UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05017
 Ivy Variable Insurance Portfolios
(Exact name of registrant as specified in charter)

610 Market Street
Philadelphia, PA 19106
Registrant's telephone number, including area code:
(800) 523-1918
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2025
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Nomura VIP Asset Strategy Series
(formerly, Macquarie VIP Asset Strategy Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Asset Strategy Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$65	0.60%
Management's discussion of Series performance
Performance highlights
Nomura VIP Asset Strategy Series (Standard Class) returned 16.87% for the 12 months ended December 31, 2025. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Series' broad-based securities market index, returned 22.34% and 22.87%, respectively.
Top contributors to performance:
The largest contributor to relative performance was gold. Healthcare industrials and an underweight allocation to real estate also contributed to performance.
Within equities, Spanish bank Banco Bilbao Vizcaya SA, US-based aerospace company Howmet Aerospace Inc., and US semiconductor company KLA Corp., contributed the most to performance.
Top detractors from performance:
The Series’ portfolio consists of a significant allocation to fixed income securities. These securities are utilized to provide stability and mitigate volatility. However, they often will detract from relative performance when the Series’ all equity index is up considerably. This was the case in 2025.
Communication services, consumer discretionary, and materials also detracted from performance due to stock selection and allocations to the sectors.
At an individual stock level, Salesforce Inc., private credit firm Blue Owl Capital Inc., and US-based HVAC company, Carrier Global Corp., detracted the most from performance.
How has the Series changed?
Within the equities, the Series changed very little at a sector level. New positions included Broadcom Inc., ING Groep NV, Hilton Worldwide Holdings Inc., Amer Sports Inc., and Alimentation Couche-Tard Inc. We exited holdings including AstraZeneca PLC, Deutsche Telekom AG, Epiroc AB, Midea Group, and Diageo PLC.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period April 28, 2017 (Standard Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	Since inception (4/28/17)
Nomura VIP Asset Strategy Series (Standard Class)	16.87%	7.33%	8.88%
MSCI ACWI Index (net)	22.34%	11.19%	11.57%
MSCI ACWI Index (gross)	22.87%	11.70%	12.11%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$581,728,404
Total number of portfolio holdings*	398
Total advisory fees paid (during reporting period)	$2,934,408
Portfolio turnover rate	76%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Common Stocks	58.65%
Corporate Bonds	9.61%
Agency Mortgage-Backed Securities	8.21%
Bullion	7.91%
Exchange-Traded Funds	5.01%
US Treasury Obligations	3.61%
Non-Agency Commercial Mortgage-Backed Securities	2.48%
Non-Agency Asset-Backed Securities	1.31%
Non-Agency Collateralized Mortgage Obligations	0.93%
Collateralized Loan Obligations	0.59%
Top 10 equity holdings
NVIDIA	3.29%
Microsoft	3.14%
Taiwan Semiconductor Manufacturing	2.69%
Apple	2.03%
Banco Bilbao Vizcaya Argentaria	1.50%
Alphabet Class A	1.45%
Eli Lilly & Co.	1.42%
Amazon.com	1.38%
Mastercard Class A	1.33%
Morgan Stanley	1.27%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Asset Strategy Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Series and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Series.
During the fiscal year, the Series changed its principal investment risks to add subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H646-0226

Nomura VIP Asset Strategy Series
(formerly, Macquarie VIP Asset Strategy Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Asset Strategy Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$92	0.85%
Management's discussion of Series performance
Performance highlights
Nomura VIP Asset Strategy Series (Service Class) returned 16.66% for the 12 months ended December 31, 2025. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Series' broad-based securities market index, returned 22.34% and 22.87%, respectively.
Top contributors to performance:
The largest contributor to relative performance was gold. Healthcare industrials and an underweight allocation to real estate also contributed to performance.
Within equities, Spanish bank Banco Bilbao Vizcaya SA, US-based aerospace company Howmet Aerospace Inc., and US semiconductor company KLA Corp., contributed the most to performance.
Top detractors from performance:
The Series’ portfolio consists of a significant allocation to fixed income securities. These securities are utilized to provide stability and mitigate volatility. However, they often will detract from relative performance when the Series’ all equity index is up considerably. This was the case in 2025.
Communication services, consumer discretionary, and materials also detracted from performance due to stock selection and allocations to the sectors.
At an individual stock level, Salesforce Inc., private credit firm Blue Owl Capital Inc., and US-based HVAC company, Carrier Global Corp., detracted the most from performance.
How has the Series changed?
Within the equities, the Series changed very little at a sector level. New positions included Broadcom Inc., ING Groep NV, Hilton Worldwide Holdings Inc., Amer Sports Inc., and Alimentation Couche-Tard Inc. We exited holdings including AstraZeneca PLC, Deutsche Telekom AG, Epiroc AB, Midea Group, and Diageo PLC.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Asset Strategy Series (Service Class)	16.66%	7.07%	7.84%
MSCI ACWI Index (net)	22.34%	11.19%	11.72%
MSCI ACWI Index (gross)	22.87%	11.70%	12.28%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$581,728,404
Total number of portfolio holdings*	398
Total advisory fees paid (during reporting period)	$2,934,408
Portfolio turnover rate	76%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Common Stocks	58.65%
Corporate Bonds	9.61%
Agency Mortgage-Backed Securities	8.21%
Bullion	7.91%
Exchange-Traded Funds	5.01%
US Treasury Obligations	3.61%
Non-Agency Commercial Mortgage-Backed Securities	2.48%
Non-Agency Asset-Backed Securities	1.31%
Non-Agency Collateralized Mortgage Obligations	0.93%
Collateralized Loan Obligations	0.59%
Top 10 equity holdings
NVIDIA	3.29%
Microsoft	3.14%
Taiwan Semiconductor Manufacturing	2.69%
Apple	2.03%
Banco Bilbao Vizcaya Argentaria	1.50%
Alphabet Class A	1.45%
Eli Lilly & Co.	1.42%
Amazon.com	1.38%
Mastercard Class A	1.33%
Morgan Stanley	1.27%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Asset Strategy Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Series and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Series.
During the fiscal year, the Series changed its principal investment risks to add subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H109-0226

Nomura VIP Balanced Series
(formerly, Macquarie VIP Balanced Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Balanced Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$108	1.02%
Management's discussion of Series performance
Performance highlights
Nomura VIP Balanced Series (Service Class) returned 11.79% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 17.88% and 7.30%, respectively.
Top contributors to performance:
The Series’ equities and credit-sensitive fixed income securities generally rallied over the fiscal year against a backdrop of moderating inflation and continued interest rate cuts by the US Federal Reserve (Fed) and other central banks globally.
US equities generally drove performance relative to fixed income, as the continued momentum from artificial intelligence helped propel risk assets forward.
The Series’ fixed income sleeve performed in line with its benchmark, the Bloomberg US Aggregate Index.
Top detractors from performance:
The Series’ allocation to equities underperformed its benchmark, the S&P 500 Index, driven by allocation and security selection.
Opportunistic exposure to US Treasurys throughout the reporting period, which underperformed both the Bloomberg US Aggregate Index and the S&P 500 Index, detracted from performance.
Allocation effects detracted from the Series’ fixed income sleeve total contribution.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Balanced Series (Service Class)	11.79%	7.85%	8.38%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$222,702,490
Total number of portfolio holdings*	379
Total advisory fees paid (during reporting period)	$1,435,465
Portfolio turnover rate	69%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Common Stocks	60.55%
Corporate Bonds	10.61%
Agency Mortgage-Backed Securities	8.98%
Exchange-Traded Funds	7.62%
US Treasury Obligations	4.64%
Non-Agency Commercial Mortgage-Backed Securities	3.12%
Non-Agency Asset-Backed Securities	1.19%
Non-Agency Collateralized Mortgage Obligations	0.90%
Agency Collateralized Mortgage Obligations	0.28%
Agency Commercial Mortgage-Backed Securities	0.24%
Top 10 equity holdings
NVIDIA	4.00%
Microsoft	3.80%
Apple	3.06%
Amazon.com	2.30%
Taiwan Semiconductor Manufacturing ADR	2.28%
Howmet Aerospace	2.10%
Alphabet Class A	2.09%
Alphabet Class C	1.91%
Broadcom	1.63%
Airbus ADR	1.38%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Balanced Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Series and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Series.
During the fiscal year, the Series changed its principal investment risks to add subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H208-0226

Nomura VIP Core Equity Series
(formerly, Macquarie Ivy VIP Core Equity)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Core Equity Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$102	0.95%
Management's discussion of Series performance
Performance highlights
Nomura VIP Core Equity Series (Service Class) returned 15.30% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index, the Series' broad-based securities market index, returned 17.88%.
Top contributors to performance:
Stock selection in the industrials sector, primarily by way of an overweight to Howmet Aerospace Inc., was the leading contributor to relative performance in the 12-month reporting period.
A meaningful underweight allocation to the consumer staples sector was the leading allocation contributor to performance relative to the Series' broad-based index, though negative stock selection largely offset the contribution to relative outperformance.
Top overall contributors to relative performance were Howmet, Taiwan Semiconductor Manufacturing Co. Inc., and Seagate Technology Holdings PLC.
Top detractors from performance:
An underweight allocation to the outperforming information technology sector was the largest allocation detractor for the year.
The financials sector was the leading detractor from relative performance based on stock selection.
Top overall detractors from relative performance were Fiserv Inc., Zebra Technologies Corp., and Salesforce Inc.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Core Equity Series (Service Class)	15.30%	13.79%	13.78%
S&P 500 Index	17.88%	14.42%	14.82%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$696,112,530
Total number of portfolio holdings*	50
Total advisory fees paid (during reporting period)	$4,363,874
Portfolio turnover rate	39%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Information Technology	33.41%
Financials	17.66%
Industrials	12.05%
Communication Services	11.88%
Consumer Discretionary	8.51%
Healthcare	8.43%
Utilities	2.30%
Consumer Staples	2.19%
Materials	2.12%

Top 10 equity holdings
Alphabet Class A	6.60%
NVIDIA	6.53%
Microsoft	6.16%
Apple	5.01%
Amazon.com	3.76%
Taiwan Semiconductor Manufacturing ADR	3.72%
Howmet Aerospace	3.44%
Broadcom	2.64%
Cummins	2.22%
CME Group	2.20%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Core Equity Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
During the fiscal year, the Series updated its principal investment risks to add redemption risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5162738)
TSAR-46600H406-0226

Nomura VIP Corporate Bond Series
(formerly, Macquarie VIP Corporate Bond Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Corporate Bond Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$81	0.78%
Management's discussion of Series performance
Performance highlights
Nomura VIP Corporate Bond Series (Service Class) returned 6.48% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.30%, while the Bloomberg US Corporate Bond Index, the Series' narrowly based securities market index (benchmark), returned 7.77%.
Top contributors to performance:
An overweight allocation compared to the benchmark to lower-quality corporate debt, such as BBB-rated (investment grade) and BB-rated (high yield) bonds, which outperformed higher-quality investments over the fiscal year due to the rebound in risk sentiment after the mid-year Liberation Day selloff.
Investments in communications and banking
Top detractors from performance:
Long-duration investments, which lagged as long-end Treasury rates climbed over the fiscal year
Investments in energy and insurance

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Corporate Bond Series (Service Class)	6.48%	-0.48%	2.58%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
Bloomberg US Corporate Bond Index	7.77%	-0.09%	3.27%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$402,269,895
Total number of portfolio holdings*	225
Total advisory fees paid (during reporting period)	$2,173,955
Portfolio turnover rate	190%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation
Banking	22.24%
Communications	9.64%
Consumer Non-Cyclical	9.64%
Electric	8.59%
Technology	6.69%
Consumer Cyclical	6.62%
Energy	6.12%
Insurance	6.10%
Finance Companies	5.16%
Brokerage	4.81%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Corporate Bond Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
During the fiscal year, the Series updated its principal investment risks to remove fixed income risk and add redemption risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5162738)
TSAR-46600H307-0226

Nomura VIP Energy Series
(formerly, Macquarie VIP Energy Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Energy Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$93	0.88%
Management's discussion of Series performance
Performance highlights
Nomura VIP Energy Series (Standard Class) returned 12.41% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index, the Series' broad-based securities market index, returned 17.88%, while the S&P 1500® Energy Sector Index, the Series' narrowly based securities market index (benchmark), returned 7.69%.
Top contributors to performance:
Refining equities outperformed versus the benchmark as global capacity curtailments and closures met stable demand. Refining crack spreads remained elevated and refiner profitability and shareholder returns remained strong.
Coal and consumable fuels outperformed as coal prices and contracting increased due to the pushout of coal retirements and cost competitiveness within natural gas.
Top detractors from performance:
Oil and gas exploration and production (E&P) equities detracted from performance. Lower oil and natural gas prices also negatively affected profitability and cash flows while growth remained subdued.
Renewable energy companies detracted from performance. Following the election of Donald Trump as President, residential solar providers came under considerable pressure as investors questioned the outlook for government incentives.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period April 28, 2017 (Standard Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	Since inception (4/28/17)
Nomura VIP Energy Series (Standard Class)	12.41%	18.94%	0.55%
S&P 500 Index	17.88%	14.42%	14.82%
S&P 1500 Energy Sector Index	7.69%	23.58%	7.32%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$74,057,454
Total number of portfolio holdings*	31
Total advisory fees paid (during reporting period)	$493,243
Portfolio turnover rate	59%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Oil & Gas Exploration & Production	48.11%
Integrated Oil & Gas	21.21%
Oil & Gas Refining & Marketing	6.23%
Coal & Consumable Fuels	5.98%
Oil & Gas Drilling	4.92%
Oil & Gas Equipment & Services	4.68%
Oil & Gas Storage & Transportation	1.51%
Semiconductors	1.02%
Electrical Components & Equipment	0.89%
Heavy Electrical Equipment	0.50%
Independent Power Producers & Energy Traders	0.39%

Top 10 equity holdings
ConocoPhillips	6.82%
Exxon Mobil	6.49%
Canadian Natural Resources	6.27%
Shell	6.22%
Diamondback Energy	5.32%
Helmerich & Payne	4.92%
ARC Resources	4.59%
Permian Resources	4.47%
EOG Resources	4.22%
TotalEnergies	4.07%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Material Series changes
Effective May 1, 2025, the Series introduced a revised fee waiver for Standard Class shares of 0.86% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Standard Class from 0.96% to 0.88%.
Effective December 1, 2025, the Series was renamed Nomura VIP Energy Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H638-0226

Nomura VIP Energy Series
(formerly, Macquarie VIP Energy Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Energy Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$120	1.13%
Management's discussion of Series performance
Performance highlights
Nomura VIP Energy Series (Service Class) returned 11.89% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index, the Series' broad-based securities market index, returned 17.88%, while the S&P 1500® Energy Sector Index, the Series' narrowly based securities market index (benchmark), returned 7.69%.
Top contributors to performance:
Refining equities outperformed versus the benchmark as global capacity curtailments and closures met stable demand. Refining crack spreads remained elevated and refiner profitability and shareholder returns remained strong.
Coal and consumable fuels outperformed as coal prices and contracting increased due to the pushout of coal retirements and cost competitiveness within natural gas.
Top detractors from performance:
Oil and gas exploration and production (E&P) equities detracted from performance. Lower oil and natural gas prices also negatively affected profitability and cash flows while growth remained subdued.
Renewable energy companies detracted from performance. Following the election of Donald Trump as President, residential solar providers came under considerable pressure as investors questioned the outlook for government incentives.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Energy Series (Service Class)	11.89%	18.61%	1.74%
S&P 500 Index	17.88%	14.42%	14.82%
S&P 1500 Energy Sector Index	7.69%	23.58%	7.77%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$74,057,454
Total number of portfolio holdings*	31
Total advisory fees paid (during reporting period)	$493,243
Portfolio turnover rate	59%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Oil & Gas Exploration & Production	48.11%
Integrated Oil & Gas	21.21%
Oil & Gas Refining & Marketing	6.23%
Coal & Consumable Fuels	5.98%
Oil & Gas Drilling	4.92%
Oil & Gas Equipment & Services	4.68%
Oil & Gas Storage & Transportation	1.51%
Semiconductors	1.02%
Electrical Components & Equipment	0.89%
Heavy Electrical Equipment	0.50%
Independent Power Producers & Energy Traders	0.39%

Top 10 equity holdings
ConocoPhillips	6.82%
Exxon Mobil	6.49%
Canadian Natural Resources	6.27%
Shell	6.22%
Diamondback Energy	5.32%
Helmerich & Payne	4.92%
ARC Resources	4.59%
Permian Resources	4.47%
EOG Resources	4.22%
TotalEnergies	4.07%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
Material Series changes
Effective May 1, 2025, the Series introduced a revised fee waiver for Service Class shares of 0.86% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Service Class from 1.21% to 1.13%.
Effective December 1, 2025, the Series was renamed Nomura VIP Energy Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H604-0226

Nomura VIP Global Growth Series
(formerly, Macquarie VIP Global Growth Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Global Growth Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$113	1.04%
Management's discussion of Series performance
Performance highlights
Nomura VIP Global Growth Series (Service Class) returned 17.93% for the 12 months ended December 31, 2025. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Series' broad-based securities market index, returned 22.34% and 22.87%, respectively.
Top contributors to performance:
Stock selection in the healthcare sector contributed to performance. This was driven by the strong performance of Fresenius SE & Co. KGaA and Eli Lilly and Co., while being underweight to Novo Nordisk A/S.
Holdings in industrials also contributed to performance, driven by several positions including Howmet Aerospace Inc. and BAE Systems PLC.
Top detractors from performance:
Stock selection in communication services was hindered by several positions including AT&T Inc., Netflix Inc., and an underweight allocation to Alphabet Inc.
Stock selection in the consumer discretionary sector also detracted from performance due to the underperformance of positions like Ferrari NV and Home Depot Inc.
How has the Series changed?
During the reporting period, we eliminated names in the Series where fundamentals have changed, including LVMH Moet Hennessy Louis Vuitton SE, Procter & Gamble Co., and Diageo PLC amid a combination of cost, macroeconomic pressures, or simply what we perceived to be rich valuations for moderate growth.
In turn, we initiated several new positions in the Series, including Alimentation Couche-Tard Inc., Amer Sports Inc., and ING Groep NV

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Global Growth Series (Service Class)	17.93%	9.99%	10.71%
MSCI ACWI Index (net)	22.34%	11.19%	11.72%
MSCI ACWI Index (gross)	22.87%	11.70%	12.28%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$162,136,327
Total number of portfolio holdings*	55
Total advisory fees paid (during reporting period)	$1,053,875
Portfolio turnover rate	37%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Country allocation
United States	60.74%
India	4.70%
Taiwan	4.55%
Germany	4.31%
Japan	2.92%
Canada	2.81%
United Kingdom	2.61%
Spain	2.54%
Brazil	2.36%
France	2.00%

Sector allocation*
Information Technology	27.87%
Financials	17.64%
Industrials	13.39%
Healthcare	11.28%
Consumer Discretionary	10.26%
Consumer Staples	7.52%
Communication Services	6.84%
Energy	1.52%
Utilities	1.42%
Materials	1.38%

Top 10 equity holdings
NVIDIA	5.55%
Microsoft	5.29%
Taiwan Semiconductor Manufacturing	4.55%
Apple	3.43%
Banco Bilbao Vizcaya Argentaria	2.54%
Alphabet Class A	2.46%
Eli Lilly & Co.	2.40%
Amazon.com	2.33%
Mastercard Class A	2.25%
Morgan Stanley	2.15%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Global Growth Series.
For the fiscal year ended December 31, 2025, the Series' total annual operating expenses for Service Class decreased from 1.09% to 1.04%.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5162738)
TSAR-46600H877-0226

Nomura VIP Growth Series
(formerly, Macquarie VIP Growth Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Growth Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$105	1.01%
Management's discussion of Series performance
Performance highlights
Nomura VIP Growth Series (Service Class) returned 8.41% for the 12 months ended December 31, 2025. During the same period, the Russell 1000® Index, the Series' broad-based securities market index, returned 17.37%, while the Russell 1000® Growth Index, the Series' narrowly based securities market index, returned 18.56%.
Top contributors to performance:
The largest relative contributors to performance were stock selection within the consumer staples sector and an underweight allocation to consumer discretionary.
Contributing the most from a stock standpoint were leading global semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd., an underweight to Apple Inc., and Verisign Inc., a leader in internet infrastructure and domain name registry services.
Top detractors from performance:
The largest relative detractors were stock selection within healthcare, industrials, and information technology. An overweight to financials and an underweight to communication services also detracted from performance.
US health insurer UnitedHealth Group Inc., leading customer relationship management (CRM) provider Salesforce Inc., and semiconductor and software solutions supplier Broadcom Inc. detracted the most at a stock level.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Growth Series (Service Class)	8.41%	11.89%	15.40%
Russell 1000 Index	17.37%	13.59%	14.59%
Russell 1000 Growth Index	18.56%	15.32%	18.13%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$510,448,857
Total number of portfolio holdings*	36
Total advisory fees paid (during reporting period)	$4,175,497
Portfolio turnover rate	26%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Information Technology	50.13%
Financials	13.93%
Healthcare	9.06%
Consumer Discretionary	8.51%
Communication Services	7.58%
Industrials	6.61%
Materials	1.70%
Real Estate	1.24%
Consumer Staples	0.92%

Top 10 equity holdings
NVIDIA	14.08%
Microsoft	13.83%
Apple	8.55%
Amazon.com	6.16%
Alphabet Class A	5.65%
Visa Class A	4.74%
Intercontinental Exchange	3.11%
Danaher	2.82%
Intuit	2.80%
Broadcom	2.67%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective May 1, 2025, the Series introduced a new fee waiver for Service Class shares of 0.76% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Series was renamed Nomura VIP Growth Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H802-0226

Nomura VIP High Income Series
(formerly, Macquarie VIP High Income Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP High Income Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$72	0.69%
Management's discussion of Series performance
Performance highlights
Nomura VIP High Income Series (Standard Class) returned 7.41% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.30%, while the ICE BofA US High Yield Constrained Index, the Series' narrowly based securities market index, returned 8.50%.
Top contributors to performance:
Security selection within the media sector
An overweight and security selection within the banking sector
An overweight and security selection within the automotive sector
Top detractors from performance:
Security selection within the leisure sector
An underweight and security selection within the real estate sector
Security selection within the consumer goods sector

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period April 28, 2017 (Standard Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	Since inception (4/28/17)
Nomura VIP High Income Series (Standard Class)	7.41%	3.98%	4.47%
Bloomberg US Aggregate Index	7.30%	-0.36%	1.82%
ICE BofA US High Yield Constrained Index	8.50%	4.50%	5.02%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$780,951,749
Total number of portfolio holdings*	307
Total advisory fees paid (during reporting period)	$4,802,429
Portfolio turnover rate	42%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Energy	9.53%
Capital Goods	8.11%
Media	8.10%
Healthcare	7.31%
Basic Industry	6.82%
Financial Services	5.79%
Technology & Electronics	5.77%
Telecommunications	5.68%
Retail	5.26%
Automotive	4.93%

*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP High Income Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
During the fiscal year, the Series changed its principal investment risks to remove fixed income risk and add subsidary risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)

Nomura VIP High Income Series
(formerly, Macquarie VIP High Income Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP High Income Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$97	0.94%
Management's discussion of Series performance
Performance highlights
Nomura VIP High Income Series (Service Class) returned 7.17% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.30%, while the ICE BofA US High Yield Constrained Index, the Series' narrowly based securities market index, returned 8.50%.
Top contributors to performance:
Security selection within the media sector
An overweight and security selection within the banking sector
An overweight and security selection within the automotive sector
Top detractors from performance:
Security selection within the leisure sector
An underweight and security selection within the real estate sector
Security selection within the consumer goods sector

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP High Income Series (Service Class)	7.17%	3.73%	5.56%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
ICE BofA US High Yield Constrained Index	8.50%	4.50%	6.44%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$780,951,749
Total number of portfolio holdings*	307
Total advisory fees paid (during reporting period)	$4,802,429
Portfolio turnover rate	42%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Energy	9.53%
Capital Goods	8.11%
Media	8.10%
Healthcare	7.31%
Basic Industry	6.82%
Financial Services	5.79%
Technology & Electronics	5.77%
Telecommunications	5.68%
Retail	5.26%
Automotive	4.93%

*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP High Income Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
During the fiscal year, the Series changed its principal investment risks to remove fixed income risk and add subsidary risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H620-0226

Nomura VIP International Core Equity Series
(formerly, Macquarie VIP International Core Equity Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP International Core Equity Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$97	0.86%
Management's discussion of Series performance
Performance highlights
Nomura VIP International Core Equity Series (Standard Class) returned 24.56% for the 12 months ended December 31, 2025. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Series' broad-based securities market index, returned 32.39% and 33.11%, respectively.
Top contributors to performance:
Stock selection in the industrials sector contributed to performance. Kion Group AG and Thales SA were the main drivers of outperformance.
Holdings in financials also contributed to performance, including Banco Bilbao Vizcaya Argentaria SA and ING Groep NV.
Top detractors from performance:
Stock selection in the healthcare sector was hindered by several positions, including Alcon AG and ICON PLC, which were hit by industry-wide macroeconomic pressures.
Stock selection in consumer discretionary also detracted from performance, due to the underperformance of positions like Lululemon Athletica Inc. and Flutter Entertainment PLC on the back of regulatory uncertainty and competitive pressures.
How has the Series changed?
During the period, we eliminated names in the Series in which fundamentals have changed, including Diageo PLC, Haleon PLC, Heidelberg Materials AG, Lululemon Athletica Inc., Nintendo Co. Ltd., Siemens AG, and Mondi PLC amid a combination of cost, macroeconomic pressures, or what we perceived to be rich valuations for moderate growth.
We initiated several new positions in the Series during the period, including argenx SE, Barclays PLC, Embraer SA, Olympus Corp., and Samsung Electronics Co. Ltd.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 28, 2024 (Standard Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	Since inception (3/28/24)
Nomura VIP International Core Equity Series (Standard Class)	24.56%*	12.04%*
MSCI ACWI ex USA Index (net)	32.39%	17.90%
MSCI ACWI ex USA Index (gross)	33.11%	18.54%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$749,565,324
Total number of portfolio holdings*	54
Total advisory fees paid (during reporting period)	$6,012,597
Portfolio turnover rate	90%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Country allocation
Japan	10.21%
United Kingdom	9.78%
Germany	8.93%
China	8.61%
Brazil	7.28%
Netherlands	7.15%
India	6.58%
Taiwan	6.21%
South Korea	5.49%
Singapore	4.24%

Sector allocation*
Financials	24.05%
Industrials	19.85%
Information Technology	16.88%
Consumer Discretionary	15.36%
Healthcare	9.92%
Communication Services	5.82%
Consumer Staples	2.62%
Energy	2.23%
Real Estate	1.52%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	6.21%
ING Groep	3.13%
China Merchants Bank Class H	2.84%
SK Hynix	2.69%
MercadoLibre	2.65%
Bharti Airtel	2.62%
Mitsubishi UFJ Financial Group	2.54%
SMC	2.54%
Banco Bilbao Vizcaya Argentaria	2.45%
Barclays	2.40%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP International Core Equity Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
During the fiscal year, the Series changed its principal investment risks to add redemption risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H885-0226

Nomura VIP International Core Equity Series
(formerly, Macquarie VIP International Core Equity Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP International Core Equity Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$124	1.11%
Management's discussion of Series performance
Performance highlights
Nomura VIP International Core Equity Series (Service Class) returned 24.24% for the 12 months ended December 31, 2025. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Series' broad-based securities market index, returned 32.39% and 33.11%, respectively.
Top contributors to performance:
Stock selection in the industrials sector contributed to performance. Kion Group AG and Thales SA were the main drivers of outperformance.
Holdings in financials also contributed to performance, including Banco Bilbao Vizcaya Argentaria SA and ING Groep NV.
Top detractors from performance:
Stock selection in the healthcare sector was hindered by several positions, including Alcon AG and ICON PLC, which were hit by industry-wide macroeconomic pressures.
Stock selection in consumer discretionary also detracted from performance, due to the underperformance of positions like Lululemon Athletica Inc. and Flutter Entertainment PLC on the back of regulatory uncertainty and competitive pressures.
How has the Series changed?
During the period, we eliminated names in the Series in which fundamentals have changed, including Diageo PLC, Haleon PLC, Heidelberg Materials AG, Lululemon Athletica Inc., Nintendo Co. Ltd., Siemens AG, and Mondi PLC amid a combination of cost, macroeconomic pressures, or what we perceived to be rich valuations for moderate growth.
We initiated several new positions in the Series during the period, including argenx SE, Barclays PLC, Embraer SA, Olympus Corp., and Samsung Electronics Co. Ltd.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP International Core Equity Series (Service Class)	24.24%*	7.83%	6.62%
MSCI ACWI ex USA Index (net)	32.39%	7.91%	8.41%
MSCI ACWI ex USA Index (gross)	33.11%	8.46%	8.95%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$749,565,324
Total number of portfolio holdings*	54
Total advisory fees paid (during reporting period)	$6,012,597
Portfolio turnover rate	90%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Country allocation
Japan	10.21%
United Kingdom	9.78%
Germany	8.93%
China	8.61%
Brazil	7.28%
Netherlands	7.15%
India	6.58%
Taiwan	6.21%
South Korea	5.49%
Singapore	4.24%

Sector allocation*
Financials	24.05%
Industrials	19.85%
Information Technology	16.88%
Consumer Discretionary	15.36%
Healthcare	9.92%
Communication Services	5.82%
Consumer Staples	2.62%
Energy	2.23%
Real Estate	1.52%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	6.21%
ING Groep	3.13%
China Merchants Bank Class H	2.84%
SK Hynix	2.69%
MercadoLibre	2.65%
Bharti Airtel	2.62%
Mitsubishi UFJ Financial Group	2.54%
SMC	2.54%
Banco Bilbao Vizcaya Argentaria	2.45%
Barclays	2.40%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP International Core Equity Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
During the fiscal year, the Series changed its principal investment risks to add redemption risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H562-0226

Nomura VIP Limited-Term Bond Series
(formerly, Macquarie VIP Limited-Term Bond Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Limited-Term Bond Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$81	0.79%
Management's discussion of Series performance
Performance highlights
Nomura VIP Limited-Term Bond Series (Service Class) returned 4.70% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.30%, while the Bloomberg 1-3 Year US Government/Credit Index, the Series' narrowly based securities market index (benchmark), returned 5.35%.
Top contributors to performance:
Allocations to the structured finance sector, especially residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and asset backed securities (ABS) contributed to the Series' performance as a resilient economy, bolstered by continued artificial intelligence capital expenditures and US Federal Reserve (Fed) easing, provided a tailwind for risk markets.
Allocations to both high yield and investment grade corporate bonds contributed to the Series' performance.
The Series' duration and yield curve positioning over the period also contributed to performance.
Top detractors from performance:
An underweight allocation to the government-related sector relative to the Series' benchmark detracted from performance.
Security selection within investment grade corporate bonds was a detractor.
Positioning in Treasury Inflation-Protected Securities, or TIPS, initiated as a hedge against a possible reawakening of inflation due to tariffs or potential missteps by the Fed, detracted from performance.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Limited-Term Bond Series (Service Class)	4.70%	1.75%	2.12%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$134,600,542
Total number of portfolio holdings*	151
Total advisory fees paid (during reporting period)	$661,130
Portfolio turnover rate	262%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
US Treasury Obligations	53.29%
Corporate Bonds	16.55%
Non-Agency Asset-Backed Securities	10.63%
Agency Mortgage-Backed Securities	7.36%
Collateralized Loan Obligations	5.53%
Non-Agency Collateralized Mortgage Obligations	3.32%
Agency Commercial Mortgage-Backed Securities	1.10%
Agency Collateralized Mortgage Obligations	0.71%
Government Agency Obligations	0.43%
Sovereign Bond	0.25%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Limited-Term Bond Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
During the fiscal year, the Series updated its principal investment risks to remove fixed income risk and add redemption risk and portfolio turnover risk as new principal investment risks.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5162738)
TSAR-46600H869-0226

Nomura VIP Mid Cap Growth Series
(formerly, Macquarie VIP Mid Cap Growth Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Mid Cap Growth Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$86	0.85%
Management's discussion of Series performance
Performance highlights
Nomura VIP Mid Cap Growth Series (Standard Class) returned 1.38% for the 12 months ended December 31, 2025. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 17.15%, while the Russell Midcap® Growth Index, the Series' narrowly based securities market index (benchmark), returned 8.66%.
Top contributors to performance:
Stock selection in the consumer staples sector, primarily by way of an overweight to Casey’s General Stores Inc., was the leading contributor to performance relative to the benchmark for the reporting period.
A meaningful overweight to the healthcare sector was the leading allocation contributor to performance relative to the benchmark; however, negative stock selection more than offset the contribution to relative outperformance.
Top overall contributors to relative performance were Coherent Corp., Howmet Aerospace Inc., and IDEXX Laboratories Inc.
Top detractors from performance:
The information technology sector was the leading detractor from relative performance based on stock selection.
A lack of exposure to the outperforming utilities sector was the largest allocation detractor.
Top overall detractors from relative performance were a lack of exposure to benchmark holdings Palantir Technologies Inc., Floor & Decor Holdings Inc., and Trex Company Inc., which performed well during the reporting period.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period April 28, 2017 (Standard Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	Since inception (4/28/17)
Nomura VIP Mid Cap Growth Series (Standard Class)	1.38%	0.16%	10.77%
Russell 3000 Index	17.15%	13.15%	14.15%
Russell Midcap Growth Index	8.66%	6.65%	12.53%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$371,443,763
Total number of portfolio holdings*	61
Total advisory fees paid (during reporting period)	$3,024,559
Portfolio turnover rate	52%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Industrials	22.39%
Information Technology	22.25%
Healthcare	19.34%
Consumer Discretionary	18.25%
Financials	8.47%
Real Estate	2.68%
Materials	1.96%
Consumer Staples	1.36%
Communication Services	0.89%

Top 10 equity holdings
IDEXX Laboratories	3.92%
Royal Caribbean Cruises	3.88%
Monolithic Power Systems	2.89%
Cloudflare Class A	2.82%
CoStar Group	2.68%
Datadog Class A	2.44%
LPL Financial Holdings	2.41%
Fastenal	2.34%
Insulet	2.27%
Howmet Aerospace	2.24%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Mid Cap Growth Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H687-0226

Nomura VIP Mid Cap Growth Series
(formerly, Macquarie VIP Mid Cap Growth Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Mid Cap Growth Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$111	1.10%
Management's discussion of Series performance
Performance highlights
Nomura VIP Mid Cap Growth Series (Service Class) returned 1.18% for the 12 months ended December 31, 2025. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 17.15%, while the Russell Midcap® Growth Index, the Series' narrowly based securities market index (benchmark), returned 8.66%.
Top contributors to performance:
Stock selection in the consumer staples sector, primarily by way of an overweight to Casey’s General Stores Inc., was the leading contributor to performance relative to the benchmark for the reporting period.
A meaningful overweight to the healthcare sector was the leading allocation contributor to performance relative to the benchmark; however, negative stock selection more than offset the contribution to relative outperformance.
Top overall contributors to relative performance were Coherent Corp., Howmet Aerospace Inc., and IDEXX Laboratories Inc.
Top detractors from performance:
The information technology sector was the leading detractor from relative performance based on stock selection.
A lack of exposure to the outperforming utilities sector was the largest allocation detractor.
Top overall detractors from relative performance were a lack of exposure to benchmark holdings Palantir Technologies Inc., Floor & Decor Holdings Inc., and Trex Company Inc., which performed well during the reporting period.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Mid Cap Growth Series (Service Class)	1.18%	-0.08%	10.66%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Growth Index	8.66%	6.65%	12.49%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$371,443,763
Total number of portfolio holdings*	61
Total advisory fees paid (during reporting period)	$3,024,559
Portfolio turnover rate	52%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Industrials	22.39%
Information Technology	22.25%
Healthcare	19.34%
Consumer Discretionary	18.25%
Financials	8.47%
Real Estate	2.68%
Materials	1.96%
Consumer Staples	1.36%
Communication Services	0.89%

Top 10 equity holdings
IDEXX Laboratories	3.92%
Royal Caribbean Cruises	3.88%
Monolithic Power Systems	2.89%
Cloudflare Class A	2.82%
CoStar Group	2.68%
Datadog Class A	2.44%
LPL Financial Holdings	2.41%
Fastenal	2.34%
Insulet	2.27%
Howmet Aerospace	2.24%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Mid Cap Growth Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H596-0226

Nomura VIP Natural Resources Series
(formerly, Macquarie VIP Natural Resources Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Natural Resources Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$149	1.25%
Management's discussion of Series performance
Performance highlights
Nomura VIP Natural Resources Series (Service Class) returned 37.75% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index, the Series' broad-based securities market index, returned 17.88%, while the S&P Global Natural Resources Index, the Series' narrowly based securities market index (benchmark), returned 28.86%.
Top contributors to performance:
Copper mining equities contributed to performance as copper supplies tightened due to disruptions. Moreover, investors anticipated growing demand from onshoring and the buildout of data centers.
Gold equities outperformed versus the benchmark as central banks rapidly increased their purchases of gold and the US Federal Reserve (Fed) began cutting interest rates. Furthermore, geopolitical uncertainty led investors to seek safe-haven assets such as gold.
Top detractors from performance:
Paper and forest product equities detracted from performance. Excess lumber capacity combined with the Canadian and US tariff spat to keep lumber pricing under pressure. Lumber demand remained lackluster due to elevated interest rates impacting new-construction housing. Paper demand also remained under pressure as a result of excess capacity and poor demand.
Oil and gas exploration and production (E&P) equities detracted from performance. Lower oil and natural gas prices also negatively affected profitability and cash flows while growth remained subdued.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Natural Resources Series (Service Class)	37.75%	15.73%	6.94%
S&P 500 Index	17.88%	14.42%	14.82%
S&P Global Natural Resources Index	28.86%	10.60%	10.38%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$87,848,841
Total number of portfolio holdings*	43
Total advisory fees paid (during reporting period)	$632,867
Portfolio turnover rate	47%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Oil & Gas Exploration & Production	15.25%
Gold	14.10%
Diversified Metals & Mining	8.31%
Integrated Oil & Gas	8.19%
Fertilizers & Agricultural Chemicals	7.08%
Steel	5.93%
Construction Materials	4.75%
Coal & Consumable Fuels	4.70%
Forest Products	4.13%
Precious Metals & Minerals	3.43%

Top 10 equity holdings
Shell	4.88%
Newmont	4.75%
Steel Dynamics	4.41%
Nutrien	4.39%
Hudbay Minerals	3.77%
CRH	3.46%
Valterra Platinum	3.43%
Anglo American	3.27%
Coeur Mining	3.17%
Wheaton Precious Metals	3.12%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective May 1, 2025, the Series introduced a new fee waiver for Service Class shares of 0.98% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Series was renamed Nomura VIP Natural Resources Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H851-0226

Nomura VIP Pathfinder Aggressive Series
(formerly, Macquarie VIP Pathfinder Aggressive Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Pathfinder Aggressive Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$16	0.15%
Management's discussion of Series performance
Performance highlights
Nomura VIP Pathfinder Aggressive Series (Service Class) returned 15.86% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 19.90%.
Top contributors to performance:
Global equities and credit-sensitive US fixed income generally rallied over the fiscal year against a backdrop of moderating inflation and the continuation of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
Performance reflected the mix of allocation weightings and returns in the underlying funds.
Performance of underlying strategies was generally positive in absolute terms.
Relative to the Fund’s respective broad-based index, the Fund benefitted from positive asset allocation effects.
Allocation to Nomura VIP Growth and Income Series outperformed its benchmark and contributed significantly due to manager selection effects.
Top detractors from performance:
Negative manager selection effects for most funds detracted from performance.
Underperformance of both the Nomura VIP Core Equity Series and the Nomura VIP International Core Series relative to their respective benchmarks.
Relative to the Fund’s broad-based fixed income market index (the Bloomberg US Aggregate Index), the Nomura VIP Corporate Bond Series underperformed.
Allocations to small- and mid-cap growth in the beginning of the period detracted from performance.
*The blended benchmark is computed using a combination of 55% Russell 3000® Index / 30% MSCI EAFE Index / 15% Bloomberg US Credit Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Pathfinder Aggressive Series (Service Class)	15.86%	8.40%	9.88%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
55% Russell 3000 Index / 30% MSCI EAFE Index / 15% Bloomberg US Credit Index	19.90%	9.97%	10.89%
Russell 3000 Index	17.15%	13.15%	14.29%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Index (gross)	31.89%	9.47%	8.72%
Bloomberg US Credit Index	7.83%	-0.05%	3.15%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$50,003,425
Total number of portfolio holdings*	11
Total advisory fees paid (during reporting period)	$0
Portfolio turnover rate	46%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Affiliated Mutual Funds	89.02%
Alternative / Specialty Fund	6.43%
Fixed Income Funds	9.68%
Global / International Equity Fund	27.52%
US Equity Funds	45.39%
Affiliated Exchange-Traded Funds	10.79%
Top 10 underlying funds
Nomura VIP International Core Equity Series – Standard Class	27.52%
Nomura VIP Core Equity Series – Service Class	23.74%
Nomura VIP Growth and Income Series – Standard Class	14.29%
Nomura VIP Corporate Bond Series – Service Class	8.43%
Nomura Focused Large Growth ETF	8.04%
Nomura VIP Science and Technology Series – Standard Class	6.43%
Nomura VIP Smid Cap Core Series – Service Class	3.95%
Nomura VIP Value Series – Service Class	3.41%
Nomura Focused International Core ETF	2.75%
Nomura VIP Limited-Term Bond Series – Service Class	1.00%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Pathfinder Aggressive Series.
For the fiscal year ended December 31, 2025, the Series total annual operating expenses for Service Class increased from 0.12% to 0.15%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5168242)
TSAR-46600H703-0226

Nomura VIP Pathfinder Conservative Series
(formerly, Macquarie VIP Pathfinder Conservative Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Pathfinder Conservative Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$15	0.14%
Management's discussion of Series performance
Performance highlights
Nomura VIP Pathfinder Conservative Series (Service Class) returned 10.44% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 12.86%.
Top contributors to performance:
Global equities and credit-sensitive US fixed income generally rallied over the fiscal year against a backdrop of moderating inflation and the continuation of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
Performance reflected the mix of allocation weightings and returns in the underlying funds.
Performance of underlying strategies was generally positive in absolute terms.
Allocation to Nomura VIP Growth and Income Series outperformed its benchmark and contributed significantly due to manager selection effects.
Top detractors from performance:
Negative manager selection effects for most funds detracted from performance.
Underperformance of both the Nomura VIP Core Equity Series and the Nomura VIP International Core Series relative to their respective benchmarks.
Allocations to small- and mid-cap growth in the beginning of the period detracted from performance.
*The blended benchmark is computed using a combination of 35% Russell 3000® Index / 35% Bloomberg US Credit Index / 20% Bloomberg 1-3 Year US Government/Credit Index / 10% MSCI EAFE Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Pathfinder Conservative Series (Service Class)	10.44%	4.91%	6.23%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
35% Russell 3000 Index / 35% Bloomberg US Credit Index / 20% Bloomberg 1-3 Year US Government/Credit Index / 10% MSCI EAFE Index	12.86%	5.95%	7.49%
Russell 3000 Index	17.15%	13.15%	14.29%
Bloomberg US Credit Index	7.83%	-0.05%	3.15%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Index (gross)	31.89%	9.47%	8.72%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$62,062,969
Total number of portfolio holdings*	11
Total advisory fees paid (during reporting period)	$0
Portfolio turnover rate	35%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Affiliated Mutual Funds	93.41%
Alternative / Specialty Fund	4.31%
Fixed Income Funds	49.59%
Global / International Equity Fund	9.21%
US Equity Funds	30.30%
Affiliated Exchange-Traded Funds	6.40%
Top 10 underlying funds
Nomura VIP Corporate Bond Series – Service Class	30.47%
Nomura VIP Limited-Term Bond Series – Service Class	17.86%
Nomura VIP Core Equity Series – Service Class	15.88%
Nomura VIP Growth and Income Series – Standard Class	9.62%
Nomura VIP International Core Equity Series – Standard Class	9.21%
Nomura Focused Large Growth ETF	5.47%
Nomura VIP Science and Technology Series – Standard Class	4.31%
Nomura VIP Smid Cap Core Series – Service Class	2.58%
Nomura VIP Value Series – Service Class	2.22%
Nomura VIP High Income Series – Standard Class	1.26%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Pathfinder Conservative Series.
For the fiscal year ended December 31, 2025, the Series total annual operating expenses for Service Class increased from 0.11% to 0.14%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5168242)
TSAR-46600H752-0226

Nomura VIP Pathfinder Moderate Series
(formerly, Macquarie VIP Pathfinder Moderate Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Pathfinder Moderate Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$5	0.05%
Management's discussion of Series performance
Performance highlights
Nomura VIP Pathfinder Moderate Series (Service Class) returned 13.50% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 16.35%.
Top contributors to performance:
Global equities and credit-sensitive US fixed income generally rallied over the fiscal year against a backdrop of moderating inflation and the continuation of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
Performance reflected the mix of allocation weightings and returns in the underlying funds.
Performance of underlying strategies was generally positive in absolute terms.
Relative to the Fund’s respective broad-based index, the Fund benefitted from positive asset allocation effects.
Allocation to Nomura VIP Growth and Income Series outperformed its benchmark and contributed significantly due to manager selection effects.
Top detractors from performance:
Negative manager selection effects for most funds detracted from performance.
Underperformance of both the Nomura VIP Core Equity Series and the Nomura VIP International Core Series relative to their respective benchmarks.
Relative to the Fund’s broad-based fixed income market index (the Bloomberg US Aggregate Index), the Nomura VIP Corporate Bond Series underperformed.
Allocations to small- and mid-cap growth in the beginning of the period detracted from performance.
*The blended benchmark is computed using a combination of 45% Russell 3000® Index / 25% Bloomberg US Credit Index / 20% MSCI EAFE Index / 10% Bloomberg 1-3 Year US Government/Credit Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Pathfinder Moderate Series (Service Class)	13.50%	6.81%	8.01%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
45% Russell 3000 Index / 25% Bloomberg US Credit Index / 20% MSCI EAFE Index / 10% Bloomberg 1-3 Year US Government/Credit Index	16.35%	7.97%	9.21%
Russell 3000 Index	17.15%	13.15%	14.29%
Bloomberg US Credit Index	7.83%	-0.05%	3.15%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Index (gross)	31.89%	9.47%	8.72%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$351,680,594
Total number of portfolio holdings*	11
Total advisory fees paid (during reporting period)	$0
Portfolio turnover rate	39%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Affiliated Mutual Funds	91.13%
Alternative / Specialty Fund	5.37%
Fixed Income Funds	29.58%
Global / International Equity Fund	18.36%
US Equity Funds	37.82%
Affiliated Exchange-Traded Funds	8.64%
Top 10 underlying funds
Nomura VIP Corporate Bond Series – Service Class	20.57%
Nomura VIP Core Equity Series – Service Class	19.80%
Nomura VIP International Core Equity Series – Standard Class	18.36%
Nomura VIP Growth and Income Series – Standard Class	11.95%
Nomura VIP Limited-Term Bond Series – Service Class	8.26%
Nomura Focused Large Growth ETF	6.78%
Nomura VIP Science and Technology Series – Standard Class	5.37%
Nomura VIP Smid Cap Core Series – Service Class	3.26%
Nomura VIP Value Series – Service Class	2.81%
Nomura Focused International Core ETF	1.86%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Pathfinder Moderate Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5168242)
TSAR-46600H711-0226

Nomura VIP Pathfinder Moderately Aggressive Series
(formerly, Macquarie VIP Pathfinder Moderately Aggressive Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Pathfinder Moderately Aggressive Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$5	0.05%
Management's discussion of Series performance
Performance highlights
Nomura VIP Pathfinder Moderately Aggressive Series (Service Class) returned 14.59% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 18.11%.
Top contributors to performance:
Global equities and credit-sensitive US fixed income generally rallied over the fiscal year against a backdrop of moderating inflation and the continuation of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
Performance reflected the mix of allocation weightings and returns in the underlying funds.
Performance of underlying strategies was generally positive in absolute terms.
Relative to the Fund’s respective broad-based index, the Fund benefitted from positive asset allocation effects.
Allocation to Nomura VIP Growth and Income Series outperformed its benchmark and contributed significantly due to manager selection effects.
Top detractors from performance:
Negative manager selection effects for most funds detracted from performance.
Underperformance of both the Nomura VIP Core Equity Series and the Nomura VIP International Core Series relative to their respective benchmarks.
Relative to the Fund’s broad-based fixed income market index (the Bloomberg US Aggregate Index), the Nomura VIP Corporate Bond Series underperformed.
Allocations to small- and mid-cap growth in the beginning of the period detracted from performance.
*The blended benchmark is computed using a combination of 50% Russell 3000® Index / 25% MSCI EAFE Index / 20% Bloomberg US Credit Index / 5% Bloomberg 1-3 Year US Government/Credit Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Pathfinder Moderately Aggressive Series (Service Class)	14.59%	7.67%	8.92%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
50% Russell 3000 Index / 25% MSCI EAFE Index / 20% Bloomberg US Credit Index / 5% Bloomberg 1-3 Year US Government/Credit Index	18.11%	8.97%	10.05%
Russell 3000 Index	17.15%	13.15%	14.29%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Index (gross)	31.89%	9.47%	8.72%
Bloomberg US Credit Index	7.83%	-0.05%	3.15%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$430,749,953
Total number of portfolio holdings*	11
Total advisory fees paid (during reporting period)	$0
Portfolio turnover rate	41%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Affiliated Mutual Funds	89.99%
Alternative / Specialty Fund	5.85%
Fixed Income Funds	19.62%
Global / International Equity Fund	22.92%
US Equity Funds	41.60%
Affiliated Exchange-Traded Funds	9.79%
Top 10 underlying funds
Nomura VIP International Core Equity Series – Standard Class	22.92%
Nomura VIP Core Equity Series – Service Class	21.76%
Nomura VIP Corporate Bond Series – Service Class	15.39%
Nomura VIP Growth and Income Series – Standard Class	13.17%
Nomura Focused Large Growth ETF	7.48%
Nomura VIP Science and Technology Series – Standard Class	5.85%
Nomura VIP Limited-Term Bond Series – Service Class	3.73%
Nomura VIP Smid Cap Core Series – Service Class	3.55%
Nomura VIP Value Series – Service Class	3.12%
Nomura Focused International Core ETF	2.31%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Pathfinder Moderately Aggressive Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5168242)
TSAR-46600H737-0226

Nomura VIP Pathfinder Moderately Conservative Series
(formerly, Macquarie VIP Pathfinder Moderately Conservative Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Pathfinder Moderately Conservative Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$8	0.08%
Management's discussion of Series performance
Performance highlights
Nomura VIP Pathfinder Moderately Conservative Series (Service Class) returned 12.08% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 14.60%.
Top contributors to performance:
Global equities and credit-sensitive US fixed income generally rallied over the fiscal year against a backdrop of moderating inflation and the continuation of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
Performance reflected the mix of allocation weightings and returns in the underlying funds.
Performance of underlying strategies was generally positive in absolute terms.
Relative to the Fund’s respective broad-based index, the Fund benefitted from slightly positive asset allocation effects.
Allocation to Nomura VIP Growth and Income Series outperformed its benchmark and contributed significantly due to manager selection effects.
Top detractors from performance:
Negative manager selection effects for most funds detracted from performance.
Underperformance of both the Nomura VIP Core Equity Series and the Nomura VIP International Core Series relative to their respective benchmarks.
Relative to the Fund’s broad-based fixed income market index (the Bloomberg US Aggregate Index), the Nomura VIP Corporate Bond Series underperformed.
Allocations to small- and mid-cap growth in the beginning of the period detracted from performance.
*The blended benchmark is computed using a combination of 40% Russell 3000® Index / 30% Bloomberg US Credit Index / 15% MSCI EAFE Index / 15% Bloomberg 1-3 Year US Government/Credit Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Pathfinder Moderately Conservative Series (Service Class)	12.08%	5.87%	7.16%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
40% Russell 3000 Index / 30% Bloomberg US Credit Index / 15% MSCI EAFE Index / 15% Bloomberg 1-3 Year US Government/Credit Index	14.60%	6.96%	8.35%
Russell 3000 Index	17.15%	13.15%	14.29%
Bloomberg US Credit Index	7.83%	-0.05%	3.15%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Index (gross)	31.89%	9.47%	8.72%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$111,874,387
Total number of portfolio holdings*	11
Total advisory fees paid (during reporting period)	$0
Portfolio turnover rate	37%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Affiliated Mutual Funds	92.26%
Alternative / Specialty Fund	4.88%
Fixed Income Funds	39.55%
Global / International Equity Fund	13.78%
US Equity Funds	34.05%
Affiliated Exchange-Traded Funds	7.53%
Top 10 underlying funds
Nomura VIP Corporate Bond Series – Service Class	25.60%
Nomura VIP Core Equity Series – Service Class	17.83%
Nomura VIP International Core Equity Series – Standard Class	13.78%
Nomura VIP Limited-Term Bond Series – Service Class	12.95%
Nomura VIP Growth and Income Series – Standard Class	10.73%
Nomura Focused Large Growth ETF	6.13%
Nomura VIP Science and Technology Series – Standard Class	4.88%
Nomura VIP Smid Cap Core Series – Service Class	2.97%
Nomura VIP Value Series – Service Class	2.52%
Nomura Focused International Core ETF	1.40%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Pathfinder Moderately Conservative Series.
For the fiscal year ended December 31, 2025, the Series total annual operating expenses for Service Class decreased from 0.09% to 0.08%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5168242)
TSAR-46600H745-0226

Nomura VIP Pathfinder Moderate – Managed Volatility Series
(formerly, Macquarie VIP Pathfinder Moderate – Managed Volatility Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Pathfinder Moderate – Managed Volatility Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$25	0.24%
Management's discussion of Series performance
Performance highlights
Nomura VIP Pathfinder Moderate – Managed Volatility Series (Service Class) returned 10.72% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 16.35%.
Top contributors to performance:
Global equities and credit-sensitive US fixed income generally rallied over the fiscal year against a backdrop of moderating inflation and the continuation of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
Performance reflected the mix of allocation weightings and returns in the underlying funds.
Performance of underlying strategies was generally positive in absolute terms.
Relative to the Fund’s respective broad-based index, the Fund benefitted from positive asset allocation effects.
Allocation to Nomura VIP Growth and Income Series outperformed its benchmark and contributed significantly due to manager selection effects.
Top detractors from performance:
Negative manager selection effects for most funds detracted from performance.
Underperformance of both the Nomura VIP Core Equity Series and the Nomura VIP International Core Series relative to their respective benchmarks.
Relative to the Fund’s broad-based fixed income market index (the Bloomberg US Aggregate Index), the Nomura VIP Corporate Bond Series underperformed.
Allocations to small- and mid-cap growth in the beginning of the period detracted from performance.
*The blended benchmark is computed using a combination of 45% Russell 3000® Index / 25% Bloomberg US Credit Index / 20% MSCI EAFE Index / 10% Bloomberg 1-3 Year US Government/Credit Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Pathfinder Moderate – Managed Volatility Series (Service Class)	10.72%	5.98%	6.64%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
45% Russell 3000 Index / 25% Bloomberg US Credit Index / 20% MSCI EAFE Index / 10% Bloomberg 1-3 Year US Government/Credit Index	16.35%	7.97%	9.21%
Russell 3000 Index	17.15%	13.15%	14.29%
Bloomberg US Credit Index	7.83%	-0.05%	3.15%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Index (gross)	31.89%	9.47%	8.72%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$335,709,963
Total number of portfolio holdings*	11
Total advisory fees paid (during reporting period)	$658,815
Portfolio turnover rate	42%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Affiliated Mutual Funds	89.51%
Alternative / Specialty Fund	5.27%
Fixed Income Funds	29.07%
Global / International Equity Fund	18.03%
US Equity Funds	37.14%
Affiliated Exchange-Traded Funds	8.52%
Top 10 underlying funds
Nomura VIP Corporate Bond Series – Service Class	20.21%
Nomura VIP Core Equity Series – Service Class	19.45%
Nomura VIP International Core Equity Series – Standard Class	18.03%
Nomura VIP Growth and Income Series – Standard Class	11.73%
Nomura VIP Limited-Term Bond Series – Service Class	8.12%
Nomura Focused Large Growth ETF	6.69%
Nomura VIP Science and Technology Series – Standard Class	5.27%
Nomura VIP Smid Cap Core Series – Service Class	3.20%
Nomura VIP Value Series – Service Class	2.76%
Nomura Focused International Core ETF	1.83%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Pathfinder Moderate – Managed Volatility Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5168242)
TSAR-46600H729-0226

Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series
(formerly, Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$25	0.24%
Management's discussion of Series performance
Performance highlights
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series (Service Class) returned 12.08% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 18.11%.
Top contributors to performance:
Global equities and credit-sensitive US fixed income generally rallied over the fiscal year against a backdrop of moderating inflation and the continuation of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
Performance reflected the mix of allocation weightings and returns in the underlying funds.
Performance of underlying strategies was generally positive in absolute terms.
Relative to the Fund’s respective broad-based index, the Fund benefitted from positive asset allocation effects.
Allocation to Nomura VIP Growth and Income Series outperformed its benchmark and contributed significantly due to manager selection effects.
Top detractors from performance:
Negative manager selection effects for most funds detracted from performance.
Underperformance of both the Nomura VIP Core Equity Series and the Nomura VIP International Core Series relative to their respective benchmarks.
Relative to the Fund’s broad-based fixed income market index (the Bloomberg US Aggregate Index), the Nomura VIP Corporate Bond Series underperformed.
Allocations to small- and mid-cap growth in the beginning of the period detracted from performance.
*The blended benchmark is computed using a combination of 50% Russell 3000® Index / 25% MSCI EAFE Index / 20% Bloomberg US Credit Index / 5% Bloomberg 1-3 Year US Government/Credit Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series (Service Class)	12.08%	6.87%	7.48%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
50% Russell 3000 Index / 25% MSCI EAFE Index / 20% Bloomberg US Credit Index / 5% Bloomberg 1-3 Year US Government/Credit Index	18.11%	8.97%	10.05%
Russell 3000 Index	17.15%	13.15%	14.29%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Index (gross)	31.89%	9.47%	8.72%
Bloomberg US Credit Index	7.83%	-0.05%	3.15%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$48,098,690
Total number of portfolio holdings*	11
Total advisory fees paid (during reporting period)	$42,809
Portfolio turnover rate	45%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Affiliated Mutual Funds	88.39%
Alternative / Specialty Fund	5.74%
Fixed Income Funds	19.28%
Global / International Equity Fund	22.52%
US Equity Funds	40.85%
Affiliated Exchange-Traded Funds	9.69%
Top 10 underlying funds
Nomura VIP International Core Equity Series – Standard Class	22.52%
Nomura VIP Core Equity Series – Service Class	21.37%
Nomura VIP Corporate Bond Series – Service Class	15.11%
Nomura VIP Growth and Income Series – Standard Class	12.93%
Nomura Focused Large Growth ETF	7.41%
Nomura VIP Science and Technology Series – Standard Class	5.74%
Nomura VIP Limited-Term Bond Series – Service Class	3.67%
Nomura VIP Smid Cap Core Series – Service Class	3.49%
Nomura VIP Value Series – Service Class	3.06%
Nomura Focused International Core ETF	2.28%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series.
For the fiscal year ended December 31, 2025, the Series total annual operating expenses for Service Class decreased from 0.28% to 0.24%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5168242)
TSAR-46600H679-0226

Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
(formerly, Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$25	0.24%
Management's discussion of Series performance
Performance highlights
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series (Service Class) returned 9.26% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 14.60%.
Top contributors to performance:
Global equities and credit-sensitive US fixed income generally rallied over the fiscal year against a backdrop of moderating inflation and the continuation of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
Performance reflected the mix of allocation weightings and returns in the underlying funds.
Performance of underlying strategies was generally positive in absolute terms.
Relative to the Fund’s respective broad-based index, the Fund benefitted from slightly positive asset allocation effects.
Allocation to Nomura VIP Growth and Income Series outperformed its benchmark and contributed significantly due to manager selection effects.
Top detractors from performance:
Negative manager selection effects for most funds detracted from performance.
Underperformance of both the Nomura VIP Core Equity Series and the Nomura VIP International Core Series relative to their respective benchmarks.
Relative to the Fund’s broad-based fixed income market index (the Bloomberg US Aggregate Index), the Nomura VIP Corporate Bond Series underperformed.
Allocations to small- and mid-cap growth in the beginning of the period detracted from performance.
*The blended benchmark is computed using a combination of 40% Russell 3000® Index / 30% Bloomberg US Credit Index / 15% MSCI EAFE Index / 15% Bloomberg 1-3 Year US Government/Credit Index.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and multiple narrowly based securities market indices for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series (Service Class)	9.26%	4.95%	5.83%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
40% Russell 3000 Index / 30% Bloomberg US Credit Index / 15% MSCI EAFE Index / 15% Bloomberg 1-3 Year US Government/Credit Index	14.60%	6.96%	8.35%
Russell 3000 Index	17.15%	13.15%	14.29%
Bloomberg US Credit Index	7.83%	-0.05%	3.15%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Index (gross)	31.89%	9.47%	8.72%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$20,782,057
Total number of portfolio holdings*	11
Total advisory fees paid (during reporting period)	$0
Portfolio turnover rate	46%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Affiliated Mutual Funds	90.78%
Alternative / Specialty Fund	4.80%
Fixed Income Funds	38.91%
Global / International Equity Fund	13.56%
US Equity Funds	33.51%
Affiliated Exchange-Traded Funds	7.38%
Top 10 underlying funds
Nomura VIP Corporate Bond Series – Service Class	25.19%
Nomura VIP Core Equity Series – Service Class	17.54%
Nomura VIP International Core Equity Series – Standard Class	13.56%
Nomura VIP Limited-Term Bond Series – Service Class	12.74%
Nomura VIP Growth and Income Series – Standard Class	10.57%
Nomura Focused Large Growth ETF	5.98%
Nomura VIP Science and Technology Series – Standard Class	4.80%
Nomura VIP Smid Cap Core Series – Service Class	2.92%
Nomura VIP Value Series – Service Class	2.48%
Nomura Focused International Core ETF	1.40%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series.
For the fiscal year ended December 31, 2025, the Series total annual operating expenses for Service Class decreased from 0.34% to 0.24%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5168242)
TSAR-46600H661-0226

Nomura VIP Science and Technology Series
(formerly, Macquarie VIP Science and Technology Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Science and Technology Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$105	0.90%
Management's discussion of Series performance
Performance highlights
Nomura VIP Science and Technology Series (Standard Class) returned 33.69% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index, the Series' broad-based securities market index, returned 17.88%, while the S&P North American Technology Sector Index, the Series' narrowly based securities market index (benchmark), returned 27.82%.
Top contributors to performance:
Stock selection in the technology sector contributed the most to performance. This was driven by the strong performance of several holdings in hardware, semiconductor, and semiconductor capital equipment, including Seagate Technology Holdings PLC, Micron Technology Inc., and Lam Research Corp., which benefited from positive supply-demand dynamics.
The Series also benefited from an underweight relative to the benchmark to software and services companies including Salesforce Inc. and Accenture, which underperformed.
Top detractors from performance:
Stock selection in communication services was hindered by several positions, including ZoomInfo Technologies Inc., Spotify Technology SA, and an underweight relative to the benchmark to Alphabet Inc.
A number of positions in consumer discretionary also detracted from performance including Amazon.com Inc. and DraftKings Inc. amid competitive pressures.
How has the Series changed?
During the period, we eliminated positions in the Series where we saw competitive pressure, macroeconomic headwinds, or simply what we perceived to be rich valuations for moderate growth (for example, Zebra Technologies Corp., SAP SE, and Apple Inc.).
In contrast, we added positions to the Series including Alphabet Inc., Texas Instruments Inc., and Samsung Electronics Co. Ltd.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period April 28, 2017 (Standard Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	Since inception (4/28/17)
Nomura VIP Science and Technology Series (Standard Class)	33.69%	13.99%	18.49%
S&P 500 Index	17.88%	14.42%	14.82%
S&P North American Technology Sector Index	27.82%	18.02%	22.54%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$850,356,633
Total number of portfolio holdings*	38
Total advisory fees paid (during reporting period)	$6,008,717
Portfolio turnover rate	77%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Information Technology	66.25%
Communication Services	12.88%
Consumer Discretionary	10.11%
Healthcare	4.73%
Industrials	3.43%
Financials	0.84%

Top 10 equity holdings
NVIDIA	8.00%
Seagate Technology Holdings	6.26%
Taiwan Semiconductor Manufacturing ADR	4.99%
Microsoft	4.80%
Alphabet Class A	4.44%
Broadcom	4.36%
Amazon.com	4.36%
Lam Research	4.29%
Advanced Micro Devices	3.79%
Texas Instruments	2.95%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Science and Technology Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H653-0226

Nomura VIP Science and Technology Series
(formerly, Macquarie VIP Science and Technology Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Science and Technology Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$134	1.15%
Management's discussion of Series performance
Performance highlights
Nomura VIP Science and Technology Series (Service Class) returned 33.36% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index, the Series' broad-based securities market index, returned 17.88%, while the S&P North American Technology Sector Index, the Series' narrowly based securities market index (benchmark), returned 27.82%.
Top contributors to performance:
Stock selection in the technology sector contributed the most to performance. This was driven by the strong performance of several holdings in hardware, semiconductor, and semiconductor capital equipment, including Seagate Technology Holdings PLC, Micron Technology Inc., and Lam Research Corp., which benefited from positive supply-demand dynamics.
The Series also benefited from an underweight relative to the benchmark to software and services companies including Salesforce Inc. and Accenture, which underperformed.
Top detractors from performance:
Stock selection in communication services was hindered by several positions, including ZoomInfo Technologies Inc., Spotify Technology SA, and an underweight relative to the benchmark to Alphabet Inc.
A number of positions in consumer discretionary also detracted from performance including Amazon.com Inc. and DraftKings Inc. amid competitive pressures.
How has the Series changed?
During the period, we eliminated positions in the Series where we saw competitive pressure, macroeconomic headwinds, or simply what we perceived to be rich valuations for moderate growth (for example, Zebra Technologies Corp., SAP SE, and Apple Inc.).
In contrast, we added positions to the Series including Alphabet Inc., Texas Instruments Inc., and Samsung Electronics Co. Ltd.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Science and Technology Series (Service Class)	33.36%	13.71%	17.20%
S&P 500 Index	17.88%	14.42%	14.82%
S&P North American Technology Sector Index	27.82%	18.02%	22.54%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$850,356,633
Total number of portfolio holdings*	38
Total advisory fees paid (during reporting period)	$6,008,717
Portfolio turnover rate	77%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Information Technology	66.25%
Communication Services	12.88%
Consumer Discretionary	10.11%
Healthcare	4.73%
Industrials	3.43%
Financials	0.84%

Top 10 equity holdings
NVIDIA	8.00%
Seagate Technology Holdings	6.26%
Taiwan Semiconductor Manufacturing ADR	4.99%
Microsoft	4.80%
Alphabet Class A	4.44%
Broadcom	4.36%
Amazon.com	4.36%
Lam Research	4.29%
Advanced Micro Devices	3.79%
Texas Instruments	2.95%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Science and Technology Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H588-0226

Nomura VIP Small Cap Growth Series
(formerly, Macquarie VIP Small Cap Growth Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Small Cap Growth Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$95	0.89%
Management's discussion of Series performance
Performance highlights
Nomura VIP Small Cap Growth Series (Standard Class) returned 13.73% for the 12 months ended December 31, 2025. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 17.15%, while the Russell 2000® Growth Index, the Series' narrowly based securities market index (benchmark), returned 13.01%.
Top contributors to performance:
Stock selection in information technology, including particularly strong performance within communications equipment. Artificial intelligence (AI) remained the dominant theme propelling many stocks within semiconductors, semiconductor capital equipment, power generation, optical components, storage and construction, and engineering groups.
Strong stock selection in the communication services sector.
Favorable investments in financials, especially insurance holdings.
Top detractors from performance:
Underperformance in industrials from diverse holdings that were not all exposed to outperforming AI.
Underexposure to some derivative beneficiaries of the AI build, including metals and mining within the materials sector.
A sector overweight versus the benchmark to consumer discretionary.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period November 2, 2018 (Standard Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	Since inception (11/2/18)
Nomura VIP Small Cap Growth Series (Standard Class)	13.73%	2.47%	7.62%
Russell 3000 Index	17.15%	13.15%	14.86%
Russell 2000 Growth Index	13.01%	3.18%	8.23%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$194,241,144
Total number of portfolio holdings*	85
Total advisory fees paid (during reporting period)	$1,532,919
Portfolio turnover rate	74%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Healthcare	26.31%
Information Technology	23.60%
Industrials	22.83%
Consumer Discretionary	9.56%
Financials	8.25%
Consumer Staples	3.17%
Communication Services	2.74%
Energy	1.87%
Materials	0.87%

Top 10 equity holdings
OSI Systems	3.02%
IMAX	2.74%
Tarsus Pharmaceuticals	2.49%
Lumentum Holdings	2.17%
Mirum Pharmaceuticals	2.09%
Advanced Energy Industries	2.06%
Travere Therapeutics	1.99%
Encompass Health	1.91%
Axsome Therapeutics	1.85%
Everus Construction Group	1.81%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Small Cap Growth Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H794-0226

Nomura VIP Small Cap Growth Series
(formerly, Macquarie VIP Small Cap Growth Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Small Cap Growth Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$122	1.14%
Management's discussion of Series performance
Performance highlights
Nomura VIP Small Cap Growth Series (Service Class) returned 13.39% for the 12 months ended December 31, 2025. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 17.15%, while the Russell 2000® Growth Index, the Series' narrowly based securities market index (benchmark), returned 13.01%.
Top contributors to performance:
Stock selection in information technology, including particularly strong performance within communications equipment. Artificial intelligence (AI) remained the dominant theme propelling many stocks within semiconductors, semiconductor capital equipment, power generation, optical components, storage and construction, and engineering groups.
Strong stock selection in the communication services sector.
Favorable investments in financials, especially insurance holdings.
Top detractors from performance:
Underperformance in industrials from diverse holdings that were not all exposed to outperforming AI.
Underexposure to some derivative beneficiaries of the AI build, including metals and mining within the materials sector.
A sector overweight versus the benchmark to consumer discretionary.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Small Cap Growth Series (Service Class)	13.39%	2.20%	8.69%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Growth Index	13.01%	3.18%	9.57%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$194,241,144
Total number of portfolio holdings*	85
Total advisory fees paid (during reporting period)	$1,532,919
Portfolio turnover rate	74%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Healthcare	26.31%
Information Technology	23.60%
Industrials	22.83%
Consumer Discretionary	9.56%
Financials	8.25%
Consumer Staples	3.17%
Communication Services	2.74%
Energy	1.87%
Materials	0.87%

Top 10 equity holdings
OSI Systems	3.02%
IMAX	2.74%
Tarsus Pharmaceuticals	2.49%
Lumentum Holdings	2.17%
Mirum Pharmaceuticals	2.09%
Advanced Energy Industries	2.06%
Travere Therapeutics	1.99%
Encompass Health	1.91%
Axsome Therapeutics	1.85%
Everus Construction Group	1.81%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Small Cap Growth Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H570-0226

Nomura VIP Smid Cap Core Series
(formerly, Macquarie VIP Smid Cap Core Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Smid Cap Core Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$124	1.19%
Management's discussion of Series performance
Performance highlights
Nomura VIP Smid Cap Core Series (Service Class) returned 8.39% for the 12 months ended December 31, 2025. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 17.15%, while the Russell 2500™ Index, the Series' narrowly based securities market index (benchmark), returned 11.91%.
Top contributors to performance:
Stock selection was strongest within the healthcare sector. Insmed Inc., a commercial stage biotechnology company focused on rare pulmonary diseases, was a standout performer. Exact Sciences Corp. and Ligand Pharmaceuticals Inc. were also leading contributors.
Holdings in the consumer staples sector outperformed relative to the benchmark. Convenience store and gas station operator, Casey’s General Stores Inc., contributed the most to performance.
Holdings in the media sector outperformed relative to the benchmark over the reporting period with IMAX Corp. contributing the most.
Top detractors from performance:
The Series underperformance was largely due to a lack of exposure to lower-quality stocks, which led the market rally starting in April 2025.
The capital goods sector detracted the most from performance. KBR Inc. was the weakest-performing stock within the sector.
Holdings in the finance sector underperformed relative to the benchmark. A lack of exposure to Robinhood Markets Inc. detracted the most from performance.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Smid Cap Core Series (Service Class)	8.39%	8.07%	9.91%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2500 Index	11.91%	7.26%	10.40%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$181,120,244
Total number of portfolio holdings*	117
Total advisory fees paid (during reporting period)	$1,538,334
Portfolio turnover rate	15%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Industrials	23.01%
Financials	16.48%
Healthcare	13.99%
Information Technology	13.84%
Consumer Discretionary	9.00%
Real Estate	6.46%
Energy	4.00%
Materials	3.35%
Consumer Staples	3.27%
Communication Services	2.66%
Utilities	2.05%

Top 10 equity holdings
Coherent	2.28%
East West Bancorp	2.26%
Semtech	1.92%
Webster Financial	1.85%
Axis Capital Holdings	1.80%
Casey's General Stores	1.76%
Insmed	1.64%
Guidewire Software	1.49%
Stifel Financial	1.41%
MACOM Technology Solutions Holdings	1.39%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective May 1, 2025, the Series introduced a new fee waiver for Service Class shares of 0.94% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Series was renamed Nomura VIP Smid Cap Core Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
During the fiscal year, the Series changed its principal investment risks to add redemption risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5159203)
TSAR-46600H786-0226

Nomura VIP Value Series
(formerly, Macquarie VIP Value Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Value Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$104	0.99%
Management's discussion of Series performance
Performance highlights
Nomura VIP Value Series (Service Class) returned 9.41% for the 12 months ended December 31, 2025. During the same period, the Russell 1000® Index, the Series' broad-based securities market index, returned 17.37%, while the Russell 1000® Value Index, the Series' narrowly based securities market index (benchmark), returned 15.91%.
Top contributors to performance:
As a group, the Series’ holdings in the communication services sector outperformed compared to the benchmark, specifically in interactive media and services.
Positive stock selection in the energy sector contributed to relative performance over the reporting period.
In the healthcare sector, the Series’ holdings outperformed the sector more broadly, helped by certain stocks in the pharmaceutical and life sciences tools and services industries.
The Series’ overweight allocation in the communication services sector and underweight allocation in the consumer staples sector compared to the benchmark also contributed to relative returns.
Top detractors from performance:
Stock selection was the lead detractor from the Series’ performance over the reporting period.
In the consumer staples sector, the Series’ holdings underperformed those in the benchmark in the food products and personal care products industries.
Holdings in the information technology (IT) sector underperformed the sector more broadly. Laggards included the Series’ holdings in IT solutions and electronic materials stocks.
Stock selection in the industrials sector was relatively weak as holdings in multi-industrial and construction and engineering companies lagged the stronger returns of those in the benchmark.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Value Series (Service Class)	9.41%	9.49%	8.92%
Russell 1000 Index	17.37%	13.59%	14.59%
Russell 1000 Value Index	15.91%	11.33%	10.53%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$154,397,791
Total number of portfolio holdings*	34
Total advisory fees paid (during reporting period)	$1,179,339
Portfolio turnover rate	36%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Financials	21.33%
Healthcare	15.24%
Information Technology	13.26%
Industrials	12.14%
Consumer Discretionary	8.53%
Real Estate	6.09%
Communication Services	6.06%
Energy	5.75%
Materials	4.96%
Utilities	3.06%
Consumer Staples	2.84%

Top 10 equity holdings
Zoetis	3.24%
Truist Financial	3.17%
Alphabet Class A	3.16%
Wells Fargo & Co.	3.16%
Cigna Group	3.14%
Northrop Grumman	3.09%
PPG Industries	3.09%
Dover	3.09%
Marsh & McLennan	3.07%
Duke Energy	3.06%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Value Series.
Effective May 1, 2025, the Series introduced a revised fee waiver for Service Class shares of 0.73% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
During the fiscal year, the Series updated its principal investment risks to remove financial sectors risk and add redemption risk and government and regulatory risk as new principal investment risks.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5162738)
TSAR-46600H778-0226

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Nomura Funds Internet Web site at https://global.nomuraassetmanagement.com/about/business-ethics. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not, other than in his or her capacity as a member of the Board of Trustees or any committee thereof, (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow

H. Jeffrey Dobbs

Frances Sevilla-Sacasa, Chair

Christianna Wood

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $890,995 for 2025 and $685,100 for 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this are $1,686,500 for 2025 and $1,374,878 for 2024. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $149,297 for 2025 and $124,502 for 2024. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2024.

(e)(1)

The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Nomura Funds.

Service	Range of Fees
Audit Services

Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate

Tax Services

U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services

Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,194,368 for 2025 and $9,688,403 for 2024.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

The Financial Highlights are attached herewith.

Ivy Variable Insurance Portfolios
Nomura VIP Asset Strategy Series
(formerly, Macquarie VIP Asset Strategy Series)
Nomura VIP Balanced Series
(formerly, Macquarie VIP Balanced Series)
Nomura VIP Energy Series
(formerly, Macquarie VIP Energy Series)
Nomura VIP Growth Series
(formerly, Macquarie VIP Growth Series)
Nomura VIP High Income Series
(formerly, Macquarie VIP High Income Series)
Nomura VIP International Core Equity Series
(formerly, Macquarie VIP International Core Equity Series)
Nomura VIP Mid Cap Growth Series
(formerly, Macquarie VIP Mid Cap Growth Series)
Nomura VIP Natural Resources Series
(formerly, Macquarie VIP Natural Resources Series)
Nomura VIP Science and Technology Series
(formerly, Macquarie VIP Science and Technology Series)
Nomura VIP Small Cap Growth Series
(formerly, Macquarie VIP Small Cap Growth Series)
Nomura VIP Smid Cap Core Series
(formerly, Macquarie VIP Smid Cap Core Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
Each Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Series’ Form N-PORT, as well as a description of the policies and procedures that each Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how each Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Consolidated schedule of investments
Nomura VIP Asset Strategy Series
December 31, 2025
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.10%
Fannie Mae REMICs
Series 2015-18 NS 2.131% (6.01% minus SOFR, Cap 6.12%) 4/25/45 Σ, =, •	735,197	$ 71,867
Series 2015-37 SB 1.631% (5.51% minus SOFR, Cap 5.62%) 6/25/45 Σ, =, •	1,478,059	126,482
Series 2016-48 US 2.111% (5.99% minus SOFR, Cap 6.10%) 8/25/46 Σ, =, •	1,443,045	103,871
Series 2017-33 AI 4.50% 5/25/47 Σ, =	639,576	72,978
Series 2019-13 IP 5.00% 3/25/49 Σ, =	488,118	98,059
Series 4740 SB 2.052% (6.04% minus SOFR, Cap 6.15%) 11/15/47 Σ, =, •	771,145	81,963
Total Agency Collateralized Mortgage Obligations (cost $1,104,616)		555,220

Agency Commercial Mortgage-Backed Securities — 0.17%
Fannie Mae Series 2017-M2 A2 2.861% 2/25/27 •	874,668	865,294
Freddie Mac Multifamily Structured Pass Through Certificates
Series K103 X1 0.634% 11/25/29 =, ♦, •	1,962,470	40,626
Series K115 X1 1.312% 6/25/30 =, ♦, •	1,761,566	84,233
Total Agency Commercial Mortgage-Backed Securities (cost $974,060)		990,153

Agency Mortgage-Backed Securities — 8.21%
Fannie Mae S.F. 15 yr
2.50% 4/1/36	692,498	658,587
3.00% 11/1/33	194,777	190,171
3.00% 9/1/37	351,187	338,347
Fannie Mae S.F. 30 yr
2.00% 6/1/50	2,322,580	1,898,577
2.00% 2/1/51	403,855	326,866
2.00% 3/1/51	2,248,833	1,832,681
2.00% 4/1/51	5,299,748	4,317,373
2.50% 8/1/50	413,933	357,957
2.50% 3/1/51	603,816	515,100
2.50% 2/1/52	737,811	626,031
2.50% 3/1/52	320,433	271,633
3.00% 12/1/51	773,590	691,772
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
3.00% 2/1/52	1,686,705	$ 1,510,106
3.50% 6/1/52	2,394,454	2,219,101
4.00% 3/1/47	1,416,831	1,370,338
4.50% 2/1/53	322,644	316,126
5.50% 2/1/55	894,249	906,951
5.50% 3/1/55	465,537	473,008
6.00% 12/1/52	911,887	942,045
6.00% 6/1/53	62,186	64,080
6.00% 7/1/53	324,451	336,816
6.00% 9/1/53	382,954	393,979
6.00% 12/1/54	1,646,719	1,692,066
6.50% 3/1/55	1,474,400	1,531,554

Freddie Mac S.F. 15 yr 2.00% 8/1/36	1,875,173	1,736,771
Freddie Mac S.F. 30 yr
2.50% 11/1/51	2,901,914	2,507,047
2.50% 1/1/52	1,235,488	1,058,481
2.50% 5/1/52	191,013	162,340
3.00% 1/1/52	893,278	790,662
4.00% 8/1/52	539,267	514,735
4.50% 10/1/52	382,537	374,929
4.50% 11/1/52	751,252	736,233
5.00% 9/1/52	876,069	884,463
5.00% 6/1/53	1,008,212	1,009,192
5.50% 9/1/52	311,878	321,318
5.50% 3/1/53	318,613	326,867
5.50% 9/1/53	649,709	666,028
GNMA II S.F. 30 yr
2.00% 10/20/50	2,482,782	2,057,631
2.50% 7/20/51	2,397,104	2,068,790
3.00% 4/20/52	1,922,364	1,729,549
3.50% 9/20/55	1,148,065	1,045,307
4.00% 4/20/55	927,150	876,204
4.50% 8/20/55	898,558	875,609
5.00% 9/20/52	537,800	539,269
5.00% 12/20/54	688,282	687,459
5.50% 2/20/54	331,915	338,141
5.50% 2/20/55	1,303,717	1,318,037
6.00% 3/20/55	851,053	867,875
6.50% 4/20/55	452,386	467,950
Total Agency Mortgage-Backed Securities (cost $47,903,418)		47,742,152

Collateralized Loan Obligations — 0.59%
AGL CLO 17 Series 2022-17A AR 144A 4.82% (TSFR03M + 0.95%, Floor 0.95%) 1/21/35 #, •	350,000	349,303

Consolidated schedule of investments
Nomura VIP Asset Strategy Series
	Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)
Aimco CLO 15 Series 2021-15A D1R 144A 6.632% (TSFR03M + 2.75%, Floor 2.75%) 4/17/38 #, •	125,000	$ 124,359
Ballyrock CLO 18 Series 2021-18A C1R 144A 6.755% (TSFR03M + 2.85%, Floor 2.85%) 4/15/38 #, •	100,000	99,622
Canyon Capital CLO Series 2019-2A AR2 144A 4.915% (TSFR03M + 1.01%, Floor 1.01%) 10/15/34 #, •	200,000	199,672
Canyon CLO Series 2020-2A AR2 144A 4.935% (TSFR03M + 1.03%, Floor 1.03%) 10/15/34 #, •	250,000	249,313
CIFC Funding Series 2025-1A D1 144A 6.36% (TSFR03M + 2.50%, Floor 2.50%) 4/23/38 #, •	150,000	148,933
Dryden 109 CLO Series 2022-109A DR 144A 6.605% (TSFR03M + 2.70%, Floor 2.70%) 4/15/38 #, •	150,000	149,531
Elmwood CLO 22 Series 2023-1A D1R 144A 6.682% (TSFR03M + 2.80%, Floor 2.80%) 4/17/38 #, •	100,000	99,820
Madison Park Funding XXVII Series 2018-27A D1R 144A 6.734% (TSFR03M + 2.85%, Floor 2.85%) 4/20/38 #, •	150,000	149,731
Magnetite LI Series 2025-51A A1 144A 5.092% (TSFR03M + 1.20%, Floor 1.20%) 10/25/38 #, •	950,000	950,000
Magnetite XlV Series 2025-45A D1 144A 6.785% (TSFR03M + 2.50%, Floor 2.50%) 4/15/38 #, •	100,000	99,688
Oaktree CLO Series 2020-1A D1RR 144A 6.505% (TSFR03M + 2.60%, Floor 2.60%) 1/15/38 #, •	150,000	148,359
TCW CLO Series 2019-2A D1R2 144A 6.884% (TSFR03M + 3.00%, Floor 3.00%) 1/20/38 #, •	150,000	145,628
Zais CLO 16 Series 2020-16A A1R2 144A 5.014% (TSFR03M + 1.13%, Floor 1.13%) 10/20/34 #, •	500,000	499,533
Total Collateralized Loan Obligations (cost $3,425,000)		3,413,492

	Principal amount°	Value (US $)

Corporate Bonds — 9.61%
Banking — 3.03%
Banco Santander 4.551% 11/6/30	200,000	$ 200,262
Bank of America
1.734% 7/22/27 μ	290,000	286,340
4.375% 1/27/27 μ, ψ	45,000	44,548
5.162% 1/24/31 μ	255,000	263,305
5.518% 10/25/35 μ	250,000	256,175
6.204% 11/10/28 μ	380,000	394,970
6.25% 7/26/30 μ, ψ	450,000	457,356
6.625% 5/1/30 μ, ψ	130,000	135,557

BPCE 144A 5.936% 5/30/35 #, μ	250,000	260,804
Citibank
5.438% 4/30/26	250,000	250,970
5.488% 12/4/26	320,000	324,279
Citigroup
4.503% 9/11/31 μ	265,000	265,893
6.02% 1/24/36 μ	170,000	178,127
6.625% 2/15/31 μ, ψ	115,000	116,918
6.75% 2/15/30 μ, ψ	133,000	135,487
7.00% 8/15/34 μ, ψ	115,000	121,353

Credit Agricole 144A 4.818% 9/25/33 #, μ	295,000	294,724
Deutsche Bank
2.552% 1/7/28 μ	405,000	398,402
4.95% 8/4/31 μ	375,000	378,877
5.297% 5/9/31 μ	170,000	174,220
6.819% 11/20/29 μ	175,000	186,806
7.146% 7/13/27 μ	150,000	152,316
Goldman Sachs Group
1.542% 9/10/27 μ	1,170,000	1,149,815
4.369% 10/21/31 μ	270,000	269,414
5.049% 7/23/30 μ	795,000	814,747
5.218% 4/23/31 μ	260,000	268,593
6.484% 10/24/29 μ	235,000	249,309

Huntington Bancshares 6.25% 10/15/30 μ, ψ	160,000	160,758
JPMorgan Chase & Co.
1.47% 9/22/27 μ	925,000	908,313
4.81% 10/22/36 μ	255,000	253,304
5.103% 4/22/31 μ	220,000	227,239
5.14% 1/24/31 μ	150,000	155,068
5.571% 4/22/28 μ	190,000	193,832
5.572% 4/22/36 μ	69,000	72,419
5.576% 7/23/36 μ	170,000	175,921
6.254% 10/23/34 μ	88,000	96,773

KeyCorp 6.401% 3/6/35 μ	130,000	141,251
Morgan Stanley
4.133% 10/18/29 μ	100,000	99,981
5.192% 4/17/31 μ	25,000	25,782
5.664% 4/17/36 μ	754,000	791,923

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Morgan Stanley
6.296% 10/18/28 μ	224,000	$ 232,789
6.407% 11/1/29 μ	155,000	164,317

NatWest Group 5.115% 5/23/31 μ	230,000	236,292
Nordea Bank 144A 6.75% 11/10/33 #, μ, ψ	200,000	205,890
PNC Financial Services Group
4.899% 5/13/31 μ	110,000	112,613
5.575% 1/29/36 μ	135,000	140,837
5.676% 1/22/35 μ	145,000	152,933
6.875% 10/20/34 μ	245,000	277,396

Popular 7.25% 3/13/28	250,000	263,644
Royal Bank of Canada 6.50% 11/24/85 μ	200,000	199,301
Societe Generale 144A 5.439% 10/3/36 #, μ	40,000	40,102
State Street
4.543% 4/24/28 μ	360,000	363,118
4.784% 10/23/36 μ	130,000	129,374
4.834% 4/24/30	120,000	123,602

Toronto-Dominion Bank 6.35% 10/31/85 μ	200,000	203,566
Truist Financial 4.964% 10/23/36 μ	495,000	489,915
UBS Group
144A 4.844% 11/6/33 #, μ	240,000	240,300
144A 5.01% 3/23/37 #, μ	240,000	237,977
144A 6.85% 9/10/29 #, μ, ψ	470,000	482,490
144A 7.00% 2/10/30 #, μ, ψ	200,000	205,215
US Bancorp
2.491% 11/3/36 μ	530,000	462,878
5.046% 2/12/31 μ	200,000	205,502
5.678% 1/23/35 μ	145,000	153,189
6.787% 10/26/27 μ	95,000	97,103
Wells Fargo & Co.
5.15% 4/23/31 μ	15,000	15,487
5.244% 1/24/31 μ	155,000	160,589
5.605% 4/23/36 μ	650,000	681,544
		17,610,094
Basic Industry — 0.35%
Celanese US Holdings
6.50% 4/15/30	20,000	20,116
6.75% 4/15/33	170,000	169,262

Cleveland-Cliffs 144A 7.00% 3/15/32 #	365,000	374,581
Fortescue Treasury 144A 5.875% 4/15/30 #	375,000	385,972
Magnera 144A 7.25% 11/15/31 #	190,000	186,714
Novelis 144A 4.75% 1/30/30 #	215,000	207,840
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)

Suzano Austria 2.50% 9/15/28	600,000	$ 569,789
Westlake 6.375% 11/15/55	90,000	88,650
		2,002,924
Brokerage — 0.31%
Apollo Global Management
4.60% 1/15/31	130,000	130,780
5.15% 8/12/35	100,000	100,232

Brookfield Asset Management 4.653% 11/15/30	250,000	252,110
Brookfield Finance 5.33% 1/15/36	195,000	195,376
Jefferies Financial Group 2.625% 10/15/31	630,000	559,285
KKR & Co. 5.10% 8/7/35	545,000	545,281
		1,783,064
Capital Goods — 0.61%
Amphenol
4.125% 11/15/30	105,000	104,483
4.40% 2/15/33	150,000	148,469
5.30% 11/15/55	125,000	119,501
Boeing
6.259% 5/1/27	325,000	333,600
6.388% 5/1/31	65,000	70,568
6.858% 5/1/54	645,000	724,902

Bombardier 144A 7.25% 7/1/31 #	360,000	384,083
Herc Holdings
144A 7.00% 6/15/30 #	75,000	78,977
144A 7.25% 6/15/33 #	55,000	58,354

Mauser Packaging Solutions Holding 144A 7.875% 4/15/30 #	260,000	258,189
QXO Building Products 144A 6.75% 4/30/32 #	86,000	89,889
Resideo Funding 144A 6.50% 7/15/32 #	370,000	379,170
Standard Industries 144A 4.375% 7/15/30 #	483,000	466,281
TransDigm 144A 6.375% 5/31/33 #	340,000	349,114
		3,565,580
Communications — 1.11%
AT&T
5.55% 11/1/45	140,000	134,944
5.70% 11/1/54	190,000	182,367
6.05% 8/15/56	85,000	85,819
6.30% 1/15/38	40,000	43,473

CCO Holdings 144A 6.375% 9/1/29 #	344,000	348,902

Consolidated schedule of investments
Nomura VIP Asset Strategy Series
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)

Crown Castle 1.05% 7/15/26	415,000	$ 408,243
Iliad Holding 144A 8.50% 4/15/31 #	244,000	262,763
Meta Platforms
4.60% 11/15/32	130,000	131,083
4.875% 11/15/35	365,000	364,652
5.50% 11/15/45	630,000	612,123

Midcontinent Communications 144A 8.00% 8/15/32 #	375,000	384,328
Rogers Communications 5.30% 2/15/34	365,000	368,540
Sirius XM Radio
144A 4.00% 7/15/28 #	85,000	83,200
144A 4.125% 7/1/30 #	425,000	404,488
SoftBank
144A 4.699% 7/9/30 #	310,000	311,255
144A 5.332% 7/9/35 #	370,000	371,105

Sprint Capital 6.875% 11/15/28	255,000	273,737
Time Warner Cable 6.55% 5/1/37	710,000	725,397
T-Mobile USA
5.125% 5/15/32	75,000	77,214
5.875% 11/15/55	225,000	225,727
Verizon Communications
4.75% 1/15/33	230,000	229,888
5.00% 1/15/36	245,000	243,015
5.875% 11/30/55	195,000	192,795
		6,465,058
Consumer Cyclical — 0.62%
Alibaba Group Holding 2.125% 2/9/31	500,000	454,587
Amazon.com
4.10% 11/20/30	160,000	160,223
5.55% 11/20/65	140,000	135,908

Caesars Entertainment 144A 7.00% 2/15/30 #	589,000	610,279
Carnival 144A 4.00% 8/1/28 #	285,000	280,940
Ford Motor Credit 6.532% 3/19/32	305,000	319,095
General Motors Financial
2.35% 2/26/27	520,000	509,791
5.60% 6/18/31	65,000	67,827
5.625% 4/4/32	80,000	83,342

Gildan Activewear 144A 4.70% 10/7/30 #	445,000	442,955
Lowe's 4.25% 3/15/31	170,000	169,335
VICI Properties
4.95% 2/15/30	285,000	288,496
5.625% 4/1/35	95,000	97,059
		3,619,837
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical — 0.83%
Anheuser-Busch InBev Worldwide 5.55% 1/23/49	185,000	$ 184,813
Bunge Limited Finance 4.20% 9/17/29	330,000	330,735
Cargill
144A 4.125% 10/23/30 #	145,000	144,422
144A 5.375% 10/23/55 #	190,000	182,989
CVS Health
5.00% 9/15/32	110,000	112,316
5.45% 9/15/35	185,000	189,437
6.20% 9/15/55	165,000	167,645

DaVita 144A 6.75% 7/15/33 #	216,000	224,137
Global Medical Response 144A 7.375% 10/1/32 #	255,000	265,552
HCA 5.45% 9/15/34	270,000	278,049
JBS USA Holding Lux 144A 6.25% 3/1/56 #	65,000	64,775
Merck & Co.
3.85% 3/15/29	110,000	109,980
4.15% 3/15/31	295,000	294,157
4.45% 12/4/32	155,000	155,262
4.75% 12/4/35	140,000	139,531
5.50% 3/15/46	155,000	154,513
5.55% 12/4/55	220,000	217,235
5.70% 12/4/65	150,000	148,520

Nestle Holdings 144A 1.875% 9/14/31 #	1,000,000	887,666
Pfizer
4.20% 11/15/30	100,000	100,488
4.875% 11/15/35	155,000	155,523

Roche Holdings 144A 4.374% 12/2/32 #	200,000	199,308
Sysco 5.10% 9/23/30	125,000	129,122
		4,836,175
Electric — 0.30%
American Electric Power 5.80% 3/15/56 μ	110,000	109,252
Black Hills 4.55% 1/31/31	140,000	140,093
Dominion Energy
6.20% 2/15/56 μ	120,000	120,162
6.625% 5/15/55 μ	56,000	57,737
6.875% 2/1/55 μ	180,000	187,203

Duke Energy Florida 4.20% 12/1/30	145,000	145,280
NRG Energy
144A 4.734% 10/15/30 #	220,000	220,422
144A 5.407% 10/15/35 #	175,000	174,909
144A 6.25% 11/1/34 #	230,000	236,430

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)

Vistra 144A 7.00% 12/15/26 #, μ, ψ	360,000	$ 367,633
		1,759,121
Energy — 0.89%
Archrock Partners 144A 6.625% 9/1/32 #	95,000	98,042
Diamondback Energy 5.55% 4/1/35	343,000	352,688
Enbridge
4.90% 6/20/30	110,000	112,492
5.55% 6/20/35	170,000	175,962
5.75% 7/15/80 μ	455,000	461,056
6.70% 11/15/53	105,000	115,351

Energy Transfer 6.50% 2/15/56 μ	310,000	309,112
Enterprise Products Operating
3.30% 2/15/53	260,000	174,358
4.60% 1/15/31	185,000	187,329

Galaxy Pipeline Assets Bidco 144A 2.16% 3/31/34 #	349,595	316,938
Hilcorp Energy I 144A 6.25% 4/15/32 #	375,000	354,331
NGL Energy Operating 144A 8.375% 2/15/32 #	145,000	150,252
ONEOK 5.70% 11/1/54	45,000	41,967
PRIO Luxembourg Holding 144A 6.75% 10/15/30 #	440,000	428,560
Shell Finance US
4.125% 11/6/30	75,000	75,018
4.75% 1/6/36	190,000	189,794
Targa Resources
4.35% 1/15/29	110,000	110,333
5.40% 7/30/36	60,000	60,093

Targa Resources Partners 5.00% 1/15/28	770,000	770,221
USA Compression Partners 144A 7.125% 3/15/29 #	253,000	262,002
Venture Global Calcasieu Pass 144A 3.875% 11/1/33 #	520,000	446,192
		5,192,091
Finance Companies — 0.77%
AerCap Ireland Capital DAC
2.45% 10/29/26	1,160,000	1,144,552
5.00% 11/15/35	150,000	148,636

Air Lease 4.125% 12/15/26 μ, ψ	639,000	628,294
Apollo Debt Solutions 6.70% 7/29/31	330,000	348,409
Ares Capital 5.10% 1/15/31	315,000	311,253
Avolon Holdings Funding 144A 5.375% 5/30/30 #	52,000	53,447
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Finance Companies (continued)
Blackstone Private Credit Fund
5.05% 9/10/30	135,000	$ 133,005
5.60% 11/22/29	120,000	121,307
Blue Owl Credit Income
5.80% 3/15/30	302,000	302,002
6.60% 9/15/29	160,000	164,800

OneMain Finance 7.125% 9/15/32	350,000	364,060
PennyMac Financial Services 144A 6.875% 5/15/32 #	360,000	377,080
SMBC Aviation Capital Finance DAC 144A 5.25% 11/26/35 #	255,000	255,199
UWM Holdings 144A 6.25% 3/15/31 #	123,000	122,863
		4,474,907
Insurance — 0.04%
Athene Holding 6.875% 6/28/55 μ	165,000	164,960
Henneman Trust 144A 6.58% 5/15/55 #	65,000	67,984
		232,944
Natural Gas — 0.03%
NiSource 5.75% 7/15/56 μ	180,000	181,256
		181,256
Real Estate Investment Trusts — 0.10%
Extra Space Storage 5.40% 2/1/34	310,000	318,893
Simon Property Group 2.65% 2/1/32	300,000	270,146
		589,039
Technology — 0.57%
Accenture Capital 4.25% 10/4/31	715,000	715,849
Broadcom 4.20% 10/15/30	185,000	184,912
CDW 3.276% 12/1/28	555,000	539,392
Foundry JV Holdco
144A 6.10% 1/25/36 #	210,000	219,785
144A 6.15% 1/25/32 #	275,000	291,630
Leidos
5.40% 3/15/32	180,000	187,289
5.50% 3/15/35	350,000	363,907
Oracle
4.70% 9/27/34	330,000	306,126
5.875% 9/26/45	585,000	528,622
		3,337,512

Consolidated schedule of investments
Nomura VIP Asset Strategy Series
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation — 0.05%
Union Pacific 5.60% 12/1/54	280,000	$ 279,427
		279,427
Total Corporate Bonds (cost $55,390,248)		55,929,029

Government Agency Obligations — 0.17%
Aeropuerto Internacional de Tocumen 144A 4.00% 8/11/41 #	500,000	419,660
Comision Federal de Electricidad 144A 3.875% 7/26/33 #	500,000	443,353
Equinor
4.50% 9/3/30	40,000	40,598
4.75% 11/14/35	80,000	79,626
Total Government Agency Obligations (cost $1,120,077)		983,237

Municipal Bonds — 0.12%
Texas Water Development Board Revenue
(Master Trust) 4.75% 10/15/55	390,000	391,888
Wisconsin Public Finance Authority Senior Lien Toll Revenue
(Georgia SR 400 Express Lanes Project) 6.50% 12/31/65 (AMT)	300,000	328,536
Total Municipal Bonds (cost $697,878)		720,424

Non-Agency Asset-Backed Securities — 1.31%
Ford Credit Auto Owner Trust Series 2024-B A3 5.10% 4/15/29	350,000	354,502
Frontier Issuer Series 2024-1 A2 144A 6.19% 6/20/54 #	200,000	206,205
GMF Floorplan Owner Revolving Trust Series 2024-1A A1 144A 5.13% 3/15/29 #	1,000,000	1,014,966
Hyundai Auto Lease Securitization Trust Series 2024-C A3 144A 4.62% 4/17/28 #	350,000	352,191
Nissan Master Owner Trust Receivables Series 2024-B A 144A 5.05% 2/15/29 #	1,000,000	1,011,941
Porsche Innovative Lease Owner Trust Series 2024-1A A3 144A 4.67% 11/22/27 #	525,000	527,096
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust
Series 2025-1 D 5.43% 3/17/31	200,000	$ 203,118
Series 2025-4 D 4.95% 1/15/32	200,000	200,731

Toyota Auto Receivables Owner Trust Series 2024-B A3 5.33% 1/16/29	571,556	577,511
Verizon Master Trust Series 2024-3 A1A 5.34% 4/22/30	1,000,000	1,019,497
Volkswagen Auto Lease Trust Series 2024-A A3 5.21% 6/21/27	1,000,000	1,005,313
World Omni Auto Receivables Trust Series 2023-C A3 5.15% 11/15/28	1,137,799	1,144,464
Total Non-Agency Asset-Backed Securities (cost $7,538,364)		7,617,535

Non-Agency Collateralized Mortgage Obligations — 0.93%
Connecticut Avenue Securities Trust
Series 2023-R08 1M1 144A 5.374% (SOFR + 1.50%) 10/25/43 #, •	595,269	596,272
Series 2025-R01 1M2 144A 5.374% (SOFR + 1.50%) 1/25/45 #, •	100,000	99,909
Series 2025-R02 1M2 144A 5.474% (SOFR + 1.60%) 2/25/45 #, •	560,000	560,174
Series 2025-R03 2M1 144A 5.474% (SOFR + 1.60%) 3/25/45 #, •	126,090	126,246
Series 2025-R04 1M2 144A 5.374% (SOFR + 1.50%) 5/25/45 #, •	365,000	365,010
Series 2025-R05 2M2 144A 5.474% (SOFR + 1.60%) 7/25/45 #, •	160,000	160,550
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2023-HQA3 A1 144A 5.724% (SOFR + 1.85%) 11/25/43 #, •	347,893	351,045
Series 2024-DNA3 M2 144A 5.324% (SOFR + 1.45%) 10/25/44 #, •	770,000	769,522
Series 2025-DNA2 M2 144A 5.374% (SOFR + 1.50%) 5/25/45 #, •	130,000	129,972

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2025-DNA3 M2 144A 5.374% (SOFR + 1.50%) 9/25/45 #, •	160,000	$ 160,427
Series 2025-DNA4 M2 144A 5.424% (SOFR + 1.55%) 10/25/45 #, •	1,100,000	1,104,880

PRPM Series 2024-RPL1 A1 144A 4.20% 12/25/64 #, φ	971,692	961,405
Total Non-Agency Collateralized Mortgage Obligations (cost $5,343,723)		5,385,412

Non-Agency Commercial Mortgage-Backed Securities — 2.48%
1301 Trust Series 2025-1301 A 144A 5.059% 8/11/42 #, •	1,700,000	1,720,959
BANK
Series 2020-BN25 A5 2.649% 1/15/63	500,000	465,164
Series 2024-BNK47 A5 5.716% 6/15/57	750,000	795,616

BBCMS Mortgage Trust Series 2020-C7 A5 2.037% 4/15/53	1,000,000	901,799
Benchmark Mortgage Trust
Series 2020-B18 A5 1.925% 7/15/53	2,000,000	1,776,287
Series 2020-B19 A5 1.85% 9/15/53	450,000	399,012
Series 2021-B24 A5 2.584% 3/15/54	2,000,000	1,792,344
Series 2021-B25 A5 2.577% 4/15/54	800,000	719,306
Series 2022-B35 A5 4.443% 5/15/55 •	100,000	97,988
Series 2022-B36 A5 4.47% 7/15/55 •	150,000	146,951

BFLD Commercial Mortgage Trust Series 2025-660F A 144A 5.25% (TSFR01M + 1.50%, Floor 1.50%) 11/15/42 #, •	1,465,000	1,469,119
FREMF Mortgage Trust
Series 2016-K60 B 144A 3.542% 12/25/49 #, •	2,751,000	2,722,498
Series 2018-K73 B 144A 3.85% 2/25/51 #, •	600,000	592,469

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

MAD Commercial Mortgage Trust Series 2025-11MD A 144A 4.754% 10/15/42 #, •	850,000	$ 853,222
Total Non-Agency Commercial Mortgage-Backed Securities (cost $14,487,169)		14,452,734

US Treasury Obligations — 3.61%
US Treasury Bonds 4.75% 5/15/55	2,915,000	2,865,126
US Treasury Notes
3.625% 9/30/30	1,485,000	1,479,489
3.875% 6/30/30	1,345,000	1,355,272
4.00% 11/15/35	15,520,000	15,298,112
Total US Treasury Obligations (cost $21,084,542)		20,997,999
	Number of shares
Common Stocks — 58.65%♣
Communication Services — 4.05%
Alphabet Class A	27,020	8,457,260
Bharti Airtel	217,487	5,104,742
Meta Platforms Class A	8,059	5,319,666
Netflix †	49,862	4,675,061
		23,556,729
Consumer Discretionary — 6.07%
Amazon.com †	34,801	8,032,767
Amer Sports †	180,650	6,747,277
Ferrari	12,473	4,635,145
Hilton Worldwide Holdings	19,730	5,667,442
Home Depot	15,549	5,350,411
Sea ADR †	38,094	4,859,652
		35,292,694
Consumer Staples — 4.44%
Alimentation Couche-Tard	125,848	6,873,022
BJ's Wholesale Club Holdings †	45,144	4,064,314
Casey's General Stores	11,045	6,104,682
Coca-Cola	51,749	3,617,773
Orkla	466,766	5,197,785
		25,857,576
Energy — 0.90%
Canadian Natural Resources	82,441	2,790,628
ConocoPhillips	26,287	2,460,726
		5,251,354
Financials — 10.43%
Aon Class A	16,732	5,904,388
Banco Bilbao Vizcaya Argentaria	372,140	8,729,370

Consolidated schedule of investments
Nomura VIP Asset Strategy Series
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Financials (continued)
Blue Owl Capital	239,506	$ 3,578,219
Capital One Financial	22,525	5,459,159
HDFC Bank	556,585	6,148,536
ING Groep	245,503	6,900,656
Intercontinental Exchange	33,908	5,491,740
Mastercard Class A	13,543	7,731,428
MNSN Holdings =, †	342	18,240
Morgan Stanley	41,653	7,394,657
XP Class A	201,503	3,298,604
		60,654,997
Healthcare — 6.67%
AbbVie	20,613	4,709,864
Ascendis Pharma ADR †	21,628	4,611,955
Eli Lilly & Co.	7,666	8,238,497
Fresenius & Co.	78,484	4,496,490
Hoya	40,600	6,157,786
Rede D'Or Sao Luiz 144A #	651,147	4,825,599
Thermo Fisher Scientific	9,979	5,782,331
		38,822,522
Industrials — 7.91%
Airbus	29,675	6,891,247
Ashtead Group	51,603	3,518,251
BAE Systems	238,204	5,482,278
Carrier Global	80,344	4,245,377
CSX	169,214	6,134,007
Howmet Aerospace	33,755	6,920,450
Ingersoll Rand	51,866	4,108,825
Siemens	17,425	4,880,335
SMC	11,100	3,840,610
		46,021,380
Information Technology — 16.52%
Apple	43,379	11,793,015
Broadcom	17,445	6,037,715
KLA	6,011	7,303,846
Microsoft	37,791	18,276,442
NVIDIA	102,571	19,129,491
Salesforce	21,371	5,661,392
SAP	22,604	5,492,061
Seagate Technology Holdings	13,024	3,586,679
Taiwan Semiconductor Manufacturing	318,450	15,654,137
Unity Software †	71,380	3,152,855
		96,087,633
Materials — 0.82%
Sherwin-Williams	14,664	4,751,576
		4,751,576
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Utilities — 0.84%
NTPC	1,336,105	$ 4,904,494
		4,904,494
Total Common Stocks (cost $242,453,817)		341,200,955

Preferred Stock — 0.03%♣
Financials — 0.03%
SVB Financial Trust 11/7/32 †	390	185,835
Total Preferred Stock (cost $177,441)		185,835

Exchange-Traded Funds — 5.01%
iShares Core MSCI EAFE ETF	25,138	2,248,845
iShares Core MSCI Emerging Markets ETF	55,408	3,724,526
Nomura Focused Emerging Markets Equity ETF <<	151,051	6,072,220
Vanguard S&P 500 ETF	27,308	17,125,666
Total Exchange-Traded Funds (cost $28,853,121)		29,171,257
	Principal amount°
Limited Liability Corporation — 0.01%
Media Group Holdings Series H =	31,963	37,700
Total Limited Liability Corporation (cost $22,105,553)		37,700
	Troy Ounces
Bullion — 7.91%
Gold	10,663	45,998,986
Total Bullion (cost $12,870,226)		45,998,986
	Number of shares
Short-Term Investments — 0.65%
Money Market Mutual Funds — 0.65%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	950,000	950,000
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	950,000	950,000

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	950,000	$ 950,000
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	950,000	950,000
Total Short-Term Investments (cost $3,800,000)		3,800,000

Total Value of Securities—99.56% (cost $469,329,253)		579,182,120
Receivables and Other Assets Net of Liabilities—0.44%		2,546,284
Net Assets Applicable to 58,186,983 Shares Outstanding—100.00%		$581,728,404
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $40,057,611, which represents 6.89% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
φ	Step coupon bond. Stated rate in effect at December 31, 2025 through maturity date.
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

Consolidated schedule of investments
Nomura VIP Asset Strategy Series
The following futures contracts and swap contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 2 yr Notes
97	$20,252,539	$20,265,652	3/31/26	$—	$(13,113)	$(6,820)
US Treasury 5 yr Notes
19	2,076,789	2,084,552	3/31/26	—	(7,763)	(2,227)
US Treasury Long Bonds
169	19,535,344	19,747,032	3/20/26	—	(211,688)	(36,969)
		42,097,236		—	(232,564)	(46,016)
Short Contracts:
US Treasury 10 yr Notes
(5)	(562,188)	(566,511)	3/20/26	4,323	—	1,016
US Treasury 10 yr Ultra Notes
(108)	(12,421,688)	(12,456,494)	3/20/26	34,806	—	16,459
		(13,023,005)		39,129	—	17,475
Total Futures Contracts		$29,074,231		$39,129	$(232,564)	$(28,541)
Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold/Moody's Ratings:
CDX.NA.HY.45.V1[4] 12/20/30-Quarterly	2,800,000	5.000%	$214,929	$202,411	$12,518	$(1,777)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the consolidated financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 10 in “Notes to financial statements.”

[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Markit’s North America High Yield Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.
Summary of abbreviations:
ADR – American Depositary Receipt
AMT – Subject to Alternative Minimum Tax
CDS – Credit Default Swap
CDX.NA.HY – Credit Default Swap Index North America High Yield
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
MSCI – Morgan Stanley Capital International
REMIC – Real Estate Mortgage Investment Conduit
S&P – Standard & Poor’s Financial Services LLC
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TSFR01M – 1 Month Term Secured Overnight Financing Rate
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura VIP Balanced Series
December 31, 2025
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.28%
Fannie Mae REMICs
Series 2016-36 VB 3.50% 6/25/29	165,048	$ 164,630
Series 2016-71 NB 3.00% 10/25/46	312,049	293,633

Freddie Mac REMICs Series 4616 HW 3.00% 6/15/45	162,167	156,839
Vendee Mortgage Trust Series 1997-1 3A 8.293% 12/15/26	1,586	1,589
Total Agency Collateralized Mortgage Obligations (cost $657,935)		616,691

Agency Commercial Mortgage-Backed Securities — 0.24%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K144 A2 2.45% 4/25/32 ♦	325,000	293,306
Series K150 A2 3.71% 9/25/32 ♦, •	140,000	135,309
Series K753 A2 4.40% 10/25/30 ♦	100,000	101,285
Total Agency Commercial Mortgage-Backed Securities (cost $525,525)		529,900

Agency Mortgage-Backed Securities — 8.98%
Fannie Mae S.F. 15 yr
2.00% 8/1/36	299,158	277,103
2.50% 8/1/36	248,806	235,719
2.50% 6/1/37	59,441	56,229
3.00% 11/1/33	74,370	72,611
3.00% 9/1/37	141,282	136,117
Fannie Mae S.F. 30 yr
2.00% 6/1/50	926,320	757,214
2.00% 3/1/51	222,200	181,082
2.00% 4/1/51	2,867,890	2,336,291
2.00% 7/1/51	169,869	138,470
2.50% 8/1/50	152,665	132,020
2.50% 11/1/51	80,311	69,144
2.50% 1/1/52	92,777	78,908
2.50% 2/1/52	301,794	258,161
2.50% 3/1/52	136,223	115,477
2.50% 4/1/52	290,990	249,261
3.00% 12/1/51	474,751	424,540
3.50% 8/1/51	321,779	299,683
3.50% 9/1/52	782,765	733,187
5.00% 8/1/53	141,553	142,431
5.50% 9/1/55	589,724	598,102
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
6.00% 12/1/52	265,338	$ 274,114
6.00% 5/1/53	105,559	108,653
6.00% 6/1/53	98,188	101,179
6.00% 7/1/53	124,730	129,483
6.00% 9/1/53	810,092	833,416
6.50% 3/1/55	583,396	606,010

Freddie Mac S.F. 15 yr 2.00% 8/1/36	520,056	481,672
Freddie Mac S.F. 30 yr
2.00% 3/1/52	162,061	131,412
2.50% 11/1/50	47,435	40,927
2.50% 12/1/51	143,385	123,771
2.50% 1/1/52	1,172,989	1,006,710
2.50% 5/1/52	290,177	246,619
3.00% 1/1/52	910,313	805,741
4.00% 9/1/49	212,991	206,127
4.00% 8/1/52	590,339	563,485
4.50% 9/1/52	296,118	291,629
4.50% 10/1/52	310,614	304,436
5.00% 2/1/53	70,139	70,232
5.00% 6/1/53	639,334	639,955
5.50% 9/1/52	119,081	122,685
5.50% 3/1/53	263,650	270,480
5.50% 9/1/53	248,731	254,978
GNMA II S.F. 30 yr
2.00% 10/20/50	986,462	817,541
2.50% 7/20/51	948,448	818,545
3.00% 4/20/52	760,859	684,544
3.50% 9/20/55	452,268	411,788
4.00% 4/20/55	364,942	344,889
4.50% 8/20/55	352,473	343,471
5.00% 9/20/52	171,685	172,154
5.00% 12/20/54	273,427	273,100
5.50% 5/20/53	387,525	394,068
5.50% 2/20/54	147,997	150,773
5.50% 2/20/55	131,646	133,092
6.00% 3/20/55	343,474	350,264
6.50% 4/20/55	183,515	189,829
Total Agency Mortgage-Backed Securities (cost $20,146,969)		19,989,522

	Principalamount°	Value (US $)
Corporate Bonds — 10.61%
Banking — 3.09%
Bank of America
1.734% 7/22/27 μ	250,000	$ 246,845
5.518% 10/25/35 μ	301,000	308,434
5.819% 9/15/29 μ	107,000	111,702
6.204% 11/10/28 μ	300,000	311,818
6.25% 7/26/30 μ, ψ	180,000	182,942
6.625% 5/1/30 μ, ψ	55,000	57,351

Bank of New York Mellon 4.942% 2/11/31 μ	80,000	82,290
Citibank 5.57% 4/30/34	250,000	264,526
Citigroup
4.503% 9/11/31 μ	105,000	105,354
6.02% 1/24/36 μ	70,000	73,346
6.625% 2/15/31 μ, ψ	45,000	45,751
6.75% 2/15/30 μ, ψ	49,000	49,916
7.00% 8/15/34 μ, ψ	45,000	47,486
Deutsche Bank
2.552% 1/7/28 μ	150,000	147,556
6.819% 11/20/29 μ	245,000	261,528

Fifth Third Bancorp 6.361% 10/27/28 μ	35,000	36,425
Goldman Sachs Group
1.542% 9/10/27 μ	465,000	456,978
4.369% 10/21/31 μ	110,000	109,761
5.016% 10/23/35 μ	115,000	115,656
5.049% 7/23/30 μ	320,000	327,948
5.218% 4/23/31 μ	105,000	108,470
6.484% 10/24/29 μ	295,000	312,963

Huntington Bancshares 6.25% 10/15/30 μ, ψ	65,000	65,308
JPMorgan Chase & Co.
1.47% 9/22/27 μ	310,000	304,408
5.103% 4/22/31 μ	90,000	92,961
5.14% 1/24/31 μ	60,000	62,027
5.571% 4/22/28 μ	85,000	86,714
5.572% 4/22/36 μ	30,000	31,487
5.576% 7/23/36 μ	65,000	67,264
6.254% 10/23/34 μ	134,000	147,359
Morgan Stanley
4.133% 10/18/29 μ	40,000	39,992
4.892% 10/22/36 μ	60,000	59,492
5.192% 4/17/31 μ	10,000	10,313
5.664% 4/17/36 μ	192,000	201,657
6.296% 10/18/28 μ	88,000	91,453
6.407% 11/1/29 μ	90,000	95,410
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
PNC Financial Services Group
4.899% 5/13/31 μ	45,000	$ 46,069
5.575% 1/29/36 μ	55,000	57,378
5.676% 1/22/35 μ	60,000	63,283
6.875% 10/20/34 μ	165,000	186,818

Popular 7.25% 3/13/28	99,000	104,403
State Street
4.543% 4/24/28 μ	115,000	115,996
4.784% 10/23/36 μ	50,000	49,759
4.834% 4/24/30	50,000	51,501

Truist Financial 4.964% 10/23/36 μ	195,000	192,997
UBS Group 144A 6.85% 9/10/29 #, μ, ψ	200,000	205,315
US Bancorp
4.653% 2/1/29 μ	68,000	68,862
5.046% 2/12/31 μ	80,000	82,201
5.678% 1/23/35 μ	65,000	68,671
6.787% 10/26/27 μ	130,000	132,878
Wells Fargo & Co.
5.15% 4/23/31 μ	5,000	5,162
5.244% 1/24/31 μ	60,000	62,164
5.605% 4/23/36 μ	260,000	272,618
		6,886,966
Basic Industry — 0.32%
Celanese US Holdings
6.50% 4/15/30	8,000	8,047
6.75% 4/15/33	67,000	66,709

Cleveland-Cliffs 144A 7.00% 3/15/32 #	145,000	148,806
Fortescue Treasury 144A 5.875% 4/15/30 #	150,000	154,389
Magnera 144A 7.25% 11/15/31 #	75,000	73,703
Novelis 144A 4.75% 1/30/30 #	90,000	87,002
Westlake
5.55% 11/15/35	139,000	139,047
6.375% 11/15/55	40,000	39,400
		717,103
Brokerage — 0.31%
Apollo Global Management
4.60% 1/15/31	50,000	50,300
5.15% 8/12/35	40,000	40,093

Blackstone Reg Finance 5.00% 12/6/34	105,000	105,968
Brookfield Asset Management 4.653% 11/15/30	100,000	100,844
Brookfield Finance 5.33% 1/15/36	170,000	170,328

Schedules of investments
Nomura VIP Balanced Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Brokerage (continued)

KKR & Co. 5.10% 8/7/35	220,000	$ 220,113
		687,646
Capital Goods — 0.71%
Amcor Flexibles North America 5.50% 3/17/35	55,000	56,845
Amphenol
4.125% 11/15/30	40,000	39,803
4.40% 2/15/33	60,000	59,387
4.625% 2/15/36	75,000	73,508
5.30% 11/15/55	50,000	47,800
Boeing
6.259% 5/1/27	110,000	112,911
6.388% 5/1/31	25,000	27,142
6.858% 5/1/54	260,000	292,208

Bombardier 144A 7.25% 7/1/31 #	140,000	149,366
Herc Holdings
144A 7.00% 6/15/30 #	30,000	31,591
144A 7.25% 6/15/33 #	20,000	21,219

Mauser Packaging Solutions Holding 144A 7.875% 4/15/30 #	103,000	102,283
Northrop Grumman
4.75% 6/1/43	20,000	18,439
5.20% 6/1/54	100,000	93,694

QXO Building Products 144A 6.75% 4/30/32 #	35,000	36,583
Resideo Funding 144A 6.50% 7/15/32 #	145,000	148,593
Standard Industries 144A 4.375% 7/15/30 #	139,000	134,189
TransDigm 144A 6.375% 5/31/33 #	135,000	138,619
		1,584,180
Communications — 1.37%
AT&T
5.55% 11/1/45	55,000	53,014
5.70% 11/1/54	75,000	71,987
6.05% 8/15/56	35,000	35,337
6.30% 1/15/38	45,000	48,907
CCO Holdings
144A 4.25% 1/15/34 #	225,000	191,526
144A 6.375% 9/1/29 #	136,000	137,938
Meta Platforms
4.60% 11/15/32	50,000	50,416
4.875% 11/15/35	145,000	144,862
5.50% 11/15/45	255,000	247,764

Midcontinent Communications 144A 8.00% 8/15/32 #	150,000	153,731
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)

Rogers Communications 5.30% 2/15/34	265,000	$ 267,570
Sirius XM Radio 144A 4.125% 7/1/30 #	170,000	161,795
SoftBank
144A 4.699% 7/9/30 #	200,000	200,810
144A 5.332% 7/9/35 #	200,000	200,597

Sprint Capital 6.875% 11/15/28	110,000	118,082
Time Warner Cable 6.55% 5/1/37	285,000	291,181
T-Mobile USA
3.875% 4/15/30	290,000	285,235
5.125% 5/15/32	30,000	30,885
5.875% 11/15/55	90,000	90,291
Verizon Communications
4.75% 1/15/33	90,000	89,956
5.00% 1/15/36	95,000	94,230
5.875% 11/30/55	75,000	74,152
		3,040,266
Consumer Cyclical — 0.66%
Amazon.com
4.10% 11/20/30	65,000	65,090
5.55% 11/20/65	60,000	58,246

Caesars Entertainment 144A 7.00% 2/15/30 #	233,000	241,418
Carnival 144A 4.00% 8/1/28 #	80,000	78,860
Ford Motor Credit
6.532% 3/19/32	200,000	209,243
6.95% 6/10/26	200,000	201,777

General Motors 5.40% 4/1/48	75,000	68,171
General Motors Financial 2.35% 2/26/27	170,000	166,663
Gildan Activewear 144A 4.70% 10/7/30 #	175,000	174,196
Lowe's 4.25% 3/15/31	70,000	69,726
VICI Properties
4.95% 2/15/30	105,000	106,288
5.625% 4/1/35	40,000	40,867
		1,480,545
Consumer Non-Cyclical — 0.78%
Bunge Limited Finance 4.20% 9/17/29	95,000	95,212
Cargill
144A 4.125% 10/23/30 #	60,000	59,761
144A 5.375% 10/23/55 #	75,000	72,232
CVS Health
5.00% 9/15/32	45,000	45,947
5.45% 9/15/35	75,000	76,799
6.20% 9/15/55	65,000	66,042

DaVita 144A 6.75% 7/15/33 #	88,000	91,315

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)

Eli Lilly & Co. 5.10% 2/12/35	80,000	$ 82,734
Global Medical Response 144A 7.375% 10/1/32 #	102,000	106,221
HCA 5.45% 9/15/34	115,000	118,428
JBS USA Holding Lux 144A 6.25% 3/1/56 #	35,000	34,879
Mars
144A 5.20% 3/1/35 #	95,000	97,678
144A 5.65% 5/1/45 #	65,000	65,559
144A 5.70% 5/1/55 #	75,000	74,763
Merck & Co.
3.85% 3/15/29	45,000	44,992
4.15% 3/15/31	120,000	119,657
4.45% 12/4/32	65,000	65,110
4.75% 12/4/35	60,000	59,799
5.50% 3/15/46	65,000	64,796
5.55% 12/4/55	90,000	88,869
5.70% 12/4/65	60,000	59,408
Pfizer
4.20% 11/15/30	40,000	40,195
4.875% 11/15/35	60,000	60,202

Sysco 5.10% 9/23/30	50,000	51,649
		1,742,247
Electric — 0.54%
American Electric Power 5.80% 3/15/56 μ	45,000	44,694
Black Hills 4.55% 1/31/31	55,000	55,036
Commonwealth Edison 2.20% 3/1/30	350,000	324,529
Dominion Energy
6.20% 2/15/56 μ	50,000	50,067
6.625% 5/15/55 μ	23,000	23,713
6.875% 2/1/55 μ	70,000	72,801

DTE Energy 5.10% 3/1/29	80,000	82,004
Duke Energy Florida 4.20% 12/1/30	60,000	60,116
Florida Power & Light 3.15% 10/1/49	160,000	110,008
NextEra Energy Capital Holdings 6.50% 8/15/55 μ	35,000	36,894
NRG Energy
144A 4.734% 10/15/30 #	90,000	90,173
144A 5.407% 10/15/35 #	70,000	69,964

Oglethorpe Power 4.50% 4/1/47	5,000	4,201
Vistra 144A 7.00% 12/15/26 #, μ, ψ	140,000	142,969
Vistra Operations 144A 6.00% 4/15/34 #	35,000	36,911
		1,204,080
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Energy — 1.20%
BP Capital Markets 4.875% 3/22/30 μ, ψ	135,000	$ 134,407
ConocoPhillips 5.00% 1/15/35	185,000	187,648
Diamondback Energy
5.55% 4/1/35	138,000	141,898
5.75% 4/18/54	70,000	66,222
Enbridge
4.90% 6/20/30	45,000	46,019
5.25% 4/5/27	80,000	81,142
5.55% 6/20/35	70,000	72,455
5.70% 3/8/33	125,000	131,724
5.75% 7/15/80 μ	90,000	91,198
Energy Transfer
6.10% 12/1/28	150,000	157,618
6.25% 4/15/49	140,000	138,762
6.50% 2/15/56 μ	125,000	124,642
6.75% 2/15/56 μ	120,000	120,523

Hilcorp Energy I 144A 6.25% 4/15/32 #	150,000	141,732
NGL Energy Operating 144A 8.375% 2/15/32 #	60,000	62,173
ONEOK 5.70% 11/1/54	110,000	102,585
Shell Finance US
4.125% 11/6/30	30,000	30,007
4.75% 1/6/36	75,000	74,919
Targa Resources
4.35% 1/15/29	45,000	45,136
5.40% 7/30/36	25,000	25,039

Targa Resources Partners 5.00% 1/15/28	410,000	410,118
USA Compression Partners 144A 7.125% 3/15/29 #	100,000	103,558
Venture Global Calcasieu Pass 144A 3.875% 11/1/33 #	210,000	180,193
		2,669,718
Finance Companies — 0.64%
Air Lease 5.10% 3/1/29	39,000	39,647
Apollo Debt Solutions 6.70% 7/29/31	110,000	116,136
Ares Capital 5.10% 1/15/31	125,000	123,513
Aviation Capital Group 144A 5.375% 7/15/29 #	75,000	76,884
Avolon Holdings Funding
144A 4.95% 1/15/28 #	55,000	55,695
144A 5.375% 5/30/30 #	20,000	20,556
Blackstone Private Credit Fund
5.05% 9/10/30	55,000	54,187
5.60% 11/22/29	150,000	151,633

Schedules of investments
Nomura VIP Balanced Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
Blue Owl Credit Income
5.80% 3/15/30	121,000	$ 121,001
6.60% 9/15/29	65,000	66,950

HPS Corporate Lending Fund 5.95% 4/14/32	43,000	43,642
OneMain Finance 7.125% 9/15/32	140,000	145,624
PennyMac Financial Services 144A 6.875% 5/15/32 #	145,000	151,880
SMBC Aviation Capital Finance DAC 144A 5.25% 11/26/35 #	200,000	200,156
UWM Holdings 144A 6.25% 3/15/31 #	48,000	47,947
		1,415,451
Insurance — 0.15%
Aon North America 5.30% 3/1/31	60,000	62,593
Athene Holding 6.875% 6/28/55 μ	65,000	64,984
Chubb INA Holdings 4.90% 8/15/35	65,000	65,310
Henneman Trust 144A 6.58% 5/15/55 #	130,000	135,968
		328,855
Natural Gas — 0.03%
NiSource 5.75% 7/15/56 μ	70,000	70,488
		70,488
Real Estate Investment Trusts — 0.05%
Simon Property Group 2.65% 2/1/32	120,000	108,058
		108,058
Technology — 0.62%
Broadcom
4.20% 10/15/30	75,000	74,964
4.90% 7/15/32	45,000	45,966
5.05% 7/12/29	115,000	118,432

CDW 3.276% 12/1/28	35,000	34,016
Leidos 5.50% 3/15/35	145,000	150,762
Oracle
4.70% 9/27/34	130,000	120,595
5.875% 9/26/45	300,000	271,088

TSMC Global 144A 1.75% 4/23/28 #	600,000	572,309
		1,388,132
Transportation — 0.14%
ERAC USA Finance 144A 4.60% 5/1/28 #	185,000	187,612
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
Union Pacific 5.60% 12/1/54	115,000	$ 114,765
		302,377
Total Corporate Bonds (cost $23,499,396)		23,626,112

Government Agency Obligations — 0.02%
Equinor
4.50% 9/3/30	15,000	15,224
4.75% 11/14/35	30,000	29,860
Total Government Agency Obligations (cost $45,029)		45,084

Municipal Bonds — 0.13%
Texas Water Development Board Revenue (Master Trust) 4.75% 10/15/55	150,000	150,726
Wisconsin Public Finance Authority Senior Lien Toll Revenue (Georgia SR 400 Express Lanes Project) 6.50% 12/31/65 (AMT)	120,000	131,414
Total Municipal Bonds (cost $273,151)		282,140

Non-Agency Asset-Backed Securities — 1.19%
Ford Credit Auto Owner Trust Series 2024-B A3 5.10% 4/15/29	125,000	126,608
Frontier Issuer Series 2024-1 A2 144A 6.19% 6/20/54 #	100,000	103,103
GMF Floorplan Owner Revolving Trust Series 2024-1A A1 144A 5.13% 3/15/29 #	500,000	507,483
Nissan Master Owner Trust Receivables Series 2024-B A 144A 5.05% 2/15/29 #	1,000,000	1,011,941
Santander Drive Auto Receivables Trust
Series 2025-1 D 5.43% 3/17/31	100,000	101,559
Series 2025-4 D 4.95% 1/15/32	100,000	100,365

Toyota Auto Receivables Owner Trust Series 2024-B A3 5.33% 1/16/29	198,802	200,873
Volkswagen Auto Lease Trust Series 2024-A A3 5.21% 6/21/27	500,000	502,657
Total Non-Agency Asset-Backed Securities (cost $2,623,670)		2,654,589

	Principalamount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations — 0.90%
Connecticut Avenue Securities Trust
Series 2022-R01 1M2 144A 5.774% (SOFR + 1.90%) 12/25/41 #, •	250,000	$ 251,229
Series 2023-R08 1M1 144A 5.374% (SOFR + 1.50%) 10/25/43 #, •	245,111	245,524
Series 2025-R04 1M2 144A 5.374% (SOFR + 1.50%) 5/25/45 #, •	150,000	150,004
Series 2025-R05 2M2 144A 5.474% (SOFR + 1.60%) 7/25/45 #, •	60,000	60,206
Series 2025-R06 1B1 144A 5.724% (SOFR + 1.85%) 9/25/45 #, •	240,973	241,927
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2021-HQA2 M2 144A 5.924% (SOFR + 2.05%) 12/25/33 #, •	372,637	385,372
Series 2023-HQA3 A1 144A 5.724% (SOFR + 1.85%) 11/25/43 #, •	130,460	131,642
Series 2025-DNA2 M2 144A 5.374% (SOFR + 1.50%) 5/25/45 #, •	55,000	54,988
Series 2025-DNA3 M2 144A 5.374% (SOFR + 1.50%) 9/25/45 #, •	70,000	70,187
Series 2025-DNA4 M2 144A 5.424% (SOFR + 1.55%) 10/25/45 #, •	400,000	401,775
Total Non-Agency Collateralized Mortgage Obligations (cost $1,959,835)		1,992,854

Non-Agency Commercial Mortgage-Backed Securities — 3.12%
1301 Trust Series 2025-1301 A 144A 5.059% 8/11/42 #, •	350,000	354,315
BANK
Series 2021-BN32 A5 2.643% 4/15/54 •	730,000	667,538
Series 2021-BN36 A5 2.47% 9/15/64	760,000	679,841
Series 2022-BNK39 B 3.237% 2/15/55 •	100,000	88,695
Series 2022-BNK39 C 3.268% 2/15/55 •	45,000	38,878
Series 2022-BNK40 A4 3.39% 3/15/64 •	850,000	795,411
	Principalamount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
BANK
Series 2022-BNK40 B 3.39% 3/15/64 •	100,000	$ 88,419

BBCMS Mortgage Trust Series 2020-C7 A5 2.037% 4/15/53	343,000	309,317
Benchmark Mortgage Trust
Series 2021-B24 A5 2.584% 3/15/54	750,000	672,129
Series 2021-B25 A5 2.577% 4/15/54	500,000	449,566
Series 2022-B32 A5 3.002% 1/15/55 •	1,000,000	895,388
Series 2022-B32 B 3.202% 1/15/55 •	100,000	84,356
Series 2022-B32 C 3.453% 1/15/55 •	125,000	97,555
Series 2022-B33 A5 3.458% 3/15/55 •	900,000	838,185
Series 2022-B33 B 3.614% 3/15/55 •	50,000	43,772
Series 2022-B33 C 3.614% 3/15/55 •	50,000	39,976

BMO Mortgage Trust Series 2022-C1 A5 3.374% 2/15/55 •	500,000	464,360
MAD Commercial Mortgage Trust Series 2025-11MD A 144A 4.754% 10/15/42 #, •	350,000	351,327
Total Non-Agency Commercial Mortgage-Backed Securities (cost $7,489,945)		6,959,028

US Treasury Obligations — 4.64%
US Treasury Bonds
2.375% 2/15/42	615,000	452,902
3.875% 2/15/43	1,320,000	1,187,923
5.00% 5/15/45	225,000	231,047
US Treasury Notes
3.625% 9/30/30	840,000	836,883
3.875% 6/30/30	2,220,000	2,236,953
3.875% 8/31/32	505,000	503,767
4.00% 11/15/35	4,965,000	4,894,016
Total US Treasury Obligations (cost $10,601,521)		10,343,491
Number of shares
Common Stocks — 60.55%♣
Communication Services — 7.24%
Alphabet Class A	14,901	4,664,013

Schedules of investments
Nomura VIP Balanced Series
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Communication Services (continued)
Alphabet Class C	13,567	$ 4,257,325
AT&T	104,343	2,591,880
Live Nation Entertainment †	7,113	1,013,602
Meta Platforms Class A	3,344	2,207,341
Netflix †	14,729	1,380,991
		16,115,152
Consumer Discretionary — 5.21%
Amazon.com †	22,163	5,115,664
AutoZone †	764	2,591,106
Booking Holdings	342	1,831,523
Home Depot	6,016	2,070,105
		11,608,398
Consumer Staples — 1.34%
Costco Wholesale	3,462	2,985,421
		2,985,421
Financials — 10.93%
Ally Financial	42,367	1,918,802
American Express	7,497	2,773,515
Aon Class A	4,383	1,546,673
Blackstone	12,874	1,984,398
Capital One Financial	8,403	2,036,551
CME Group	10,973	2,996,507
JPMorgan Chase & Co.	8,695	2,801,703
KKR & Co.	15,513	1,977,597
Mastercard Class A	4,760	2,717,389
MNSN Holdings =, †	161	8,587
Morgan Stanley	13,968	2,479,739
Progressive	4,789	1,090,551
		24,332,012
Healthcare — 5.14%
Abbott Laboratories	18,629	2,334,027
AbbVie	4,476	1,022,721
Danaher	12,713	2,910,260
Gilead Sciences	14,216	1,744,872
HCA Healthcare	1,461	682,082
Thermo Fisher Scientific	2,990	1,732,556
Vertex Pharmaceuticals †	2,246	1,018,247
		11,444,765
Industrials — 7.45%
Airbus ADR	53,001	3,069,818
BAE Systems ADR	22,218	2,063,608
Cummins	5,920	3,021,864
Eaton	8,817	2,808,302
Ferguson Enterprises	4,292	955,528
Howmet Aerospace	22,851	4,684,912
		16,604,032
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology — 20.55%
Accenture Class A	4,985	$ 1,337,476
Advanced Micro Devices †	6,472	1,386,044
Apple	25,100	6,823,686
Applied Materials	11,294	2,902,445
Broadcom	10,461	3,620,552
Microsoft	17,502	8,464,317
NVIDIA	47,713	8,898,474
Salesforce	8,530	2,259,682
SAP ADR	6,551	1,591,303
Seagate Technology Holdings	8,102	2,231,210
Taiwan Semiconductor Manufacturing ADR	16,685	5,070,405
TE Connectivity	5,216	1,186,692
		45,772,286
Materials — 1.29%
Crown Holdings	15,369	1,582,546
Vulcan Materials	4,508	1,285,772
		2,868,318
Utilities — 1.40%
Entergy	15,252	1,409,742
NextEra Energy	21,331	1,712,453
		3,122,195
Total Common Stocks (cost $93,211,653)		134,852,579

Preferred Stock — 0.04%♣
Financials — 0.04%
SVB Financial Trust 11/7/32 †	184	87,676
Total Preferred Stock (cost $83,523)		87,676

Exchange-Traded Funds — 7.62%
iShares US Treasury Bond ETF	246,062	5,665,577
Vanguard S&P 500 ETF	18,030	11,307,154
Total Exchange-Traded Funds (cost $16,836,891)		16,972,731

Short-Term Investments — 1.21%
Money Market Mutual Funds — 1.21%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	675,000	675,000
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	675,000	675,000

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	675,000	$ 675,000
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	675,000	675,000
Total Short-Term Investments (cost $2,700,000)		2,700,000

Total Value of Securities—99.53% (cost $180,655,043)		221,652,397
Receivables and Other Assets Net of Liabilities—0.47%		1,050,093
Net Assets Applicable to 34,081,394 Shares Outstanding—100.00%		$222,702,490
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $10,172,640, which represents 4.57% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Schedules of investments
Nomura VIP Balanced Series
The following futures contracts and swap contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 2 yr Notes
73	$15,241,602	$15,251,470	3/31/26	$—	$(9,868)	$(5,133)
US Treasury Long Bonds
41	4,739,344	4,790,700	3/20/26	—	(51,356)	(8,969)
US Treasury Ultra Bonds
9	1,062,000	1,086,493	3/20/26	—	(24,493)	(3,375)
		21,128,663		—	(85,717)	(17,477)
Short Contracts:
US Treasury 5 yr Notes
(48)	(5,246,625)	(5,265,707)	3/31/26	19,082	—	5,625
US Treasury 10 yr Ultra Notes
(26)	(2,990,406)	(2,990,528)	3/20/26	122	—	3,343
		(8,256,235)		19,204	—	8,968
Total Futures Contracts		$12,872,428		$19,204	$(85,717)	$(8,509)
Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold/Moody's Ratings:
CDX.NA.HY.45.V1[4] 12/20/30-Quarterly	1,100,000	5.000%	$84,436	$79,518	$4,918	$(698)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 10 in “Notes to financial statements.”

[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Markit’s North America High Yield Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.
Summary of abbreviations:
ADR – American Depositary Receipt
AMT – Subject to Alternative Minimum Tax
CDS – Credit Default Swap
CDX.NA.HY – Credit Default Swap Index North America High Yield
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
S&P – Standard & Poor’s Financial Services LLC
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura VIP Energy Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 95.44%♣
Coal & Consumable Fuels — 5.98%
Core Natural Resources	32,430	$ 2,870,379
Peabody Energy	52,581	1,561,656
		4,432,035
Electrical Components & Equipment — 0.89%
Generac Holdings †	4,828	658,394
		658,394
Heavy Electrical Equipment — 0.50%
GE Vernova	571	373,188
		373,188
Independent Power Producers & Energy Traders — 0.39%
Vistra	1,778	286,845
		286,845
Integrated Oil & Gas — 21.21%
BP ADR	43,700	1,517,701
Exxon Mobil	39,970	4,809,990
Shell	125,012	4,606,973
TotalEnergies	46,223	3,013,648
Unit	56,933	1,756,383
		15,704,695
Oil & Gas Drilling — 4.92%
Helmerich & Payne	127,155	3,646,805
		3,646,805
Oil & Gas Equipment & Services — 4.68%
SLB	39,300	1,508,334
TechnipFMC	27,200	1,212,032
Weatherford International	9,510	744,253
		3,464,619
Oil & Gas Exploration & Production — 48.11%
ARC Resources	181,326	3,401,803
Canadian Natural Resources	137,091	4,643,445
Chord Energy	30,082	2,788,601
ConocoPhillips	53,954	5,050,634
Diamondback Energy	26,212	3,940,450
EOG Resources	29,728	3,121,737
EQT	27,425	1,469,980
Expand Energy	20,413	2,252,779
Kimbell Royalty Partners	225,638	2,653,503
Parex Resources	222,697	2,993,523
Permian Resources	235,895	3,309,607
		35,626,062
Oil & Gas Refining & Marketing — 6.23%
HF Sinclair	46,108	2,124,657
Valero Energy	15,303	2,491,175
		4,615,832
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Oil & Gas Storage & Transportation — 1.51%
DHT Holdings	91,518	$ 1,117,435
		1,117,435
Semiconductors — 1.02%
First Solar †	2,893	755,738
		755,738
Total Common Stocks (cost $70,449,160)		70,681,648

Master Limited Partnerships — 3.25%
Energy Transfer	55,552	916,052
Enterprise Products Partners	46,410	1,487,905
Total Master Limited Partnerships (cost $2,129,640)		2,403,957

Short-Term Investments — 1.27%
Money Market Mutual Funds — 1.27%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	235,072	235,072
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	235,072	235,072
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	235,073	235,073
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	235,073	235,073
Total Short-Term Investments (cost $940,290)		940,290

Total Value of Securities—99.96% (cost $73,519,090)		74,025,895
Receivables and Other Assets Net of Liabilities—0.04%		31,559
Net Assets Applicable to 14,283,995 Shares Outstanding—100.00%		$74,057,454
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.

Summary of abbreviations:
ADR – American Depositary Receipt
GE – General Electric
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura VIP Growth Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 99.68%♣
Communication Services — 7.58%
Alphabet Class A	92,153	$ 28,843,889
Meta Platforms Class A	7,179	4,738,786
Netflix †	54,275	5,088,824
		38,671,499
Consumer Discretionary — 8.51%
Amazon.com †	136,297	31,460,073
Booking Holdings	1,660	8,889,848
Ferrari	8,377	3,095,804
		43,445,725
Consumer Staples — 0.92%
Coca-Cola	67,022	4,685,508
		4,685,508
Financials — 13.93%
Intercontinental Exchange	97,942	15,862,686
Mastercard Class A	23,840	13,609,779
MSCI	8,658	4,967,355
S&P Global	23,923	12,501,921
Visa Class A	68,972	24,189,170
		71,130,911
Healthcare — 9.06%
Danaher	62,929	14,405,707
Gilead Sciences	43,136	5,294,513
IDEXX Laboratories †	7,126	4,820,953
Intuitive Surgical †	16,142	9,142,183
UnitedHealth Group	15,687	5,178,435
Veeva Systems Class A †	33,250	7,422,397
		46,264,188
Industrials — 6.61%
Broadridge Financial Solutions	28,114	6,274,201
Equifax	38,793	8,417,305
Old Dominion Freight Line	3,953	619,830
Verisk Analytics	39,097	8,745,608
Waste Connections	55,240	9,686,887
		33,743,831
Information Technology — 50.13%
Advanced Micro Devices †	28,240	6,047,879
Apple	160,588	43,657,454
Autodesk †	16,678	4,936,855
Broadcom	39,432	13,647,415
Intuit	21,579	14,294,361
Microsoft	145,974	70,595,946
Motorola Solutions	6,829	2,617,692
NVIDIA	385,446	71,885,679
Salesforce	34,241	9,070,783
Synopsys †	16,914	7,944,844
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Taiwan Semiconductor Manufacturing ADR	36,866	$ 11,203,209
		255,902,117
Materials — 1.70%
Vulcan Materials	30,392	8,668,406
		8,668,406
Real Estate — 1.24%
CoStar Group †	93,886	6,312,895
		6,312,895
Total Common Stocks (cost $310,230,162)		508,825,080

Short-Term Investments — 0.40%
Money Market Mutual Funds — 0.40%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	502,922	502,922
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	502,923	502,923
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	502,923	502,923
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	502,923	502,923
Total Short-Term Investments (cost $2,011,691)		2,011,691

Total Value of Securities—100.08% (cost $312,241,853)		510,836,771
Liabilities Net of Receivables and Other Assets—(0.08%)		(387,914)
Net Assets Applicable to 53,489,776 Shares Outstanding—100.00%		$510,448,857
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.

Summary of abbreviations:
ADR – American Depositary Receipt
MSCI – Morgan Stanley Capital International
S&P – Standard & Poor’s Financial Services LLC
See accompanying notes, which are an integral part of the financial statements.

Consolidated schedules of investments
Nomura VIP High Income Series
December 31, 2025
	Principal amount°	Value (US $)
Collateralized Loan Obligations — 5.62%
720 East CLO Series 2022-1A ER 144A 9.784% (TSFR03M + 5.90%, Floor 5.90%) 1/20/38 #, •	1,000,000	$ 1,007,341
ABPCI Direct Lending Fund CLO II
Series 2017-1A DRR 144A 8.034% (TSFR03M + 4.15%, Floor 4.15%) 7/20/37 #, •	250,000	249,656
Series 2017-1A ERR 144A 11.384% (TSFR03M + 7.50%, Floor 7.50%) 7/20/37 #, •	600,000	604,760

AGL CLO 3 Series 2020-3A ER 144A 9.155% (TSFR03M + 5.25%, Floor 5.25%) 4/15/38 #, •	1,000,000	933,848
AGL CLO 32 Series 2024-32A E 144A 9.62% (TSFR03M + 5.75%, Floor 5.75%) 7/21/37 #, •	550,000	546,279
AIMCO CLO 15 Series 2021-15A ER 144A 8.482% (TSFR03M + 4.60%, Floor 4.60%) 4/17/38 #, •	650,000	640,010
AIMCO CLO 18 Series 2022-18A ER 144A 9.384% (TSFR03M + 5.50%, Floor 5.50%) 7/20/37 #, •	300,000	298,848
AIMCO CLO 19 Series 2024-19A E 144A 8.884% (TSFR03M + 5.00%, Floor 5.00%) 10/20/37 #, •	600,000	600,031
ARES Loan Funding III Series 2022-ALF3A ER 144A 9.958% (TSFR03M + 6.10%, Floor 6.10%) 7/25/36 #, •	500,000	494,930
Atlas Senior Loan Fund XX Series 2022-20A D1R 144A 7.734% (TSFR03M + 3.85%, Floor 3.85%) 10/19/37 #, •	1,000,000	1,002,080
Bain Capital Credit CLO Series 2017-2A ER3 144A 11.198% (TSFR03M + 7.34%, Floor 7.34%) 7/25/37 #, •	550,000	542,983
Ballyrock CLO 18 Series 2021-18A DR 144A 9.655% (TSFR03M + 5.75%, Floor 5.75%) 4/15/38 #, •	1,000,000	969,588
Ballyrock CLO 25 Series 2023-25A DR 144A 8.658% (TSFR03M + 4.80%, Floor 4.80%) 1/25/38 #, •	1,000,000	986,728
	Principal amount°	Value (US $)
Collateralized Loan Obligations (continued)
Barings CLO
Series 2018-2A ER 144A 10.805% (TSFR03M + 6.90%, Floor 6.90%) 7/15/36 #, •	550,000	$ 546,960
Series 2024-2A E 144A 9.805% (TSFR03M + 5.90%, Floor 5.90%) 7/15/39 #, •	600,000	598,931
Series 2024-5A D2 144A 8.005% (TSFR03M + 4.10%, Floor 4.10%) 7/15/38 #, •	1,000,000	1,001,775

BBAM US CLO III Series 2023-3A DR 144A 9.142% (TSFR03M + 5.20%, Floor 5.20%) 10/15/38 #, •	1,200,000	1,182,150
Bear Mountain Park CLO Series 2022-1A ER 144A 9.855% (TSFR03M + 5.95%, Floor 5.95%) 7/15/37 #, •	450,000	444,892
Benefit Street Partners CLO Series 2015-6BR ER 144A 8.634% (TSFR03M + 4.75%, Floor 4.75%) 4/20/38 #, •	875,000	846,471
Benefit Street Partners CLO XII-B Series 2017-12BRA E 144A 10.155% (TSFR03M + 6.25%, Floor 6.25%) 10/15/37 #, •	750,000	750,619
Brookhaven Park CLO Series 2024-1A E 144A 10.384% (TSFR03M + 6.50%, Floor 6.50%) 4/19/37 #, •	1,250,000	1,241,684
Carlyle US CLO
Series 2021-11A ER 144A 10.358% (TSFR03M + 6.50%, Floor 6.50%) 7/25/37 #, •	550,000	542,583
Series 2024-1A E 144A 10.825% (TSFR03M + 6.92%, Floor 6.92%) 4/15/37 #, •	1,000,000	1,001,464
Series 2024-5A E 144A 9.508% (TSFR03M + 5.65%, Floor 5.65%) 10/25/36 #, •	550,000	551,562

CBAMR Series 2021-15A ER 144A 9.384% (TSFR03M + 5.50%, Floor 5.50%) 1/20/38 #, •	1,000,000	978,199
Cedar Funding IX CLO Series 2018-9A ER 144A 11.414% (TSFR03M + 7.53%, Floor 7.53%) 7/20/37 #, •	1,000,000	1,004,982
Clover CLO Series 2021-3A ER 144A 8.758% (TSFR03M + 4.90%, Floor 4.90%) 1/25/35 #, •	1,000,000	990,947

	Principal amount°	Value (US $)
Collateralized Loan Obligations (continued)

Dryden CLO 109 Series 2022-109A ER 144A 9.255% (TSFR03M + 5.35%, Floor 5.35%) 4/15/38 #, •	1,000,000	$ 986,859
Elmwood CLO 17 Series 2022-4A ER 144A 9.582% (TSFR03M + 5.70%, Floor 5.70%) 7/17/37 #, •	550,000	543,698
Elmwood CLO IX Series 2021-2A ER 144A 8.534% (TSFR03M + 4.65%, Floor 4.65%) 4/20/38 #, •	700,000	681,811
Empower CLO Series 2022-1A ER 144A 9.784% (TSFR03M + 5.90%, Floor 5.90%) 10/20/37 #, •	1,000,000	980,260
Golub Capital Partners CLO 62B Series 2022-62A ER 144A 10.305% (TSFR03M + 6.40%, Floor 6.40%) 10/15/37 #, •	350,000	346,635
Golub Capital Partners CLO 76 B Series 2024-76A E 144A 9.608% (TSFR03M + 5.75%, Floor 5.75%) 10/25/37 #, •	350,000	351,297
Invesco US CLO
Series 2023-4A E 144A 11.894% (TSFR03M + 8.01%, Floor 8.01%) 1/18/37 #, •	400,000	398,994
Series 2024-3A E 144A 10.384% (TSFR03M + 6.50%, Floor 6.50%) 7/20/37 #, •	1,250,000	1,249,632

KKR CLO 27 Series 27A ER2 144A 10.155% (TSFR03M + 6.25%, Floor 6.25%) 1/15/35 #, •	1,000,000	956,085
Madison Park Funding XXX Series 2018-30A ER 144A 10.294% (TSFR03M + 6.40%, Floor 6.40%) 7/16/37 #, •	600,000	589,849
Magnetite XLV Series 2025-45A E 144A 8.405% (TSFR03M + 4.50%, Floor 4.50%) 4/15/38 #, •	1,000,000	991,068
Morgan Stanley Eaton Vance CLO Series 2025-21A E 144A 8.605% (TSFR03M + 4.70%, Floor 4.70%) 4/15/38 #, •	440,000	430,558
Neuberger Berman CLO XX Series 2015-20A ER3 144A 8.655% (TSFR03M + 4.75%, Floor 4.75%) 4/15/39 #, •	1,250,000	1,230,899
	Principal amount°	Value (US $)
Collateralized Loan Obligations (continued)
Oaktree CLO
Series 2019-3A ER2 144A 10.634% (TSFR03M + 6.75%, Floor 6.75%) 1/20/38 #, •	1,000,000	$ 983,973
Series 2020-1A ERR 144A 8.905% (TSFR03M + 5.00%, Floor 5.00%) 1/15/38 #, •	1,000,000	975,297

OCP CLO Series 2019-17A ER2 144A 10.134% (TSFR03M + 6.25%, Floor 6.25%) 7/20/37 #, •	1,050,000	1,048,992
OFSI BSL XIV CLO Series 2024-14A E 144A 11.624% (TSFR03M + 7.74%, Floor 7.74%) 7/20/37 #, •	600,000	590,864
OHA Credit Funding
Series 2021-9A ER 144A 9.384% (TSFR03M + 5.50%, Floor 5.50%) 10/19/37 #, •	775,000	777,256
Series 2022-11A ER 144A 9.284% (TSFR03M + 5.40%, Floor 5.40%) 7/19/37 #, •	650,000	649,434

Palmer Square CLO Series 2024-2A D2 144A 8.234% (TSFR03M + 4.35%, Floor 4.35%) 7/20/37 #, •	1,000,000	1,000,870
Park Blue CLO Series 2022-1A ER 144A 10.974% (TSFR03M + 7.09%, Floor 7.09%) 10/20/37 #, •	650,000	647,682
RR Series 2024-28RA DR 144A 10.905% (TSFR03M + 7.00%, Floor 7.00%) 4/15/37 #, •	600,000	600,301
Silver Point CLO 5 Series 2024-5A E 144A 10.284% (TSFR03M + 6.40%, Floor 6.40%) 10/20/37 #, •	900,000	901,878
Sound Point CLO Series 2025-1RA E 144A 11.469% (TSFR03M + 7.58%, Floor 7.58%) 2/20/38 #, •	500,000	493,769
Storm King Park CLO Series 2022-1A ER 144A 10.055% (TSFR03M + 6.15%, Floor 6.15%) 10/15/37 #, •	850,000	840,284
Symphony CLO 39 Series 2023-39A ER 144A 9.358% (TSFR03M + 5.50%, Floor 5.50%) 1/25/38 #, •	1,250,000	1,233,834
TCW CLO
Series 2022-1A ER 144A 10.384% (TSFR03M + 6.50%, Floor 6.50%) 1/20/38 #, •	750,000	742,697

Consolidated schedules of investments
Nomura VIP High Income Series
	Principal amount°	Value (US $)
Collateralized Loan Obligations (continued)
TCW CLO
Series 2024-2A E 144A 11.132% (TSFR03M + 7.25%, Floor 7.25%) 7/17/37 #, •	700,000	$ 693,423
Series 2024-3A E 144A 10.484% (TSFR03M + 6.60%, Floor 6.60%) 10/20/37 #, •	700,000	698,104

Wellfleet CLO Series 2022-1A ER 144A 11.655% (TSFR03M + 7.75%, Floor 7.75%) 7/15/37 #, •	700,000	668,696
Total Collateralized Loan Obligations (cost $44,507,365)		43,845,300

Convertible Bond — 0.52%
Leisure — 0.52%
New Cotai PIK 5.00% exercise price $0.40, maturity date 2/2/27 =, >>, π	4,000,544	4,080,265
Total Convertible Bond (cost $3,968,010)		4,080,265

Corporate Bonds — 80.50%
Automotive — 4.48%
Allison Transmission 144A 3.75% 1/30/31 #	6,885,000	6,487,783
American Axle & Manufacturing 144A 7.75% 10/15/33 #	857,000	873,402
Clarios Global
144A 6.75% 2/15/30 #	2,984,000	3,122,935
144A 6.75% 9/15/32 #	1,965,000	2,038,859

Garrett Motion Holdings 144A 7.75% 5/31/32 #	5,970,000	6,349,506
Goodyear Tire & Rubber 6.625% 7/15/30	2,695,000	2,761,782
Nissan Motor 144A 8.125% 7/17/35 #	3,110,000	3,307,555
Phinia 144A 6.625% 10/15/32 #	1,948,000	2,024,381
Wand NewCo 3 144A 7.625% 1/30/32 #	3,798,000	4,021,436
ZF North America Capital 144A 7.50% 3/24/31 #	3,930,000	3,975,046
		34,962,685
Banking — 2.50%
Banco Santander 8.00% 2/1/34 μ, ψ	5,800,000	6,420,287
Bank of Montreal 7.70% 5/26/84 μ	2,850,000	3,027,993
Barclays 9.625% 12/15/29 μ, ψ	5,415,000	6,156,915
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Royal Bank of Canada 6.50% 11/24/85 μ	3,930,000	$ 3,916,257
		19,521,452
Basic Industry — 5.99%
AmeriTex HoldCo Intermediate 144A 7.625% 8/15/33 #	3,865,000	4,080,586
Arsenal AIC Parent 144A 8.00% 10/1/30 #	6,010,000	6,385,089
Celanese US Holdings 7.375% 2/15/34	3,905,000	3,969,922
Cleveland-Cliffs
144A 7.00% 3/15/32 #	3,285,000	3,371,233
144A 7.625% 1/15/34 #	2,420,000	2,530,802

Constellium 144A 6.375% 8/15/32 #	1,660,000	1,721,198
Fortescue Treasury 144A 5.875% 4/15/30 #	3,340,000	3,437,722
K Hovnanian Enterprises 144A 8.375% 10/1/33 #	2,740,000	2,786,743
Mineral Resources 144A 9.25% 10/1/28 #	1,105,000	1,160,692
NOVA Chemicals 144A 9.00% 2/15/30 #	3,950,000	4,222,609
Olympus Water US Holding
144A 7.25% 6/15/31 #	750,000	770,485
144A 7.25% 2/15/33 #	4,000,000	4,023,407

Quikrete Holdings 144A 6.75% 3/1/33 #	3,985,000	4,164,250
Standard Building Solutions 144A 6.50% 8/15/32 #	4,030,000	4,151,891
		46,776,629
Capital Goods — 7.51%
Amentum Holdings 144A 7.25% 8/1/32 #	3,275,000	3,454,074
Arcosa 144A 6.875% 8/15/32 #	2,025,000	2,142,439
Bombardier
144A 7.00% 6/1/32 #	185,000	195,710
144A 7.25% 7/1/31 #	1,905,000	2,032,441
144A 8.75% 11/15/30 #	5,115,000	5,532,681

Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	3,938,000	4,006,537
Esab 144A 6.25% 4/15/29 #	4,000,000	4,117,868
Goat Holdco 144A 6.75% 2/1/32 #	1,915,000	1,968,352
Manitowoc 144A 9.25% 10/1/31 #	2,035,000	2,188,337
Mauser Packaging Solutions Holding
144A 7.875% 4/15/30 #	2,725,000	2,706,021
144A 9.25% 4/15/30 #	7,261,000	7,006,865

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Sealed Air
144A 6.50% 7/15/32 #	1,445,000	$ 1,502,602
144A 7.25% 2/15/31 #	975,000	1,016,527

Terex 144A 6.25% 10/15/32 #	3,885,000	3,988,753
Toucan FinCo 144A 9.50% 5/15/30 #	1,264,000	1,263,414
TransDigm
144A 6.625% 3/1/32 #	3,260,000	3,395,841
144A 6.875% 12/15/30 #	6,450,000	6,753,322
Trivium Packaging Finance
144A 8.25% 7/15/30 #	764,000	819,582
144A 12.25% 1/15/31 #	3,497,000	3,797,379

VoltaGrid 144A 7.375% 11/1/30 #	784,000	777,125
		58,665,870
Consumer Goods — 1.19%
Cerdia Finanz 144A 9.375% 10/3/31 #	4,105,000	4,264,068
Fiesta Purchaser
144A 7.875% 3/1/31 #	1,919,000	2,010,099
144A 9.625% 9/15/32 #	2,860,000	3,004,476
		9,278,643
Electric — 3.19%
California Buyer 144A 6.375% 2/15/32 #	2,768,000	2,778,557
Lightning Power 144A 7.25% 8/15/32 #	4,895,000	5,207,869
NRG Energy 144A 6.25% 11/1/34 #	4,090,000	4,204,336
Vistra
144A 7.00% 12/15/26 #, μ, ψ	8,025,000	8,195,160
144A 8.00% 10/15/26 #, μ, ψ	3,650,000	3,755,894

XPLR Infrastructure Operating Partners 144A 8.375% 1/15/31 #	730,000	767,548
		24,909,364
Energy — 9.53%
Archrock Partners 144A 6.625% 9/1/32 #	2,070,000	2,136,292
Civitas Resources 144A 9.625% 6/15/33 #	3,645,000	3,937,851
Crescent Energy Finance 144A 8.375% 1/15/34 #	1,749,000	1,738,419
Genesis Energy
7.75% 2/1/28	1,975,000	1,984,364
7.875% 5/15/32	940,000	980,547
8.875% 4/15/30	1,850,000	1,955,174

Gulfport Energy Operating 144A 6.75% 9/1/29 #	4,050,000	4,187,421
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Hilcorp Energy I
144A 6.00% 2/1/31 #	2,248,000	$ 2,145,742
144A 6.25% 4/15/32 #	2,665,000	2,518,110
144A 7.25% 2/15/35 #	4,015,000	3,818,173

Matador Resources 144A 6.25% 4/15/33 #	2,870,000	2,884,780
Nabors Industries
144A 8.875% 8/15/31 #	778,000	755,265
144A 9.125% 1/31/30 #	1,475,000	1,547,644

NGL Energy Operating 144A 8.375% 2/15/32 #	3,860,000	3,999,809
Noble Finance II 144A 8.00% 4/15/30 #	3,040,000	3,160,274
NuStar Logistics
6.00% 6/1/26	4,126,000	4,149,155
6.375% 10/1/30	3,742,000	3,940,898
Permian Resources Operating
144A 7.00% 1/15/32 #	1,490,000	1,558,542
144A 9.875% 7/15/31 #	690,000	744,030

SESI 144A 7.875% 9/30/30 #	785,000	773,308
SM Energy 144A 7.00% 8/1/32 #	1,771,000	1,742,130
Sunoco 144A 7.25% 5/1/32 #	2,210,000	2,338,171
Transocean International
144A 7.875% 10/15/32 #	3,628,000	3,806,265
144A 8.50% 5/15/31 #	1,845,000	1,828,747

USA Compression Partners 144A 7.125% 3/15/29 #	3,435,000	3,557,222
Venture Global LNG 144A 9.875% 2/1/32 #	5,420,000	5,602,640
Venture Global Plaquemines LNG 144A 7.75% 5/1/35 #	2,630,000	2,881,135
Vital Energy 144A 7.875% 4/15/32 #	3,855,000	3,800,891
		74,472,999
Financial Services — 5.79%
Air Lease 4.65% 6/15/26 μ, ψ	3,715,000	3,690,613
Azorra Finance 144A 7.75% 4/15/30 #	4,195,000	4,445,794
Block 6.50% 5/15/32	2,955,000	3,074,722
CrossCountry Intermediate HoldCo 144A 6.50% 10/1/30 #	3,927,000	4,010,433
Focus Financial Partners 144A 6.75% 9/15/31 #	3,930,000	4,042,786
FTAI Aviation Investors 144A 7.00% 6/15/32 #	3,990,000	4,197,572
Jefferies Finance 144A 6.625% 10/15/31 #	4,000,000	3,939,480
OneMain Finance
6.625% 5/15/29	2,811,000	2,914,990
7.125% 9/15/32	947,000	985,041

Consolidated schedules of investments
Nomura VIP High Income Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Financial Services (continued)
PennyMac Financial Services
144A 6.875% 5/15/32 #	1,915,000	$ 2,005,857
144A 6.875% 2/15/33 #	2,800,000	2,925,028

Rocket 144A 6.375% 8/1/33 #	3,860,000	4,029,334
UBS Group
144A 6.85% 9/10/29 #, μ, ψ	825,000	846,924
144A 7.125% 8/10/34 #, μ, ψ	2,900,000	2,973,514

UWM Holdings 144A 6.625% 2/1/30 #	1,129,000	1,143,958
		45,226,046
Healthcare — 5.59%
1261229 BC 144A 10.00% 4/15/32 #	1,705,000	1,774,508
AthenaHealth Group 144A 6.50% 2/15/30 #	2,060,000	2,055,551
Avantor Funding 144A 3.875% 11/1/29 #	4,315,000	4,145,465
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	1,996,000	1,976,496
CHS
144A 5.25% 5/15/30 #	1,600,000	1,505,588
144A 6.125% 4/1/30 #	978,000	784,496
144A 6.875% 4/15/29 #	980,000	873,131
144A 9.75% 1/15/34 #	2,840,000	2,986,483
DaVita
144A 3.75% 2/15/31 #	2,425,000	2,245,267
144A 4.625% 6/1/30 #	1,475,000	1,435,271

GENMAB 144A 7.25% 12/15/33 #	760,000	798,952
Global Medical Response 144A 7.375% 10/1/32 #	2,238,000	2,330,606
IQVIA 144A 6.25% 6/1/32 #	2,000,000	2,092,336
LifePoint Health 144A 11.00% 10/15/30 #	1,730,000	1,899,341
Medline Borrower 144A 5.25% 10/1/29 #	2,925,000	2,942,538
National Mentor Holdings 144A 10.50% 12/15/30 #	552,000	555,438
Organon & Co. 144A 5.125% 4/30/31 #	4,595,000	3,808,956
Paradigm Parent and Paradigm Parent CO-Issuer 144A 8.75% 4/17/32 #	830,000	752,694
Radiology Partners 144A 8.50% 7/15/32 #	1,265,000	1,323,048
Raven Acquisition Holdings 144A 6.875% 11/15/31 #	3,180,000	3,279,792
Surgery Center Holdings 144A 7.25% 4/15/32 #	4,010,000	4,061,000
		43,626,957
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Insurance — 3.69%
Ardonagh Finco 144A 7.75% 2/15/31 #	4,595,000	$ 4,820,499
Howden UK Refinance
144A 7.25% 2/15/31 #	2,540,000	2,617,328
144A 8.125% 2/15/32 #	2,325,000	2,401,985
HUB International
144A 7.25% 6/15/30 #	1,880,000	1,974,903
144A 7.375% 1/31/32 #	3,810,000	4,001,182

Jones Deslauriers Insurance Management 144A 8.50% 3/15/30 #	5,715,000	5,993,909
Panther Escrow Issuer 144A 7.125% 6/1/31 #	3,905,000	4,049,008
USI 144A 7.50% 1/15/32 #	2,845,000	2,985,341
		28,844,155
Leisure — 3.57%
Caesars Entertainment
144A 6.50% 2/15/32 #	1,900,000	1,947,423
144A 7.00% 2/15/30 #	2,675,000	2,771,640
Carnival
144A 5.875% 6/15/31 #	1,235,000	1,276,575
144A 6.125% 2/15/33 #	2,919,000	3,015,662

Life Time 144A 6.00% 11/15/31 #	4,075,000	4,177,429
Light & Wonder International 144A 7.25% 11/15/29 #	1,880,000	1,931,871
Lindblad Expeditions 144A 7.00% 9/15/30 #	773,000	806,745
Mohegan Tribal Gaming Authority 144A 8.25% 4/15/30 #	1,041,000	1,087,899
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	4,964,000	5,055,554
Six Flags Entertainment 144A 6.625% 5/1/32 #	2,945,000	2,971,517
Voyager Parent 144A 9.25% 7/1/32 #	2,650,000	2,813,587
		27,855,902
Media — 7.92%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #	1,950,000	1,595,646
AMC Networks 144A 10.25% 1/15/29 #	1,835,000	1,925,451
Arches Buyer 144A 6.125% 12/1/28 #	2,374,000	2,317,679
CCO Holdings
144A 4.50% 8/15/30 #	2,924,000	2,754,911
144A 4.75% 2/1/32 #	3,290,000	3,009,304
144A 6.375% 9/1/29 #	6,850,000	6,947,618

Cimpress 144A 7.375% 9/15/32 #	2,850,000	2,910,573

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Media (continued)

Clear Channel Outdoor Holdings 144A 7.50% 3/15/33 #	2,120,000	$ 2,241,097
CMG Media 144A 8.875% 6/18/29 #	4,406,000	3,788,984
CSC Holdings
144A 4.50% 11/15/31 #	3,015,000	1,846,205
144A 5.00% 11/15/31 #	2,381,000	852,445

Cumulus Media New Holdings 144A 8.00% 7/1/29 #	3,871,000	1,064,525
Directv Financing 144A 8.875% 2/1/30 #	805,000	816,432
Gray Media
144A 5.375% 11/15/31 #	5,230,000	3,926,449
144A 7.25% 8/15/33 #	1,695,000	1,733,017

McGraw-Hill Education 144A 7.375% 9/1/31 #	4,808,000	5,076,392
Midcontinent Communications 144A 8.00% 8/15/32 #	3,855,000	3,950,893
Snap 144A 6.875% 3/1/33 #	3,965,000	4,111,844
Stagwell Global 144A 5.625% 8/15/29 #	4,180,000	4,079,316
Univision Communications
144A 7.375% 6/30/30 #	4,225,000	4,309,483
144A 9.375% 8/1/32 #	1,947,000	2,094,053

Versant Media Group 144A 7.25% 1/30/31 #	499,000	515,095
		61,867,412
Non-Electric Utilities — 0.16%
AmeriGas Partners 144A 9.50% 6/1/30 #	1,155,000	1,231,208
		1,231,208
Real Estate — 0.57%
Brandywine Operating Partnership 8.875% 4/12/29	720,000	776,558
Outfront Media Capital 144A 7.375% 2/15/31 #	745,000	789,011
RHP Hotel Properties 144A 7.25% 7/15/28 #	760,000	784,214
Service Properties Trust 8.875% 6/15/32	795,000	784,906
Starwood Property Trust 144A 6.50% 7/1/30 #	1,251,000	1,309,325
		4,444,014
Retail — 4.98%
Asbury Automotive Group 4.75% 3/1/30	4,450,930	4,403,606
Bath & Body Works 6.875% 11/1/35	6,070,000	6,147,138
Beach Acquisition Bidco PIK 144A 10.00% 7/15/33 #, «	2,660,000	2,938,324
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Retail (continued)
Carvana
PIK 144A 9.00% 6/1/30 #, >	1,501,650	$ 1,575,824
PIK 144A 9.00% 6/1/31 #, >>	1,604,806	1,812,001

eG Global Finance 144A 12.00% 11/30/28 #	690,000	750,721
Lithia Motors
144A 3.875% 6/1/29 #	1,666,000	1,612,066
144A 4.375% 1/15/31 #	1,271,000	1,222,413

Magnera 144A 7.25% 11/15/31 #	6,923,000	6,803,267
Murphy Oil USA 4.75% 9/15/29	985,000	982,726
PetSmart
144A 7.50% 9/15/32 #	1,150,000	1,171,723
144A 10.00% 9/15/33 #	770,000	793,937

Rakuten Group 144A 11.25% 2/15/27 #	1,440,000	1,540,945
Victra Holdings 144A 8.75% 9/15/29 #	4,890,000	5,183,292
William Carter 144A 7.375% 2/15/31 #	1,900,000	1,966,789
		38,904,772
Services — 3.59%
Albion Financing 1 144A 7.00% 5/21/30 #	1,895,000	1,985,497
Herc Holdings
144A 7.00% 6/15/30 #	1,260,000	1,326,809
144A 7.25% 6/15/33 #	865,000	917,743

QXO Building Products 144A 6.75% 4/30/32 #	959,000	1,002,365
Resideo Funding 144A 6.50% 7/15/32 #	3,412,000	3,496,560
S&S Holdings 144A 8.375% 10/1/31 #	2,040,000	1,956,557
Staples 144A 10.75% 9/1/29 #	3,825,000	3,807,561
Synergy Infrastructure Holdings 144A 7.875% 12/1/30 #	1,553,000	1,613,913
Waste Pro USA 144A 7.00% 2/1/33 #	1,950,000	2,012,040
White Cap Supply Holdings 144A 7.375% 11/15/30 #	6,806,000	7,066,421
Williams Scotsman 144A 6.625% 4/15/30 #	2,725,000	2,826,108
		28,011,574
Technology & Electronics — 4.04%
Capstone Borrower 144A 8.00% 6/15/30 #	3,492,000	3,599,811
Cipher Compute 144A 7.125% 11/15/30 #	1,166,000	1,189,009
Cloud Software Group
144A 6.50% 3/31/29 #	1,950,000	1,976,808
144A 9.00% 9/30/29 #	3,730,000	3,887,408

Consolidated schedules of investments
Nomura VIP High Income Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)

CommScope 144A 8.25% 3/1/27 #	850,000	$ 857,200
CommScope Technologies 144A 5.00% 3/15/27 #	1,275,000	1,273,008
CoreWeave 144A 9.00% 2/1/31 #	770,000	706,683
Entegris
144A 4.75% 4/15/29 #	2,121,000	2,127,739
144A 5.95% 6/15/30 #	1,860,000	1,898,605

ION Platform Finance US 144A 7.875% 9/30/32 #	4,000,000	3,800,429
Seagate Data Storage Technology 144A 5.75% 12/1/34 #	2,155,000	2,213,993
UKG 144A 6.875% 2/1/31 #	5,160,000	5,308,572
WULF Compute 144A 7.75% 10/15/30 #	1,504,000	1,550,637
Zebra Technologies 144A 6.50% 6/1/32 #	1,120,000	1,160,873
		31,550,775
Telecommunications — 5.68%
Connect Finco 144A 9.00% 9/15/29 #	4,480,000	4,757,712
Digicel International Finance 144A 8.625% 8/1/32 #	1,965,000	2,040,205
Frontier Communications Holdings
5.875% 11/1/29	1,011,498	1,024,609
144A 6.00% 1/15/30 #	8,965,000	9,125,257
144A 6.75% 5/1/29 #	3,287,000	3,314,011

Iliad Holding 144A 8.50% 4/15/31 #	5,850,000	6,299,859
Rogers Communications 7.125% 4/15/55 μ	3,405,000	3,587,316
Sable International Finance 144A 7.125% 10/15/32 #	4,100,000	4,158,679
Vmed O2 UK Financing I 144A 7.75% 4/15/32 #	3,770,000	3,933,429
VZ Secured Financing 144A 7.50% 1/15/33 #	1,965,000	1,992,624
Windstream Services 144A 7.50% 10/15/33 #	4,035,000	4,139,740
		44,373,441
Transportation — 0.53%
Genesee & Wyoming 144A 6.25% 4/15/32 #	4,005,000	4,135,175
		4,135,175
Total Corporate Bonds (cost $615,878,959)		628,659,073

	Principalamount°	Value (US $)

Loan Agreements — 6.04%
Automotive — 0.45%
Clarios Global 6.466% (SOFR01M + 2.75%) 1/28/32 •	1,506,225	$ 1,511,873
Tenneco Tranche B 8.772% - 8.989% (SOFR03M + 5.10%) 11/17/28 •	2,010,000	1,979,621
		3,491,494
Basic Industry — 0.83%
Form Technologies 9.62% (SOFR03M + 5.75%) 7/19/30 •	1,763,140	1,595,642
Hunter Douglas Holding Tranche B-1 6.672% (SOFR03M + 3.00%) 1/17/32 •	1,828,933	1,842,078
Ineos Quattro Holdings UK Tranche B 7.966% (SOFR01M + 4.25%) 10/7/31 •	1,935,375	1,316,055
Usalco 7.216% (SOFR01M + 3.50%) 9/30/31 •	1,687,394	1,696,358
		6,450,133
Capital Goods — 0.60%
Clydesdale Acquisition Holdings Tranche B 6.966% (SOFR01M + 3.25%) 4/1/32 •	548,122	548,323
Lsf12 Crown US Commercial Bidco 7.373% (SOFR01M + 3.50%) 12/2/31 •	2,162,617	2,180,188
SunSource Borrower 7.816% (SOFR01M + 4.10%) 3/25/31 •	1,940,625	1,942,445
		4,670,956
Healthcare — 1.72%
Bausch & Lomb 7.966% (SOFR01M + 4.25%) 1/15/31 •	3,659,339	3,681,068
Cotiviti 7.625% 5/1/31	3,918,000	3,807,806
Heartland Dental 7.466% (SOFR01M + 3.75%) 8/25/32 •	5,890,462	5,921,752
		13,410,626
Leisure — 0.25%
Scientific Games Holdings 6.934% (SOFR03M + 3.00%) 4/4/29 •	1,974,676	1,942,835
		1,942,835
Media — 0.18%
DirectV Financing Tranche B 9.34% (SOFR03M + 5.50%) 2/17/31 •	1,073,600	1,075,193
Univision Communications 1st Lien 7.922% (SOFR03M + 4.25%) 6/24/29 •	338,376	339,504
		1,414,697

	Principalamount°	Value (US $)

Loan Agreements (continued)
Retail — 0.28%
Flynn Restaurant Group 7.466% (SOFR01M + 3.75%) 1/28/32 •	2,199,380	$ 2,211,408
		2,211,408
Technology & Electronics — 1.73%
Applied Systems 2nd Lien 8.172% (SOFR03M + 4.50%) 2/23/32 •	3,716,000	3,786,604
Clover Holdings 2 7.75% 12/9/31	4,457,600	4,446,456
Commscope 8.466% (SOFR01M + 4.75%) 12/17/29 •	3,855,000	3,868,011
Icon Parent I 8.841% (SOFR03M + 5.00%) 11/12/32 •	1,442,000	1,449,210
		13,550,281
Total Loan Agreements (cost $47,674,632)		47,142,430
	Number of shares
Common Stocks — 0.55%♣
Consumer Discretionary — 0.39%
ASG Warrant =, †, π	1,200	0
Studio City International Holdings ADR †	853,087	3,028,459
		3,028,459
Energy — 0.00%
BIS Industries Holdings =, †, π	1,604,602	24,457
Sabine Oil & Gas Holdings =, †	263	326
Westmoreland Coal =, †, π	573	429
		25,212
Financials — 0.16%
New Cotai =, †, π	3,072,567	1,253,518
		1,253,518
Total Common Stocks (cost $35,674,074)		4,307,189

Exchange-Traded Funds — 2.13%
Invesco Senior Loan ETF	424,157	8,907,297
iShares iBoxx High Yield Corporate Bond ETF	96,000	7,740,480
Total Exchange-Traded Funds (cost $16,497,772)		16,647,777

Short-Term Investments — 2.42%
Money Market Mutual Funds — 2.42%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	4,724,845	4,724,845
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	4,724,844	$ 4,724,844
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	4,724,845	4,724,845
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	4,724,845	4,724,845
Total Short-Term Investments (cost $18,899,379)		18,899,379

Total Value of Securities—97.78% (cost $783,100,191)		763,581,413
Receivables and Other Assets Net of Liabilities—2.22%		17,370,336
Net Assets Applicable to 266,837,015 Shares Outstanding—100.00%		$780,951,749
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $604,868,854, which represents 77.45% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
>>	PIK. 100% of the income received was in the form of principal.

Consolidated schedules of investments
Nomura VIP High Income Series
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
«	PIK. The first payment of cash and/or principal will be made after December 31, 2025.
>	PIK. 100% of the income received was in the form of cash.
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
X	This loan will settle after December 31, 2025, at which time the interest rate, based on the SOFR and the agreed upon spread on trade date, will be reflected.
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2025, the aggregate value of restricted securities was $5,358,669, which represented 0.69% of the Series' net assets. See Note 12 in “Notes to financial statements” and the table to the right for additional details on restricted securities.

Restricted Securities
Investments	Date of Acquisition	Cost	Value
ASG Warrant	5/30/18	$72,000	$0
BIS Industries Holdings	12/22/17	151,020	24,457
New Cotai	9/29/20	28,520,069	1,253,518
New Cotai PIK	2/7/22	3,968,010	4,080,265
Westmoreland Coal	3/15/19	429	429
Total		$32,711,528	$5,358,669

Unfunded Loan Commitments
The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at December 31, 2025:
Borrower	Principal Amount	Value	Commitment	Unrealized Appreciation (Depreciation)
Usalco TBD 9/30/31 X	$175,604	$176,537	$175,604	$933
Summary of abbreviations:
ADR – American Depositary Receipt
CLO – Collateralized Loan Obligation
ETF – Exchange-Traded Fund
LNG – Liquefied Natural Gas
PIK – Payment-in-kind
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TBD – To be determined
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP International Core Equity Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 98.25%Δ
Brazil — 7.28%
Banco do Brasil	2,507,559	$ 10,030,694
Embraer ADR	208,193	13,401,384
MercadoLibre †	9,851	19,842,475
XP Class A	691,647	11,322,261
		54,596,814
Canada — 4.14%
Alimentation Couche-Tard	224,100	12,238,924
Descartes Systems Group †	111,857	9,812,904
Dollarama	59,964	8,962,162
		31,013,990
China — 8.61%
China Merchants Bank Class H	3,125,500	21,262,456
Eastroc Beverage Group Class A	195,100	7,467,975
Lenovo Group	5,868,000	6,978,199
Midea Group Class A	1,420,590	15,883,802
Tencent Holdings	168,800	12,954,310
		64,546,742
Denmark — 1.30%
Ascendis Pharma ADR †	45,691	9,743,149
		9,743,149
Finland — 1.21%
Amer Sports †	242,724	9,065,741
		9,065,741
France — 1.42%
Airbus	45,962	10,673,479
		10,673,479
Germany — 8.93%
BioNTech ADR †	58,672	5,585,574
Deutsche Telekom	338,833	11,029,372
KION Group	226,068	17,863,263
SAP	71,053	17,263,643
Siemens Energy †	52,056	7,302,862
Siemens Healthineers 144A #	150,415	7,884,399
		66,929,113
Hong Kong — 3.52%
Henderson Land Development	3,140,000	11,370,836
Prudential	974,248	14,986,933
		26,357,769
India — 6.58%
Axis Bank	1,058,781	14,971,679
Bharti Airtel	837,253	19,651,569
HDFC Bank	1,328,398	14,674,674
		49,297,922
Ireland — 3.77%
Experian	298,592	13,462,493
	Number of shares	Value (US $)
Common StocksΔ (continued)
Ireland (continued)
ICON †	81,425	$ 14,837,263
		28,299,756
Japan — 10.21%
Daikin Industries	59,800	7,647,931
Marubeni	376,100	10,474,384
Mitsubishi UFJ Financial Group	1,201,300	19,065,921
NEC	244,900	8,286,316
Olympus	949,000	12,032,613
SMC	55,000	19,030,049
		76,537,214
Luxembourg — 1.51%
Eurofins Scientific	154,960	11,331,982
		11,331,982
Netherlands — 7.15%
Adyen 144A #, †	6,570	10,594,616
Argenx ADR †	15,403	12,953,153
IMCD	72,257	6,558,220
ING Groep	834,614	23,459,525
		53,565,514
Singapore — 4.24%
Grab Holdings Class A †	3,402,210	16,977,028
Sea ADR †	116,082	14,808,581
		31,785,609
South Korea — 5.49%
KB Financial Group	40,754	3,508,295
Samsung Electronics	208,609	17,484,542
SK Hynix	44,584	20,191,121
		41,183,958
Spain — 2.45%
Banco Bilbao Vizcaya Argentaria	783,084	18,368,974
		18,368,974
Switzerland — 1.18%
Cie Financiere Richemont Class A	40,881	8,816,030
		8,816,030
Taiwan — 6.21%
Taiwan Semiconductor Manufacturing	947,000	46,551,949
		46,551,949
United Kingdom — 9.78%
BAE Systems	683,150	15,722,736
Barclays	2,814,542	18,016,246
Compass Group	526,552	16,683,827
Flutter Entertainment †	61,562	13,238,292

Schedules of investments
Nomura VIP International Core Equity Series
	Number of shares	Value (US $)
Common StocksΔ (continued)
United Kingdom (continued)
Melrose Industries	1,222,957	$ 9,645,394
		73,306,495
United States — 3.27%
Booking Holdings	1,452	7,775,939
SLB	436,272	16,744,120
		24,520,059
Total Common Stocks (cost $626,243,886)		736,492,259

Short-Term Investments — 1.83%
Money Market Mutual Funds — 1.83%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	3,426,025	3,426,025
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	3,426,026	3,426,026
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	3,426,026	3,426,026
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	3,426,026	$ 3,426,026
Total Short-Term Investments (cost $13,704,103)		13,704,103

Total Value of Securities—100.08% (cost $639,947,989)		750,196,362
Liabilities Net of Receivables and Other Assets — (0.08%)		(631,038)
Net Assets Applicable to 38,675,407 Shares Outstanding — 100.00%		$749,565,324
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $18,479,015, which represents 2.47% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Mid Cap Growth Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 97.59%♣
Communication Services — 0.89%
Stubhub Holdings Class A †	244,234	$ 3,304,486
		3,304,486
Consumer Discretionary — 18.25%
Amer Sports †	94,536	3,530,920
Boot Barn Holdings †	21,307	3,760,046
Dutch Bros Class A †	73,186	4,480,447
Floor & Decor Holdings Class A †	101,904	6,204,935
Hilton Worldwide Holdings	16,249	4,667,525
On Holding Class A †	133,089	6,185,977
Planet Fitness Class A †	33,276	3,609,448
Pool	17,850	4,083,187
Royal Caribbean Cruises	51,637	14,402,592
SharkNinja †	47,574	5,323,531
Tapestry	44,763	5,719,368
Tractor Supply	116,250	5,813,662
		67,781,638
Consumer Staples — 1.36%
Casey's General Stores	9,121	5,041,268
		5,041,268
Financials — 8.47%
Brown & Brown	57,905	4,615,029
Corpay †	16,766	5,045,392
Houlihan Lokey	22,284	3,881,650
Kinsale Capital Group	11,486	4,492,404
LPL Financial Holdings	25,038	8,942,822
Toast Class A †	126,152	4,479,658
		31,456,955
Healthcare — 19.34%
Align Technology †	32,980	5,149,827
Alnylam Pharmaceuticals †	20,215	8,038,495
Ascendis Pharma ADR †	14,354	3,060,847
Bio-Techne	126,187	7,421,057
Edwards Lifesciences †	79,687	6,793,317
IDEXX Laboratories †	21,543	14,574,486
Insmed †	22,980	3,999,439
Insulet †	29,704	8,443,065
Ionis Pharmaceuticals †	68,620	5,428,528
Veeva Systems Class A †	21,109	4,712,162
Waystar Holding †	128,609	4,211,945
		71,833,168
Industrials — 22.39%
BWX Technologies	29,295	5,063,348
Construction Partners Class A †	13,583	1,474,435
Copart †	102,156	3,999,407
Fastenal	216,877	8,703,274
Ferguson Enterprises	25,017	5,569,535
Generac Holdings †	39,778	5,424,526
HEICO Class A	29,264	7,387,111
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
Howmet Aerospace	40,668	$ 8,337,753
Kratos Defense & Security Solutions †	48,101	3,651,347
Lincoln Electric Holdings	31,091	7,450,647
Paylocity Holding †	33,622	5,127,355
Quanta Services	17,456	7,367,479
Rollins	105,303	6,320,286
SPX Technologies †	36,443	7,290,787
		83,167,290
Information Technology — 22.25%
Bentley Systems Class B	82,330	3,142,124
CDW	28,614	3,897,227
Cloudflare Class A †	53,130	10,474,580
Coherent †	27,662	5,105,575
Datadog Class A †	66,662	9,065,365
HubSpot †	13,152	5,277,898
Itron †	35,529	3,299,223
MACOM Technology Solutions Holdings †	38,078	6,522,000
Manhattan Associates †	28,787	4,989,075
Monolithic Power Systems	11,848	10,738,553
Novanta †	47,391	5,639,055
Snowflake Class A †	30,077	6,597,691
Tyler Technologies †	10,404	4,722,896
Zscaler †	14,087	3,168,448
		82,639,710
Materials — 1.96%
Martin Marietta Materials	11,712	7,292,594
		7,292,594
Real Estate — 2.68%
CoStar Group †	148,208	9,965,506
		9,965,506
Total Common Stocks (cost $321,098,317)		362,482,615

Short-Term Investments — 2.50%
Money Market Mutual Funds — 2.50%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	2,322,829	2,322,829
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	2,322,830	2,322,830
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	2,322,830	2,322,830

Schedules of investments
Nomura VIP Mid Cap Growth Series
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	2,322,829	$ 2,322,829
Total Short-Term Investments (cost $9,291,318)		9,291,318

Total Value of Securities—100.09% (cost $330,389,635)		371,773,933
Liabilities Net of Receivables and Other Assets—(0.09%)		(330,170)
Net Assets Applicable to 48,104,467 Shares Outstanding—100.00%		$371,443,763
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Natural Resources Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 99.14%♣
Agricultural Products — 2.04%
Bunge Global	20,148	$ 1,794,784
		1,794,784
Aluminum — 3.04%
Alcoa	50,314	2,673,686
		2,673,686
Coal & Consumable Fuels — 4.70%
Core Natural Resources	26,370	2,334,009
Peabody Energy	60,375	1,793,137
		4,127,146
Commodity Chemicals — 1.84%
Methanex	40,614	1,613,188
		1,613,188
Construction & Engineering — 2.11%
Arcosa	17,474	1,857,836
		1,857,836
Construction Materials — 4.75%
CRH	24,485	3,042,543
Titan	18,390	1,133,045
		4,175,588
Diversified Metals & Mining — 8.31%
Anglo American	69,499	2,874,654
China Metal Recycling Holdings =, †	1,900,000	0
Hudbay Minerals	166,925	3,313,461
Teck Resources Class B	23,213	1,111,308
		7,299,423
Fertilizers & Agricultural Chemicals — 7.08%
CF Industries Holdings	30,470	2,356,550
Nutrien	62,556	3,860,956
		6,217,506
Forest Products — 4.13%
Canfor †	98,851	844,794
Louisiana-Pacific	13,251	1,070,151
West Fraser Timber	28,007	1,713,415
		3,628,360
Gold — 14.10%
Barrick Mining	33,740	1,469,377
Coeur Mining †	156,314	2,787,079
Newmont	41,818	4,175,527
SSR Mining †	55,314	1,212,632
Wheaton Precious Metals	23,332	2,741,977
		12,386,592
Integrated Oil & Gas — 8.19%
BP ADR	50,010	1,736,847
Shell	116,380	4,288,865
Unit	37,975	1,171,529
		7,197,241
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Oil & Gas Drilling — 2.37%
Helmerich & Payne	72,628	$ 2,082,971
		2,082,971
Oil & Gas Exploration & Production — 15.25%
ARC Resources	111,289	2,087,860
Chord Energy	10,774	998,750
ConocoPhillips	23,850	2,232,598
Diamondback Energy	17,287	2,598,755
Expand Energy	12,400	1,368,464
Kimbell Royalty Partners	153,650	1,806,924
Parex Resources	82,708	1,111,772
Permian Resources	85,211	1,195,510
		13,400,633
Oil & Gas Refining & Marketing — 3.19%
HF Sinclair	16,240	748,339
Valero Energy	12,614	2,053,433
		2,801,772
Oil & Gas Storage & Transportation — 0.97%
DHT Holdings	69,532	848,986
		848,986
Paper Packaging — 3.10%
International Paper	69,022	2,718,776
		2,718,776
Precious Metals & Minerals — 3.43%
Valterra Platinum	36,107	3,013,401
		3,013,401
Semiconductors — 2.37%
First Solar †	7,961	2,079,652
		2,079,652
Specialty Chemicals — 2.24%
Corteva	29,334	1,966,258
		1,966,258
Steel — 5.93%
Metallus †	77,876	1,336,352
Steel Dynamics	22,877	3,876,508
		5,212,860
Total Common Stocks (cost $76,768,334)		87,096,659

Short-Term Investments — 0.97%
Money Market Mutual Funds — 0.97%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	212,506	212,506
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	212,506	212,506

Schedules of investments
Nomura VIP Natural Resources Series
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	212,506	$ 212,506
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	212,506	212,506
Total Short-Term Investments (cost $850,024)		850,024

Total Value of Securities—100.11% (cost $77,618,358)		87,946,683
Liabilities Net of Receivables and Other Assets—(0.11%)		(97,842)
Net Assets Applicable to 14,340,847 Shares Outstanding—100.00%		$87,848,841
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Science and Technology Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 98.24%♣
Communication Services — 12.88%
Alphabet Class A	120,509	$ 37,719,317
Meta Platforms Class A	33,620	22,192,226
Netflix †	183,388	17,194,459
Spotify Technology †	26,310	15,278,480
Take-Two Interactive Software †	67,000	17,154,010
		109,538,492
Consumer Discretionary — 10.11%
Amazon.com †	160,640	37,078,924
DoorDash Class A †	102,829	23,288,712
MercadoLibre †	4,080	8,218,181
SharkNinja †	155,120	17,357,928
		85,943,745
Financials — 0.84%
Coinbase Global Class A †	31,443	7,110,520
		7,110,520
Healthcare — 4.73%
Gilead Sciences	109,178	13,400,508
Insmed †	45,986	8,003,403
Intuitive Surgical †	32,639	18,485,424
Medline Class A †	8,253	346,626
		40,235,961
Industrials — 3.43%
Howmet Aerospace	78,329	16,059,012
Kratos Defense & Security Solutions †	172,754	13,113,756
		29,172,768
Information Technology — 66.25%
Accenture Class A	64,384	17,274,227
Advanced Micro Devices †	150,498	32,230,652
Amphenol Class A	93,860	12,684,240
ASML Holding	20,345	21,766,302
Broadcom	107,214	37,106,765
Cadence Design Systems †	48,415	15,133,561
CDW	117,172	15,958,826
Celestica †	41,190	12,176,176
Datadog Class A †	80,329	10,923,941
Lam Research	213,090	36,476,746
Micron Technology	74,151	21,163,437
Microsoft	84,438	40,835,906
NVIDIA	364,743	68,024,569
Salesforce	66,963	17,739,168
Samsung Electronics	226,248	18,962,953
Seagate Technology Holdings	193,383	53,255,744
Shopify Class A †	107,241	17,262,584
Snowflake Class A †	41,471	9,097,079
Taiwan Semiconductor Manufacturing ADR	139,666	42,443,101
Texas Instruments	144,642	25,093,941
Unity Software †	401,682	17,742,294
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Western Digital	116,089	$ 19,998,652
		563,350,864
Total Common Stocks (cost $580,756,431)		835,352,350

Short-Term Investments — 1.85%
Money Market Mutual Funds — 1.85%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	3,941,126	3,941,126
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	3,941,126	3,941,126
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	3,941,125	3,941,125
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	3,941,124	3,941,124
Total Short-Term Investments (cost $15,764,501)		15,764,501

Total Value of Securities—100.09% (cost $596,520,932)		851,116,851
Liabilities Net of Receivables and Other Assets—(0.09%)		(760,218)
Net Assets Applicable to 25,973,382 Shares Outstanding—100.00%		$850,356,633
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura VIP Small Cap Growth Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 99.20%♣
Communication Services — 2.74%
IMAX †	143,850	$ 5,316,696
		5,316,696
Consumer Discretionary — 9.56%
Boot Barn Holdings †	11,685	2,062,052
Dorman Products †	24,220	2,983,662
Group 1 Automotive	4,821	1,896,099
Modine Manufacturing †	13,781	1,839,901
Ollie's Bargain Outlet Holdings †	31,056	3,404,048
OneSpaWorld Holdings	101,823	2,111,809
Shake Shack Class A †	21,722	1,763,175
Sportradar Group Class A †	82,121	1,952,016
Universal Technical Institute †	21,405	559,313
		18,572,075
Consumer Staples — 3.17%
Chefs' Warehouse †	49,566	3,089,449
PriceSmart	24,977	3,063,928
		6,153,377
Energy — 1.87%
APA	91,158	2,229,725
Solaris Energy Infrastructure	30,395	1,397,258
		3,626,983
Financials — 8.25%
Affiliated Managers Group	4,391	1,265,837
Axos Financial †	14,286	1,230,882
FirstCash Holdings	21,468	3,421,570
Hamilton Lane Class A	5,711	767,044
Houlihan Lokey	12,811	2,231,548
Paymentus Holdings Class A †	43,345	1,369,269
Seacoast Banking	102,804	3,230,102
WisdomTree	206,482	2,517,016
		16,033,268
Healthcare — 26.31%
Adaptive Biotechnologies †	186,619	3,030,692
ADMA Biologics †	172,624	3,148,662
Alphatec Holdings †	108,269	2,277,980
ANI Pharmaceuticals †	36,406	2,873,890
Artivion †	48,323	2,204,012
Axsome Therapeutics †	19,638	3,586,684
Catalyst Pharmaceuticals †	94,704	2,210,391
Encompass Health	35,009	3,715,855
GeneDx Holdings †	21,097	2,743,876
Guardant Health †	25,904	2,645,835
HealthEquity †	22,172	2,031,177
LENZ Therapeutics †	48,480	775,680
Mirum Pharmaceuticals †	51,315	4,053,372
Phreesia †	98,913	1,673,608
PROCEPT BioRobotics †	17,401	547,435
Repligen †	6,643	1,088,522
Tarsus Pharmaceuticals †	58,960	4,827,645
TransMedics Group †	8,577	1,043,392
Travere Therapeutics †	101,075	3,862,076
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Healthcare (continued)
Vericel †	76,712	$ 2,762,399
		51,103,183
Industrials — 22.83%
AAR †	40,399	3,344,633
AeroVironment †	4,544	1,099,148
American Superconductor †	55,928	1,609,608
ATI †	29,147	3,344,910
Bloom Energy Class A †	6,053	525,945
CBIZ †	27,850	1,405,032
Clean Harbors †	3,948	925,727
Construction Partners Class A †	26,154	2,839,017
Everus Construction Group †	41,083	3,515,061
ExlService Holdings †	53,093	2,253,267
Federal Signal	6,218	675,213
Flowserve	42,524	2,950,315
FTAI Aviation	15,995	3,148,616
Huron Consulting Group †	17,593	3,042,006
Kratos Defense & Security Solutions †	9,035	685,847
Legence Class A †	41,910	1,803,806
Leonardo DRS	58,548	1,995,901
Loar Holdings †	11,395	774,860
Mercury Systems †	16,906	1,234,307
SkyWest †	15,005	1,506,652
SPX Technologies †	13,761	2,753,026
Standex International	7,125	1,548,120
Willdan Group †	13,186	1,366,861
		44,347,878
Information Technology — 23.60%
Advanced Energy Industries	19,093	3,997,502
Agilysys †	25,589	3,040,997
AvePoint †	200,361	2,783,014
Bel Fuse Class B	4,482	760,282
Descartes Systems Group †	20,298	1,779,323
Fabrinet †	1,344	611,896
Lumentum Holdings †	11,446	4,218,881
MACOM Technology Solutions Holdings †	14,283	2,446,392
Mirion Technologies †	73,016	1,710,035
MKS	12,199	1,949,400
OSI Systems †	22,986	5,862,809
Q2 Holdings †	26,796	1,933,599
Rambus †	19,276	1,771,272
Rubrik Class A †	15,280	1,168,614
SailPoint †	154,599	3,127,538
ServiceTitan Class A †	17,186	1,830,309
Silicon Laboratories †	21,678	2,833,315
Silicon Motion Technology ADR	12,903	1,196,108
Synaptics †	38,062	2,817,349
		45,838,635

	Number of shares	Value (US $)
Common Stocks♣ (continued)
Materials — 0.87%
Knife River †	24,208	$ 1,703,033
		1,703,033
Total Common Stocks (cost $158,458,953)		192,695,128

Short-Term Investments — 1.07%
Money Market Mutual Funds — 1.07%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	519,224	519,224
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	519,225	519,225
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	519,224	519,224
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	519,225	519,225
Total Short-Term Investments (cost $2,076,898)		2,076,898

Total Value of Securities—100.27% (cost $160,535,851)		194,772,026
Liabilities Net of Receivables and Other Assets—(0.27%)		(530,882)
Net Assets Applicable to 26,057,433 Shares Outstanding—100.00%		$194,241,144
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura VIP Smid Cap Core Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 98.11%♣
Communication Services — 2.66%
IMAX †	50,853	$ 1,879,527
Nexstar Media Group	4,906	996,163
Omnicom Group	14,866	1,200,430
Yelp †	24,431	742,458
		4,818,578
Consumer Discretionary — 9.00%
Aramark	38,533	1,420,326
BorgWarner	31,574	1,422,724
Brinker International †	8,435	1,210,591
Dick's Sporting Goods	11,586	2,293,680
KB Home	11,551	651,592
La-Z-Boy	21,838	813,902
Life Time Group Holdings †	49,725	1,321,691
Malibu Boats Class A †	17,427	491,616
Steven Madden	29,606	1,232,794
Taylor Morrison Home †	12,658	745,177
Texas Roadhouse	10,390	1,724,740
Toll Brothers	10,376	1,403,043
YETI Holdings †	35,631	1,573,821
		16,305,697
Consumer Staples — 3.27%
BJ's Wholesale Club Holdings †	21,758	1,958,873
Casey's General Stores	5,776	3,192,453
J & J Snack Foods	8,525	770,404
		5,921,730
Energy — 4.00%
Expand Energy	20,209	2,230,265
International Seaways	11,027	535,361
Liberty Energy	116,033	2,141,969
Permian Resources	165,880	2,327,297
		7,234,892
Financials — 16.48%
Ally Financial	50,230	2,274,917
Axis Capital Holdings	30,463	3,262,283
East West Bancorp	36,366	4,087,175
Essent Group	24,273	1,577,988
Hamilton Lane Class A	16,409	2,203,893
Old National Bancorp	96,529	2,153,562
Reinsurance Group of America	12,049	2,451,489
SouthState Bank	24,343	2,290,920
Stifel Financial	20,388	2,552,985
Webster Financial	53,342	3,357,345
WSFS Financial	30,044	1,659,630
Zions Bancorp	33,698	1,972,681
		29,844,868
Healthcare — 13.99%
Amicus Therapeutics †	67,052	954,820
Axsome Therapeutics †	12,218	2,231,495
Bio-Techne	19,680	1,157,381
Blueprint Medicines =, †	12,068	0
Encompass Health	16,182	1,717,557
Exact Sciences †	14,703	1,493,237
Glaukos †	10,568	1,193,233
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Healthcare (continued)
Halozyme Therapeutics †	25,358	$ 1,706,593
Insmed †	17,064	2,969,819
Inspire Medical Systems †	7,366	679,366
Lantheus Holdings †	13,902	925,178
Ligand Pharmaceuticals †	11,125	2,103,404
Natera †	7,492	1,716,342
Neurocrine Biosciences †	13,726	1,946,759
OmniAb 12.5 =, †	3,815	0
OmniAb 15 =, †	3,815	0
Repligen †	9,167	1,502,105
Supernus Pharmaceuticals †	29,621	1,472,164
TransMedics Group †	9,973	1,213,215
Ultragenyx Pharmaceutical †	15,674	360,502
		25,343,170
Industrials — 23.01%
ABM Industries	25,660	1,085,418
API Group †	27,071	1,035,736
Applied Industrial Technologies	5,669	1,455,629
Arcosa	17,971	1,910,677
Atkore	4,237	267,990
Bloom Energy Class A †	3,073	267,013
Boise Cascade	14,485	1,066,096
Carlisle	2,406	769,583
Carpenter Technology	3,786	1,191,984
Casella Waste Systems Class A †	13,219	1,294,669
Clean Harbors †	7,463	1,749,924
ExlService Holdings †	52,364	2,222,328
Federal Signal	19,119	2,076,132
FTAI Aviation	3,313	652,164
Gates Industrial †	51,239	1,100,101
Graco	17,221	1,411,605
Kadant	3,723	1,061,130
KBR	27,215	1,094,043
Kirby †	19,505	2,149,061
Knight-Swift Transportation Holdings	27,810	1,453,907
Lincoln Electric Holdings	10,175	2,438,337
nVent Electric	5,207	530,958
Quanta Services	2,396	1,011,256
Regal Rexnord	9,632	1,351,562
Saia †	1,860	607,327
SPX Technologies †	5,668	1,133,940
Tecnoglass	10,535	530,121
Tetra Tech	44,614	1,496,354
UL Solutions Class A	13,046	1,028,808
WESCO International	9,831	2,405,056
WillScot Holdings	53,932	1,015,540
XPO †	6,322	859,223
Zurn Elkay Water Solutions	42,150	1,959,554
		41,683,226
Information Technology — 13.84%
ASGN †	15,536	748,369
Astera Labs †	9,726	1,618,018

	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Box Class A †	26,830	$ 802,485
Coherent †	22,376	4,129,938
Dynatrace †	27,138	1,176,161
Guidewire Software †	13,388	2,691,122
MACOM Technology Solutions Holdings †	14,733	2,523,468
Procore Technologies †	16,858	1,226,251
PTC †	5,037	877,496
Q2 Holdings †	20,892	1,507,567
Rubrik Class A †	8,107	620,023
Semtech †	47,193	3,477,652
Silicon Laboratories †	9,938	1,298,897
SPS Commerce †	3,510	312,846
Varonis Systems †	37,005	1,213,764
Workiva †	9,749	840,851
		25,064,908
Materials — 3.35%
Kaiser Aluminum	15,002	1,723,130
Minerals Technologies	31,898	1,944,183
Reliance	8,293	2,395,599
		6,062,912
Real Estate — 6.46%
Brixmor Property Group	66,760	1,750,447
Camden Property Trust	19,498	2,146,340
First Industrial Realty Trust	35,598	2,038,698
Healthpeak Properties	76,830	1,235,426
Jones Lang LaSalle †	5,396	1,815,592
Kite Realty Group Trust	68,192	1,634,562
Terreno Realty	18,482	1,085,078
		11,706,143
Utilities — 2.05%
Black Hills	25,185	1,748,343
Spire	23,728	1,962,305
		3,710,648
Total Common Stocks (cost $145,399,252)		177,696,772

Short-Term Investments — 1.98%
Money Market Mutual Funds — 1.98%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	894,447	894,447
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	894,451	$ 894,451
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	894,448	894,448
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	894,451	894,451
Total Short-Term Investments (cost $3,577,797)		3,577,797

Total Value of Securities—100.09% (cost $148,977,049)		181,274,569
Liabilities Net of Receivables and Other Assets—(0.09%)		(154,325)
Net Assets Applicable to 13,377,547 Shares Outstanding—100.00%		$181,120,244
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Ivy Variable Insurance Portfolios
December 31, 2025
	Nomura VIP Asset Strategy Seriesφ	Nomura VIP Balanced Series	Nomura VIP Energy Series	Nomura VIP Growth Series
Assets:
Investments, at value*	$527,110,914	$221,652,397	$74,025,895	$510,836,771
Investments of affiliated issuers, at value**	6,072,220	—	—	—
Bullion, at value‡	45,998,986	—	—	—
Foreign currencies, at valueΔ	909,878	—	21,336	—
Cash	740,353	525,675	—	—
Cash collateral due from brokers	838,385	302,484	—	—
Dividend and interest receivable	1,232,843	513,506	95,374	97,884
Litigation proceeds receivable	361,509	—	—	—
Foreign tax reclaims receivable	224,991	14,863	30,544	24,055
Prepaid expenses	23,138	7,592	5,526	10,295
Receivable for series shares sold	15,758	8,708	2,178	117,551
Due from brokers on centrally cleared derivatives	1,183	1,055	—	—
Other assets	—	—	—	642
Total Assets	583,530,158	223,026,280	74,180,853	511,087,198
Liabilities:
Accrued capital gains taxes on appreciated securities	691,500	—	—	—
Payable for series shares redeemed	559,818	52,702	17,390	14,722
Investment management fees payable to affiliates	184,956	90,606	32,496	316,613
Distribution fees payable to affiliates	123,140	47,604	15,785	108,780
Trustees' fees payable to non-affiliates	80,403	40,804	3,878	96,610
Accounting and administration expenses payable to non-affiliates	69,834	54,238	47,611	70,040
Other accrued expenses	54,149	23,710	4,988	24,303
Variation margin due to broker on futures contracts	28,541	8,509	—	—
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,685	1,420	461	3,520
Accounting and administration expenses payable to affiliates	2,573	1,198	616	2,473
Variation margin due to broker on centrally cleared credit default swap contracts	1,777	698	—	—
Legal fees payable to affiliates	1,378	2,301	174	1,280
Total Liabilities	1,801,754	323,790	123,399	638,341
Total Net Assets	$581,728,404	$222,702,490	$74,057,454	$510,448,857

Net Assets Consist of:
Paid-in capital	$480,044,705	$168,177,290	$82,113,522	$155,874,954
Total distributable earnings (loss)	101,683,699	54,525,200	(8,056,068)	354,573,903
Total Net Assets	$581,728,404	$222,702,490	$74,057,454	$510,448,857

	Nomura VIP Asset Strategy Seriesφ	Nomura VIP Balanced Series	Nomura VIP Energy Series	Nomura VIP Growth Series
Net Asset Value

Standard Class:
Net assets	$565,105	$—	$649,854	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	56,411	—	126,005	—
Net asset value per share	$10.02	$—	$5.16	$—

Service Class:
Net assets	$581,163,299	$222,702,490	$73,407,600	$510,448,857
Shares of beneficial interest outstanding, unlimited authorization, no par	58,130,572	34,081,394	14,157,990	53,489,776
Net asset value per share	$10.00	$6.53	$5.18	$9.54
*Investments, at cost	$450,403,619	$180,655,043	$73,519,090	$312,241,853
**Investments of affiliated issuers, at cost	6,055,408	—	—	—
‡Bullion, at cost	12,870,226	—	—	—
ΔForeign currencies, at cost	901,109	—	21,294	—
φConsolidated statement of assets and liabilities.
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Ivy Variable Insurance Portfolios
	Nomura VIP High Income Seriesφ	Nomura VIP International Core Equity Series	Nomura VIP Mid Cap Growth Series	Nomura VIP Natural Resources Series
Assets:
Investments, at value*	$763,581,413	$750,196,362	$371,773,933	$87,946,683
Foreign currencies, at valueΔ	1,746	384,094	—	20,252
Cash	212,415	68,018	—	—
Dividend and interest receivable	12,911,569	317,362	117,172	60,116
Receivable for securities sold	5,249,805	—	—	—
Receivable for series shares sold	118,676	12,923	97,403	2,063
Prepaid expenses	23,658	33,273	7,540	6,633
Foreign tax reclaims receivable	7,602	1,724,257	—	30,756
Unrealized appreciation on unfunded loan commitments**	933	—	—	—
Other assets	582	1,479	—	—
Total Assets	782,108,399	752,737,768	371,996,048	88,066,503
Liabilities:
Payable for series shares redeemed	425,381	432,065	120,913	81,451
Investment management fees payable to affiliates	407,565	495,393	249,737	50,687
Distribution fees payable to affiliates	162,241	60,526	79,798	18,707
Accounting and administration expenses payable to non-affiliates	78,839	78,773	61,490	47,911
Other accrued expenses	39,660	101,342	18,855	7,033
Trustees' fees payable to non-affiliates	32,509	48,230	16,390	10,521
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,939	4,922	2,486	520
Accounting and administration expenses payable to affiliates	3,334	3,324	1,845	652
Legal fees payable to affiliates	2,182	1,493	771	180
Accrued capital gains taxes on appreciated securities	—	1,946,376	—	—
Total Liabilities	1,156,650	3,172,444	552,285	217,662
Total Net Assets	$780,951,749	$749,565,324	$371,443,763	$87,848,841

Net Assets Consist of:
Paid-in capital	$965,656,890	$566,397,427	$340,276,803	$107,541,677
Total distributable earnings (loss)	(184,705,141)	183,167,897	31,166,960	(19,692,836)
Total Net Assets	$780,951,749	$749,565,324	$371,443,763	$87,848,841

Net Asset Value

Standard Class:
Net assets	$14,862,380	$462,215,966	$5,573,462	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	5,057,983	23,894,257	701,077	—
Net asset value per share	$2.94	$19.34	$7.95	$—

Service Class:
Net assets	$766,089,369	$287,349,358	$365,870,301	$87,848,841
Shares of beneficial interest outstanding, unlimited authorization, no par	261,779,032	14,781,150	47,403,390	14,340,847
Net asset value per share	$2.93	$19.44	$7.72	$6.13
*Investments, at cost	$783,100,191	$639,947,989	$330,389,635	$77,618,358
ΔForeign currencies, at cost	1,750	384,113	—	20,197
**See Note 12 in “Notes to financial statements.”
φConsolidated statement of assets and liabilities.
See accompanying notes, which are an integral part of the financial statements.

	Nomura VIP Science and Technology Series	Nomura VIP Small Cap Growth Series	Nomura VIP Smid Cap Core Series
Assets:
Investments, at value*	$851,116,851	$194,772,026	$181,274,569
Dividend and interest receivable	405,227	21,428	135,802
Receivable for series shares sold	163,835	7,233	4,707
Foreign tax reclaims receivable	124,801	—	—
Prepaid expenses	13,936	6,373	4,000
Receivable for securities sold	—	133,144	—
Total Assets	851,824,650	194,940,204	181,419,078
Liabilities:
Investment management fees payable to affiliates	617,720	124,752	125,043
Payable for series shares redeemed	544,233	121,524	50,761
Distribution fees payable to affiliates	164,766	41,855	38,855
Accounting and administration expenses payable to non-affiliates	75,655	52,842	52,230
Trustees' fees payable to non-affiliates	34,824	46,537	18,287
Other accrued expenses	21,471	13,393	11,160
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,812	1,226	1,109
Accounting and administration expenses payable to affiliates	3,258	1,080	1,009
Legal fees payable to affiliates	1,278	385	380
Payable for securities purchased	—	295,466	—
Total Liabilities	1,468,017	699,060	298,834
Total Net Assets	$850,356,633	$194,241,144	$181,120,244

Net Assets Consist of:
Paid-in capital	$442,362,877	$145,537,486	$138,557,213
Total distributable earnings (loss)	407,993,756	48,703,658	42,563,031
Total Net Assets	$850,356,633	$194,241,144	$181,120,244

Net Asset Value

Standard Class:
Net assets	$80,261,539	$1,191,465	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	2,391,392	156,361	—
Net asset value per share	$33.56	$7.62	$—

Service Class:
Net assets	$770,095,094	$193,049,679	$181,120,244
Shares of beneficial interest outstanding, unlimited authorization, no par	23,581,990	25,901,072	13,377,547
Net asset value per share	$32.66	$7.45	$13.54
*Investments, at cost	$596,520,932	$160,535,851	$148,977,049
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Ivy Variable Insurance Portfolios
Year ended December 31, 2025
	Nomura VIP Asset Strategy Seriesφ	Nomura VIP Balanced Series	Nomura VIP Energy Series	Nomura VIP Growth Series
Investment Income:
Interest	$8,289,370	$3,365,102	$—	$—
Dividends	5,454,619	2,002,984	2,764,183	3,914,955
Dividends from affiliated investments	167,504	—	—	—
Foreign tax withheld	(335,272)	(22,250)	(115,196)	(74,730)
	13,576,221	5,345,836	2,648,987	3,840,225

Expenses:
Management fees	4,016,895	1,547,155	612,942	4,176,590
Distribution expenses — Service Class	1,433,516	552,555	179,026	1,491,639
Audit and tax fees	154,066	54,159	39,271	36,520
Accounting and administration expenses	120,325	81,646	66,719	124,975
Legal fees	72,263	47,481	7,599	59,243
Custodian fees	49,071	24,340	4,279	8,516
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	46,249	17,814	5,836	48,538
Trustees’ fees	29,135	11,231	3,640	31,118
Reports and statements to shareholders expenses	10,911	8,797	8,645	7,289
Other	61,500	28,778	4,968	36,729
	5,993,931	2,373,956	932,925	6,021,157
Less expenses waived	(1,082,487)	(111,690)	(119,699)	(1,093)
Less expenses paid indirectly	(6,652)	(7,794)	(6)	(7)
Total operating expenses	4,904,792	2,254,472	813,220	6,020,057
Net Investment Income (Loss)	8,671,429	3,091,364	1,835,767	(2,179,832)

	Nomura VIP Asset Strategy Seriesφ	Nomura VIP Balanced Series	Nomura VIP Energy Series	Nomura VIP Growth Series
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*, 1	$19,019,564	$10,776,540	$459,427	$156,085,648
Foreign currencies	(176,377)	—	(18,736)	—
Futures contracts	(251,370)	(311,938)	—	—
Swap contracts	115,473	44,808	—	—
Net realized gain (loss)	18,707,290	10,509,410	440,691	156,085,648
Net change in unrealized appreciation (depreciation) on:
Investments[2]	60,585,155	10,993,802	5,889,352	(116,993,146)
Affiliated investments	16,812	—	—	—
Foreign currencies	33,058	—	767	—
Futures contracts	25,468	(15,640)	—	—
Swap contracts	12,518	4,918	—	—
Net change in unrealized appreciation (depreciation)	60,673,011	10,983,080	5,890,119	(116,993,146)
Net Realized and Unrealized Gain (Loss)	79,380,301	21,492,490	6,330,810	39,092,502
Net Increase (Decrease) in Net Assets Resulting from Operations	$88,051,730	$24,583,854	$8,166,577	$36,912,670
*	Includes $427,980 in proceeds received from the settlement of class action litigation for Nomura VIP Asset Strategy Series.
[1]	Includes $(44,185) capital gains taxes paid for Nomura VIP Asset Strategy Series.
[2]	Includes net change of $(239,247) on capital gains taxes accrued for Nomura VIP Asset Strategy Series.
φ Consolidated statement of operations.
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Ivy Variable Insurance Portfolios
	Nomura VIP High Income Seriesφ	Nomura VIP International Core Equity Series	Nomura VIP Mid Cap Growth Series	Nomura VIP Natural Resources Series
Investment Income:
Interest	$52,869,914	$—	$—	$—
Dividends	2,917,004	14,605,259	1,722,750	2,214,035
Foreign tax withheld	—	(1,509,155)	—	(63,217)
	55,786,918	13,096,104	1,722,750	2,150,818

Expenses:
Management fees	4,802,429	6,501,205	3,284,885	660,326
Distribution expenses — Service Class	1,911,077	707,015	942,525	194,214
Legal fees	159,222	47,370	35,742	7,925
Accounting and administration expenses	144,568	143,384	100,442	67,422
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	62,460	61,231	31,238	6,214
Audit and tax fees	57,316	112,735	37,611	41,899
Trustees’ fees	39,659	39,035	19,819	3,884
Custodian fees	37,691	109,873	9,233	4,560
Reports and statements to shareholders expenses	7,954	9,894	8,888	8,162
Tax expense	—	25,506	—	—
Excise tax	—	701	—	—
Other	84,071	42,608	17,361	2,178
	7,306,447	7,800,557	4,487,744	996,784
Less expenses waived	—	(488,608)	(260,326)	(27,459)
Less expenses paid indirectly	(17,744)	(71)	(9)	(5)
Total operating expenses	7,288,703	7,311,878	4,227,409	969,320
Net Investment Income (Loss)	48,498,215	5,784,226	(2,504,659)	1,181,498

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	(22,109,053)	69,575,187	(10,151,179)	6,068,069
Foreign currencies	—	500,386	—	(3,606)
Net increase from payment by affiliates[2]	3,388	—	—	—
Net realized gain (loss)	(22,105,665)	70,075,573	(10,151,179)	6,064,463
Net change in unrealized appreciation (depreciation) on:
Investments[3]	26,213,751	89,936,403	15,694,390	18,295,883
Foreign currencies	(4)	227,664	—	315
Net change in unrealized appreciation (depreciation)	26,213,747	90,164,067	15,694,390	18,296,198
Net Realized and Unrealized Gain (Loss)	4,108,082	160,239,640	5,543,211	24,360,661
Net Increase (Decrease) in Net Assets Resulting from Operations	$52,606,297	$166,023,866	$3,038,552	$25,542,159
[1]	Includes $(696,080) capital gains taxes paid for Nomura VIP International Core Equity Series.
[2]	See Note 2 in "Notes to financial statements."
[3]	Includes net change of $(965,573) on capital gains taxes accrued for Nomura VIP International Core Equity Series.
φ Consolidated statement of operations from July 7, 2025.
See accompanying notes, which are an integral part of the financial statements.

	Nomura VIP Science and Technology Series	Nomura VIP Small Cap Growth Series	Nomura VIP Smid Cap Core Series
Investment Income:
Dividends	$3,756,842	$527,666	$2,439,488
Reclaim income	244,934	—	—
Foreign tax withheld	(162,555)	—	—
	3,839,221	527,666	2,439,488

Expenses:
Management fees	6,008,717	1,640,697	1,555,115
Distribution expenses — Service Class	1,737,982	468,472	457,387
Accounting and administration expenses	136,676	78,344	77,233
Legal fees	61,387	18,505	18,107
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	55,913	15,563	14,767
Audit and tax fees	40,073	31,139	37,396
Trustees’ fees	34,980	9,853	9,386
Reports and statements to shareholders expenses	9,431	8,228	9,029
Custodian fees	9,271	8,959	4,067
Other	27,839	14,421	11,096
	8,122,269	2,294,181	2,193,583
Less expenses waived	—	(107,778)	(16,781)
Less expenses paid indirectly	(325)	(25)	(6)
Total operating expenses	8,121,944	2,186,378	2,176,796
Net Investment Income (Loss)	(4,282,723)	(1,658,712)	262,692

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	156,792,262	26,434,347	10,143,702
Foreign currencies	(41,091)	—	—
Net realized gain (loss)	156,751,171	26,434,347	10,143,702
Net change in unrealized appreciation (depreciation) on:
Investments	54,213,437	(2,467,368)	1,235,395
Foreign currencies	4,748	—	—
Net change in unrealized appreciation (depreciation)	54,218,185	(2,467,368)	1,235,395
Net Realized and Unrealized Gain (Loss)	210,969,356	23,966,979	11,379,097
Net Increase (Decrease) in Net Assets Resulting from Operations	$206,686,633	$22,308,267	$11,641,789
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Ivy Variable Insurance Portfolios
	Nomura VIP Asset Strategy Seriesφ		Nomura VIP Balanced Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase in Net Assets from Operations:
Net investment income (loss)	$8,671,429	$9,703,443	$3,091,364	$3,015,979
Net realized gain (loss)	18,707,290	47,076,491	10,509,410	13,123,619
Net change in unrealized appreciation (depreciation)	60,673,011	12,155,181	10,983,080	16,291,623
Net increase (decrease) in net assets resulting from operations	88,051,730	68,935,115	24,583,854	32,431,221

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class[1]	(42,801)	(23,919)	—	—
Service Class[2]	(45,092,531)	(32,268,875)	(11,130,766)	(2,922,492)
	(45,135,332)	(32,292,794)	(11,130,766)	(2,922,492)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class[1]	123,250	140,087	—	—
Service Class[2]	34,878,137	33,388,572	3,894,439	5,223,829

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class[1]	42,801	23,919	—	—
Service Class[2]	45,092,531	32,268,875	11,130,766	2,922,492
	80,136,719	65,821,453	15,025,205	8,146,321
Cost of shares redeemed:
Standard Class[1]	(32,427)	(1,062,427)	—	—
Service Class[2]	(106,570,999)	(112,794,641)	(27,755,463)	(31,485,154)
	(106,603,426)	(113,857,068)	(27,755,463)	(31,485,154)
Decrease in net assets derived from capital share transactions	(26,466,707)	(48,035,615)	(12,730,258)	(23,338,833)
Net Increase (Decrease) in Net Assets	16,449,691	(11,393,294)	722,830	6,169,896

Net Assets:
Beginning of year	565,278,713	576,672,007	221,979,660	215,809,764
End of year	$581,728,404	$565,278,713	$222,702,490	$221,979,660
[1]	Effective May 1, 2024, Class I shares were renamed Standard Class shares.
[2]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
φ Consolidated statements of changes in net assets.
See accompanying notes, which are an integral part of the financial statements.

	Nomura VIP Energy Series		Nomura VIP Growth Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,835,767	$1,355,256	$(2,179,832)	$(2,637,608)
Net realized gain (loss)	440,691	2,563,920	156,085,648	104,466,948
Net change in unrealized appreciation (depreciation)	5,890,119	(7,861,769)	(116,993,146)	52,381,990
Net increase (decrease) in net assets resulting from operations	8,166,577	(3,942,593)	36,912,670	154,211,330

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class[1]	(9,686)	(14,277)	—	—
Service Class[2]	(713,937)	(2,397,691)	(103,397,773)	(94,108,766)
	(723,623)	(2,411,968)	(103,397,773)	(94,108,766)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class[1]	477,155	344,170	—	—
Service Class[2]	12,450,240	16,443,294	13,286,726	20,764,193

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class[1]	9,686	14,277	—	—
Service Class[2]	713,937	2,397,691	103,397,773	94,108,766
	13,651,018	19,199,432	116,684,499	114,872,959
Cost of shares redeemed:
Standard Class[1]	(295,935)	(401,355)	—	—
Service Class[2]	(18,247,069)	(27,104,422)	(251,532,477)	(161,731,041)
	(18,543,004)	(27,505,777)	(251,532,477)	(161,731,041)
Decrease in net assets derived from capital share transactions	(4,891,986)	(8,306,345)	(134,847,978)	(46,858,082)
Net Increase (Decrease) in Net Assets	2,550,968	(14,660,906)	(201,333,081)	13,244,482

Net Assets:
Beginning of year	71,506,486	86,167,392	711,781,938	698,537,456
End of year	$74,057,454	$71,506,486	$510,448,857	$711,781,938
[1]	Effective May 1, 2024, Class I shares were renamed Standard Class shares.
[2]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Ivy Variable Insurance Portfolios
	Nomura VIP High Income Series		Nomura VIP International Core Equity Series
	Year ended		Year ended
	12/31/25φ	12/31/24	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$48,498,215	$51,735,165	$5,784,226	$9,938,910
Net realized gain (loss)	(22,109,053)[1]	(11,156,689)	70,075,573	47,180,711
Net increase from payment by affiliates	3,388[2]	—	—	—
Net change in unrealized appreciation (depreciation)	26,213,747	7,378,632	90,164,067	(30,553,347)
Net increase (decrease) in net assets resulting from operations	52,606,297	47,957,108	166,023,866	26,566,274

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class[3]	(1,020,280)	(1,044,830)	(30,003,800)	(7,921,066)
Service Class[4]	(50,298,859)	(50,765,621)	(15,010,806)	(4,187,898)
	(51,319,139)	(51,810,451)	(45,014,606)	(12,108,964)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class[3]	833,652	2,437,536	22,398,396	382,166,541
Service Class[4]	58,651,843	91,048,499	5,652,422	11,470,508

Net assets from reorganization:[5]
Standard Class[3]	—	—	—	173,766,356
Service Class[4]	—	—	—	1,193,393

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class[3]	1,020,280	1,044,830	30,003,800	7,921,066
Service Class[4]	50,298,859	50,765,621	15,010,806	4,187,898
	110,804,634	145,296,486	73,065,424	580,705,762
Cost of shares redeemed:
Standard Class[3]	(2,795,442)	(3,065,807)	(123,190,144)	(107,504,381)
Service Class[4]	(121,676,859)	(139,288,732)	(40,308,231)	(416,237,823)
	(124,472,301)	(142,354,539)	(163,498,375)	(523,742,204)
Increase (decrease) in net assets derived from capital share transactions	(13,667,667)	2,941,947	(90,432,951)	56,963,558
Net Increase (Decrease) in Net Assets	(12,380,509)	(911,396)	30,576,309	71,420,868

Net Assets:
Beginning of year	793,332,258	794,243,654	718,989,015	647,568,147
End of year	$780,951,749	$793,332,258	$749,565,324	$718,989,015
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Effective May 1, 2024, Class I shares were renamed Standard Class shares.
[4]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
[5]	See Note 7 in “Notes to financial statements.”
φ Consolidated statements of changes in net assets from July 7, 2025.
See accompanying notes, which are an integral part of the financial statements.

	Nomura VIP Mid Cap Growth Series		Nomura VIP Natural Resources Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,504,659)	$(2,782,749)	$1,181,498	$612,888
Net realized gain (loss)	(10,151,179)	87,961,590	6,064,463	(172,204)
Net change in unrealized appreciation (depreciation)	15,694,390	(73,761,871)	18,296,198	(1,197,794)
Net increase (decrease) in net assets resulting from operations	3,038,552	11,416,970	25,542,159	(757,110)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class[1]	(1,089,991)	(2,599,972)	—	—
Service Class[2]	(85,683,795)	(11,806,161)	—	(4,081,399)

Return of capital:
Service Class[2]	—	—	—	(365,645)
	(86,773,786)	(14,406,133)	—	(4,447,044)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class[1]	1,261,944	1,212,094	—	—
Service Class[2]	36,735,631	29,515,922	8,058,758	7,975,706

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class[1]	1,089,991	2,599,972	—	—
Service Class[2]	85,683,795	11,806,161	—	4,447,044
	124,771,361	45,134,149	8,058,758	12,422,750
Cost of shares redeemed:
Standard Class[1]	(14,197,102)	(83,997,226)	—	—
Service Class[2]	(58,877,033)	(69,131,098)	(18,675,475)	(26,571,914)
	(73,074,135)	(153,128,324)	(18,675,475)	(26,571,914)
Increase (decrease) in net assets derived from capital share transactions	51,697,226	(107,994,175)	(10,616,717)	(14,149,164)
Net Increase (Decrease) in Net Assets	(32,038,008)	(110,983,338)	14,925,442	(19,353,318)

Net Assets:
Beginning of year	403,481,771	514,465,109	72,923,399	92,276,717
End of year	$371,443,763	$403,481,771	$87,848,841	$72,923,399
[1]	Effective May 1, 2024, Class I shares were renamed Standard Class shares.
[2]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Ivy Variable Insurance Portfolios
	Nomura VIP Science and Technology Series		Nomura VIP Small Cap Growth Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,282,723)	$(3,430,175)	$(1,658,712)	$(1,724,170)
Net realized gain (loss)	156,751,171	106,126,724	26,434,347	4,136,349
Net change in unrealized appreciation (depreciation)	54,218,185	62,364,032	(2,467,368)	26,292,603
Net increase (decrease) in net assets resulting from operations	206,686,633	165,060,581	22,308,267	28,704,782

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class[1]	(433,880)	(78,541)	—	—
Service Class[2]	(102,254,563)	(18,898,066)	—	—
	(102,688,443)	(18,976,607)	—	—

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class[1]	76,785,463	263,334	238,985	1,139,525
Service Class[2]	49,058,293	46,736,663	6,157,347	10,144,656

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class[1]	433,880	78,541	—	—
Service Class[2]	102,254,563	18,898,066	—	—
	228,532,199	65,976,604	6,396,332	11,284,181
Cost of shares redeemed:
Standard Class[1]	(2,937,276)	(375,316)	(14,160,821)	(7,122,921)
Service Class[2]	(128,678,634)	(130,596,116)	(27,962,958)	(34,633,528)
	(131,615,910)	(130,971,432)	(42,123,779)	(41,756,449)
Increase (decrease) in net assets derived from capital share transactions	96,916,289	(64,994,828)	(35,727,447)	(30,472,268)
Net Increase (Decrease) in Net Assets	200,914,479	81,089,146	(13,419,180)	(1,767,486)

Net Assets:
Beginning of year	649,442,154	568,353,008	207,660,324	209,427,810
End of year	$850,356,633	$649,442,154	$194,241,144	$207,660,324
[1]	Effective May 1, 2024, Class I shares were renamed Standard Class shares.
[2]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.

	Nomura VIP Smid Cap Core Series
	Year ended
	12/31/25	12/31/24
Increase in Net Assets from Operations:
Net investment income (loss)	$262,692	$253,930
Net realized gain (loss)	10,143,702	7,742,015
Net change in unrealized appreciation (depreciation)	1,235,395	21,168,467
Net increase (decrease) in net assets resulting from operations	11,641,789	29,164,412

Dividends and Distributions to Shareholders from:
Distributable earnings:
Service Class[1]	(7,847,086)	(1,035,868)
	(7,847,086)	(1,035,868)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Service Class[1]	14,758,047	7,693,046

Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class[1]	7,847,086	1,035,868
	22,605,133	8,728,914
Cost of shares redeemed:
Service Class[1]	(52,644,159)	(54,010,994)
Decrease in net assets derived from capital share transactions	(30,039,026)	(45,282,080)
Net Decrease in Net Assets	(26,244,323)	(17,153,536)

Net Assets:
Beginning of year	207,364,567	224,518,103
End of year	$181,120,244	$207,364,567
[1]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Asset Strategy Series Standard Classφ
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$9.32	$8.76	$7.85	$10.20	$10.45

Income (loss) from investment operations:
Net investment income[1]	0.18	0.19	0.18	0.12	0.08
Net realized and unrealized gain (loss)	1.36[2]	0.92	0.94	(1.60)	1.01
Total from investment operations	1.54	1.11	1.12	(1.48)	1.09

Less dividends and distributions from:
Net investment income	(0.16)	(0.18)	(0.21)	(0.16)	(0.20)
Net realized gain	(0.68)	(0.37)	—	(0.70)	(1.14)
Return of capital	—	—	—	(0.01)	—
Total dividends and distributions	(0.84)	(0.55)	(0.21)	(0.87)	(1.34)

Net asset value, end of period	$10.02	$9.32	$8.76	$7.85	$10.20

Total return[3]	16.87%[2]	12.75%	14.22%	(14.54%)	10.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$565	$400	$1,179	$1,011	$1[4]
Ratio of expenses to average net assets[5]	0.60%	0.61%	0.62%	0.66%	0.65%
Ratio of expenses to average net assets prior to fees waived[5]	0.79%	0.78%	0.76%	0.77%	0.75%
Ratio of net investment income to average net assets	1.77%	2.02%	2.12%	1.42%	0.76%
Ratio of net investment income to average net assets prior to fees waived	1.58%	1.85%	1.98%	1.31%	0.66%
Portfolio turnover	76%	76%	74%	102%	56%
φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Series. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.11%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Asset Strategy Series Service Classφ
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$9.29	$8.76	$7.85	$10.19	$10.44

Income (loss) from investment operations:
Net investment income[1]	0.15	0.16	0.15	0.10	0.07
Net realized and unrealized gain (loss)	1.37[2]	0.93	0.94	(1.59)	1.00
Total from investment operations	1.52	1.09	1.09	(1.49)	1.07

Less dividends and distributions from:
Net investment income	(0.13)	(0.19)	(0.18)	(0.14)	(0.18)
Net realized gain	(0.68)	(0.37)	—	(0.70)	(1.14)
Return of capital	—	—	—	(0.01)	—
Total dividends and distributions	(0.81)	(0.56)	(0.18)	(0.85)	(1.32)

Net asset value, end of period	$10.00	$9.29	$8.76	$7.85	$10.19

Total return[3]	16.66%[2]	12.44%	13.90%	(14.71%)	10.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$581,163	$564,879	$575,493	$565,362	$743[4]
Ratio of expenses to average net assets[5]	0.85%	0.86%	0.87%	0.87%	0.90%
Ratio of expenses to average net assets prior to fees waived[5]	1.04%	1.03%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	1.51%	1.65%	1.87%	1.21%	0.64%
Ratio of net investment income to average net assets prior to fees waived	1.32%	1.48%	1.73%	1.07%	0.53%
Portfolio turnover	76%	76%	74%	102%	56%
φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Series. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.11%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Balanced Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$6.16	$5.40	$4.69	$9.39	$8.71

Income (loss) from investment operations:
Net investment income[1]	0.09	0.08	0.07	0.04	0.05
Net realized and unrealized gain (loss)	0.60	0.76	0.68[2]	(1.55)	1.29
Total from investment operations	0.69	0.84	0.75	(1.51)	1.34

Less dividends and distributions from:
Net investment income	(0.08)	(0.08)	(0.04)	(0.09)	(0.09)
Net realized gain	(0.24)	—	—	(3.10)	(0.57)
Total dividends and distributions	(0.32)	(0.08)	(0.04)	(3.19)	(0.66)

Net asset value, end of period	$6.53	$6.16	$5.40	$4.69	$9.39

Total return[3]	11.79%[4]	15.60%	16.09%[2]	(16.11%)	15.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$222,702	$221,980	$215,810	$208,628	$271[5]
Ratio of expenses to average net assets[6]	1.02%	1.03%	1.05%	1.07%	1.00%
Ratio of expenses to average net assets prior to fees waived[6]	1.07%	1.03%	1.05%	1.07%	1.00%
Ratio of net investment income to average net assets	1.40%	1.35%	1.40%	0.72%	0.51%
Ratio of net investment income to average net assets prior to fees waived	1.35%	1.35%	1.40%	0.72%	0.51%
Portfolio turnover	69%	79%	85%	72%	79%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Series. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.004 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Energy Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.67	$5.09	$5.07	$3.48	$2.48

Income (loss) from investment operations:
Net investment income[1]	0.14	0.10	0.24	0.15	0.04
Net realized and unrealized gain (loss)	0.43	(0.35)	(0.03)	1.61	1.02
Total from investment operations	0.57	(0.25)	0.21	1.76	1.06

Less dividends and distributions from:
Net investment income	(0.08)	(0.17)	(0.19)	(0.17)	(0.06)
Total dividends and distributions	(0.08)	(0.17)	(0.19)	(0.17)	(0.06)

Net asset value, end of period	$5.16	$4.67	$5.09	$5.07	$3.48

Total return[2]	12.41%[3]	(5.38%)[3]	4.24%	50.85%	42.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$650	$394	$472	$447	$—[4,5]
Ratio of expenses to average net assets[6]	0.88%	0.96%	1.05%	0.98%	0.97%
Ratio of expenses to average net assets prior to fees waived[6]	1.05%	0.99%	1.05%	0.98%	0.97%
Ratio of net investment income to average net assets	2.88%	1.99%	4.64%	3.04%	1.20%
Ratio of net investment income to average net assets prior to fees waived	2.71%	1.96%	4.64%	3.04%	1.20%
Portfolio turnover	59%	42%	43%	85%	119%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Energy Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.68	$5.10	$5.07	$3.47	$2.48

Income (loss) from investment operations:
Net investment income[1]	0.12	0.08	0.24	0.14	0.04
Net realized and unrealized gain (loss)	0.43	(0.35)	(0.04)	1.61	1.00
Total from investment operations	0.55	(0.27)	0.20	1.75	1.04

Less dividends and distributions from:
Net investment income	(0.05)	(0.15)	(0.17)	(0.15)	(0.05)
Total dividends and distributions	(0.05)	(0.15)	(0.17)	(0.15)	(0.05)

Net asset value, end of period	$5.18	$4.68	$5.10	$5.07	$3.47

Total return[2]	11.89%[3]	(5.60%)[3]	4.06%	50.42%	42.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$73,407	$71,112	$85,695	$123,594	$74[4]
Ratio of expenses to average net assets[5]	1.13%	1.21%	1.30%	1.23%	1.22%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.24%	1.30%	1.23%	1.22%
Ratio of net investment income to average net assets	2.54%	1.68%	4.68%	2.87%	1.41%
Ratio of net investment income to average net assets prior to fees waived	2.37%	1.65%	4.68%	2.87%	1.41%
Portfolio turnover	59%	42%	43%	85%	119%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Growth Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$10.69	$9.92	$7.97	$14.85	$12.70

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.04)	(0.03)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	0.74	2.25	2.91	(3.97)	3.57
Total from investment operations	0.70	2.21	2.88	(4.00)	3.51

Less dividends and distributions from:
Net realized gain	(1.85)	(1.44)	(0.93)	(2.88)	(1.36)
Total dividends and distributions	(1.85)	(1.44)	(0.93)	(2.88)	(1.36)

Net asset value, end of period	$9.54	$10.69	$9.92	$7.97	$14.85

Total return[2]	8.41%[3]	23.89%	38.00%	(27.24%)	30.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$510,449	$711,782	$698,537	$628,211	$1,023[4]
Ratio of expenses to average net assets[5]	1.01%	1.00%	1.00%	1.00%	0.99%
Ratio of expenses to average net assets prior to fees waived[5]	1.01%	1.00%	1.00%	1.00%	0.99%
Ratio of net investment loss to average net assets	(0.37%)	(0.37%)	(0.31%)	(0.32%)	(0.42%)
Ratio of net investment loss to average net assets prior to fees waived	(0.37%)	(0.37%)	(0.31%)	(0.32%)	(0.42%)
Portfolio turnover	26%	9%	9%	12%	22%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP High Income Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25φ	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$2.94	$2.96	$2.82	$3.40	$3.41

Income (loss) from investment operations:
Net investment income[1]	0.19	0.20	0.21	0.19	0.21
Net realized and unrealized gain (loss)	0.01	(0.02)	0.12	(0.56)	(0.01)
Payment by affiliates	—[2]	—	—	—	—
Total from investment operations	0.20	0.18	0.33	(0.37)	0.20

Less dividends and distributions from:
Net investment income	(0.20)	(0.20)	(0.19)	(0.21)	(0.21)
Total dividends and distributions	(0.20)	(0.20)	(0.19)	(0.21)	(0.21)

Net asset value, end of period	$2.94	$2.94	$2.96	$2.82	$3.40

Total return[3]	7.41%[2]	6.44%	12.22%	(10.91%)	6.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,863	$15,787	$15,460	$15,093	$19[4]
Ratio of expenses to average net assets[5]	0.69%	0.69%	0.68%	0.67%	0.67%
Ratio of expenses to average net assets prior to fees waived[5]	0.69%	0.69%	0.68%	0.67%	0.67%
Ratio of net investment income to average net assets	6.47%	6.68%	7.29%	6.40%	6.11%
Ratio of net investment income to average net assets prior to fees waived	6.47%	6.68%	7.29%	6.40%	6.11%
Portfolio turnover	42%	53%	33%	61%	54%
φ	Consolidated financial highlights from July 7, 2025.
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP High Income Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25φ	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$2.93	$2.95	$2.81	$3.39	$3.40

Income (loss) from investment operations:
Net investment income[1]	0.18	0.19	0.20	0.18	0.20
Net realized and unrealized gain (loss)	0.02	(0.01)	0.13	(0.56)	—[2]
Payment by affiliates	—[3]	—	—	—	—
Total from investment operations	0.20	0.18	0.33	(0.38)	0.20

Less dividends and distributions from:
Net investment income	(0.20)	(0.20)	(0.19)	(0.20)	(0.21)
Total dividends and distributions	(0.20)	(0.20)	(0.19)	(0.20)	(0.21)

Net asset value, end of period	$2.93	$2.93	$2.95	$2.81	$3.39

Total return[4]	7.17%[3]	6.20%	12.15%	(11.28%)	6.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$766,089	$777,545	$778,784	$736,612	$892[5]
Ratio of expenses to average net assets[6]	0.94%	0.94%	0.93%	0.92%	0.92%
Ratio of expenses to average net assets prior to fees waived[6]	0.94%	0.94%	0.93%	0.92%	0.92%
Ratio of net investment income to average net assets	6.22%	6.43%	7.04%	6.15%	5.85%
Ratio of net investment income to average net assets prior to fees waived	6.22%	6.43%	7.04%	6.15%	5.85%
Portfolio turnover	42%	53%	33%	61%	54%
φ	Consolidated financial highlights from July 7, 2025.
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP International Core Equity Series Standard Class
Selected data for each share of the Series outstanding throughout the period were as follows:
	Year ended 12/31/25	3/28/24[1] to 12/31/24

Net asset value, beginning of period	$16.54	$17.14

Income (loss) from investment operations:
Net investment income[2]	0.16	0.20
Net realized and unrealized gain (loss)	3.81	(0.55)
Total from investment operations	3.97	(0.35)

Less dividends and distributions from:
Net investment income	(0.25)	(0.21)
Net realized gain	(0.92)	(0.04)
Total dividends and distributions	(1.17)	(0.25)

Net asset value, end of period	$19.34	$16.54

Total return[3]	24.56%	(1.92%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$462,216	$457,619
Ratio of expenses to average net assets[4]	0.86%	0.88%[5]
Ratio of expenses to average net assets prior to fees waived[4]	0.93%	0.95%[5]
Ratio of net investment income to average net assets	0.85%	1.19%
Ratio of net investment income to average net assets prior to fees waived	0.78%	1.12%
Portfolio turnover	90%	77%[6]
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	Includes non-recurring expenses of 0.02% for the year ended December 31, 2024.
[6]	Portfolio turnover is representative of the Series for the period ended December 31, 2024.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP International Core Equity Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$16.51	$16.15	$14.12	$18.47	$16.35

Income (loss) from investment operations:
Net investment income[1]	0.11	0.24	0.28	0.28	0.27
Net realized and unrealized gain (loss)	3.82	0.37	1.99	(3.02)	2.04
Total from investment operations	3.93	0.61	2.27	(2.74)	2.31

Less dividends and distributions from:
Net investment income	(0.08)	(0.21)	(0.24)	(0.36)	(0.19)
Net realized gain	(0.92)	(0.04)	—	(1.25)	—[2]
Total dividends and distributions	(1.00)	(0.25)	(0.24)	(1.61)	(0.19)
Capital contributions	—	—	—	—[2,3]	—

Net asset value, end of period	$19.44	$16.51	$16.15	$14.12	$18.47

Total return[4]	24.24%[5]	3.73%[5]	16.20%	(14.72%)[3,6]	14.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$287,349	$261,370	$647,568	$484,020	$621[7]
Ratio of expenses to average net assets[8]	1.11%	1.15%[9]	1.17%	1.18%	1.16%
Ratio of expenses to average net assets prior to fees waived[8]	1.18%	1.19%[9]	1.17%	1.18%	1.16%
Ratio of net investment income to average net assets	0.59%	1.45%	1.86%	1.91%	1.49%
Ratio of net investment income to average net assets prior to fees waived	0.52%	1.41%	1.86%	1.91%	1.49%
Portfolio turnover	90%	77%	53%	63%	81%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	During the year ended December 31, 2022, Delaware Management Company reimbursed the Series $20,014 for losses related to a reclaim payment error. Total return for the year ended December 31, 2022 includes the impact of the capital contribution, which was not material to the total return.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Total return for the year ended December 31, 2022 includes the impact of the refund of previously paid foreign taxes. Total return would have been lower by 0.38% excluding refund of previously paid foreign taxes.
[7]	Net assets reported in millions.
[8]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[9]	Includes non-recurring expenses of 0.02% for the year ended December 31, 2024.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Mid Cap Growth Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$10.14	$10.18	$9.60	$17.99	$17.60

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.04)	(0.03)	(0.04)	(0.09)
Net realized and unrealized gain (loss)	0.08	0.30	1.83	(5.45)	2.71
Total from investment operations	0.04	0.26	1.80	(5.49)	2.62

Less dividends and distributions from:
Net realized gain	(2.23)	(0.30)	(1.22)	(2.90)	(2.23)
Total dividends and distributions	(2.23)	(0.30)	(1.22)	(2.90)	(2.23)

Net asset value, end of period	$7.95	$10.14	$10.18	$9.60	$17.99

Total return[2]	1.38%	2.47%	19.90%	(30.62%)	16.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,574	$20,435	$101,493	$105,164	$212[3]
Ratio of expenses to average net assets[4]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets prior to fees waived[4]	0.92%	0.91%	0.92%	0.92%	0.89%
Ratio of net investment loss to average net assets	(0.47%)	(0.40%)	(0.29%)	(0.38%)	(0.51%)
Ratio of net investment loss to average net assets prior to fees waived	(0.54%)	(0.46%)	(0.36%)	(0.45%)	(0.55%)
Portfolio turnover	52%	37%	30%	29%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Mid Cap Growth Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$9.93	$10.00	$9.47	$17.84	$17.48

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.06)	(0.05)	(0.07)	(0.13)
Net realized and unrealized gain (loss)	0.08	0.29	1.80	(5.40)	2.68
Total from investment operations	0.02	0.23	1.75	(5.47)	2.55

Less dividends and distributions from:
Net realized gain	(2.23)	(0.30)	(1.22)	(2.90)	(2.19)
Total dividends and distributions	(2.23)	(0.30)	(1.22)	(2.90)	(2.19)

Net asset value, end of period	$7.72	$9.93	$10.00	$9.47	$17.84

Total return[2]	1.18%	2.20%	19.59%	(30.78%)	16.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$365,870	$383,047	$412,972	$355,030	$519[3]
Ratio of expenses to average net assets[4]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets prior to fees waived[4]	1.17%	1.16%	1.17%	1.17%	1.14%
Ratio of net investment loss to average net assets	(0.65%)	(0.63%)	(0.54%)	(0.61%)	(0.76%)
Ratio of net investment loss to average net assets prior to fees waived	(0.72%)	(0.69%)	(0.61%)	(0.68%)	(0.80%)
Portfolio turnover	52%	37%	30%	29%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Natural Resources Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.45	$4.72	$4.77	$4.12	$3.30

Income (loss) from investment operations:
Net investment income[1]	0.08	0.04	0.15	0.10	0.07
Net realized and unrealized gain (loss)	1.60	(0.04)	(0.08)	0.63	0.81
Total from investment operations	1.68	—	0.07	0.73	0.88

Less dividends and distributions from:
Net investment income	—	(0.25)	(0.12)	(0.08)	(0.06)
Return of capital	—	(0.02)	—	—	—
Total dividends and distributions	—	(0.27)	(0.12)	(0.08)	(0.06)

Net asset value, end of period	$6.13	$4.45	$4.72	$4.77	$4.12

Total return[2]	37.75%[3]	(0.58%)	1.63%	17.72%	26.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87,849	$72,923	$92,277	$109,522	$91[4]
Ratio of expenses to average net assets[5]	1.25%	1.26%	1.28%	1.25%	1.21%
Ratio of expenses to average net assets prior to fees waived[5]	1.28%	1.26%	1.28%	1.25%	1.21%
Ratio of net investment income to average net assets	1.52%	0.76%	3.30%	2.24%	1.89%
Ratio of net investment income to average net assets prior to fees waived	1.49%	0.76%	3.30%	2.24%	1.89%
Portfolio turnover	47%	46%	34%	65%	121%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Science and Technology Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$29.70	$23.38	$17.71	$29.81	$36.13

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.08)	(0.01)	(0.05)	(0.22)
Net realized and unrealized gain (loss)	8.70	7.21[2]	6.80[2]	(9.20)	5.56
Total from investment operations	8.66	7.13	6.79	(9.25)	5.34

Less dividends and distributions from:
Net realized gain	(4.80)	(0.81)	(1.12)	(2.85)	(11.66)
Total dividends and distributions	(4.80)	(0.81)	(1.12)	(2.85)	(11.66)

Net asset value, end of period	$33.56	$29.70	$23.38	$17.71	$29.81

Total return[3]	33.69%	30.92%[2]	39.38%[2]	(31.67%)	15.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,262	$2,796	$2,231	$1,331	$2[4]
Ratio of expenses to average net assets[5]	0.90%	0.91%	0.89%	0.92%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	0.90%	0.91%	0.89%	0.92%	0.89%
Ratio of net investment loss to average net assets	(0.13%)	(0.29%)	(0.05%)	(0.23%)	(0.57%)
Ratio of net investment loss to average net assets prior to fees waived	(0.13%)	(0.29%)	(0.05%)	(0.23%)	(0.57%)
Portfolio turnover	77%	37%	36%	58%	55%
[1]	Calculated using average shares outstanding.
[2]	Amount includes a non-recurring payment for litigation proceeds, which represents a class action settlement received by the Series. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 for the year ended December 31, 2024 and 2023, and total return by 0.09% and 0.11%, for the year ended December 31, 2024 and 2023, respectively.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Science and Technology Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$29.09	$22.97	$17.45	$29.51	$35.87

Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.15)	(0.06)	(0.10)	(0.30)
Net realized and unrealized gain (loss)	8.55	7.08[2]	6.70[2]	(9.11)	5.51
Total from investment operations	8.37	6.93	6.64	(9.21)	5.21

Less dividends and distributions from:
Net realized gain	(4.80)	(0.81)	(1.12)	(2.85)	(11.57)
Total dividends and distributions	(4.80)	(0.81)	(1.12)	(2.85)	(11.57)

Net asset value, end of period	$32.66	$29.09	$22.97	$17.45	$29.51

Total return[3]	33.36%	30.59%[2]	39.04%[2]	(31.83%)	15.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$770,095	$646,646	$566,122	$450,560	$707[4]
Ratio of expenses to average net assets[5]	1.15%	1.16%	1.14%	1.17%	1.14%
Ratio of expenses to average net assets prior to fees waived[5]	1.15%	1.16%	1.14%	1.17%	1.14%
Ratio of net investment loss to average net assets	(0.61%)	(0.54%)	(0.30%)	(0.48%)	(0.79%)
Ratio of net investment loss to average net assets prior to fees waived	(0.61%)	(0.54%)	(0.30%)	(0.48%)	(0.79%)
Portfolio turnover	77%	37%	36%	58%	55%
[1]	Calculated using average shares outstanding.
[2]	Amount includes a non-recurring payment for litigation proceeds, which represents a class action settlement received by the Series. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 for the year ended December 31, 2024 and 2023, and total return by 0.09% and 0.11%, for the year ended December 31, 2024 and 2023, respectively.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Small Cap Growth Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$6.70	$5.85	$6.11	$11.01	$12.15

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.04)	(0.02)	(0.03)	(0.07)
Net realized and unrealized gain (loss)	0.96	0.89	0.77[2]	(2.97)	0.55
Payment by affiliates	—	—	—	0.12[3]	—
Total from investment operations	0.92	0.85	0.75	(2.88)	0.48

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.14)
Net realized gain	—	—	(1.01)	(2.02)	(1.48)
Total dividends and distributions	—	—	(1.01)	(2.02)	(1.62)

Net asset value, end of period	$7.62	$6.70	$5.85	$6.11	$11.01

Total return[4]	13.73%	14.53%	13.36%[2]	(26.61%)[3]	4.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,191	$16,833	$20,157	$17,454	$47[5]
Ratio of expenses to average net assets[6]	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[6]	0.95%	0.93%	0.93%	0.93%	0.90%
Ratio of net investment loss to average net assets	(0.63%)	(0.58%)	(0.36%)	(0.34%)	(0.56%)
Ratio of net investment loss to average net assets prior to fees waived	(0.69%)	(0.62%)	(0.40%)	(0.38%)	(0.57%)
Portfolio turnover	74%	72%	64%	100%	48%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Series. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.16%.
[3]	During the year ended December 31, 2022, Delaware Management Company reimbursed the Series $5,772,824 for losses related to a trade error. Total return for the year ended December 31, 2022 includes the impact of the payment from affiliate. Total return would have been lower by 1.09% excluding payment from affiliate.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Small Cap Growth Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$6.57	$5.75	$6.04	$10.94	$12.08

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.05)	(0.04)	(0.04)	(0.10)
Net realized and unrealized gain (loss)	0.94	0.87	0.76[2]	(2.98)	0.56
Payment by affiliates	—	—	—	0.14[3]	—
Total from investment operations	0.88	0.82	0.72	(2.88)	0.46

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.12)
Net realized gain	—	—	(1.01)	(2.02)	(1.48)
Total dividends and distributions	—	—	(1.01)	(2.02)	(1.60)

Net asset value, end of period	$7.45	$6.57	$5.75	$6.04	$10.94

Total return[4]	13.39%	14.26%	13.11%[2]	(26.83%)[3]	3.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$193,050	$190,827	$189,271	$181,456	$391[5]
Ratio of expenses to average net assets[6]	1.14%	1.14%	1.14%	1.14%	1.14%
Ratio of expenses to average net assets prior to fees waived[6]	1.20%	1.18%	1.18%	1.18%	1.15%
Ratio of net investment loss to average net assets	(0.87%)	(0.83%)	(0.61%)	(0.58%)	(0.80%)
Ratio of net investment loss to average net assets prior to fees waived	(0.93%)	(0.87%)	(0.65%)	(0.62%)	(0.81%)
Portfolio turnover	74%	72%	64%	100%	48%
[1]	Calculated using average shares outstanding.
[2]	Amount includes a non-recurring payment for litigation proceeds, which represents a class action settlement received by the Series. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.17%.
[3]	During the year ended December 31, 2022, Delaware Management Company reimbursed the Series $5,772,824 for losses related to a trade error. Total return for the year ended December 31, 2022 includes the impact of the payment from affiliate. Total return would have been lower by 1.28% excluding payment from affiliate.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura VIP Smid Cap Core Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$13.10	$11.52	$11.14	$16.73	$13.85

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.01	0.04	0.03	(0.02)
Net realized and unrealized gain (loss)	1.00	1.63	1.54	(2.57)	2.90
Total from investment operations	1.02	1.64	1.58	(2.54)	2.88

Less dividends and distributions from:
Net investment income	(0.02)	(0.04)	(0.02)	—	—
Net realized gain	(0.56)	(0.02)	(1.18)	(3.05)	—
Total dividends and distributions	(0.58)	(0.06)	(1.20)	(3.05)	—

Net asset value, end of period	$13.54	$13.10	$11.52	$11.14	$16.73

Total return[2]	8.39%[3]	14.26%	15.71%	(14.84%)	20.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181,120	$207,365	$224,518	$158,111	$182[4]
Ratio of expenses to average net assets[5]	1.19%	1.18%	1.17%	1.22%	1.17%
Ratio of expenses to average net assets prior to fees waived[5]	1.20%	1.18%	1.17%	1.22%	1.17%
Ratio of net investment income (loss) to average net assets	0.14%	0.12%	0.36%	0.24%	(0.10%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.13%	0.12%	0.36%	0.24%	(0.10%)
Portfolio turnover	15%	10%	26%	113%	79%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Ivy Variable Insurance Portfolios
December 31, 2025
Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 24 series. These financial statements and the related notes pertain to 11 series: Nomura VIP Asset Strategy Series (formerly, Macquarie VIP Asset Strategy Series through November 30, 2025), Nomura VIP Balanced Series (formerly, Macquarie VIP Balanced Series through November 30, 2025), Nomura VIP Energy Series (formerly, Macquarie VIP Energy Series through November 30, 2025), Nomura VIP Growth Series (formerly, Macquarie VIP Growth Series through November 30, 2025), Nomura VIP High Income Series (formerly, Macquarie VIP High Income Series through November 30, 2025), Nomura VIP International Core Equity Series (formerly, Macquarie VIP International Core Equity Series through November 30, 2025), Nomura VIP Mid Cap Growth Series (formerly, Macquarie VIP Mid Cap Growth Series through November 30, 2025), Nomura VIP Natural Resources Series (formerly, Macquarie VIP Natural Resources Series through November 30, 2025), Nomura VIP Science and Technology Series (formerly, Macquarie VIP Science and Technology Series through November 30, 2025), Nomura VIP Small Cap Growth Series (formerly, Macquarie VIP Small Cap Growth Series through November 30, 2025), and Nomura VIP Smid Cap Core Series (formerly, Macquarie VIP Smid Cap Core Series through November 30, 2025), (each, a Series and collectively, the Series). The Trust is an open-end investment company. Each of the Series (other than Nomura VIP Energy Series, Nomura VIP Growth Series, and Nomura VIP Science and Technology Series) are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act). Nomura VIP Energy Series, Nomura VIP Growth Series, and Nomura VIP Science and Technology Series are non-diversified as defined in the 1940 Act.
Each Series offers Service class (formerly, Class II) shares. Nomura VIP Asset Strategy Series, Nomura VIP Energy Series, Nomura VIP High Income Series, Nomura VIP International Core Equity Series, Nomura VIP Mid Cap Growth Series, Nomura VIP Science and Technology Series, and Nomura VIP Small Cap Growth Series also offer Standard class (formerly, Class I) shares. The Standard class shares do not carry a distribution and service (12b-1) fee and the Service class shares carry a 12b-1 fee. The shares of the Series are sold only to variable life insurance separate accounts and variable annuity separate accounts.
1. Significant Accounting Policies
Each Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Basis of Consolidation  —  Ivy VIP ASF II, Ltd. (referred to as the Subsidiary in this subsection), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Nomura VIP Asset Strategy Series (referred to as the Series in this subsection). Ivy VIP ASF III (SBP), LLC (the Company), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Series. The Subsidiary and the Company act as investment vehicles for the Series, in order to affect certain investments for the Series consistent with the Series’ investment objectives and policies as specified in its prospectus and statement of additional information. The Series’ investment portfolio has been consolidated and includes the portfolio holdings of the Series, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Series, its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Series and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Series will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company. The date of incorporation of the Subsidiary and Company was January 31, 2013 and April 9, 2013, respectively. As of December 31, 2025, the total net assets held by the Subsidiary is $46,088,042, or approximately 7.92% of the Series' net assets and the total net assets held by the Company is $57,709, or approximately 0.01% of the Series' net assets.
NC Macau II Ltd. (referred to as the Subsidiary in this subsection), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Nomura VIP High Income Series (referred to as the Series in this subsection). The Subsidiary acts as an investment vehicle for the Series, in order to affect certain investments for the Series consistent with the Series' investment objectives and policies as specified in its prospectus and statement of additional information. The Series' investment portfolio has been consolidated and includes the portfolio holdings of the Series and its Subsidiary. The consolidated financial statements include the accounts of the Series and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Series and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Series will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary conferred upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and conferred upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The date of incorporation of the Subsidiary was July 7, 2025. As of December 31, 2025, the total net assets held by the Subsidiary is $1,262,638, or approximately 0.16%, of the Series' net assets.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (Policy). Fixed income security and CDS contracts valuations are then reviewed by DMC as part of its duties as each Series’ valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. An adjustment factor may be applied to the daily vendor provided price for certain security/instrument types to arrive at a fair value for the applicable positions. The adjustment factor is determined by comparing the prices of trades with vendor prices over a time period deemed reasonable by DMC, calculating the weighted average differences, and using that difference to adjust vendor prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts are valued at the daily quoted settlement prices. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Series may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Series evaluates tax positions taken or expected to be taken in the course of preparing each Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Series’ tax positions taken or expected to be taken on each Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in each Series’ financial statements. In regard to foreign taxes only, each Series has open tax years in certain foreign countries in which it invests that may date back to the inception of each Series. If applicable, each Series recognizes interest and tax

Notes to financial statements
Ivy Variable Insurance Portfolios
1. Significant Accounting Policies (continued)
penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statements of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
As a result of several court cases, in certain countries across the European Union, certain Series filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). Income recognized, if any, for EU reclaims is reflected as “Reclaim income” on the “Statements of operations.” Any fees associated with these filings are included on the “Statements of operations” under “Other.” For US income tax purposes, EU reclaims received by the Series, if any, reduce the amount of foreign taxes Series shareholders can use as tax deductions or credits on their income tax returns.
The Company is subject to US federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.
The Company's income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit) for the year ended December 31, 2025:
Tax expense/(benefit):	Current	Deferred	Total
Federal	$ —	$815,362	$815,362
State	—	1,168,943	1,168,943
Valuation allowance	—	(1,984,305)	(1,984,305)
Total tax expense/(benefit)	$ —	$ —	$ —
Components of the Company's deferred tax assets and liabilities as of December 31, 2025 are as follows:
Deferred tax assets/(liabilities):
Basis in partnerships	$731,180
Net operating loss	4,157,890
Capital loss carryover	2,439,028
Total net deferred tax asset/(liability) before valuation allowance	7,328,098
Less: valuation allowance	(7,328,098)
Net deferred tax asset/(liability)	$ —
Net operating loss carryforwards are available to offset future taxable income of the Company. The Company had cumulative net operating loss carryforwards as of its most recent tax year ending December 31, 2025, of $19,776,205. Net operating loss carryforwards from 2014 – 2017 expire within 20 years and net operating loss carryforwards originating in 2018 and forward do not expire. The Company had capital loss carryforward of $8,431,341 as of its most recent tax year ending December 31, 2025. This capital loss was generated in 2025 and would expire in 2030 if unused.
For the year ended December 31, 2025, the Company had determined that Kansas net operating loss represented by the deferred tax asset of $789,588 as of December 31, 2024 has no value because the Company no longer has a taxable presence in Kansas. As of December 31, 2024 the Kansas deferred tax asset had been offset by a valuation allowance. These financial statements reflect the elimination of the gross deferred tax asset and related valuation allowance. The net impact to equity is zero.
The recoverability of deferred tax assets is based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If the Company concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all of the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.

The difference between the statutory income tax rate, 21%, and the actual effective tax rate, as reported for the year ended December 31, 2025, are as follows:

The Company's pre-tax income, all domestic	$(35,683)
Pre-tax income/(loss) at the statutory rate	$(7,493)
Adjustments to prior year deferred taxes	822,855
State income tax expenses, net of federal benefit	—
Less: valuation allowance	(815,362)
Total income tax expense/(benefit)	$ —
The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on US tax returns filed since inception of the Company. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Tax years December 31, 2022 and later are open to examination by federal and state tax authorities under the applicable statute of limitations.
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of each Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Underlying Funds — Each Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Series may invest include ETFs. Each Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.
To Be Announced Trades (TBA) —  Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series' ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. No TBA were outstanding at December 31, 2025.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments — Each Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, each Series intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Notes to financial statements
Ivy Variable Insurance Portfolios
1. Significant Accounting Policies (continued)
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, each Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of each Series under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to a Series are charged directly to that Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which each Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. When a loan agreement is purchased, certain Series may pay an assignment fee. On an ongoing basis, certain Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that each Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Series’ understanding of the applicable country’s tax rules and rates. Certain Series file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statements of operations” include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Series will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. Each Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. Each Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment's profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity's segments impact overall performance. Each Series' Chief Executive Officer and Chief Financial Officer act as each Series' chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that each Series has a single operating segment since each Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on each Series' portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in each Series' financial statements. Adoption of the new standard impacted each Series' financial statements note disclosures only, and did not affect any Series' financial position or the results of its operations.

Each Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, each Series earned the following amounts under this arrangement:
Series	Custody Credits
Nomura VIP Asset Strategy Series	$6,640
Nomura VIP Balanced Series	7,788
Nomura VIP Energy Series	—
Nomura VIP Growth Series	—
Nomura VIP High Income Series	17,731
Nomura VIP International Core Equity Series	57
Nomura VIP Mid Cap Growth Series	—
Nomura VIP Natural Resources Series	1
Nomura VIP Science and Technology Series	317
Nomura VIP Small Cap Growth Series	17
Nomura VIP Smid Cap Core Series	—
Each Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, each Series earned the following amounts under this arrangement:
Series	Earnings Credits
Nomura VIP Asset Strategy Series	$12
Nomura VIP Balanced Series	6
Nomura VIP Energy Series	6
Nomura VIP Growth Series	7
Nomura VIP High Income Series	13
Nomura VIP International Core Equity Series	14
Nomura VIP Mid Cap Growth Series	9
Nomura VIP Natural Resources Series	4
Nomura VIP Science and Technology Series	8
Nomura VIP Small Cap Growth Series	8
Nomura VIP Smid Cap Core Series	6
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly based on each Series’ average daily net assets as follows:
Series	Management Fee (annual rate as a percentage of average daily net assets)
Nomura VIP Asset Strategy Series	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Nomura VIP Balanced Series	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Series	Management Fee (annual rate as a percentage of average daily net assets)
Nomura VIP Energy Series	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Nomura VIP Growth Series	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Nomura VIP High Income Series	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion.

Nomura VIP International Core Equity Series	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Nomura VIP Mid Cap Growth Series	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Nomura VIP Natural Resources Series	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Nomura VIP Science and Technology Series	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Nomura VIP Small Cap Growth Series	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Nomura VIP Smid Cap Core Series	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding the following percentages of certain Series’ average daily net assets from January 1, 2025 (except as noted) through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and each Series. The waivers and reimbursements are accrued daily and received monthly.
Series	Operating expense limitation as a percentage of average daily net assets
Nomura VIP Asset Strategy Series	0.60%
Nomura VIP Balanced Series	0.77%
Nomura VIP Energy Series	0.86%*
Nomura VIP Growth Series	0.76%**
Nomura VIP International Core Equity Series	0.86%
Nomura VIP Mid Cap Growth Series	0.85%
Nomura VIP Natural Resources Series	0.98%**
Nomura VIP Small Cap Growth Series	0.89%
Nomura VIP Smid Cap Core Series	0.94%**
*	Effective May 1, 2025. Prior to May 1, 2025, the amount was 0.92%.
**	Effective May 1, 2025. Prior to May 1, 2025, the Series had no expense limitation.
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from January 1, 2025 (except as noted) through April 30, 2026, unless terminated by agreement of DMC and the Series, is as follows:
	Operating expense limitation as a percentage of average daily net assets
Series	Standard Class	Service Class
Nomura VIP Asset Strategy Series	0.60%	0.85%
Nomura VIP Balanced Series	n/a	1.02%
Nomura VIP Energy Series	0.86%*	1.11%*
Nomura VIP Growth Series	n/a	1.01%**
Nomura VIP International Core Equity Series	0.86%	1.11%
Nomura VIP Mid Cap Growth Series	0.85%	1.10%
Nomura VIP Natural Resources Series	n/a	1.23%**
Nomura VIP Small Cap Growth Series	0.89%	1.14%
Nomura VIP Smid Cap Core Series	n/a	1.19%**
*	Effective May 1, 2025. Prior to May 1, 2025, the amounts were as follows for Standard Class and Service Class, respectively: 0.92% and 1.17%.
**	Effective May 1, 2025. Prior to May 1, 2025, the Series had no expense limitation.
Nomura VIP High Income Series and Nomura VIP Science and Technology Series did not have any expense limitation.
With respect to Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, and Nomura VIP High Income Series:
Prior to the Closing Date, DMC had entered into sub-advisory agreements on behalf of the Series with Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). As of the Closing Date, MIMAK and MIMEL no longer served as sub-advisors to the Series and MIMGL no longer served as a sub-advisor to Nomura VIP High Income Series. As of the Closing Date, DMC entered into a new sub-advisory agreement with MIMGL serving as an unaffiliated sub-advisor on behalf of Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series.

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Prior to the Closing Date, DMC and MIMAK were primarily responsible for the day-to-day management of the Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series. In addition, DMC also sought fixed income investment advice and recommendations from MIMAK and DMC also permitted MIMAK to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believed it would have been beneficial to utilize MIMAK’s specialized market knowledge.
With respect to each Series, DMC has principal responsibility for the Series and DMC, prior to the Closing Date, sought investment advice and recommendations from MIMEL and permitted MIMEL to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believed it would have been beneficial to utilize MIMEL’s specialized market knowledge.
With respect to each Series, DMC has principal responsibility for the Series and may seek investment advice and recommendations from MIMGL and may permit MIMGL to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. In addition, with respect to Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series, MIMGL is responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.
With respect to Nomura VIP High Income Series, prior to the Closing Date, DMC sought investment advice and recommendations from MIMAK, MIMEL and MIMGL and permitted each to execute Series security trades on behalf of DMC and exercise investment discretion in certain markets where DMC believed it would have been beneficial to utilize the specialized market knowledge of each of MIMAK, MIMEL and/or MIMGL.
With respect to Nomura VIP Energy Series, Nomura VIP Growth Series, Nomura VIP International Core Equity Series, Nomura VIP Mid Cap Growth Series, Nomura VIP Natural Resources Series, Nomura VIP Science and Technology Series, Nomura VIP Small Cap Growth Series, and Nomura VIP Smid Cap Core Series:
DMC has principal responsibility for the Series and, prior to the Closing Date, sought quantitative support from MIMGL and utilized MIMGL to execute Series security trades on behalf of DMC. Also as of the Closing Date, MIMGL no longer served as a sub-advisor to the Series.
Effective October 1, 2025, Van Eck Associates Corporation (VanEck) serves as sub-advisor to  Nomura VIP Energy Series and Nomura VIP Natural Resources Series. DMC seeks non-discretionary model portfolio and allocation recommendations from VanEck with respect to Nomura VIP Energy Series and Nomura VIP Natural Resources Series natural resources sleeve based upon which DMC will purchase and sell natural resources securities for Nomura VIP Energy Series and Nomura VIP Natural Resources Series.
Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each sub-advisor.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, each Series paid for these services as follows:
Series	Fees
Nomura VIP Asset Strategy Series	$30,098
Nomura VIP Balanced Series	14,051
Nomura VIP Energy Series	7,279
Nomura VIP Growth Series	31,131
Nomura VIP High Income Series	39,451
Nomura VIP International Core Equity Series	38,781
Nomura VIP Mid Cap Growth Series	21,575
Nomura VIP Natural Resources Series	7,533
Nomura VIP Science and Technology Series	36,152

Series	Fees
Nomura VIP Small Cap Growth Series	$12,778
Nomura VIP Smid Cap Core Series	12,320
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, each Series paid for these services as follows:
Series	Fees
Nomura VIP Asset Strategy Series	$43,041
Nomura VIP Balanced Series	16,577
Nomura VIP Energy Series	5,408
Nomura VIP Growth Series	44,749
Nomura VIP High Income Series	58,468
Nomura VIP International Core Equity Series	57,364
Nomura VIP Mid Cap Growth Series	28,984
Nomura VIP Natural Resources Series	5,826
Nomura VIP Science and Technology Series	53,018
Nomura VIP Small Cap Growth Series	14,477
Nomura VIP Smid Cap Core Series	13,722
Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to each Series. Sub-transfer agency fees are paid by each Series and are also included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, each Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay a 12b-1 fee.
As provided in the investment management agreement, each Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Series. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2025, each Series paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:
Series	Fees
Nomura VIP Asset Strategy Series	$15,442
Nomura VIP Balanced Series	27,325
Nomura VIP Energy Series	1,991
Nomura VIP Growth Series	13,924
Nomura VIP High Income Series	24,044
Nomura VIP International Core Equity Series	16,912
Nomura VIP Mid Cap Growth Series	8,608
Nomura VIP Natural Resources Series	2,073
Nomura VIP Science and Technology Series	14,886
Nomura VIP Small Cap Growth Series	4,298
Nomura VIP Smid Cap Core Series	4,162
Trustees’ fees include expenses accrued by each Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
In addition to the management fees and other expenses of a Series, a Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
During the year ended December 31, 2025, DMC reimbursed Nomura Ivy VIP High Income Series $3,388 in connection with trade errors. This amount is included in “Net increase from payment by affiliates” in the "Consolidated statement of operations." Payment by affiliates had no impact on total return.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of each Series' investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for each Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and each Series' name changes reflected below went effective.
Series Name Prior to December 1, 2025	Series Name Effective December 1, 2025
Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series
Macquarie VIP Balanced Series	Nomura VIP Balanced Series
Macquarie VIP Energy Series	Nomura VIP Energy Series
Macquarie VIP Growth Series	Nomura VIP Growth Series
Macquarie VIP High Income Series	Nomura VIP High Income Series
Macquarie VIP International Core Equity Series	Nomura VIP International Core Equity Series
Macquarie VIP Mid Cap Growth Series	Nomura VIP Mid Cap Growth Series
Macquarie VIP Natural Resources Series	Nomura VIP Natural Resources Series
Macquarie VIP Science and Technology Series	Nomura VIP Science and Technology Series
Macquarie VIP Small Cap Growth Series	Nomura VIP Small Cap Growth Series
Macquarie VIP Smid Cap Core Series	Nomura VIP Smid Cap Core Series
An affiliated issuer includes any company in which a Series held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment advisor or sub-advisor to a Series is deemed to exercise, directly or indirectly, a certain level of control over the company. A summary of the transactions in affiliated companies during the year ended December 31, 2025 was as follows:
Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments	Value, end of period	Shares	Dividends
Nomura VIP Asset Strategy Series
Exchange-Traded Fund—1.04%
Nomura Focused Emerging Markets Equity ETF
$—	$6,055,408	$—	$—	$16,812	$6,072,220	151,051	$167,504

3. Investments
For the year ended December 31, 2025, each Series made purchases and sales of investment securities other than short-term investments as follows:
Series	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Nomura VIP Asset Strategy Series	$269,686,837	$157,986,444	$303,444,167	$180,756,144
Nomura VIP Balanced Series	100,597,947	48,299,000	112,069,838	55,154,544
Nomura VIP Energy Series	42,019,827	—	46,585,398	—
Nomura VIP Growth Series	154,083,445	—	389,760,085	—
Nomura VIP High Income Series	317,897,867	—	341,456,418	—
Nomura VIP International Core Equity Series	673,206,604	—	811,121,713	—
Nomura VIP Mid Cap Growth Series	197,267,624	—	241,410,988	—
Nomura VIP Natural Resources Series	36,020,342	—	45,209,550	—
Nomura VIP Science and Technology Series	536,883,396	—	550,255,453	—
Nomura VIP Small Cap Growth Series	140,699,772	—	177,974,546	—
Nomura VIP Smid Cap Core Series	27,178,788	—	63,584,605	—
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Series were as follows:
Series	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Nomura VIP Asset Strategy Series	$481,766,252	$143,305,075	$(46,070,124)	$97,234,951
Nomura VIP Balanced Series	180,937,779	43,076,782	(2,423,759)	40,653,023
Nomura VIP Energy Series	73,784,931	6,453,113	(6,212,149)	240,964
Nomura VIP Growth Series	312,362,388	206,753,268	(8,278,885)	198,474,383
Nomura VIP High Income Series	779,257,961	22,307,237	(37,983,785)	(15,676,548)
Nomura VIP International Core Equity Series	640,356,077	137,746,872	(27,906,587)	109,840,285
Nomura VIP Mid Cap Growth Series	330,418,922	68,316,946	(26,961,935)	41,355,011
Nomura VIP Natural Resources Series	77,667,525	16,896,729	(6,617,571)	10,279,158
Nomura VIP Science and Technology Series	596,530,929	267,952,324	(13,366,402)	254,585,922
Nomura VIP Small Cap Growth Series	160,821,872	39,857,952	(5,907,798)	33,950,154
Nomura VIP Smid Cap Core Series	149,100,698	43,476,341	(11,302,470)	32,173,871
US GAAP defines fair value as the price that each Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments (continued)
asset or liability based on the best information available under the circumstances. Each Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including each Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. Each Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Series’ investments by fair value hierarchy levels as of December 31, 2025:
	Nomura VIP Asset Strategy Series
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$—	$555,220	$555,220
Agency Commercial Mortgage-Backed Securities	—	865,294	124,859	990,153
Agency Mortgage-Backed Securities	—	47,742,152	—	47,742,152
Bullion	45,998,986	—	—	45,998,986
Collateralized Loan Obligations	—	3,413,492	—	3,413,492
Common Stocks
Communication Services	18,451,987	5,104,742	—	23,556,729
Consumer Discretionary	30,657,549	4,635,145	—	35,292,694
Consumer Staples	20,659,791	5,197,785	—	25,857,576
Energy	5,251,354	—	—	5,251,354
Financials	38,858,195	21,778,562	18,240	60,654,997
Healthcare	28,168,246	10,654,276	—	38,822,522
Industrials	21,408,659	24,612,721	—	46,021,380
Information Technology	74,941,435	21,146,198	—	96,087,633
Materials	4,751,576	—	—	4,751,576
Utilities	—	4,904,494	—	4,904,494
Corporate Bonds	—	55,929,029	—	55,929,029
Exchange-Traded Funds	29,171,257	—	—	29,171,257

	Nomura VIP Asset Strategy Series
	Level 1	Level 2	Level 3	Total
Government Agency Obligations	$—	$983,237	$—	$983,237
Limited Liability Corporation	—	—	37,700	37,700
Municipal Bonds	—	720,424	—	720,424
Non-Agency Asset-Backed Securities	—	7,617,535	—	7,617,535
Non-Agency Collateralized Mortgage Obligations	—	5,385,412	—	5,385,412
Non-Agency Commercial Mortgage-Backed Securities	—	14,452,734	—	14,452,734
Preferred Stock	—	185,835	—	185,835
US Treasury Obligations	—	20,997,999	—	20,997,999
Short-Term Investments	3,800,000	—	—	3,800,000
Total Value of Securities	$322,119,035	$256,327,066	$736,019	$579,182,120

Derivatives[1]
Assets:
Centrally Cleared Credit Default Swap Contracts	$—	$12,518	$—	$12,518
Futures Contracts	39,129	—	—	39,129

Liabilities:
Futures Contracts	$(232,564)	$—	$—	$(232,564)

[1]Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Nomura VIP Balanced Series
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$616,691	$—	$616,691
Agency Commercial Mortgage-Backed Securities	—	529,900	—	529,900
Agency Mortgage-Backed Securities	—	19,989,522	—	19,989,522
Common Stocks
Communication Services	16,115,152	—	—	16,115,152
Consumer Discretionary	11,608,398	—	—	11,608,398
Consumer Staples	2,985,421	—	—	2,985,421
Financials	24,323,425	—	8,587	24,332,012
Healthcare	11,444,765	—	—	11,444,765
Industrials	16,604,032	—	—	16,604,032
Information Technology	45,772,286	—	—	45,772,286
Materials	2,868,318	—	—	2,868,318
Utilities	3,122,195	—	—	3,122,195
Corporate Bonds	—	23,626,112	—	23,626,112

Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments (continued)
	Nomura VIP Balanced Series
	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$16,972,731	$—	$—	$16,972,731
Government Agency Obligations	—	45,084	—	45,084
Municipal Bonds	—	282,140	—	282,140
Non-Agency Asset-Backed Securities	—	2,654,589	—	2,654,589
Non-Agency Collateralized Mortgage Obligations	—	1,992,854	—	1,992,854
Non-Agency Commercial Mortgage-Backed Securities	—	6,959,028	—	6,959,028
Preferred Stock	—	87,676	—	87,676
US Treasury Obligations	—	10,343,491	—	10,343,491
Short-Term Investments	2,700,000	—	—	2,700,000
Total Value of Securities	$154,516,723	$67,127,087	$8,587	$221,652,397

Derivatives[1]
Assets:
Centrally Cleared Credit Default Swap Contracts	$—	$4,918	$—	$4,918
Futures Contracts	19,204	—	—	19,204

Liabilities:
Futures Contracts	$(85,717)	$—	$—	$(85,717)

[1]Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Nomura VIP Energy Series
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Coal & Consumable Fuels	$4,432,035	$—	$4,432,035
Electrical Components & Equipment	658,394	—	658,394
Heavy Electrical Equipment	373,188	—	373,188
Independent Power Producers & Energy Traders	286,845	—	286,845
Integrated Oil & Gas	8,084,074	7,620,621	15,704,695
Oil & Gas Drilling	3,646,805	—	3,646,805
Oil & Gas Equipment & Services	3,464,619	—	3,464,619
Oil & Gas Exploration & Production	35,626,062	—	35,626,062
Oil & Gas Refining & Marketing	4,615,832	—	4,615,832
Oil & Gas Storage & Transportation	1,117,435	—	1,117,435
Semiconductors	755,738	—	755,738
Master Limited Partnerships	2,403,957	—	2,403,957
Short-Term Investments	940,290	—	940,290
Total Value of Securities	$66,405,274	$7,620,621	$74,025,895

Nomura VIP Growth Series
Level 1
Securities
Assets:
Common Stocks	$508,825,080
Short-Term Investments	2,011,691
Total Value of Securities	$510,836,771
	Nomura VIP High Income Series
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Collateralized Loan Obligations	$—	$43,845,300	$—	$43,845,300
Common Stocks
Consumer Discretionary	3,028,459	—	—[1]	3,028,459
Energy	—	—	25,212	25,212
Financials	—	—	1,253,518	1,253,518
Convertible Bond	—	—	4,080,265	4,080,265
Corporate Bonds	—	628,659,073	—	628,659,073
Exchange-Traded Funds	16,647,777	—	—	16,647,777
Loan Agreements	—	47,142,430	—	47,142,430
Short-Term Investments	18,899,379	—	—	18,899,379
Total Value of Securities	$38,575,615	$719,646,803	$5,358,995	$763,581,413

[1]The security that has been valued at zero on the “Consolidated Schedules of investments” is considered to be a Level 3 investment in this table.
	Nomura VIP International Core Equity Series
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Brazil	$54,596,814	$—	$54,596,814
Canada	31,013,990	—	31,013,990
China	—	64,546,742	64,546,742
Denmark	9,743,149	—	9,743,149
Finland	9,065,741	—	9,065,741
France	—	10,673,479	10,673,479
Germany	5,585,574	61,343,539	66,929,113
Hong Kong	—	26,357,769	26,357,769
India	—	49,297,922	49,297,922
Ireland	14,837,263	13,462,493	28,299,756
Japan	—	76,537,214	76,537,214
Luxembourg	—	11,331,982	11,331,982
Netherlands	12,953,153	40,612,361	53,565,514
Singapore	31,785,609	—	31,785,609
South Korea	—	41,183,958	41,183,958

Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments (continued)
	Nomura VIP International Core Equity Series
	Level 1	Level 2	Total
Spain	$—	$18,368,974	$18,368,974
Switzerland	—	8,816,030	8,816,030
Taiwan	—	46,551,949	46,551,949
United Kingdom	13,238,292	60,068,203	73,306,495
United States	24,520,059	—	24,520,059
Short-Term Investments	13,704,103	—	13,704,103
Total Value of Securities	$221,043,747	$529,152,615	$750,196,362
Nomura VIP Mid Cap Growth Series
Level 1
Securities
Assets:
Common Stocks	$362,482,615
Short-Term Investments	9,291,318
Total Value of Securities	$371,773,933
	Nomura VIP Natural Resources Series
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Agricultural Products	$1,794,784	$—	$—	$1,794,784
Aluminum	2,673,686	—	—	2,673,686
Coal & Consumable Fuels	4,127,146	—	—	4,127,146
Commodity Chemicals	1,613,188	—	—	1,613,188
Construction & Engineering	1,857,836	—	—	1,857,836
Construction Materials	—	4,175,588	—	4,175,588
Diversified Metals & Mining	4,424,769	2,874,654	—[1]	7,299,423
Fertilizers & Agricultural Chemicals	6,217,506	—	—	6,217,506
Forest Products	3,628,360	—	—	3,628,360
Gold	12,386,592	—	—	12,386,592
Integrated Oil & Gas	2,908,376	4,288,865	—	7,197,241
Oil & Gas Drilling	2,082,971	—	—	2,082,971
Oil & Gas Exploration & Production	13,400,633	—	—	13,400,633
Oil & Gas Refining & Marketing	2,801,772	—	—	2,801,772
Oil & Gas Storage & Transportation	848,986	—	—	848,986
Paper Packaging	2,718,776	—	—	2,718,776
Precious Metals & Minerals	—	3,013,401	—	3,013,401
Semiconductors	2,079,652	—	—	2,079,652

	Nomura VIP Natural Resources Series
	Level 1	Level 2	Level 3	Total
Specialty Chemicals	$1,966,258	$—	$—	$1,966,258
Steel	5,212,860	—	—	5,212,860
Short-Term Investments	850,024	—	—	850,024
Total Value of Securities	$73,594,175	$14,352,508	$—	$87,946,683

[1]The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.
	Nomura VIP Science and Technology Series
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$109,538,492	$—	$109,538,492
Consumer Discretionary	85,943,745	—	85,943,745
Financials	7,110,520	—	7,110,520
Healthcare	40,235,961	—	40,235,961
Industrials	29,172,768	—	29,172,768
Information Technology	544,387,911	18,962,953	563,350,864
Short-Term Investments	15,764,501	—	15,764,501
Total Value of Securities	$832,153,898	$18,962,953	$851,116,851
Nomura VIP Small Cap Growth Series
Level 1
Securities
Assets:
Common Stocks	$192,695,128
Short-Term Investments	2,076,898
Total Value of Securities	$194,772,026
	Nomura VIP Smid Cap Core Series
	Level 1	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$4,818,578	$—	$4,818,578
Consumer Discretionary	16,305,697	—	16,305,697
Consumer Staples	5,921,730	—	5,921,730
Energy	7,234,892	—	7,234,892
Financials	29,844,868	—	29,844,868
Healthcare	25,343,170	—[1]	25,343,170
Industrials	41,683,226	—	41,683,226
Information Technology	25,064,908	—	25,064,908

Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments (continued)
	Nomura VIP Smid Cap Core Series
	Level 1	Level 3	Total
Materials	$6,062,912	$—	$6,062,912
Real Estate	11,706,143	—	11,706,143
Utilities	3,710,648	—	3,710,648
Short-Term Investments	3,577,797	—	3,577,797
Total Value of Securities	$181,274,569	$—	$181,274,569

[1]The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.
As a result of utilizing international fair value pricing at December 31, 2025, a portion of the common stock in the portfolio for Nomura VIP Asset Strategy Series, Nomura VIP Energy Series, Nomura VIP Natural Resources Series, and Nomura VIP Science and Technology Series were categorized as Level 2. As a result of utilizing international fair value pricing at December 31, 2025, a majority of the common stock in the portfolio for Nomura VIP International Core Equity Series were categorized as Level 2.
During the year ended December 31, 2025, Nomura VIP Energy Series, Nomura VIP Growth Series, Nomura VIP International Core Equity Series, Nomura VIP Mid Cap Growth Series, Nomura VIP Natural Resources Series, Nomura VIP Science and Technology Series, Nomura VIP Small Cap Growth Series, and Nomura VIP Smid Cap Core Series had no transfers into or out of Level 3 investments. During the year ended December 31, 2025, Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, and Nomura VIP High Income Series had transfers out of Level 3 investments. Each Series' policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when a Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, Nomura VIP Natural Resources Series, and Nomura VIP Smid Cap Core Series’ net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Nomura VIP Asset Strategy Series, Nomura VIP Balanced Series, Nomura VIP High Income Series, Nomura VIP Natural Resources Series, and Nomura VIP Smid Cap Core Series’ net assets at the end of the year. As of December 31, 2025, Nomura VIP Energy Series, Nomura VIP Growth Series, Nomura VIP International Core Equity Series, Nomura VIP Mid Cap Growth Series, Nomura VIP Science and Technology Series, and Nomura VIP Small Cap Growth Series had no Level 3 investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for Nomura VIP High Income Series:
	Common Stocks	Convertible Bond	Total
Balance as of 12/31/24	$ 4,953,267	$ 7,688,302	$ 12,641,569
Amortization	—	28,088	28,088
Purchases	—	95,659	95,659
Sales	(452,194)	—	(452,194)
Net realized gain (loss)	(3,186,576)	—	(3,186,576)
Transfer out	(124,480)	—	(124,480)
Net change in unrealized appreciation (depreciation)	88,713	(3,731,784)	(3,643,071)
Balance as of 12/31/25	$ 1,278,730	$ 4,080,265	$ 5,358,995
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/25	$ (1,205,815)	$ (3,731,784)	$ (4,937,599)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Ordinary income	Long-term capital gains	Return of capital	Total
Year ended December 31, 2025:
Nomura VIP Asset Strategy Series	$8,012,424	$37,122,908	$—	$45,135,332
Nomura VIP Balanced Series	2,763,976	8,366,790	—	11,130,766
Nomura VIP Energy Series	723,623	—	—	723,623
Nomura VIP Growth Series	—	103,397,773	—	103,397,773
Nomura VIP High Income Series	51,319,139	—	—	51,319,139
Nomura VIP International Core Equity Series	7,544,860	37,469,746	—	45,014,606
Nomura VIP Mid Cap Growth Series	—	86,773,786	—	86,773,786
Nomura VIP Natural Resources Series	—	—	—	—
Nomura VIP Science and Technology Series	12,970,642	89,717,801	—	102,688,443
Nomura VIP Small Cap Growth Series	—	—	—	—
Nomura VIP Smid Cap Core Series	2,029,834	5,817,252	—	7,847,086
Year ended December 31, 2024:
Nomura VIP Asset Strategy Series	11,852,407	20,440,387	—	32,292,794
Nomura VIP Balanced Series	2,922,492	—	—	2,922,492
Nomura VIP Energy Series	2,411,968	—	—	2,411,968
Nomura VIP Growth Series	—	94,108,766	—	94,108,766
Nomura VIP High Income Series	51,810,451	—	—	51,810,451
Nomura VIP International Core Equity Series	10,253,083	1,855,881	—	12,108,964
Nomura VIP Mid Cap Growth Series	—	14,406,133	—	14,406,133
Nomura VIP Natural Resources Series	4,081,399	—	365,645	4,447,044
Nomura VIP Science and Technology Series	—	18,976,607	—	18,976,607
Nomura VIP Small Cap Growth Series	—	—	—	—
Nomura VIP Smid Cap Core Series	664,479	371,389	—	1,035,868
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:
	Nomura VIP Asset Strategy Series	Nomura VIP Balanced Series	Nomura VIP Energy Series	Nomura VIP Growth Series
Paid-in capital	$480,044,705	$168,177,290	$82,113,522	$155,874,954
Undistributed ordinary income	2,312,043	3,526,868	1,663,192	—
Undistributed long-term capital gains	2,891,782	10,386,113	—	156,196,130
Capital loss carryforwards	—	—	(9,957,070)	—
Deferred directors fees	(80,403)	(40,804)	(3,878)	(96,610)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	96,560,277	40,653,023	241,688	198,474,383
Net assets	$581,728,404	$222,702,490	$74,057,454	$510,448,857

Notes to financial statements
Ivy Variable Insurance Portfolios
5. Components of Net Assets on a Tax Basis (continued)
	Nomura VIP High Income Series	Nomura VIP International Core Equity Series	Nomura VIP Mid Cap Growth Series	Nomura VIP Natural Resources Series
Paid-in capital	$965,656,890	$566,397,427	$340,276,803	$107,541,677
Undistributed ordinary income	48,521,927	9,896,669	—	1,022,946
Undistributed long-term capital gains	—	65,284,219	—	—
Capital loss carryforwards	(217,518,940)	—	(10,171,661)	(30,984,385)
Deferred directors fees	(32,509)	(48,230)	(16,390)	(10,521)
Unrealized appreciation (depreciation) of investments	(15,675,619)	108,035,239	41,355,011	10,279,124
Net assets	$780,951,749	$749,565,324	$371,443,763	$87,848,841
	Nomura VIP Science and Technology Series	Nomura VIP Small Cap Growth Series	Nomura VIP Smid Cap Core Series
Paid-in capital	$442,362,877	$145,537,486	$138,557,213
Undistributed ordinary income	—	—	310,246
Undistributed long-term capital gains	153,441,372	14,800,041	10,097,201
Deferred directors fees	(34,824)	(46,537)	(18,287)
Unrealized appreciation (depreciation) of investments	254,587,208	33,950,154	32,173,871
Net assets	$850,356,633	$194,241,144	$181,120,244
Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currency and capital gains tax.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, partnership interest, tax recognition of unrealized gain on passive foreign investment companies, investments held within the wholly owned subsidiary, tax treatments of debt restructurings, tax treatments of swaps, mark-to-market on forward foreign currency exchange contracts, mark-to-market on futures, treatment of the transfer of one of the Series' investments to the wholly owned foreign subsidiary, and tax deferral on straddle losses.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to reorganization-related adjustments, write off of net operating loss, tax treatment of gain (loss) on foreign currency transactions, tax treatment of passive foreign investment companies, tax treatment of paydown securities, tax treatment of partnership securities, earnings and profits distributed to shareholders on the redemptions of shares, prior year update to the fund level return of capital, and nondeductible taxes paid. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, certain Series recorded the following reclassifications:
	Paid-in capital	Total distributable earnings (loss)
Nomura VIP Asset Strategy Series	$(41,419)	$41,419
Nomura VIP Energy Series	(648)	648
Nomura VIP Growth Series	(2,170,843)	2,170,843
Nomura VIP High Income Series	(42,599)	42,599
Nomura VIP Mid Cap Growth Series	(2,502,980)	2,502,980
Nomura VIP Science and Technology Series	(960,795)	960,795
Nomura VIP Small Cap Growth Series	(1,691,548)	1,691,548

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2025, capital loss carryforwards available to offset future realized capital gains are as follows:
	Loss carryforward character
	Short-term	Long-term	Total
Nomura VIP Energy Series	$ 121,252	$9,835,818	$ 9,957,070
Nomura VIP High Income Series	16,072,325	201,446,615	217,518,940
Nomura VIP Mid Cap Growth Series	—	10,171,661	10,171,661
Nomura VIP Natural Resources Series	—	30,984,385	30,984,385
6. Capital Shares
Transactions in capital shares were as follows:
	Nomura VIP Asset Strategy Series		Nomura VIP Balanced Series		Nomura VIP Energy Series
	Year ended		Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Standard Class[1]	12,387	14,864	—	—	101,705	67,117
Service Class[2]	3,536,735	3,528,469	619,801	884,368	2,590,492	3,289,954

Shares issued upon reinvestment of dividends and distributions:
Standard Class[1]	4,353	2,563	—	—	2,206	2,694
Service Class[2]	4,604,978	3,467,956	1,883,378	507,377	161,524	450,694
	8,158,453	7,013,852	2,503,179	1,391,745	2,855,927	3,810,459
Shares redeemed:
Standard Class[1]	(3,255)	(109,119)	—	—	(62,269)	(78,158)
Service Class[2]	(10,810,032)	(11,867,382)	(4,428,777)	(5,374,786)	(3,786,159)	(5,365,370)
	(10,813,287)	(11,976,501)	(4,428,777)	(5,374,786)	(3,848,428)	(5,443,528)
Net decrease	(2,654,834)	(4,962,649)	(1,925,598)	(3,983,041)	(992,501)	(1,633,069)

Notes to financial statements
Ivy Variable Insurance Portfolios
6. Capital Shares (continued)
	Nomura VIP Growth Series		Nomura VIP High Income Series		Nomura VIP International Core Equity Series
	Year ended		Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Standard Class[1]	—	—	286,482	831,517	1,221,673	23,243,803
Service Class[2]	1,352,872	2,003,582	20,206,304	31,179,133	310,757	689,480

Shares from reorganization:[3]
Standard Class[1]	—	—	—	—	—	10,306,427
Service Class[2]	—	—	—	—	—	70,825

Shares issued upon reinvestment of dividends and distributions:
Standard Class[1]	—	—	369,550	369,198	1,669,661	461,870
Service Class[2]	12,009,033	9,782,616	18,284,820	17,938,382	830,243	244,335
	13,361,905	11,786,198	39,147,156	50,318,230	4,032,334	35,016,740
Shares redeemed:
Standard Class[1]	—	—	(963,762)	(1,051,348)	(6,657,866)	(6,351,311)
Service Class[2]	(26,450,621)	(15,599,986)	(41,986,915)	(47,530,511)	(2,191,199)	(25,270,853)
	(26,450,621)	(15,599,986)	(42,950,677)	(48,581,859)	(8,849,065)	(31,622,164)
Net increase (decrease)	(13,088,716)	(3,813,788)	(3,803,521)	1,736,371	(4,816,731)	3,394,576
	Nomura VIP Mid Cap Growth Series		Nomura VIP Natural Resources Series		Nomura VIP Science and Technology Series
	Year ended		Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Standard Class[1]	149,211	116,769	—	—	2,371,798	9,305
Service Class[2]	4,205,797	2,955,368	1,609,771	1,710,168	1,658,548	1,759,647

Shares issued upon reinvestment of dividends and distributions:
Standard Class[1]	143,231	248,089	—	—	16,567	2,967
Service Class[2]	11,578,890	1,148,459	—	909,416	4,005,270	727,969
	16,077,129	4,468,685	1,609,771	2,619,584	8,052,183	2,499,888
Shares redeemed:
Standard Class[1]	(1,606,910)	(8,323,861)	—	—	(91,110)	(13,539)
Service Class[2]	(6,951,596)	(6,845,225)	(3,659,839)	(5,784,063)	(4,313,201)	(4,902,486)
	(8,558,506)	(15,169,086)	(3,659,839)	(5,784,063)	(4,404,311)	(4,916,025)
Net increase (decrease)	7,518,623	(10,700,401)	(2,050,068)	(3,164,479)	3,647,872	(2,416,137)

	Nomura VIP Small Cap Growth Series		Nomura VIP Smid Cap Core Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Standard Class[1]	37,276	180,252	—	—
Service Class[2]	930,531	1,626,074	1,162,931	616,807

Shares issued upon reinvestment of dividends and distributions:
Service Class[2]	—	—	663,882	86,036
	967,807	1,806,326	1,826,813	702,843
Shares redeemed:
Standard Class[1]	(2,394,307)	(1,112,701)	—	—
Service Class[2]	(4,096,491)	(5,485,029)	(4,282,089)	(4,356,961)
	(6,490,798)	(6,597,730)	(4,282,089)	(4,356,961)
Net decrease	(5,522,991)	(4,791,404)	(2,455,276)	(3,654,118)
[1]	Effective May 1, 2024, Class I shares were renamed Standard Class shares.
[2]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
[3]	See Note 7.
7. Reorganization
The following reorganization occurred in a prior reporting period, as noted within the "Statements of changes in net assets." On January 16, 2024, the Board approved a proposal to reorganize Delaware VIP International Series (the “Acquired Series”), a series of Delaware VIP Trust, with and into Macquarie VIP International Core Equity Series (now known as Nomura VIP International Core Equity Series) (the “Acquiring Series”), a series of the Trust (the “Reorganization”). On April 26, 2024, the Acquired Series shareholders approved the Reorganization. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property and assets of the Acquired Series were acquired by the Acquiring Series and (ii) the Trust, on behalf of the Acquiring Series, assumed the liabilities of the Acquired Series in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. In approving the Reorganization, the Board considered various factors, including that the Acquiring Series and the Acquired Series share similar investment objectives, principal investment strategies and principal risks, and similar fundamental investment restrictions and that the Acquiring Series’ overall total expense ratio is expected to be equal to the corresponding Acquired Series’ total expense ratio following the Reorganization taking into account applicable expense limitation arrangements. The Reorganization was accomplished by a tax-free exchange of shares on April 26, 2024. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The share transaction information associated with the Acquired Series and the Acquiring Series on the Reorganization date were as follows:
	Acquired Series Net Assets	Acquired Series Shares Outstanding	Shares Converted to Acquiring Series	Acquiring Series Net Assets	Conversion Ratio
Class I/Standard Class	$173,766,356	10,306,427	10,306,427	$365,889,293	1.0000
Class II/Service Class	1,193,393	71,078	70,825	282,084,657	0.9964

Notes to financial statements
Ivy Variable Insurance Portfolios
7. Reorganization (continued)
The net assets of the Acquired Series before the Reorganization were $174,959,749. The net assets of the Acquiring Series immediately following the Reorganization were $822,933,699.
Assuming the Reorganization had been completed on January 1, 2024, the Acquiring Series’ pro forma results of operations for the year ended December 31, 2024, would have been as follows:
Net investment income	$11,410,868
Net realized gain on investments	44,412,460
Net change in unrealized appreciation (depreciation)	(24,337,105)
Net increase in net assets resulting from operations	$31,486,223
8. Line of Credit
Each Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
Each Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
9. Interfund Lending Program
Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2025.
10. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Futures Contracts —  A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2025, Nomura VIP Asset Strategy

Series posted $638,381 and Nomura VIP Balanced Series posted $223,911 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities”, respectively. Open futures contracts, if any, are disclosed on the “Schedules of investments.”
During the year ended December 31, 2025, Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series used futures contracts to hedge each Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts —  Each Series may enter into CDS contracts in the normal course of pursuing its investment objective. Each Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between a Series and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended December 31, 2025, Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series entered into CDS contracts as a seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2025, each Series did not enter into any CDS contracts as a purchaser of protection.
As disclosed in the footnotes to the “Consolidated Schedule of investments“ and “Schedules of investments,” at December 31, 2025, the notional value of the protection sold was $2,800,000 and $1,100,000, which reflects the maximum potential amount Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series, respectively, would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2025, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Series and other third parties which the Series can obtain in the occurrence of a credit event. At December 31, 2025, net unrealized appreciation of the protection sold was $12,518 and $4,918 for Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series, respectively.
CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. Open swap contracts, if any, are disclosed on the "Consolidated schedule of investments" and "Schedules of investments."
During the year ended December 31, 2025, Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series entered into CDS contracts to gain exposure to certain securities or markets.

Notes to financial statements
Ivy Variable Insurance Portfolios
10. Derivatives (continued)
At December 31, 2025, Nomura VIP Asset Strategy Series posted $200,004 and Nomura VIP Balanced Series posted $78,573 in cash as collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Consolidated Statement of assets and liabilities.” and “Statements of assets and liabilities”, respectively.
Fair values of derivative instruments as of December 31, 2025 were as follows:
	Nomura VIP Asset Strategy Series
	Asset Derivatives Fair Value
Consolidated statement of assets and liabilities location	Interest Rate Contracts	Credit Contracts	Total
Variation margin due to broker on futures contracts*	$39,129	$—	$39,129
Variation margin due to broker on centrally cleared credit default swap contracts*	—	12,518	12,518
Total	$39,129	$12,518	$51,647
Nomura VIP Asset Strategy Series
Liability Derivatives Fair Value
Consolidated statement of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(232,564)
	Nomura VIP Balanced Series
	Asset Derivatives Fair Value
Statements of assets and liabilities location	Interest Rate Contracts	Credit Contracts	Total
Variation margin due to broker on futures contracts*	$19,204	$—	$19,204
Variation margin due to broker on centrally cleared credit default swap contracts*	—	4,918	4,918
Total	$19,204	$4,918	$24,122
Nomura VIP Balanced Series
Liability Derivatives Fair Value
Statements of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(85,717)
*Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared CDS contracts from the date the contracts were opened through December 31, 2025. Only current day variation margin is reported on the Series’ “Statements of assets and liabilities.”

The effect of derivative instruments on the “Consolidated statement of operations” for the year ended December 31, 2025 was as follows:

	Nomura VIP Asset Strategy Series Net Realized Gain (Loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(251,370)	$—	$(251,370)
Credit contracts	—	115,473	115,473
Total	$(251,370)	$115,473	$(135,897)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$25,468	$—	$25,468
Credit contracts	—	12,518	12,518
Total	$25,468	$12,518	$37,986
The effect of derivative instruments on the “Statements of operations” for the year ended December 31, 2025 was as follows:

	Nomura VIP Balanced Series Net Realized Gain (Loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(311,938)	$—	$(311,938)
Credit contracts	—	44,808	44,808
Total	$(311,938)	$44,808	$(267,130)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(15,640)	$—	$(15,640)
Credit contracts	—	4,918	4,918
Total	$(15,640)	$4,918	$(10,722)
The tables below summarize the average daily balance of derivative holdings by certain Series during the year ended December 31, 2025:
	Long Derivative Volume
	Nomura VIP Asset Strategy Series	Nomura VIP Balanced Series
Futures contracts (average notional amount)	43,892,338	22,374,845
	Short Derivative Volume
	Nomura VIP Asset Strategy Series	Nomura VIP Balanced Series
Futures contracts (average notional amount)	15,402,811	11,908,854
CDS contracts (average notional amount)*	2,277,778	894,841
* Long represents buying protection and short represents selling protection.

Notes to financial statements
Ivy Variable Insurance Portfolios
11. Securities Lending
Each Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Series or, at the discretion of the lending agent, replace the loaned securities. Each Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Series, the security lending agent, and the borrower. Each Series records security lending income net of allocations to the security lending agent and the borrower.
Each Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Series’ cash collateral account may be less than the amount each Series would be required to return to the borrowers of the securities and each Series would be required to make up for this shortfall.
During the year ended December 31, 2025, each Series had no securities out on loan.
12. Credit and Market Risks
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A Series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Series invests will cause the NAV of each Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series. In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
Certain Series invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
Certain Series may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause a Series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a Series could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a Series’ investments in CMOs, real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause a Series to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.
Certain Series invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require each Series to increase its investment in a

Notes to financial statements
Ivy Variable Insurance Portfolios
12. Credit and Market Risks (continued)
company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.
As the Series may be required to rely upon another lending institution to collect and pass on to the Series' amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.
Certain Series invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Certain Series may invest in REITs and are subject to the risks associated with that industry. If a Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2025. The Series' REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Series also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Series will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Each Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Consolidated schedule of investments” and “Schedules of investments”, respectively.
13. Contractual Obligations
Each Series enters into contracts in the normal course of business that contain a variety of indemnifications. Each Series’ maximum exposure under these arrangements is unknown. However, each Series has not had prior claims or losses pursuant to these contracts. Management has reviewed each Series’ existing contracts and expects the risk of loss to be remote.
14. Recent Accounting Pronouncements
Each Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because each Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
15. Subsequent Events
On or about May 1, 2026, Nomura Corporate Research and Asset Management Inc. (“NCRAM”), located at 309 West 49th Street, New York, NY 10019, will become a sub-advisor to the Nomura VIP High Income Series and the changes described in the Trust's February 11, 2026 supplement to the current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information for the Nomura VIP High Income Series will become effective.
Management has determined that no other material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series' financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of each of the eleven series listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the series listed in the table below (eleven of the series constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the "Series") as of December 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series listed in the table below as of December 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Nomura VIP Asset Strategy Series(1)*
Nomura VIP Balanced Series(1)
Nomura VIP Energy Series(1)
Nomura VIP Growth Series(1)
Nomura VIP High Income Series(1)**
Nomura VIP International Core Equity Series(2)	Nomura VIP Mid Cap Growth Series(1) Nomura VIP Natural Resources Series(1) Nomura VIP Science and Technology Series(1) Nomura VIP Small Cap Growth Series(1) Nomura VIP Smid Cap Core Series(1)
*The financial statements for Nomura VIP Asset Strategy Series and its subsidiaries are presented on a consolidated basis.
**The financial statements for Nomura VIP High Income Series and its subsidiary are presented on a consolidated basis as of and for the year ended December 31, 2025 and for Nomura VIP High Income Series on a stand-alone basis for prior periods.
(1) Statement of operations for the year ended December 31, 2025, statement of changes in net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025
(2) Statement of operations for the year ended December 31, 2025, statement of changes in net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the periods indicated therein
Basis for Opinions
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, sub-custodian, transfer agents, portfolio companies, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, each Series reports distributions paid during the year as follows:
	(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Nomura VIP Asset Strategy Series	17.75%	82.25%	100.00%	25.04%
Nomura VIP Balanced Series	24.83%	75.17%	100.00%	41.90%
Nomura VIP Energy Series	100.00%	—	100.00%	100.00%
Nomura VIP Growth Series	—	100.00%	100.00%	—
Nomura VIP High Income Series	100.00%	—	100.00%	—
Nomura VIP International Core Equity Series	16.76%	83.24%	100.00%	0.15%
Nomura VIP Mid Cap Growth Series	—	100.00%	100.00%	—
Nomura VIP Natural Resources Series	—	—	—	—
Nomura VIP Science and Technology Series	12.63%	87.37%	100.00%	12.36%
Nomura VIP Small Cap Growth Series	—	—	—	—
Nomura VIP Smid Cap Core Series	25.87%	74.13%	100.00%	87.29%

(A) and (B) are based on a percentage of each Series’ total distributions.
(C) is based on each Series’ ordinary income distributions.
1Qualified dividends represent dividends which qualify for corporate dividends received deduction.
For the fiscal year ended December 31, 2025, certain distributions paid by each Series, determined to be Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2025, each Series has reported maximum distributions of Qualified Short-Term Capital Gains as follows:
Qualified Short-Term Capital Gains
Nomura VIP Asset Strategy Series	$904,765
Nomura VIP Science and Technology Series	12,970,655
Nomura VIP Smid Cap Core Series	1,770,951
Nomura VIP International Core Equity Series intends to pass through foreign tax credits in the maximum amount of $1,767,548. The gross foreign source income earned during the fiscal year 2025 by the Series was $6,713,750. Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Series. The amount of tax refunded, and years to which the tax relates, will be available upon request, along with certain other information about the refunded tax. Please consult your tax advisor. The amount reported above has not been reduced for any foreign tax redeterminations.

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, shareholders of each Series approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
Series	For	Against	Abstain
Nomura VIP Asset Strategy Series	41,097,388	1,881,495	2,780,089
Nomura VIP Balanced Series	27,679,102	353,959	1,074,245
Nomura VIP Energy Series	12,851,166	1,012,082	986,877
Nomura VIP Growth Series	61,629,325	974,078	2,354,943
Nomura VIP High Income Series	238,832,156	9,357,983	13,559,212
Nomura VIP International Core Equity Series	38,377,437	897,768	1,358,574
Nomura VIP Mid Cap Growth Series	44,950,044	2,530,421	1,728,202
Nomura VIP Natural Resources Series	10,013,418	83,273	498,186
Nomura VIP Science and Technology Series	19,246,022	404,186	1,253,709
Nomura VIP Small Cap Growth Series	24,274,524	802,935	1,808,228
Nomura VIP Smid Cap Core Series	12,704,140	503,852	407,391
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Asset Strategy Series, Nomura (formerly, Macquarie) VIP Balanced Series, Nomura (formerly, Macquarie) VIP Energy Series, Nomura (formerly, Macquarie) VIP Growth Series, Nomura (formerly, Macquarie) VIP High Income Series, Nomura (formerly, Macquarie) VIP International Core Equity Series, Nomura (formerly, Macquarie) VIP Mid Cap Growth Series, Nomura (formerly, Macquarie) VIP Natural Resources Series, Nomura (formerly, Macquarie) VIP Science and Technology Series, Nomura (formerly, Macquarie) VIP Small Cap Growth Series and Nomura (formerly, Macquarie) VIP Smid Cap Core Series (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex.  Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these

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Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
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services, including each Fund’s portfolio managers. The Board noted that two of the Nomura VIP Energy Series’ and Nomura VIP Natural Resources Series’ portfolio managers who previously provided investment management services to the Series through DMC were now providing those services to it as employees of VanEck through a sub-advisory agreement with DMC. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds.  The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2024. The Board considered that each Fund’s performance prior to such acquisition is that of its predecessor investment manager and not DMC.
Nomura VIP Asset Strategy Series. The Performance Universe for the Fund consisted of the Fund and all alternative other funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Balanced Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its equity benchmark index for the 1-, 3-, 5-, and 10-year periods. In addition, the Board noted that the Fund outperformed its fixed income benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its equity benchmark index for the various periods and any actions that DMC has taken to address performance concerns.

Nomura VIP Energy Series. The Performance Universe for the Fund consisted of the Fund and all natural resources funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year and since inception periods was in the fourth quartile of its Performance Universe and for the 3-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year and since inception periods was below the median of its Performance Universe and for the 3-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Series. The Performance Universe for the Fund consisted of the Fund and all large-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartile of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 5- and 10-year periods was above the median of its Performance Universe and for the 1- and 3-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP High Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the fourth and second quartiles of its Performance Universe, respectively, and for the 3-year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year and since inception periods was below the median of its Performance Universe and for the 5-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods.  The Board noted the explanations from DMC and the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP International Core Equity Series. The Performance Universe for the Fund consisted of the Fund and all international large-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and third quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second and fourth quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was above the median of its Performance Universe and for the 3- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index (net of dividends) for the 3- and 5-year periods and underperformed its benchmark index (net of dividends) for the 1- and 10-year periods.
Nomura VIP Mid Cap Growth Series. The Performance Universe for the Fund consisted of the Fund and all mid-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth quartile of its Performance Universe and for the 5-year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Natural Resources Series. The Performance Universe for the Fund consisted of the Fund and all natural resources funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe and for the 5- and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods, performed approximately equal to its benchmark index for the 5-year period, and underperformed its benchmark

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Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
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index for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Science and Technology Series. The Performance Universe for the Fund consisted of the Fund and all science and technology funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year and since inception periods was in the third quartile of its Performance Universe and for the 5-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Small Cap Growth Series. The Performance Universe for the Fund consisted of the Fund and all small-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe and for the 5-year and since inception periods was in the third and fourth quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was above the median of its Performance Universe and for the 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Smid Cap Core Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was in the first quartile of its Performance Universe and for the 5-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was above the median of its Performance Universe and for the 5-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and underperformed its benchmark index for the 5- and 10-year periods.
Comparative expenses. The Board received and considered expense data for the Funds.  DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers. In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees (as applicable).

Nomura VIP Asset Strategy Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Balanced Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Energy Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP High Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP International Core Equity Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Mid Cap Growth Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Natural Resources Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Science and Technology Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Small Cap Growth Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Smid Cap Core Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of

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Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
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management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP High Income Series’ net assets exceeded its first breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board considered whether the reorganization of assets from another Fund within the complex were expected to have economic benefits due to the increased assets under management represented by the combined Funds. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex.  The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction(with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed

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Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
The Manager's Recommendation and the Board's Considerations Regarding the Sub-advisory Agreements
The Manager recommended the approval of the Sub-Advisory Agreements. In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about VanEck, including its personnel, operations and financial condition, which had been provided by VanEck. The Board also reviewed material furnished by Manager, including: a memorandum from Manager reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by VanEck; research and analysis concerning Manager’s proposal of VanEck; a description of VanEck’s proposed sub-advisory fees under the Sub-Advisory Agreements, along with fees that VanEck charges other comparable investment companies or accounts; information concerning VanEck’s organizational structure and the experience of its investment management personnel; a “due diligence” summary report describing various material items in relation to VanEck’s personnel, organization and policies; a copy of VanEck’s Form ADV brochure, summaries of VanEck’s compliance policies and procedures and its Code of Ethics; and copies of the Sub-Advisory Agreements.
In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. In this regard, the Independent Trustees reviewed with independent legal counsel their duties and obligations in connection with the review of the Sub-Advisory Agreements and discussed, in detail, the matters related to such approval. The materials prepared by DMC specifically in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the Meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.
Nature, Extent and Quality of Services. The Board considered the nature, quality, and extent of services that VanEck would provide as a sub-advisor to the Funds. The Board took into account the investment process to be employed by VanEck in connection with the sub-advisor’s responsibilities in conjunction with DMC in managing the Funds, and the qualifications and experience of VanEck’s portfolio management team with regard to implementing the investment mandate of the Funds, including that the team is led by two portfolio managers who formerly worked at Macquarie and acted as portfolio managers to the Funds or provided investment advice to the Funds’ portfolio management team. The Board considered VanEck’s organization, personnel, and operations. The Trustees also considered the Manager’s review and recommendation process with respect to VanEck, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by VanEck to the Funds. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by VanEck to the Funds and their shareholders and was confident in the abilities of VanEck to provide quality services to the Funds and their shareholders.
Investment Performance. In evaluating performance, the Board recognized that VanEck had not yet managed the Funds but that members of the portfolio management team had previously served as portfolio managers for the Funds or provided investment advice to the Funds’ portfolio

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
The Manager's Recommendation and the Board's Considerations Regarding the Sub-advisory Agreements (continued)
management team. The Board noted the Manager’s favorable representation of VanEck’s performance in managing other funds with similar strategies. The Board also considered the Manager’s representation that the Manager would continue to provide oversight and monitor VanEck’s services.
Sub-advisory Fees. The Board considered the appropriateness of the sub-advisory fees in light of the nature, extent, and quality of the sub-advisory services to be provided by VanEck. The Board noted that the sub-advisory fees are paid by the Manager to VanEck and are not additional fees borne by the Funds, and that the management fee paid by the Funds to the Manager would stay the same at current asset levels. The Board concluded that in light of the quality and extent of the services to be provided and the business relationships between the Manager and the Sub-Advisor, the proposed fee arrangement was reasonable.
Profitability, Economies of Scale and Fall-Out Benefits. Information about VanEck’s profitability from its relationship with the Funds was not available because it had not begun to provide services to the Funds. The Trustees noted that economies of scale are shared with the Funds and their shareholders through investment management fee breakpoints so that as the Funds grows in size, its effective investment management fee rate declines, and they also noted that DMC had put in place a fee waiver for the Funds that was currently in effect. The Board was also provided with information on potential fall-out benefits derived or to be derived by VanEck in connection with its relationship to the Funds, such as soft dollar arrangements.

(5159203)
ANN-VIP1-0226

Ivy Variable Insurance Portfolios
Nomura VIP Core Equity Series
(formerly, Macquarie VIP Core Equity Series)
Nomura VIP Corporate Bond Series
(formerly, Macquarie VIP Corporate Bond Series)
Nomura VIP Global Growth Series
(formerly, Macquarie VIP Global Growth Series)
Nomura VIP Limited-Term Bond Series
(formerly, Macquarie VIP Limited-Term Bond Series)
Nomura VIP Value Series
(formerly, Macquarie VIP Value Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
Each Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Series’ Form N-PORT, as well as a description of the policies and procedures that each Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how each Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedules of investments
Nomura VIP Core Equity Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 98.55%♣
Communication Services — 11.88%
Alphabet Class A	146,739	$ 45,929,307
AT&T	532,925	13,237,857
Live Nation Entertainment †	36,299	5,172,608
Meta Platforms Class A	17,169	11,333,085
Netflix †	74,774	7,010,810
		82,683,667
Consumer Discretionary — 8.51%
Amazon.com †	113,400	26,174,988
AutoZone †	3,901	13,230,241
Booking Holdings	1,735	9,291,498
Home Depot	30,744	10,579,010
		59,275,737
Consumer Staples — 2.19%
Costco Wholesale	17,643	15,214,265
		15,214,265
Financials — 17.66%
Ally Financial	217,208	9,837,350
American Express	38,434	14,218,658
Aon Class A	20,759	7,325,436
Blackstone	62,880	9,692,323
Capital One Financial	44,378	10,755,452
CME Group	56,046	15,305,042
JPMorgan Chase & Co.	44,246	14,256,946
KKR & Co.	75,415	9,613,904
Mastercard Class A	24,078	13,745,649
Morgan Stanley	69,547	12,346,679
Progressive	25,569	5,822,573
		122,920,012
Healthcare — 8.43%
Abbott Laboratories	96,646	12,108,777
AbbVie	22,834	5,217,341
Danaher	65,316	14,952,139
Gilead Sciences	72,693	8,922,339
HCA Healthcare	7,135	3,331,046
Thermo Fisher Scientific	15,205	8,810,537
Vertex Pharmaceuticals †	11,746	5,325,166
		58,667,345
Industrials — 12.05%
Airbus ADR	255,764	14,813,851
BAE Systems ADR	113,131	10,507,607
Cummins	30,258	15,445,196
Eaton	44,903	14,302,055
Ferguson Enterprises	21,765	4,845,542
Howmet Aerospace	116,838	23,954,127
		83,868,378
Information Technology — 33.41%
Accenture Class A	25,377	6,808,649
Advanced Micro Devices †	32,927	7,051,646
Apple	128,205	34,853,811
Applied Materials	55,821	14,345,439
Broadcom	53,099	18,377,564
Microsoft	88,700	42,897,094
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
NVIDIA	243,550	$ 45,422,075
Salesforce	43,507	11,525,439
SAP ADR	33,416	8,117,081
Seagate Technology Holdings	40,495	11,151,918
Taiwan Semiconductor Manufacturing ADR	85,129	25,869,852
TE Connectivity	27,176	6,182,812
		232,603,380
Materials — 2.12%
Crown Holdings	79,829	8,219,992
Vulcan Materials	22,893	6,529,542
		14,749,534
Utilities — 2.30%
Entergy	77,305	7,145,301
NextEra Energy	110,492	8,870,298
		16,015,599
Total Common Stocks (cost $497,590,359)		685,997,917

Short-Term Investments — 1.60%
Money Market Mutual Funds — 1.60%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	2,782,260	2,782,260
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	2,782,260	2,782,260
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	2,782,261	2,782,261
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	2,782,261	2,782,261
Total Short-Term Investments (cost $11,129,042)		11,129,042

Total Value of Securities—100.15% (cost $508,719,401)		697,126,959
Liabilities Net of Receivables and Other Assets—(0.15%)		(1,014,429)
Net Assets Applicable to 49,785,962 Shares Outstanding—100.00%		$696,112,530
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.

    1

Schedules of investments
Nomura VIP Core Equity Series
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
2

Nomura VIP Corporate Bond Series
December 31, 2025
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.00%
GNMA Series 2005-23 IO 0.00% 6/17/45 =, •	2,892	$ 0
Total Agency Collateralized Mortgage Obligations (cost $11)		0

Collateralized Loan Obligations — 0.89%
Benefit Street Partners CLO X Series 2016-10A A2R3 144A 5.584% (TSFR03M + 1.70%, Floor 1.70%) 7/20/38 #, •	1,200,000	1,200,890
Davis Park CLO Series 2022-1A BR 144A 5.584% (TSFR03M + 1.70%, Floor 1.70%) 7/20/38 #, •	1,180,000	1,180,890
Magnetite LI Series 2025-51A A1 144A 5.092% (TSFR03M + 1.20%, Floor 1.20%) 10/25/38 #, •	1,200,000	1,200,000
Total Collateralized Loan Obligations (cost $3,580,000)		3,581,780

Corporate Bonds — 95.95%
Banking — 22.24%
Banco Santander
4.551% 11/6/30	1,000,000	1,001,308
5.127% 11/6/35	2,400,000	2,400,084
Bank of America
5.518% 10/25/35 μ	2,223,000	2,277,904
6.204% 11/10/28 μ	345,000	358,591
6.25% 7/26/30 μ, ψ	1,845,000	1,875,158
6.625% 5/1/30 μ, ψ	1,095,000	1,141,807

Barclays 9.625% 12/15/29 μ, ψ	2,690,000	3,058,560
Citigroup
5.174% 9/11/36 μ	1,590,000	1,605,560
6.625% 2/15/31 μ, ψ	930,000	945,514
6.875% 8/15/30 μ, ψ	1,400,000	1,455,650
Deutsche Bank
4.95% 8/4/31 μ	1,190,000	1,202,304
5.297% 5/9/31 μ	1,460,000	1,496,242
6.819% 11/20/29 μ	1,641,000	1,751,707
7.146% 7/13/27 μ	1,640,000	1,665,323
Goldman Sachs Group
4.369% 10/21/31 μ	2,035,000	2,030,586
5.049% 7/23/30 μ	2,910,000	2,982,282
5.218% 4/23/31 μ	1,965,000	2,029,947
6.125% 11/10/34 μ, ψ	1,392,000	1,412,229
6.484% 10/24/29 μ	2,880,000	3,055,366

Huntington Bancshares 6.25% 10/15/30 μ, ψ	1,430,000	1,436,778
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
JPMorgan Chase & Co.
5.576% 7/23/36 μ	1,800,000	$ 1,862,696
6.254% 10/23/34 μ	3,565,000	3,920,405
Morgan Stanley
5.664% 4/17/36 μ	950,000	997,780
6.407% 11/1/29 μ	2,511,000	2,661,941
6.627% 11/1/34 μ	2,535,000	2,835,582

Morgan Stanley Private Bank 4.204% 11/17/28 μ	4,470,000	4,484,606
NatWest Group 5.115% 5/23/31 μ	3,450,000	3,544,386
NatWest Markets 144A 5.022% 3/21/30 #	395,000	405,499
Nordea Bank 144A 6.75% 11/10/33 #, μ, ψ	1,771,000	1,823,154
Northern Trust 5.117% 11/19/40 μ	1,840,000	1,838,176
PNC Financial Services Group 3.40% 9/15/26 μ, ψ	1,220,000	1,196,953
Popular 7.25% 3/13/28	3,275,000	3,453,733
Royal Bank of Canada 6.50% 11/24/85 μ	2,120,000	2,112,586
Societe Generale 144A 6.10% 4/13/33 #, μ	1,510,000	1,596,373
State Street 4.784% 10/23/36 μ	1,155,000	1,149,435
Toronto-Dominion Bank 6.35% 10/31/85 μ	1,640,000	1,669,243
Truist Financial 4.964% 10/23/36 μ	2,045,000	2,023,992
UBS Group
144A 4.844% 11/6/33 #, μ	1,940,000	1,942,422
144A 5.01% 3/23/37 #, μ	1,685,000	1,670,799
144A 9.25% 11/13/28 #, μ, ψ	2,525,000	2,778,003
US Bancorp
2.491% 11/3/36 μ	1,775,000	1,550,206
6.787% 10/26/27 μ	2,180,000	2,228,267
Wells Fargo & Co.
5.244% 1/24/31 μ	1,360,000	1,409,043
5.605% 4/23/36 μ	1,910,000	2,002,692

Zions Bancorp 4.704% 8/18/28 μ	3,140,000	3,142,415
		89,483,287
Basic Industry — 2.51%
International Paper
6.00% 11/15/41	1,229,000	1,277,987
7.30% 11/15/39	1,030,000	1,203,022

PPG Industries 4.375% 3/15/31	2,815,000	2,813,039
Smurfit Kappa Treasury 5.438% 4/3/34	815,000	844,135
Smurfit Westrock Financing DAC 5.418% 1/15/35	2,480,000	2,554,734
    3

Schedules of investments
Nomura VIP Corporate Bond Series
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Westlake
5.55% 11/15/35	1,040,000	$ 1,040,351
6.375% 11/15/55	355,000	349,673
		10,082,941
Brokerage — 4.81%
Apollo Global Management
4.60% 1/15/31	1,155,000	1,161,933
5.15% 8/12/35	875,000	877,033
Blackstone Reg Finance
4.30% 11/3/30	1,265,000	1,264,973
5.00% 12/6/34	2,170,000	2,189,998

Brookfield Asset Management 4.653% 11/15/30	2,025,000	2,042,088
Brookfield Finance 5.33% 1/15/36	2,720,000	2,725,249
Jefferies Financial Group 6.20% 4/14/34	1,720,000	1,816,097
KKR & Co. 5.10% 8/7/35	4,255,000	4,257,189
Raymond James Financial 5.65% 9/11/55	3,075,000	3,012,163
		19,346,723
Capital Goods — 3.77%
Amphenol 4.125% 11/15/30	935,000	930,401
Boeing
6.388% 5/1/31	590,000	640,545
6.858% 5/1/54	2,865,000	3,219,912

Ferguson Enterprises 4.35% 3/15/31	1,395,000	1,390,440
Howmet Aerospace 5.95% 2/1/37	1,175,000	1,271,718
Northrop Grumman
4.03% 10/15/47	760,000	610,942
4.75% 6/1/43	525,000	484,031

RTX 6.40% 3/15/54	910,000	1,002,102
TransDigm 144A 6.875% 12/15/30 #	1,110,000	1,162,200
United Rentals North America 144A 6.125% 3/15/34 #	2,885,000	3,008,833
Vulcan Materials 5.35% 12/1/34	1,375,000	1,425,888
		15,147,012
Communications — 9.64%
American Tower 4.70% 12/15/32	1,615,000	1,615,834
AT&T
5.55% 11/1/45	830,000	800,023
5.70% 11/1/54	1,540,000	1,478,134
6.05% 8/15/56	780,000	787,512
6.30% 1/15/38	2,345,000	2,548,585

CCO Holdings 144A 7.375% 3/1/31 #	977,000	997,632
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Meta Platforms
4.875% 11/15/35	2,465,000	$ 2,462,652
5.50% 11/15/45	3,075,000	2,987,744

Rogers Communications 5.30% 2/15/34	1,575,000	1,590,277
SoftBank
144A 4.699% 7/9/30 #	2,760,000	2,771,174
144A 5.332% 7/9/35 #	2,190,000	2,196,540

Sprint Capital 6.875% 11/15/28	2,740,000	2,941,325
Time Warner Cable 6.55% 5/1/37	5,373,000	5,489,520
T-Mobile USA
5.50% 1/15/55	2,135,000	2,024,499
5.875% 11/15/55	1,605,000	1,610,189
Verizon Communications
4.75% 1/15/33	2,040,000	2,039,006
5.00% 1/15/36	2,185,000	2,167,297
5.875% 11/30/55	1,550,000	1,532,469

Versant Media Group 144A 7.25% 1/30/31 #	706,000	728,772
		38,769,184
Consumer Cyclical — 6.62%
Amazon.com
4.10% 11/20/30	900,000	901,252
5.55% 11/20/65	1,295,000	1,257,150
Ford Motor Credit
5.869% 10/31/35	682,000	673,828
6.532% 3/19/32	1,768,000	1,849,704

General Motors 5.40% 4/1/48	1,850,000	1,681,550
General Motors Financial 5.625% 4/4/32	2,135,000	2,224,201
Gildan Activewear
144A 4.70% 10/7/30 #	975,000	970,519
144A 5.40% 10/7/35 #	1,665,000	1,662,176

Hyundai Capital America 144A 4.50% 9/18/30 #	3,645,000	3,646,720
Lowe's 4.25% 3/15/31	1,560,000	1,553,897
Royal Caribbean Cruises
5.375% 1/15/36	3,130,000	3,144,293
144A 5.625% 9/30/31 #	1,965,000	2,009,495

VICI Properties 4.95% 2/15/30	5,015,000	5,076,524
		26,651,309
Consumer Non-Cyclical — 9.64%
Baxter International 5.65% 12/15/35	1,815,000	1,837,494
Bunge Limited Finance
2.75% 5/14/31	1,285,000	1,180,704
4.20% 9/17/29	2,025,000	2,029,511
Cargill
144A 4.125% 10/23/30 #	1,185,000	1,180,273

4

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Cargill
144A 5.375% 10/23/55 #	1,555,000	$ 1,497,618

Cigna Group 5.25% 1/15/36	2,970,000	3,025,549
CVS Health
5.45% 9/15/35	1,490,000	1,525,740
6.20% 9/15/55	785,000	797,582
6.75% 12/10/54 μ	1,899,000	1,984,303
EMD Finance
144A 4.625% 10/15/32 #	2,470,000	2,477,406
144A 5.00% 10/15/35 #	2,005,000	2,016,273
HCA
6.00% 4/1/54	905,000	900,660
6.20% 3/1/55	790,000	805,662

JBS USA Holding Lux 3.625% 1/15/32	5,125,000	4,801,932
Merck & Co.
3.85% 3/15/29	900,000	899,835
4.15% 3/15/31	2,415,000	2,408,098
4.45% 12/4/32	1,305,000	1,307,205
4.75% 12/4/35	1,185,000	1,181,033
5.50% 3/15/46	1,305,000	1,300,897
5.70% 12/4/65	1,225,000	1,212,913
Pfizer
4.20% 11/15/30	920,000	924,492
4.875% 11/15/35	1,395,000	1,399,703

Sysco 5.10% 9/23/30	2,000,000	2,065,953
		38,760,836
Electric — 8.59%
American Electric Power 6.05% 3/15/56 μ	1,845,000	1,813,663
Basin Electric Power Cooperative 144A 5.85% 10/15/55 #	1,365,000	1,338,767
Black Hills 4.55% 1/31/31	1,245,000	1,245,824
Capital Power US Holdings
144A 5.257% 6/1/28 #	2,055,000	2,096,931
144A 6.189% 6/1/35 #	2,760,000	2,889,951

Commonwealth Edison 5.95% 6/1/55	1,675,000	1,743,179
Dominion Energy
6.20% 2/15/56 μ	1,085,000	1,086,462
6.875% 2/1/55 μ	2,905,000	3,021,248

Duke Energy 3.30% 6/15/41	1,500,000	1,159,956
Enel Finance International 144A 4.125% 9/30/28 #	1,490,000	1,487,788
Entergy Mississippi 5.80% 4/15/55	3,820,000	3,858,144
Florida Power & Light 5.60% 2/15/66	1,295,000	1,276,016
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)

Kentucky Utilities 5.85% 8/15/55	3,150,000	$ 3,178,561
Northern States Power 5.65% 5/15/55	2,010,000	2,024,970
NRG Energy
144A 4.734% 10/15/30 #	1,790,000	1,793,431
144A 5.407% 10/15/35 #	320,000	319,834
Oglethorpe Power
4.50% 4/1/47	545,000	457,870
5.25% 9/1/50	590,000	534,117

PSEG Power 144A 5.20% 5/15/30 #	1,370,000	1,402,037
Vistra Operations 144A 4.30% 10/15/28 #	1,830,000	1,836,487
		34,565,236
Energy — 6.12%
Cheniere Energy Partners 4.00% 3/1/31	1,650,000	1,607,213
Diamondback Energy 5.75% 4/18/54	2,405,000	2,275,194
Enbridge
4.20% 11/20/28	1,305,000	1,307,562
4.90% 6/20/30	940,000	961,294
5.55% 6/20/35	1,425,000	1,474,978
Energy Transfer
6.25% 4/15/49	1,865,000	1,848,505
6.50% 2/15/56 μ	1,405,000	1,400,976
6.75% 2/15/56 μ	455,000	456,983
Enterprise Products Operating
4.60% 1/15/31	1,120,000	1,134,097
5.20% 1/15/36	1,095,000	1,115,338
EOG Resources
4.40% 1/15/31	1,910,000	1,918,116
5.00% 7/15/32	880,000	901,776

Occidental Petroleum 7.95% 6/15/39	1,764,000	2,084,540
ONEOK
5.70% 11/1/54	744,000	693,850
6.25% 10/15/55	1,206,000	1,209,404
Shell Finance US
4.125% 11/6/30	685,000	685,167
4.75% 1/6/36	1,695,000	1,693,161

Targa Resources 5.40% 7/30/36	530,000	530,822
Transcontinental Gas Pipe Line 144A 5.75% 3/15/56 #	1,315,000	1,302,106
		24,601,082
Finance Companies — 5.16%
AerCap Ireland Capital DAC
5.00% 11/15/35	1,955,000	1,937,222
5.375% 12/15/31	1,930,000	1,999,675

Air Lease 4.125% 12/15/26 μ, ψ	1,883,000	1,851,453
    5

Schedules of investments
Nomura VIP Corporate Bond Series
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Finance Companies (continued)
Apollo Debt Solutions
6.70% 7/29/31	683,000	$ 721,101
6.90% 4/13/29	735,000	771,595
Ares Capital
5.10% 1/15/31	1,635,000	1,615,551
5.50% 9/1/30	840,000	845,965

Ares Strategic Income Fund 144A 5.15% 1/15/31 #	2,715,000	2,665,529
Avolon Holdings Funding 144A 5.375% 5/30/30 #	1,530,000	1,572,568
Blackstone Private Credit Fund
5.05% 9/10/30	1,230,000	1,211,827
5.60% 11/22/29	535,000	540,826

Blackstone Secured Lending Fund 5.30% 6/30/30	1,545,000	1,537,429
Blue Owl Credit Income 6.60% 9/15/29	1,115,000	1,148,450
SMBC Aviation Capital Finance DAC 144A 5.25% 11/26/35 #	2,325,000	2,326,812
		20,746,003
Insurance — 6.10%
Athene Global Funding 144A 5.543% 8/22/35 #	995,000	998,828
Athene Holding
6.625% 5/19/55	800,000	815,406
6.875% 6/28/55 μ	935,000	934,771

Elevance Health 5.70% 2/15/55	2,942,000	2,876,486
Equitable America Global Funding 144A 4.70% 9/15/32 #	1,875,000	1,869,101
Fortitude Global Funding 144A 4.625% 10/6/28 #	2,555,000	2,558,667
Guardian Life Global Funding 144A 4.673% 9/5/32 #	1,705,000	1,719,990
Henneman Trust 144A 6.58% 5/15/55 #	1,750,000	1,830,342
Metropolitan Life Global Funding I 144A 4.90% 1/9/30 #	1,590,000	1,629,706
Northwestern Mutual Global Funding 144A 4.96% 1/13/30 #	2,190,000	2,248,286
Pine Street Trust III 144A 6.223% 5/15/54 #	1,366,000	1,386,608
Western-Southern Global Funding 144A 4.90% 5/1/30 #	2,295,000	2,350,617
Willis North America 4.65% 6/15/27	1,375,000	1,377,254
Wynnton Funding Trust II 144A 5.991% 8/15/55 #	1,915,000	1,933,570
		24,529,632
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Natural Gas — 0.91%
NiSource
5.75% 7/15/56 μ	895,000	$ 901,246
5.85% 4/1/55	1,125,000	1,122,344

Spire 6.45% 6/1/56 μ	1,655,000	1,650,770
		3,674,360
Real Estate Investment Trusts — 2.70%
American Homes 4 Rent 4.95% 6/15/30	1,545,000	1,576,605
AvalonBay Communities 4.35% 12/1/30	1,835,000	1,839,785
Brixmor Operating Partnership 5.20% 4/1/32	1,545,000	1,583,059
Extra Space Storage 5.40% 6/15/35	2,870,000	2,943,507
Simon Property Group 2.65% 2/1/32	3,240,000	2,917,581
		10,860,537
Technology — 6.69%
Broadcom 4.20% 10/15/30	1,660,000	1,659,215
CDW 3.276% 12/1/28	2,715,000	2,638,647
Cipher Compute 144A 7.125% 11/15/30 #	924,000	942,233
CoStar Group 144A 2.80% 7/15/30 #	2,431,000	2,229,455
Foundry JV Holdco
144A 6.10% 1/25/36 #	1,835,000	1,920,502
144A 6.15% 1/25/32 #	710,000	752,936

Leidos 5.40% 3/15/32	5,060,000	5,264,889
Oracle
4.70% 9/27/34	4,915,000	4,559,420
5.875% 9/26/45	2,795,000	2,525,636
6.00% 8/3/55	995,000	878,246

Sensata Technologies 144A 3.75% 2/15/31 #	1,115,000	1,047,048
Verisk Analytics 4.50% 8/15/30	1,805,000	1,819,474
WULF Compute 144A 7.75% 10/15/30 #	667,000	687,683
		26,925,384
Transportation — 0.45%
Burlington Northern Santa Fe 5.55% 3/15/56	1,850,000	1,824,993
		1,824,993
Total Corporate Bonds (cost $383,514,458)		385,968,519

Government Agency Obligations — 0.26%
Equinor
4.50% 9/3/30	340,000	345,086

6

	Principal amount°	Value (US $)

Government Agency Obligations (continued)
Equinor
4.75% 11/14/35	705,000	$ 701,707
Total Government Agency Obligations (cost $1,045,505)		1,046,793

Non-Agency Asset-Backed Securities — 1.51%
Frontier Issuer Series 2024-1 A2 144A 6.19% 6/20/54 #	5,900,000	6,083,042
Total Non-Agency Asset-Backed Securities (cost $5,897,993)		6,083,042
	Number of shares
Common Stock — 0.01%
Financials — 0.01%
MNSN Holdings =, †	1,168	62,293
Total Common Stock (cost $8,760)		62,293

Preferred Stock — 0.16%
Financials — 0.16%
SVB Financial Trust 11/7/32 †	1,331	634,222
Total Preferred Stock (cost $605,573)		634,222

Total Value of Securities—98.78% (cost $394,652,300)		397,376,649
Receivables and Other Assets Net of Liabilities—1.22%		4,893,246
Net Assets Applicable to 85,686,091 Shares Outstanding—100.00%		$402,269,895

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $93,344,516, which represents 23.20% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
†	Non-income producing security.
The following futures contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 10 yr Notes
184	$20,688,500	$20,820,886	3/20/26	$—	$(132,386)	$(37,376)
US Treasury Long Bonds
257	29,707,594	30,038,728	3/20/26	—	(331,134)	(56,219)
US Treasury Ultra Bonds
50	5,900,000	6,024,321	3/20/26	—	(124,321)	(18,750)
		56,883,935		—	(587,841)	(112,345)
    7

Schedules of investments
Nomura VIP Corporate Bond Series
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Short Contracts:
US Treasury 5 yr Notes
(195)	$(21,314,415)	$(21,391,937)	3/31/26	$77,522	$—	$22,852
US Treasury 10 yr Ultra Notes
(368)	(42,325,752)	(42,624,456)	3/20/26	298,704	—	69,000
		(64,016,393)		376,226	—	91,852
Total Futures Contracts		$(7,132,458)		$376,226	$(587,841)	$(20,493)
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 10 in “Notes to financial statements.”
Summary of abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
GNMA – Government National Mortgage Association
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.
8

Nomura VIP Global Growth Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 99.12%Δ
Brazil — 2.36%
Rede D'Or Sao Luiz 144A #	306,535	$ 2,271,707
XP Class A	95,101	1,556,803
		3,828,510
Canada — 2.81%
Alimentation Couche-Tard	59,310	3,239,137
Canadian Natural Resources	38,749	1,311,654
		4,550,791
Denmark — 1.34%
Ascendis Pharma ADR †	10,183	2,171,423
		2,171,423
Finland — 1.96%
Amer Sports †	85,113	3,178,971
		3,178,971
France — 2.00%
Airbus	13,990	3,248,814
		3,248,814
Germany — 4.31%
Fresenius & Co.	36,988	2,119,109
SAP	10,604	2,576,438
Siemens	8,213	2,300,269
		6,995,816
India — 4.70%
Bharti Airtel	103,011	2,417,821
HDFC Bank	261,982	2,894,088
NTPC	628,746	2,307,963
		7,619,872
Italy — 1.36%
Ferrari	5,915	2,198,099
		2,198,099
Japan — 2.92%
Hoya	19,100	2,896,889
SMC	5,300	1,833,805
		4,730,694
Netherlands — 2.00%
ING Groep	115,457	3,245,292
		3,245,292
Norway — 1.51%
Orkla	219,896	2,448,705
		2,448,705
Singapore — 1.41%
Sea ADR †	17,964	2,291,667
		2,291,667
	Number of shares	Value (US $)
Common StocksΔ (continued)
Spain — 2.54%
Banco Bilbao Vizcaya Argentaria	175,716	$ 4,121,809
		4,121,809
Taiwan — 4.55%
Taiwan Semiconductor Manufacturing	150,000	7,373,593
		7,373,593
United Kingdom — 2.61%
Ashtead Group	24,265	1,654,368
BAE Systems	112,305	2,584,706
		4,239,074
United States — 60.74%
AbbVie	9,703	2,217,038
Alphabet Class A	12,718	3,980,734
Amazon.com †	16,364	3,777,139
Aon Class A	7,887	2,783,165
Apple	20,440	5,556,818
BJ's Wholesale Club Holdings †	21,304	1,917,999
Blue Owl Capital	112,996	1,688,160
Broadcom	8,206	2,840,097
Capital One Financial	10,616	2,572,894
Carrier Global	37,878	2,001,474
Casey's General Stores	5,214	2,881,830
Coca-Cola	24,385	1,704,755
ConocoPhillips	12,355	1,156,552
CSX	79,781	2,892,061
Eli Lilly & Co.	3,621	3,891,416
Hilton Worldwide Holdings	9,317	2,676,308
Home Depot	7,308	2,514,683
Howmet Aerospace	15,873	3,254,282
Ingersoll Rand	24,451	1,937,008
Intercontinental Exchange	15,994	2,590,388
KLA	2,824	3,431,386
Mastercard Class A	6,393	3,649,636
Meta Platforms Class A	3,789	2,501,081
Microsoft	17,728	8,573,615
Morgan Stanley	19,652	3,488,820
Netflix †	23,394	2,193,421
NVIDIA	48,254	8,999,371
Salesforce	10,025	2,655,723
Seagate Technology Holdings	6,141	1,691,170
Sherwin-Williams	6,914	2,240,343
Thermo Fisher Scientific	4,699	2,722,836
Unity Software †	33,805	1,493,167
		98,475,370
Total Common Stocks (cost $113,979,050)		160,718,500

    9

Schedules of investments
Nomura VIP Global Growth Series
	Number of shares	Value (US $)

Short-Term Investments — 0.71%
Money Market Mutual Funds — 0.71%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	287,475	$ 287,475
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	287,475	287,475
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	287,476	287,476
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	287,475	287,475
Total Short-Term Investments (cost $1,149,901)		1,149,901

Total Value of Securities—99.83% (cost $115,128,951)		161,868,401
Receivables and Other Assets Net of Liabilities — 0.17%		267,926
Net Assets Applicable to 42,240,211 Shares Outstanding — 100.00%		$162,136,327
Δ	Securities have been classified by country of risk.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $2,271,707, which represents 1.40% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
†	Non-income producing security.
Summary of abbreviations:
ADR - American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
10

Nomura VIP Limited-Term Bond Series
December 31, 2025
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.71%
Freddie Mac REMICs Series 4505 PE 2.50% 5/15/44	120,183	$ 116,971
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2025-DNA1 M2 144A 5.224% (SOFR + 1.35%) 1/25/45 #, •	540,000	540,001
Series 2025-DNA2 M1 144A 5.074% (SOFR + 1.20%) 5/25/45 #, •	32,143	32,132
Series 2025-DNA3 M2 144A 5.374% (SOFR + 1.50%) 9/25/45 #, •	140,000	140,373

GNMA Series 2012-39 PA 2.00% 3/16/42	133,633	126,112
Total Agency Collateralized Mortgage Obligations (cost $966,897)		955,589

Agency Commercial Mortgage-Backed Securities — 1.10%
FREMF Mortgage Trust
Series 2015-KF12 B 144A 11.223% (SOFR + 7.21%, Floor 7.10%) 9/25/22 #, •	592,529	624,934
Series 2019-KF61 B 144A 6.323% (SOFR + 2.31%, Floor 2.20%) 4/25/29 #, •	239,757	229,787
Series 2019-KF70 B 144A 6.423% (SOFR + 2.41%, Floor 2.30%) 9/25/29 #, •	269,906	266,870
Series 2020-KF74 B 144A 6.273% (SOFR + 2.26%, Floor 2.15%) 1/25/27 #, •	167,034	165,754
Series 2020-KF75 B 144A 6.373% (SOFR + 2.36%, Floor 2.25%) 12/25/29 #, •	208,551	194,519
Total Agency Commercial Mortgage-Backed Securities (cost $1,473,747)		1,481,864

Agency Mortgage-Backed Securities — 7.36%
Fannie Mae S.F. 30 yr
5.50% 12/1/52	827,652	843,525
5.50% 11/1/53	40,854	41,466
5.50% 5/1/54	33,475	33,959
5.50% 2/1/55	458,247	464,756
5.50% 3/1/55	325,718	330,946
6.00% 8/1/54	1,293,546	1,328,293
6.00% 12/1/54	1,578,787	1,622,264
6.50% 3/1/55	1,410,757	1,465,443
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
7.00% 2/1/55	381,995	$ 401,632
Freddie Mac S.F. 30 yr
5.50% 3/1/55	831,007	842,812
5.50% 4/1/55	29,782	30,207
GNMA II S.F. 30 yr
5.50% 2/20/55	1,303,717	1,318,037
6.00% 3/20/55	755,643	770,580
6.50% 4/20/55	401,173	414,975
Total Agency Mortgage-Backed Securities (cost $9,790,274)		9,908,895

Collateralized Loan Obligations — 5.53%
AGL CLO 17 Series 2022-17A AR 144A 4.82% (TSFR03M + 0.95%, Floor 0.95%) 1/21/35 #, •	300,000	299,403
Bain Capital Credit CLO Series 2021-7A A1R 144A 4.837% (TSFR03M + 0.98%, Floor 0.98%) 1/22/35 #, •	400,000	398,415
Bethpage Park CLO Series 2021-1A A 144A 5.296% (TSFR03M + 1.39%, Floor 1.13%) 1/15/35 #, •	600,000	599,995
Canyon Capital CLO Series 2019-2A AR2 144A 4.915% (TSFR03M + 1.01%, Floor 1.01%) 10/15/34 #, •	150,000	149,754
Canyon CLO Series 2020-2A AR2 144A 4.935% (TSFR03M + 1.03%, Floor 1.03%) 10/15/34 #, •	250,000	249,313
KKR CLO 41 Series 2022-41A A1 144A 5.235% (TSFR03M + 1.33%, Floor 1.33%) 4/15/35 #, •	2,000,000	1,999,980
Magnetite LI Series 2025-51A A1 144A 5.092% (TSFR03M + 1.20%, Floor 1.20%) 10/25/38 #, •	750,000	750,000
Neuberger Berman Loan Advisers CLO 42 Series 2021-42A AR 144A 4.844% (TSFR03M + 0.95%, Floor 0.95%) 7/16/36 #, •	500,000	499,668
Octagon Investment Partners 51 Series 2021-1A AR 144A 4.874% (TSFR03M + 0.99%, Floor 0.99%) 7/20/34 #, •	500,000	498,398
    11

Schedules of investments
Nomura VIP Limited-Term Bond Series
	Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)
Regatta XIX Funding Series 2022-1A A1R 144A 5.124% (TSFR03M + 1.24%, Floor 1.24%) 10/20/38 #, •	2,000,000	$ 1,999,446
Total Collateralized Loan Obligations (cost $7,449,307)		7,444,372

Corporate Bonds — 16.55%
Banking — 5.16%
Bank of America
5.819% 9/15/29 μ	265,000	276,645
6.25% 7/26/30 μ, ψ	270,000	274,413
6.625% 5/1/30 μ, ψ	115,000	119,916

Bank of New York Mellon 5.802% 10/25/28 μ	573,000	592,437
Citibank
5.438% 4/30/26	250,000	250,970
5.488% 12/4/26	250,000	253,343
Citigroup
4.503% 9/11/31 μ	235,000	235,791
6.625% 2/15/31 μ, ψ	100,000	101,668
Deutsche Bank
5.297% 5/9/31 μ	150,000	153,724
6.819% 11/20/29 μ	286,000	305,294
7.146% 7/13/27 μ	245,000	248,783
Goldman Sachs Group
1.542% 9/10/27 μ	750,000	737,061
4.369% 10/21/31 μ	240,000	239,479

Huntington Bancshares 6.25% 10/15/30 μ, ψ	145,000	145,687
JPMorgan Chase & Co.
1.47% 9/22/27 μ	370,000	363,325
5.103% 4/22/31 μ	200,000	206,581
5.14% 1/24/31 μ	135,000	139,561
5.571% 4/22/28 μ	195,000	198,933
Morgan Stanley
4.133% 10/18/29 μ	90,000	89,983
6.407% 11/1/29 μ	73,000	77,388

Morgan Stanley Bank 5.504% 5/26/28 μ	250,000	255,135
PNC Bank 4.429% 7/21/28 μ	210,000	211,422
PNC Financial Services Group 5.30% 1/21/28 μ	235,000	238,107
Popular 7.25% 3/13/28	155,000	163,459
State Street 4.543% 4/24/28 μ	140,000	141,212
UBS Group
144A 6.85% 9/10/29 #, μ, ψ	200,000	205,315
144A 7.00% 2/10/30 #, μ, ψ	200,000	205,215
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
US Bancorp
5.046% 2/12/31 μ	180,000	$ 184,952
6.787% 10/26/27 μ	165,000	168,653
Wells Fargo & Co.
5.15% 4/23/31 μ	15,000	15,487
5.244% 1/24/31 μ	140,000	145,049
		6,944,988
Basic Industry — 0.21%
BHP Billiton Finance USA 4.75% 2/28/28	275,000	279,434
		279,434
Brokerage — 0.25%
Apollo Global Management 4.60% 1/15/31	115,000	115,690
Brookfield Asset Management 4.653% 11/15/30	220,000	221,857
		337,547
Capital Goods — 0.27%
Boeing
6.259% 5/1/27	135,000	138,572
6.388% 5/1/31	55,000	59,712

Mauser Packaging Solutions Holding 144A 7.875% 4/15/30 #	160,000	158,886
		357,170
Communications — 1.78%
American Tower 5.20% 2/15/29	145,000	149,278
CCO Holdings 144A 6.375% 9/1/29 #	148,000	150,109
Iliad Holding 144A 8.50% 4/15/31 #	400,000	430,760
Meta Platforms 4.60% 11/15/32	225,000	226,874
Sitios Latinoamerica 144A 6.00% 11/25/29 #	330,000	342,870
SoftBank 144A 4.699% 7/9/30 #	280,000	281,134
T-Mobile USA 3.75% 4/15/27	815,000	812,692
		2,393,717
Consumer Cyclical — 1.71%
Amazon.com 4.10% 11/20/30	145,000	145,202
Caesars Entertainment 144A 7.00% 2/15/30 #	320,000	331,561
Ford Motor Credit
6.798% 11/7/28	200,000	209,889
6.80% 5/12/28	200,000	208,752
General Motors Financial
2.35% 2/26/27	210,000	205,877
4.20% 10/27/28	465,000	465,766

12

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)

Gildan Activewear 144A 4.70% 10/7/30 #	255,000	$ 253,828
Hyundai Capital Services 144A 5.25% 1/22/28 #	330,000	337,092
Lowe's 4.25% 3/15/31	150,000	149,413
		2,307,380
Consumer Non-Cyclical — 1.49%
AbbVie 4.80% 3/15/29	660,000	676,342
Bunge Limited Finance 4.20% 9/17/29	630,000	631,403
Cargill 144A 4.125% 10/23/30 #	130,000	129,482
Merck & Co.
3.85% 3/15/29	100,000	99,982
4.15% 3/15/31	265,000	264,243

Pfizer 4.20% 11/15/30	90,000	90,439
Sysco 5.10% 9/23/30	110,000	113,627
		2,005,518
Electric — 0.54%
American Electric Power 5.80% 3/15/56 μ	95,000	94,355
Black Hills 4.55% 1/31/31	120,000	120,079
NRG Energy 144A 4.734% 10/15/30 #	195,000	195,374
Vistra 144A 7.00% 12/15/26 #, μ, ψ	310,000	316,573
		726,381
Energy — 1.29%
Enbridge 4.90% 6/20/30	100,000	102,265
Energy Transfer
5.55% 2/15/28	655,000	672,671
6.50% 2/15/56 μ	275,000	274,213

Galaxy Pipeline Assets Bidco 144A 1.75% 9/30/27 #	478,965	467,485
Shell Finance US 4.125% 11/6/30	65,000	65,016
USA Compression Partners 144A 7.125% 3/15/29 #	145,000	150,159
		1,731,809
Finance Companies — 0.98%
AerCap Ireland Capital DAC 5.10% 1/19/29	325,000	332,366
Apollo Debt Solutions 6.70% 7/29/31	320,000	337,851
Ares Capital 5.10% 1/15/31	280,000	276,669
Avolon Holdings Funding 144A 4.95% 1/15/28 #	135,000	136,705
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
Blackstone Private Credit Fund
5.05% 9/10/30	120,000	$ 118,227
5.60% 11/22/29	115,000	116,252
		1,318,070
Insurance — 1.24%
Northwestern Mutual Global Funding 144A 4.96% 1/13/30 #	325,000	333,650
Protective Life Global Funding 144A 1.618% 4/15/26 #	1,350,000	1,340,965
		1,674,615
Technology — 1.47%
Baidu 1.72% 4/9/26	379,000	376,650
Oracle 4.45% 9/26/30	120,000	117,427
TSMC Global 144A 1.25% 4/23/26 #	1,500,000	1,487,483
		1,981,560
Transportation — 0.16%
ERAC USA Finance 144A 4.60% 5/1/28 #	215,000	218,035
		218,035
Total Corporate Bonds (cost $22,063,351)		22,276,224

Government Agency Obligations — 0.43%
Equinor 4.50% 9/3/30	35,000	35,524
Ma'aden Sukuk 144A 5.25% 2/13/30 #	335,000	344,236
Telecommunications Telekom Srbija AD Belgrade 144A 7.00% 10/28/29 #	200,000	200,351
Total Government Agency Obligations (cost $569,160)		580,111

Non-Agency Asset-Backed Securities — 10.63%
Enterprise Fleet Financing Series 2023-3 A2 144A 6.40% 3/20/30 #	663,059	671,214
Ford Credit Auto Lease Trust Series 2024-A A3 5.06% 5/15/27	279,693	280,217
Ford Credit Auto Owner Trust
Series 2023-C A3 5.53% 9/15/28	1,444,207	1,458,959
Series 2024-B A3 5.10% 4/15/29	1,200,000	1,215,435

    13

Schedules of investments
Nomura VIP Limited-Term Bond Series
	Principalamount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

GM Financial Automobile Leasing Trust Series 2024-1 A3 5.09% 3/22/27	982,717	$ 984,937
GMF Floorplan Owner Revolving Trust Series 2024-1A A1 144A 5.13% 3/15/29 #	1,000,000	1,014,966
Hyundai Auto Lease Securitization Trust
Series 2024-A A3 144A 5.02% 3/15/27 #	588,468	589,719
Series 2024-C A3 144A 4.62% 4/17/28 #	500,000	503,130

NextGear Floorplan Master Owner Trust Series 2024-1A A1 144A 4.884% (SOFR + 0.90%, Floor 0.90%) 3/15/29 #, •	1,300,000	1,306,114
Nissan Master Owner Trust Receivables Series 2024-B A 144A 5.05% 2/15/29 #	1,000,000	1,011,941
Santander Drive Auto Receivables Trust
Series 2025-1 D 5.43% 3/17/31	1,200,000	1,218,712
Series 2025-4 D 4.95% 1/15/32	250,000	250,913

SBA Tower Trust 144A 1.884% 1/15/26 #	1,155,000	1,153,714
Toyota Auto Receivables Owner Trust
Series 2024-A A3 4.83% 10/16/28	158,696	159,725
Series 2024-B A3 5.33% 1/16/29	745,507	753,275

Verizon Master Trust Series 2024-3 A1A 5.34% 4/22/30	1,000,000	1,019,497
Wheels Fleet Lease Funding 1 Series 2024-3A A1 144A 4.80% 9/19/39 #	707,187	714,648
Total Non-Agency Asset-Backed Securities (cost $14,187,163)		14,307,116

Non-Agency Collateralized Mortgage Obligations — 3.32%
COLT Mortgage Loan Trust Series 2023-3 A1 144A 7.18% 9/25/68 #, φ	1,032,824	1,044,224
Connecticut Avenue Securities Trust
Series 2025-R01 1M2 144A 5.374% (SOFR + 1.50%) 1/25/45 #, •	230,000	229,791
	Principalamount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust
Series 2025-R02 1M2 144A 5.474% (SOFR + 1.60%) 2/25/45 #, •	680,000	$ 680,211
Series 2025-R03 2M1 144A 5.474% (SOFR + 1.60%) 3/25/45 #, •	252,181	252,491
Series 2025-R05 2M2 144A 5.474% (SOFR + 1.60%) 7/25/45 #, •	140,000	140,482

OBX Trust Series 2023-NQM8 A1 144A 7.045% 9/25/63 #, φ	1,087,375	1,098,279
Verus Securitization Trust Series 2023-6 A1 144A 6.665% 9/25/68 #, φ	1,011,227	1,019,495
Total Non-Agency Collateralized Mortgage Obligations (cost $4,433,572)		4,464,973

Sovereign Bond — 0.25%
Poland — 0.25%
Republic of Poland Government International Bond 4.875% 2/12/30	330,000	340,281
Total Sovereign Bond (cost $328,544)		340,281

US Treasury Obligations — 53.29%
US Treasury Notes
3.375% 11/30/27	6,810,000	6,797,364
3.375% 9/15/28	1,135,000	1,130,478
3.50% 10/15/28	20,130,000	20,111,915
3.50% 11/15/28	13,130,000	13,117,177
3.625% 8/31/27	22,795,000	22,847,536
3.625% 10/31/30	2,380,000	2,370,331
3.625% 12/31/30	5,380,000	5,354,571
Total US Treasury Obligations (cost $71,712,944)		71,729,372

Total Value of Securities—99.17% (cost $132,974,959)		133,488,797
Receivables and Other Assets Net of Liabilities—0.83%		1,111,745
Net Assets Applicable to 28,563,371 Shares Outstanding—100.00%		$134,600,542
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

14

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $29,086,429, which represents 21.61% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
φ	Step coupon bond. Stated rate in effect at December 31, 2025 through maturity date.
The following futures contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 2 yr Notes
146	$30,483,203	$30,502,940	3/31/26	$—	$(19,737)	$(10,266)
Short Contracts:
US Treasury 5 yr Notes
(77)	(8,416,461)	(8,424,465)	3/31/26	8,004	—	—
US Treasury 10 yr Notes
(12)	(1,349,250)	(1,344,720)	3/20/26	—	(4,530)	2,438
US Treasury Long Bonds
(13)	(1,502,718)	(1,524,077)	3/20/26	21,359	—	2,844
		(11,293,262)		29,363	(4,530)	5,282
Total Futures Contracts		$19,209,678		$29,363	$(24,267)	$(4,984)
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 10 in “Notes to financial statements.”
    15

Schedules of investments
Nomura VIP Limited-Term Bond Series
Summary of abbreviations:
AD – Akcionarsko Drustvo
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TSFR03M – 3 Month Term Secured Overnight Financing Rate
yr – Year
See accompanying notes, which are an integral part of the financial statements.
16

Nomura VIP Value Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 99.26%♣
Communication Services — 6.06%
Alphabet Class A	15,605	$ 4,884,365
Electronic Arts	21,842	4,462,976
		9,347,341
Consumer Discretionary — 8.53%
Genuine Parts	34,584	4,252,449
Lowe's	18,312	4,416,122
NIKE Class B	70,575	4,496,333
		13,164,904
Consumer Staples — 2.84%
Hershey	24,123	4,389,904
		4,389,904
Energy — 5.75%
Chevron	28,864	4,399,162
Exxon Mobil	37,261	4,483,989
		8,883,151
Financials — 21.33%
Bank of America	84,960	4,672,800
Charles Schwab	47,283	4,724,044
Fidelity National Information Services	69,037	4,588,199
Marsh & McLennan	25,563	4,742,448
Travelers	15,297	4,437,048
Truist Financial	99,370	4,889,998
Wells Fargo & Co.	52,308	4,875,105
		32,929,642
Healthcare — 15.24%
Cigna Group	17,604	4,845,149
Johnson & Johnson	21,961	4,544,829
Merck & Co.	44,153	4,647,545
Thermo Fisher Scientific	7,766	4,500,009
Zoetis	39,714	4,996,815
		23,534,347
Industrials — 12.14%
CSX	128,153	4,645,546
Dover	24,399	4,763,661
Jacobs Solutions	34,480	4,567,221
Northrop Grumman	8,370	4,772,658
		18,749,086
Information Technology — 13.26%
Analog Devices	16,852	4,570,262
CDW	29,709	4,046,366
Cisco Systems	57,267	4,411,277
Qnity Electronics	35,918	2,932,705
Teledyne Technologies †	8,821	4,505,149
		20,465,759
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Materials — 4.96%
DuPont de Nemours	71,836	$ 2,887,807
PPG Industries	46,539	4,768,386
		7,656,193
Real Estate — 6.09%
Equity Residential	74,345	4,686,709
Prologis	36,981	4,720,994
		9,407,703
Utilities — 3.06%
Duke Energy	40,330	4,727,079
		4,727,079
Total Common Stocks (cost $143,459,797)		153,255,109

Short-Term Investments — 0.82%
Money Market Mutual Funds — 0.82%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	317,258	317,258
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	317,259	317,259
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	317,259	317,259
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	317,259	317,259
Total Short-Term Investments (cost $1,269,035)		1,269,035

Total Value of Securities—100.08% (cost $144,728,832)		154,524,144
Liabilities Net of Receivables and Other Assets—(0.08%)		(126,353)
Net Assets Applicable to 34,820,310 Shares Outstanding—100.00%		$154,397,791
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
See accompanying notes, which are an integral part of the financial statements.
    17

Statements of assets and liabilities
Ivy Variable Insurance Portfolios
December 31, 2025
	Nomura VIP Core Equity Series	Nomura VIP Corporate Bond Series	Nomura VIP Global Growth Series	Nomura VIP Limited-Term Bond Series	Nomura VIP Value Series
Assets:
Investments, at value*	$697,126,959	$397,376,649	$161,868,401	$133,488,797	$154,524,144
Foreign currencies, at valueΔ	—	—	312,267	—	—
Cash	—	—	—	114,694	—
Cash collateral due from broker on futures contracts	—	863,503	—	204,906	—
Dividend and interest receivable	191,395	4,773,351	45,297	988,291	110,149
Foreign tax reclaims receivable	24,541	—	494,447	—	—
Prepaid expenses	14,165	11,020	2,034	5,846	5,728
Receivable for series shares sold	12,750	64,099	749	23,627	70
Receivable for securities sold	—	403,033	—	—	—
Other assets	—	401	—	—	—
Total Assets	697,369,810	403,492,056	162,723,195	134,826,161	154,640,091
Liabilities:
Due to custodian	—	215,324	—	—	—
Payable for series shares redeemed	573,002	598,497	38,838	68,142	36,302
Investment management fees payable to affiliates	374,502	161,465	84,124	37,604	78,876
Distribution fees payable to affiliates	147,247	89,544	34,522	29,972	32,663
Accounting and administration expenses payable to non-affiliates	74,404	65,281	51,628	51,422	52,716
Trustees' fees payable to non-affiliates	57,677	40,148	45,486	12,234	30,439
Other accrued expenses	21,599	12,744	148	5,138	8,506
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,371	2,967	1,038	983	1,182
Accounting and administration expenses payable to affiliates	2,990	2,138	966	933	1,053
Legal fees payable to affiliates	1,310	948	314	320	385
Pricing fees payable	178	12,612	3,604	13,887	178
Variation margin due to broker on futures contracts	—	20,493	—	4,984	—
Accrued capital gains taxes on appreciated securities	—	—	326,200	—	—
Total Liabilities	1,257,280	1,222,161	586,868	225,619	242,300
Total Net Assets	$696,112,530	$402,269,895	$162,136,327	$134,600,542	$154,397,791

Net Assets Consist of:
Paid-in capital	$419,712,711	$467,927,279	$104,546,061	$143,767,499	$142,781,104
Total distributable earnings (loss)	276,399,819	(65,657,384)	57,590,266	(9,166,957)	11,616,687
Total Net Assets	$696,112,530	$402,269,895	$162,136,327	$134,600,542	$154,397,791

    18

	Nomura VIP Core Equity Series	Nomura VIP Corporate Bond Series	Nomura VIP Global Growth Series	Nomura VIP Limited-Term Bond Series	Nomura VIP Value Series
Net Asset Value

Service Class:
Net assets	$696,112,530	$402,269,895	$162,136,327	$134,600,542	$154,397,791
Shares of beneficial interest outstanding, unlimited authorization, no par	49,785,962	85,686,091	42,240,211	28,563,371	34,820,310
Net asset value per share	$13.98	$4.69	$3.84	$4.71	$4.43
*Investments, at cost	$508,719,401	$394,652,300	$115,128,951	$132,974,959	$144,728,832
ΔForeign currencies, at cost	—	—	308,511	—	—
See accompanying notes, which are an integral part of the financial statements.
    19

Statements of operations
Ivy Variable Insurance Portfolios
Year ended December 31, 2025
	Nomura VIP Core Equity Series	Nomura VIP Corporate Bond Series	Nomura VIP Global Growth Series	Nomura VIP Limited-Term Bond Series	Nomura VIP Value Series
Investment Income:
Dividends	$7,462,553	$342,777	$2,227,367	$—	$3,863,132
Interest	—	24,779,286	—	6,849,245	—
Foreign tax withheld	(112,297)	—	(157,467)	—	—
	7,350,256	25,122,063	2,069,900	6,849,245	3,863,132

Expenses:
Management fees	4,732,326	2,230,800	1,370,044	788,286	1,283,580
Distribution expenses — Service Class	1,690,116	1,174,105	402,954	394,143	458,422
Accounting and administration expenses	132,940	108,959	76,896	74,130	74,138
Legal fees	61,988	45,027	14,025	13,906	18,219
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	54,190	37,601	12,937	12,687	14,624
Audit and tax fees	35,459	44,097	60,947	44,342	32,985
Trustees’ fees	34,331	24,196	8,199	8,128	9,570
Custodian fees	10,789	12,193	20,134	4,534	2,776
Reports and statements to shareholders expenses	7,511	6,810	8,454	7,755	6,812
Other	31,251	42,272	21,172	29,311	12,673
	6,790,901	3,726,060	1,995,762	1,377,222	1,913,799
Less expenses waived	(368,452)	(56,845)	(316,169)	(127,156)	(104,241)
Less expenses paid indirectly	(5)	(6,007)	(8)	(4,536)	(5)
Total operating expenses	6,422,444	3,663,208	1,679,585	1,245,530	1,809,553
Net Investment Income (Loss)	927,812	21,458,855	390,315	5,603,715	2,053,579

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	87,133,286	(388,021)	15,810,963	1,388,245	(59,464)
Foreign currencies	—	—	9,014	—	—
Futures contracts	—	(668,173)	—	(441,673)	—
Options purchased	—	(109,052)	—	—	—
Swap contracts	—	—	—	30,088	—
Net increase from payment by affiliates[2]	—	4,030	—	—	—
Net realized gain (loss)	87,133,286	(1,161,216)	15,819,977	976,660	(59,464)
Net change in unrealized appreciation (depreciation) on:
Investments[3]	10,874,959	9,568,209	10,385,138	832,625	13,615,780
Foreign currencies	—	—	62,429	—	—
Futures contracts	—	(211,615)	—	8,214	—
Net change in unrealized appreciation (depreciation)	10,874,959	9,356,594	10,447,567	840,839	13,615,780
Net Realized and Unrealized Gain (Loss)	98,008,245	8,195,378	26,267,544	1,817,499	13,556,316
Net Increase (Decrease) in Net Assets Resulting from Operations	$98,936,057	$29,654,233	$26,657,859	$7,421,214	$15,609,895
[1]	Includes $(29,037) capital gains taxes paid for Nomura VIP Global Growth Series.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Includes net change of $(164,915) on capital gains taxes accrued for Nomura VIP Global Growth Series.
See accompanying notes, which are an integral part of the financial statements.
    20

Statements of changes in net assets
Ivy Variable Insurance Portfolios
	Nomura VIP Core Equity Series		Nomura VIP Corporate Bond Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$927,812	$1,090,114	$21,458,855	$24,651,904
Net realized gain (loss)	87,133,286	101,269,482	(1,165,246)[1]	(13,821,879)
Net increase from payment by affiliates	—	—	4,030[2]	—
Net change in unrealized appreciation (depreciation)	10,874,959	42,794,838	9,356,594	2,782,052
Net increase (decrease) in net assets resulting from operations	98,936,057	145,154,434	29,654,233	13,612,077

Dividends and Distributions to Shareholders from:
Distributable earnings:
Service Class[3]	(102,052,654)	(65,923,487)	(24,641,696)	(16,459,101)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Service Class[3]	66,359,019	109,301,601	40,008,970	49,614,483

Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class[3]	102,052,654	65,923,487	24,641,696	16,459,101
	168,411,673	175,225,088	64,650,666	66,073,584
Cost of shares redeemed:
Service Class[3]	(150,147,310)	(164,140,370)	(161,558,067)	(139,129,563)
Increase (decrease) in net assets derived from capital share transactions	18,264,363	11,084,718	(96,907,401)	(73,055,979)
Net Increase (Decrease) in Net Assets	15,147,766	90,315,665	(91,894,864)	(75,903,003)

Net Assets:
Beginning of year	680,964,764	590,649,099	494,164,759	570,067,762
End of year	$696,112,530	$680,964,764	$402,269,895	$494,164,759
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.
    21

Statements of changes in net assets
Ivy Variable Insurance Portfolios
	Nomura VIP Global Growth Series		Nomura VIP Limited-Term Bond Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase in Net Assets from Operations:
Net investment income (loss)	$390,315	$611,185	$5,603,715	$6,809,494
Net realized gain (loss)	15,819,977	17,815,644[1]	976,660	333,211
Net increase from payment by affiliates	—	1,176[2]	—	—
Net change in unrealized appreciation (depreciation)	10,447,567	4,720,819	840,839	436,733
Net increase (decrease) in net assets resulting from operations	26,657,859	23,148,824	7,421,214	7,579,438

Dividends and Distributions to Shareholders from:
Distributable earnings:
Service Class[3]	(17,241,544)	(2,811,244)	(6,810,055)	(8,544,634)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Service Class[3]	3,747,170	16,786,761	18,415,565	19,042,521

Net assets from reorganization:[4]
Service Class	—	27,761,653	—	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class[3]	17,241,544	2,811,244	6,810,055	8,544,634
	20,988,714	47,359,658	25,225,620	27,587,155
Cost of shares redeemed:
Service Class[3]	(27,032,782)	(31,412,165)	(59,959,652)	(48,368,368)
Increase (decrease) in net assets derived from capital share transactions	(6,044,068)	15,947,493	(34,734,032)	(20,781,213)
Net Increase (Decrease) in Net Assets	3,372,247	36,285,073	(34,122,873)	(21,746,409)

Net Assets:
Beginning of year	158,764,080	122,479,007	168,723,415	190,469,824
End of year	$162,136,327	$158,764,080	$134,600,542	$168,723,415
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
[4]	See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
    22

	Nomura VIP Value Series
	Year ended
	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,053,579	$4,239,510
Net realized gain (loss)	(59,464)	20,174,367[1]
Net increase from payment by affiliates	—	1,700[2]
Net change in unrealized appreciation (depreciation)	13,615,780	(1,338,809)
Net increase (decrease) in net assets resulting from operations	15,609,895	23,076,768

Dividends and Distributions to Shareholders from:
Distributable earnings:
Service Class[3]	(24,553,447)	(41,180,267)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Service Class[3]	9,388,670	12,139,425

Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class[3]	24,553,447	41,180,267
	33,942,117	53,319,692
Cost of shares redeemed:
Service Class[3]	(68,257,717)	(171,954,038)
Decrease in net assets derived from capital share transactions	(34,315,600)	(118,634,346)
Net Decrease in Net Assets	(43,259,152)	(136,737,845)

Net Assets:
Beginning of year	197,656,943	334,394,788
End of year	$154,397,791	$197,656,943
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.
    23

Financial highlights
Nomura VIP Core Equity Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$14.35	$12.78	$11.50	$17.69	$14.36

Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.04	0.05	0.03
Net realized and unrealized gain (loss)	1.86	3.11	2.50	(3.18)	4.01
Total from investment operations	1.88	3.13	2.54	(3.13)	4.04

Less dividends and distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.09)
Net realized gain	(2.23)	(1.51)	(1.21)	(3.03)	(0.62)
Total dividends and distributions	(2.25)	(1.56)	(1.26)	(3.06)	(0.71)

Net asset value, end of period	$13.98	$14.35	$12.78	$11.50	$17.69

Total return[2]	15.30%	25.69%	23.51%	(17.33%)	28.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$696,113	$680,965	$590,649	$597,276	$735[3]
Ratio of expenses to average net assets[4]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	1.00%	1.00%	1.01%	0.99%
Ratio of net investment income to average net assets	0.14%	0.17%	0.38%	0.36%	0.19%
Ratio of net investment income to average net assets prior to fees waived	0.09%	0.12%	0.33%	0.30%	0.15%
Portfolio turnover	39%	39%	40%	47%	29%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    24

Nomura VIP Corporate Bond Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.65	$4.68	$4.49	$5.63	$6.05

Income (loss) from investment operations:
Net investment income[1]	0.21	0.21	0.15	0.12	0.11
Net realized and unrealized gain (loss)	0.08	(0.10)	0.17	(1.00)	(0.17)
Payment by affiliates	—[2]	—	—	—	—
Total from investment operations	0.29	0.11	0.32	(0.88)	(0.06)

Less dividends and distributions from:
Net investment income	(0.25)	(0.14)	(0.13)	(0.12)	(0.12)
Net realized gain	—	—	—	(0.14)	(0.24)
Total dividends and distributions	(0.25)	(0.14)	(0.13)	(0.26)	(0.36)

Net asset value, end of period	$4.69	$4.65	$4.68	$4.49	$5.63

Total return[3]	6.48%[2,4]	2.45%	7.27%	(15.86%)	(0.85%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$402,270	$494,165	$570,068	$491,308	$668[5]
Ratio of expenses to average net assets[6]	0.78%	0.78%	0.79%	0.80%	0.76%
Ratio of expenses to average net assets prior to fees waived[6]	0.79%	0.78%	0.79%	0.80%	0.76%
Ratio of net investment income to average net assets	4.57%	4.58%	3.38%	2.45%	1.90%
Ratio of net investment income to average net assets prior to fees waived	4.56%	4.58%	3.38%	2.45%	1.90%
Portfolio turnover	190%	139%	93%	67%	85%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    25

Financial highlights
Nomura VIP Global Growth Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$3.65	$3.17	$3.33	$4.81	$4.29

Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.04[2]	0.01	0.02
Net realized and unrealized gain (loss)	0.60	0.53[3]	0.53	(0.87)	0.72
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	0.61	0.54	0.57	(0.86)	0.74

Less dividends and distributions from:
Net investment income	(0.01)	(0.03)	—[5]	(0.03)	—
Net realized gain	(0.41)	(0.03)	(0.73)	(0.59)	(0.22)
Total dividends and distributions	(0.42)	(0.06)	(0.73)	(0.62)	(0.22)

Net asset value, end of period	$3.84	$3.65	$3.17	$3.33	$4.81

Total return[6]	17.93%	17.08%[3,4]	19.90%[2]	(17.49%)	17.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162,136	$158,764	$122,479	$117,268	$160[7]
Ratio of expenses to average net assets[8]	1.04%	1.09%[9]	1.13%	1.13%	1.13%
Ratio of expenses to average net assets prior to fees waived[8]	1.24%	1.30%[9]	1.26%	1.24%	1.18%
Ratio of net investment income to average net assets	0.24%	0.40%	1.28%	0.37%	0.43%
Ratio of net investment income to average net assets prior to fees waived	0.04%	0.19%	1.15%	0.26%	0.38%
Portfolio turnover	37%	49%	45%	72%	22%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.02 and total return by 0.60%. See Note 1 in "Notes to financial statements."
[3]	Amount includes non-recurring payment for litigation proceeds, which represents a class action settlement received by the Series. The litigation proceeds impact the realized and unrealized gain (loss) per share by less than $0.005 and total return by less than 0.005%.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Amount is less than $(0.005) per share.
[6]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[7]	Net assets reported in millions.
[8]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[9]	Includes non-recurring expenses of 0.03% for the year ended December 31, 2024.
See accompanying notes, which are an integral part of the financial statements.
26

Nomura VIP Limited-Term Bond Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.70	$4.72	$4.58	$4.89	$5.01

Income (loss) from investment operations:
Net investment income[1]	0.17	0.17	0.13	0.07	0.05
Net realized and unrealized gain (loss)	0.04	0.03	0.09	(0.28)	(0.07)
Total from investment operations	0.21	0.20	0.22	(0.21)	(0.02)

Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.08)	(0.06)	(0.08)
Net realized gain	—	—	—	(0.04)	(0.02)
Total dividends and distributions	(0.20)	(0.22)	(0.08)	(0.10)	(0.10)

Net asset value, end of period	$4.71	$4.70	$4.72	$4.58	$4.89

Total return[2]	4.70%[3]	4.33%[3]	4.73%	(4.20%)	(0.49%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,601	$168,723	$190,470	$312,800	$391[4]
Ratio of expenses to average net assets[5]	0.79%	0.80%	0.86%	0.82%	0.79%
Ratio of expenses to average net assets prior to fees waived[5]	0.87%	0.84%	0.86%	0.82%	0.79%
Ratio of net investment income to average net assets	3.55%	3.71%	2.82%	1.56%	1.05%
Ratio of net investment income to average net assets prior to fees waived	3.47%	3.67%	2.82%	1.56%	1.05%
Portfolio turnover	262%	159%	143%	144%	48%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    27

Financial highlights
Nomura VIP Value Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.68	$5.04	$5.56	$8.24	$6.40

Income (loss) from investment operations:
Net investment income[1]	0.05	0.07	0.08	0.09	0.08
Net realized and unrealized gain (loss)	0.32	0.24	0.32	(0.51)	1.90
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	0.37	0.31	0.40	(0.42)	1.98

Less dividends and distributions from:
Net investment income	(0.11)	(0.08)	(0.09)	(0.10)	(0.14)
Net realized gain	(0.51)	(0.59)	(0.83)	(2.16)	—
Total dividends and distributions	(0.62)	(0.67)	(0.92)	(2.26)	(0.14)

Net asset value, end of period	$4.43	$4.68	$5.04	$5.56	$8.24

Total return[3]	9.41%[4]	6.47%[2,4]	8.27%	(4.90%)	31.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$154,398	$197,657	$334,395	$354,290	$370[5]
Ratio of expenses to average net assets[6]	0.99%	1.00%	1.02%	1.01%	1.00%
Ratio of expenses to average net assets prior to fees waived[6]	1.04%	1.02%	1.02%	1.01%	1.00%
Ratio of net investment income to average net assets	1.12%	1.46%	1.53%	1.37%	1.11%
Ratio of net investment income to average net assets prior to fees waived	1.07%	1.44%	1.53%	1.37%	1.11%
Portfolio turnover	36%	30%	110%[7]	72%	41%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return, respectively.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[7]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2023 due to the repositioning of the Series.
See accompanying notes, which are an integral part of the financial statements.
28

Notes to financial statements
Ivy Variable Insurance Portfolios
December 31, 2025
Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 24 series. These financial statements and the related notes pertain to 5 series: Nomura VIP Core Equity Series (formerly, Macquarie VIP Core Equity Series through November 30, 2025), Nomura VIP Corporate Bond Series (formerly, Macquarie VIP Corporate Bond Series through November 30, 2025), Nomura VIP Global Growth Series (formerly, Macquarie VIP Global Growth Series through November 30, 2025), Nomura VIP Limited-Term Bond Series (formerly, Macquarie VIP Limited-Term Bond Series through November 30, 2025), and Nomura VIP Value Series (formerly, Macquarie VIP Value Series through November 30, 2025) (each, a Series and collectively, the Series). The Trust is an open-end investment company. Each of the Series are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act). Each Series offers Service Class (formerly, Class II) shares. The Service Class shares carry a distribution and service (12b-1) fee. The shares of the Series are sold only to variable life insurance separate accounts and variable annuity separate accounts.
1. Significant Accounting Policies
Each Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (Policy). Fixed income security and CDS contracts valuations are then reviewed by DMC as part of its duties as each Series’ valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. An adjustment factor may be applied to the daily vendor provided price for certain security/instrument types to arrive at a fair value for the applicable positions. The adjustment factor is determined by comparing the prices of trades with vendor prices over a time period deemed reasonable by DMC, calculating the weighted average differences, and using that difference to adjust vendor prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Series may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered
    29

Notes to financial statements
Ivy Variable Insurance Portfolios
1. Significant Accounting Policies (continued)
to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Series evaluates tax positions taken or expected to be taken in the course of preparing each Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Series’ tax positions taken or expected to be taken on each Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in each Series’ financial statements. In regard to foreign taxes only, each Series has open tax years in certain foreign countries in which it invests that may date back to the inception of each Series. If applicable, each Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statements of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
As a result of several court cases, in certain countries across the European Union, certain Series filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). Income recognized, if any, for EU reclaims is reflected as "Reclaim income" on the “Statements of operations.” Any fees associated with these filings are included on the “Statements of operations” under “Other.” For US income tax purposes, EU reclaims received by the Series, if any, reduce the amount of foreign taxes Series shareholders can use as tax deductions or credits on their income tax returns.
To Be Announced Trades (TBA) — Nomura VIP Limited-Term Bond Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by each Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. No TBA were outstanding at December 31, 2025.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments — Each Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, each Series intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, each Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash
    30

reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of each Series under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to a Series are charged directly to that Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which each Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that each Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Series’ understanding of the applicable country’s tax rules and rates. Certain Series file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statements of operations” include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Series will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. Each Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. Each Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. Each Series' Chief Executive Officer and Chief Financial Officer act as each Series' chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that each Series has a single operating segment since each Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on each Series' portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in each Series' financial statements. Adoption of the new standard impacted each Series' financial statements note disclosures only, and did not affect any Series' financial position or the results of its operations.
Each Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, certain Series earned the following amounts under this arrangement:
Series	Custody Credits
Nomura VIP Corporate Bond Series	$6,002
Nomura VIP Global Growth Series	4
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Notes to financial statements
Ivy Variable Insurance Portfolios
1. Significant Accounting Policies (continued)
Series	Custody Credits
Nomura VIP Limited-Term Bond Series	$4,532
For the year ended December 31, 2025, Nomura VIP Core Equity Series and Nomura VIP Value Series had earnings credits less than $1 under this arrangement.
Each Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, each Series earned the following amounts under this arrangement:
Series	Earnings Credits
Nomura VIP Core Equity Series	$5
Nomura VIP Corporate Bond Series	5
Nomura VIP Global Growth Series	4
Nomura VIP Limited-Term Bond Series	4
Nomura VIP Value Series	5
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly based on each Series' average daily net assets as follows:
Series	Management Fee (annual rate as a percentage of average daily net assets)
Nomura VIP Core Equity Series	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Nomura VIP Corporate Bond Series	0.475% of net assets up to $1 billion;
0.450% of net assets over $1 billion and up to $1.5 billion;
0.400% of net assets over $1.5 billion.

Nomura VIP Global Growth Series	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion.

Nomura VIP Limited-Term Bond Series	0.50% of net assets up to $500 million;
0.45% of net assets over $500 million and up to $1 billion;
0.40% of net assets over $1 billion and up to $1.5 billion;
0.35% of net assets over $1.5 billion.

Nomura VIP Value Series	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion.

Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust.
    32

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding the following percentages of each Series' average daily net assets from January 1, 2025 (except as noted) through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and each Series. The waivers and reimbursements are accrued daily and received monthly.
Series	Operating expense limitation as a percentage of average daily net assets
Nomura VIP Core Equity Series	0.70%
Nomura VIP Corporate Bond Series	0.53%
Nomura VIP Global Growth Series	0.79%
Nomura VIP Limited-Term Bond Series	0.54%
Nomura VIP Value Series	0.73%*
*	Effective May 1, 2025. Prior to May 1, 2025, the expense limitation was 0.75%.
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as percentage of average daily net assets from January 1, 2025 (except as noted) through April 30, 2026, unless terminated by agreement of DMC and the Series, is as follows:
Series	Operating expense limitation as a percentage of average daily net assets Service Class shares
Nomura VIP Core Equity Series	0.95%
Nomura VIP Corporate Bond Series	0.78%
Nomura VIP Global Growth Series	1.04%
Nomura VIP Limited-Term Bond Series	0.79%
Nomura VIP Value Series	0.98%*
*	Effective May 1, 2025. Prior to May 1, 2025, the expense limitation was 1.00%.
With respect to Nomura VIP Core Equity Series, Nomura VIP Global Growth Series, and Nomura VIP Value Series:
DMC has principal responsibility for the Series and, prior to the Closing Date, sought quantitative support from Macquarie Investment Management Global Limited (MIMGL) and utilized MIMGL to execute Series security trades on behalf of DMC. As of the Closing Date, MIMGL no longer served as a sub-advisor to the Series.
With respect to Nomura VIP Corporate Bond Series and Nomura VIP Limited-Term Bond Series:
DMC has principal responsibility for the Series and, prior to the Closing Date, DMC had entered into sub-advisory agreements on behalf of the Series with Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and MIMGL. Prior to the Closing Date, DMC sought investment advice and recommendations from MIMAK, MIMEL, and MIMGL and permitted MIMAK, MIMEL, and MIMGL  to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believed it would be beneficial to utilize MIMAK’s, MIMEL’s, and MIMGL’s specialized market knowledge. As of the Closing Date, MIMAK, MIMEL, and MIMGL no longer served as sub-advisors to the Series.
Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each sub-advisor.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all
    33

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, each Series paid for these services as follows:
Series	Fees
Nomura VIP Core Equity Series	$34,745
Nomura VIP Corporate Bond Series	25,356
Nomura VIP Global Growth Series	11,330
Nomura VIP Limited-Term Bond Series	11,169
Nomura VIP Value Series	12,339
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, each Series paid for these services as follows:
Series	Fees
Nomura VIP Core Equity Series	$50,704
Nomura VIP Corporate Bond Series	35,223
Nomura VIP Global Growth Series	12,089
Nomura VIP Limited-Term Bond Series	11,824
Nomura VIP Value Series	13,753
Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to each Series. Sub-transfer agency fees are paid by each Series and are also included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, each Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly.
As provided in the investment management agreement, each Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Series. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2025, each Series paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:
Series	Fees
Nomura VIP Core Equity Series	$14,871
Nomura VIP Corporate Bond Series	10,607
Nomura VIP Global Growth Series	3,553
Nomura VIP Limited-Term Bond Series	3,572
Nomura VIP Value Series	4,172
Trustees’ fees include expenses accrued by each Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of a Series, a Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
    34

During the year ended December 31, 2024, DMC reimbursed Nomura VIP Global Growth Series and Nomura VIP Value Series $1,176 and $1,700, respectively, for commissions related to a trade error. These amounts are included in “Net increase from payment by affiliates” in the "Statements of changes in net assets." Payment by affiliates had no impact on total return.
During the year ended December 31, 2025, DMC reimbursed Nomura VIP Corporate Bond Series $4,030 in connection with trade errors. This amount is included in "Net increase from payment by affiliates" in the "Statements of operations." Payment by affiliates had no impact on total return.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of each Series' investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for each Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series' name changes reflected below went effective.
Series Name Prior to December 1, 2025	Series Name Effective December 1, 2025
Macquarie VIP Core Equity Series	Nomura VIP Core Equity Series
Macquarie VIP Corporate Bond Series	Nomura VIP Corporate Bond Series
Macquarie VIP Global Growth Series	Nomura VIP Global Growth Series
Macquarie VIP Limited-Term Bond Series	Nomura VIP Limited-Term Bond Series
Macquarie VIP Value Series	Nomura VIP Value Series
3. Investments
For the year ended December 31, 2025, each Series made purchases and sales of investment securities other than short-term investments as follows:
Series	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Nomura VIP Core Equity Series	$259,869,125	$—	$333,936,717	$—
Nomura VIP Corporate Bond Series	882,465,806	—	982,003,404	—
Nomura VIP Global Growth Series	59,738,160	—	82,433,661	—
Nomura VIP Limited-Term Bond Series	37,041,788	367,315,386	91,987,332	347,002,233
Nomura VIP Value Series	66,288,721	—	122,158,450	—
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Series were as follows:
Series	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Nomura VIP Core Equity Series	$510,318,480	$191,391,526	$(4,583,047)	$186,808,479
Nomura VIP Corporate Bond Series	394,450,094	4,909,652	(2,194,712)	2,714,940
Nomura VIP Global Growth Series	115,150,391	48,839,456	(2,121,446)	46,718,010
Nomura VIP Limited-Term Bond Series	132,980,054	633,913	(120,074)	513,839
Nomura VIP Value Series	144,751,904	19,242,644	(9,470,404)	9,772,240
    35

Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments (continued)
US GAAP defines fair value as the price that each Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including each Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. Each Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Series' investments by fair value hierarchy levels as of December 31, 2025:
Nomura VIP Core Equity Series
Level 1
Securities
Assets:
Common Stocks	$685,997,917
Short-Term Investments	11,129,042
Total Value of Securities	$697,126,959
	Nomura VIP Corporate Bond Series
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$—	$—[1]	$—
Collateralized Loan Obligations	—	3,581,780	—	3,581,780
Common Stock	—	—	62,293	62,293
Corporate Bonds	—	385,968,519	—	385,968,519
    36

	Nomura VIP Corporate Bond Series
	Level 1	Level 2	Level 3	Total
Government Agency Obligations	$—	$1,046,793	$—	$1,046,793
Non-Agency Asset-Backed Securities	—	6,083,042	—	6,083,042
Preferred Stock	—	634,222	—	634,222
Total Value of Securities	$—	$397,314,356	$62,293	$397,376,649

Derivatives[2]
Assets:
Futures Contracts	$376,226	$—	$—	$376,226

Liabilities:
Futures Contracts	$(587,841)	$—	$—	$(587,841)

[1]The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.
[2]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Nomura VIP Global Growth Series
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Brazil	$3,828,510	$—	$3,828,510
Canada	4,550,791	—	4,550,791
Denmark	2,171,423	—	2,171,423
Finland	3,178,971	—	3,178,971
France	—	3,248,814	3,248,814
Germany	—	6,995,816	6,995,816
India	—	7,619,872	7,619,872
Italy	—	2,198,099	2,198,099
Japan	—	4,730,694	4,730,694
Netherlands	—	3,245,292	3,245,292
Norway	—	2,448,705	2,448,705
Singapore	2,291,667	—	2,291,667
Spain	—	4,121,809	4,121,809
Taiwan	—	7,373,593	7,373,593
United Kingdom	—	4,239,074	4,239,074
United States	98,475,370	—	98,475,370
Short-Term Investments	1,149,901	—	1,149,901
Total Value of Securities	$115,646,633	$46,221,768	$161,868,401

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Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments (continued)
	Nomura VIP Limited-Term Bond Series
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$955,589	$955,589
Agency Commercial Mortgage-Backed Securities	—	1,481,864	1,481,864
Agency Mortgage-Backed Securities	—	9,908,895	9,908,895
Collateralized Loan Obligations	—	7,444,372	7,444,372
Corporate Bonds	—	22,276,224	22,276,224
Government Agency Obligations	—	580,111	580,111
Non-Agency Asset-Backed Securities	—	14,307,116	14,307,116
Non-Agency Collateralized Mortgage Obligations	—	4,464,973	4,464,973
Sovereign Bond	—	340,281	340,281
US Treasury Obligations	—	71,729,372	71,729,372
Total Value of Securities	$—	$133,488,797	$133,488,797

Derivatives[1]
Assets:
Futures Contracts	$29,363	$—	$29,363

Liabilities:
Futures Contracts	$(24,267)	$—	$(24,267)

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
Nomura VIP Value Series
Level 1
Securities
Assets:
Common Stocks	$153,255,109
Short-Term Investments	1,269,035
Total Value of Securities	$154,524,144
As a result of utilizing international fair value pricing at December 31, 2025, a portion of the common stock in Nomura VIP Global Growth Series was categorized as Level 2.
During the year ended December 31, 2025, Nomura VIP Core Equity Series, Nomura VIP Global Growth Series, Nomura VIP Limited-Term Bond Series, and Nomura VIP Value Series had no transfers into or out of Level 3 investments. During the year ended December 31, 2025, Nomura VIP Corporate Bond Series had transfers out of Level 3 investments. Each Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when a Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Series' net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Nomura VIP Corporate Bond Series' net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Nomura
    38

VIP Corporate Bond Series' net assets at the end of the year. As of December 31, 2025, Nomura VIP Core Equity Series, Nomura VIP Global Growth Series, Nomura VIP Limited-Term Bond Series, and Nomura VIP Value Series had no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Ordinary income	Long-term capital gains	Total
Year ended December 31, 2025:
Nomura VIP Core Equity Series	$10,609,725	$91,442,929	$102,052,654
Nomura VIP Corporate Bond Series	24,641,696	—	24,641,696
Nomura VIP Global Growth Series	3,466,071	13,775,473	17,241,544
Nomura VIP Limited-Term Bond Series	6,810,055	—	6,810,055
Nomura VIP Value Series	7,759,840	16,793,607	24,553,447
Year ended December 31, 2024:
Nomura VIP Core Equity Series	6,325,954	59,597,533	65,923,487
Nomura VIP Corporate Bond Series	16,459,101	—	16,459,101
Nomura VIP Global Growth Series	1,550,157	1,261,087	2,811,244
Nomura VIP Limited-Term Bond Series	8,544,634	—	8,544,634
Nomura VIP Value Series	16,951,824	24,228,443	41,180,267
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:
	Nomura VIP Core Equity Series	Nomura VIP Corporate Bond Series	Nomura VIP Global Growth Series
Paid-in capital	$419,712,711	$467,927,279	$104,546,061
Undistributed ordinary income	1,071,541	21,462,433	445,127
Undistributed long-term capital gains	88,575,338	—	14,887,299
Capital loss carryforwards	—	(89,796,295)	(4,121,458)
Deferred directors fees	(55,539)	(38,462)	(44,964)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	186,808,479	2,714,940	46,424,262
Net assets	$696,112,530	$402,269,895	$162,136,327
	Nomura VIP Limited-Term Bond Series	Nomura VIP Value Series
Paid-in capital	$143,767,499	$142,781,104
Undistributed ordinary income	5,639,273	2,056,305
Capital loss carryforwards	(15,308,424)	(182,144)
Deferred directors fees	(11,645)	(29,714)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	513,839	9,772,240
Net assets	$134,600,542	$154,397,791
Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currency and capital gains tax.
    39

Notes to financial statements
Ivy Variable Insurance Portfolios
5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on futures contracts.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, certain Series recorded the following reclassifications:
Nomura VIP Value Series
Paid-in capital	$(1)
Total distributable earnings (loss)	1
Nomura VIP Core Equity Series, Nomura VIP Corporate Bond Series, Nomura VIP Limited-Term Bond Series and Nomura VIP Value Series did not have any reclassifications for the year ended December 31, 2025.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2025, capital loss carryforwards available to offset future realized capital gains are as follows:
	Loss carryforward character
	Short-term	Long-term	Total
Nomura VIP Corporate Bond Series	$ 12,370,001	$77,426,294	$ 89,796,295
Nomura VIP Global Growth Series*	—	4,121,458	4,121,458
Nomura VIP Limited-Term Bond Series	5,843,190	9,465,234	15,308,424
Nomura VIP Value Series	—	182,144	182,144
* A portion of the Series’ capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.
6. Capital Shares
Transactions in capital shares were as follows:
	Nomura VIP Core Equity Series		Nomura VIP Corporate Bond Series		Nomura VIP Global Growth Series
	Year ended		Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Service Class[1]	4,871,422	7,978,175	8,599,107	10,695,166	1,007,510	4,865,958

Shares from reorganization:[2]
Service Class	—	—	—	—	—	8,070,248

Shares issued upon reinvestment of dividends and distributions:
Service Class[1]	8,317,250	5,043,878	5,562,459	3,649,468	4,968,745	796,386
	13,188,672	13,022,053	14,161,566	14,344,634	5,976,255	13,732,592
Shares redeemed:
Service Class[1]	(10,850,652)	(11,800,661)	(34,665,026)	(29,939,475)	(7,271,999)	(8,868,452)
Net increase (decrease)	2,338,020	1,221,392	(20,503,460)	(15,594,841)	(1,295,744)	4,864,140

    40

	Nomura VIP Limited-Term Bond Series		Nomura VIP Value Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Service Class[1]	3,910,865	4,061,467	2,146,861	2,592,254

Shares issued upon reinvestment of dividends and distributions:
Service Class[1]	1,490,165	1,877,942	6,169,208	8,971,736
	5,401,030	5,939,409	8,316,069	11,563,990
Shares redeemed:
Service Class[1]	(12,765,665)	(10,346,624)	(15,719,434)	(35,749,708)
Net decrease	(7,364,635)	(4,407,215)	(7,403,365)	(24,185,718)
[1]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
[2]	See Note 7.
7. Reorganization
The following reorganization occurred in a prior reporting period, as noted within the "Statements of changes in net assets." On January 16, 2024, the Board approved a proposal to reorganize Delaware VIP Global Equity (the “Acquired Series”), a series of Delaware VIP Trust, with and into Nomura VIP Global Growth Series (the “Acquiring Series”), a series of the Trust (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property and assets of the Acquired Series were acquired by the Acquiring Series and (ii) the Trust, on behalf of Acquiring Series, assumed the liabilities of the Acquired Series in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. In approving the Reorganization, the Board considered various factors, including that the Acquiring Series and the Acquired Series share similar investment objectives, similar principal investment strategies and principal risks, and similar fundamental investment restrictions and that the Acquiring Series' overall total expense ratio is expected to be equal to or lower than the corresponding Acquired Series’ total expense ratio following the Reorganization taking into account applicable expense limitation arrangements. The Reorganization was accomplished by a tax-free exchange of shares on April 26, 2024. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The share transactions associated with the Reorganization were as follows:
	Acquired Series Net Assets	Acquired Series Shares Outstanding	Shares Converted to Acquiring Series	Acquiring Series Net Assets	Conversion Ratio
Class II/Service Class	$27,777,560	5,530,210	8,070,248	$137,135,736	1.4593
The net assets of the Acquired Series before the Reorganization were $27,777,560. The net assets of the Acquiring Series immediately following the Reorganization were $164,913,296.
    41

Notes to financial statements
Ivy Variable Insurance Portfolios
7. Reorganization (continued)
Assuming the Reorganization had been completed on January 1, 2024, Acquiring Series’ pro forma results of operations for the year ended December 31, 2024, would have been as follows:
Net investment income	$753,547
Net realized gain on investments	19,339,236
Net change in unrealized appreciation (depreciation)	5,800,485
Net increase in net assets resulting from operations	$25,893,268
8. Line of Credit
Each Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
Each Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
9. Interfund Lending Program
Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2025.
10. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2025, Nomura VIP Corporate Bond Series and Nomura VIP Limited-Term Bond Series posted $863,503 and $204,906, respectively, in cash as collateral for open futures contracts, which is included in “Cash collateral due from broker on futures contracts” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”
    42

During the year ended December 31, 2025, Nomura VIP Corporate Bond Series and Nomura VIP Limited-Term Bond Series invested in futures contracts to hedge the Series' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts — During the year ended December 31, 2025, Nomura VIP Corporate Bond Series entered into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series' exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series' overall exposure to certain markets; to protect the value of series securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2025.
During the year ended December 31, 2025, Nomura Corporate Bond Series used options contracts to manage the Series' exposure to changes in securities prices caused by interest rates or market conditions.
Swap Contracts — Nomura VIP Limited-Term Bond Series may enter into CDS contracts in the normal course of pursuing its investment objective. Nomura VIP Limited-Term Bond Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between a Series and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended December 31, 2025, Nomura VIP Limited-Term Bond Series entered into CDS contracts as a seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2025, the Series did not enter into any CDS contracts as a purchaser of protection.
CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting
    43

Notes to financial statements
Ivy Variable Insurance Portfolios
10. Derivatives (continued)
arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2025.
During the year ended December 31, 2025, Nomura VIP Limited-Term Bond Series entered into CDS contracts to gain exposure to certain securities or markets.
Fair values of derivative instruments as of December 31, 2025 were as follows:
Nomura VIP Corporate Bond Series
Asset Derivatives Fair Value
Statements of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$376,226
Nomura VIP Corporate Bond Series
Liability Derivatives Fair Value
Statements of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(587,841)
Nomura VIP Limited-Term Bond Series
Asset Derivatives Fair Value
Statements of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$29,363
Nomura VIP Limited-Term Bond Series
Liability Derivatives Fair Value
Statements of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(24,267)
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*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2025. Only current day variation margin is reported on the Series' “Statements of assets and liabilities.”
The effect of derivative instruments on the "Statements of operations" for the year ended December 31, 2025 was as follows:

	Nomura VIP Corporate Bond Series Net Realized Gain (Loss) on:
	Futures Contracts	Options Purchased	Total
Interest rate contracts	$(668,173)	$(109,052)	$(777,225)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$(211,615)

	Nomura VIP Limited-Term Bond Series Net Realized Gain (Loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(441,673)	$—	$(441,673)
Credit contracts	—	30,088	30,088
Total	$(441,673)	$30,088	$(411,585)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$8,214
The tables below summarize the average daily balance of derivative holdings by certain Series during the year ended December 31, 2025:
	Long Derivative Volume
	Nomura VIP Corporate Bond Series	Nomura VIP Limited-Term Bond Series
Futures contracts (average notional amount)	$41,522,484	$34,888,877
Options contracts (average value)*	3,824	—
	Short Derivative Volume
	Nomura VIP Corporate Bond Series	Nomura VIP Limited-Term Bond Series
Futures contracts (average notional amount)	$53,928,416	$10,335,445
CDS contracts (average notional amount)**	—	361,905
* Long represents purchased options and short represents written options.
    45

Notes to financial statements
Ivy Variable Insurance Portfolios
10. Derivatives (continued)
** Long represents buying protection and short represents selling protection.
11. Securities Lending
Each Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Series or, at the discretion of the lending agent, replace the loaned securities. Each Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Series, the security lending agent, and the borrower. Each Series records security lending income net of allocations to the security lending agent and the borrower.
Each Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Series’ cash collateral account may be less than the amount each Series would be required to return to the borrowers of the securities and each Series would be required to make up for this shortfall.
During the year ended December 31, 2025, each Series had no securities out on loan.
12. Credit and Market Risks
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A Series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
    46

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Series invests will cause the NAV of each Series to fluctuate.
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series. In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
Certain Series invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
Certain Series may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause a Series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a Series could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a Series' investments in CMOs, real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause a Series to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.
Certain Series invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
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Notes to financial statements
Ivy Variable Insurance Portfolios
12. Credit and Market Risks (continued)
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
The Series may invest in REITs and are subject to the risks associated with that industry. If a Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2025. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Series also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Series will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.
Each Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the "Schedules of investments."
13. Contractual Obligations
Each Series enters into contracts in the normal course of business that contain a variety of indemnifications. Each Series' maximum exposure under these arrangements is unknown. However, each Series has not had prior claims or losses pursuant to these contracts. Management has reviewed each Series' existing contracts and expects the risk of loss to be remote.
14. Recent Accounting Pronouncements
Each Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because each Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
15. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series' financial statements.
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Report of independent registered public accounting firm
To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Nomura VIP Core Equity Series, Nomura VIP Corporate Bond Series, Nomura VIP Global Growth Series, Nomura VIP Limited-Term Bond Series, and Nomura VIP Value Series
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nomura VIP Core Equity Series, Nomura VIP Corporate Bond Series, Nomura VIP Global Growth Series, Nomura VIP Limited-Term Bond Series, and Nomura VIP Value Series (five of the series constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Series”) as of December 31, 2025, the related statements of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of December 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
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Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, each Series reports distributions paid during the year as follows:
	(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Nomura VIP Core Equity Series	10.40%	89.60%	100.00%	53.66%
Nomura VIP Corporate Bond Series	100.00%	—	100.00%	0.01%
Nomura VIP Global Growth Series	20.10%	79.90%	100.00%	26.12%
Nomura VIP Limited-Term Bond Series	100.00%	—	100.00%	—
Nomura VIP Value Series	31.60%	68.40%	100.00%	47.88%

(A) and (B) are based on a percentage of each Series' total distributions.
(C) is based on each Series' ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended December 31, 2025, certain distributions paid by the Series, determined to be Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2025, each Series has reported maximum distributions of Qualified Short-Term Capital Gains as follows:
Qualified Short-Term Capital Gains
Nomura VIP Core Equity Series	$9,517,025
Nomura VIP Global Growth Series	3,150,809
Nomura VIP Value Series	3,559,854
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, shareholders of each Series approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
Series	For	Against	Abstain
Nomura VIP Core Equity Series	49,437,149	49,437,149	1,528,409
Nomura VIP Corporate Bond Series	101,113,502	943,789	1,590,964
Nomura VIP Global Growth Series	41,579,719	1,020,664	1,951,227
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Series	For	Against	Abstain
Nomura VIP Limited-Term Bond Series	33,388,358	275,037	492,342
Nomura VIP Value Series	40,184,930	718,169	881,946
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory  Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Core Equity Series, Nomura (formerly, Macquarie) VIP Corporate Bond Series, Nomura (formerly, Macquarie) VIP Global Growth Series, Nomura (formerly, Macquarie) VIP Limited-Term Bond Series, and Nomura (formerly, Macquarie) VIP Value Series (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers.  The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance,
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Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory  Agreements at a Meeting Held on August 12-14, 2025 (continued)
investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.  The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd., the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex.  Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe.
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Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2024. For Funds acquired from complexes sponsored by other, predecessor investment managers, the Board considered that each Fund’s performance prior to such acquisition is that of its predecessor investment manager and not DMC.
Nomura VIP Core Equity Series. The Performance Universe for the Fund consisted of the Fund and all large-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund slightly outperformed its benchmark index for the 1- and 5-year periods and underperformed its benchmark index for the 3- and 10-year periods.
Nomura Ivy VIP Corporate Bond Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first and second quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was above the median of its Performance Universe, for the 3-year period was below the median of its Performance Universe, and for the 10-year period was slightly below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period, slightly outperformed its benchmark index for the 5-year period, and underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Global Growth Series. The Performance Universe for the Fund consisted of the Fund and all global large-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1- and 3-year periods, outperformed its benchmark index (net of dividends) for the 5-year period, and performed approximately equal to its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index (net of dividends) for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited-Term Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund slightly outperformed its benchmark index for the 5- and 10-year periods and underperformed its benchmark index for the 1- and 3-year periods.  The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Value Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.  The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds.  DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of
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Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory  Agreements at a Meeting Held on August 12-14, 2025 (continued)
contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers. In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers and/or expense reimbursements, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Core Equity Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Corporate Bond Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Global Growth Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited-Term Bond Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board considered whether the reorganization of assets from another Fund within the complex were expected to have economic benefits due to the increased assets under management represented by the combined Funds. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
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Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex.  The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the
    55

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i)
    56

150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would  not be any “unfair burden”  imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not
    57

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the  existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
    58

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
    59

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    60

(5162738)
AR-VIP2-0226

Ivy Variable Insurance Portfolios
Nomura VIP Pathfinder Aggressive Series
(formerly, Macquarie VIP Pathfinder Aggressive Series)
Nomura VIP Pathfinder Conservative Series
(formerly, Macquarie VIP Pathfinder Conservative Series)
Nomura VIP Pathfinder Moderate Series
(formerly, Macquarie VIP Pathfinder Moderate Series)
Nomura VIP Pathfinder Moderately Aggressive Series
(formerly, Macquarie VIP Pathfinder Moderately Aggressive Series)
Nomura VIP Pathfinder Moderately Conservative Series
(formerly, Macquarie VIP Pathfinder Moderately Conservative Series)
Nomura VIP Pathfinder Moderate – Managed Volatility Series
(formerly, Macquarie VIP Pathfinder Moderate – Managed Volatility Series)
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series
(formerly, Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series)
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
(formerly, Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
Each Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Series’ Form N-PORT, as well as a description of the policies and procedures that each Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how each Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedules of investments
Nomura VIP Pathfinder Aggressive Series
December 31, 2025
	Number of shares	Value (US $)
Affiliated Mutual Funds — 89.02%<<
Alternative / Specialty Fund — 6.43%
Nomura VIP Science and Technology Series – Standard Class	95,837	$ 3,216,290
		3,216,290
Fixed Income Funds — 9.68%
Nomura VIP Corporate Bond Series – Service Class	899,322	4,217,822
Nomura VIP High Income Series – Standard Class	42,650	125,391
Nomura VIP Limited-Term Bond Series – Service Class	105,877	498,678
		4,841,891
Global / International Equity Fund — 27.52%
Nomura VIP International Core Equity Series – Standard Class	711,056	13,758,934
		13,758,934
US Equity Funds — 45.39%
Nomura VIP Core Equity Series – Service Class	849,104	11,870,470
Nomura VIP Growth and Income Series – Standard Class	187,011	7,143,834
Nomura VIP Smid Cap Core Series – Service Class	145,843	1,974,719
Nomura VIP Value Series – Service Class	385,620	1,708,297
		22,697,320
Total Affiliated Mutual Funds (cost $43,377,500)		44,514,435

Affiliated Exchange-Traded Funds — 10.79%<<
Nomura Focused International Core ETF	52,841	1,373,845
Nomura Focused Large Growth ETF	135,771	4,018,821
Total Affiliated Exchange-Traded Funds (cost $5,364,045)		5,392,666

Short-Term Investments — 0.24%
Money Market Mutual Funds — 0.24%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	30,565	30,565
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	30,565	30,565
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	30,566	$ 30,566
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	30,566	30,566
Total Short-Term Investments (cost $122,262)		122,262

Total Value of Securities—100.05% (cost $48,863,807)		50,029,363
Liabilities Net of Receivables and Other Assets—(0.05%)		(25,938)
Net Assets Applicable to 10,811,580 Shares Outstanding — 100.00%		$50,003,425
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
Summary of abbreviations:
ETF – Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
    1

Schedules of investments
Nomura VIP Pathfinder Conservative Series
December 31, 2025
	Number of shares	Value (US $)
Affiliated Mutual Funds — 93.41%<<
Alternative / Specialty Fund — 4.31%
Nomura VIP Science and Technology Series – Standard Class	79,615	$ 2,671,879
		2,671,879
Fixed Income Funds — 49.59%
Nomura VIP Corporate Bond Series – Service Class	4,032,723	18,913,470
Nomura VIP High Income Series – Standard Class	265,040	779,219
Nomura VIP Limited-Term Bond Series – Service Class	2,353,983	11,087,257
		30,779,946
Global / International Equity Fund — 9.21%
Nomura VIP International Core Equity Series – Standard Class	295,271	5,713,486
		5,713,486
US Equity Funds — 30.30%
Nomura VIP Core Equity Series – Service Class	704,923	9,854,826
Nomura VIP Growth and Income Series – Standard Class	156,371	5,973,372
Nomura VIP Smid Cap Core Series – Service Class	118,217	1,600,654
Nomura VIP Value Series – Service Class	311,342	1,379,248
		18,808,100
Total Affiliated Mutual Funds (cost $63,304,517)		57,973,411

Affiliated Exchange-Traded Funds — 6.40%<<
Nomura Focused International Core ETF	22,267	578,933
Nomura Focused Large Growth ETF	114,568	3,391,213
Total Affiliated Exchange-Traded Funds (cost $3,958,156)		3,970,146

Short-Term Investments — 0.24%
Money Market Mutual Funds — 0.24%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	38,215	38,215
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	38,215	38,215
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	38,214	$ 38,214
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	38,215	38,215
Total Short-Term Investments (cost $152,859)		152,859

Total Value of Securities—100.05% (cost $67,415,532)		62,096,416
Liabilities Net of Receivables and Other Assets—(0.05%)		(33,447)
Net Assets Applicable to 13,552,225 Shares Outstanding — 100.00%		$62,062,969
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
Summary of abbreviations:
ETF – Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
    2

Nomura VIP Pathfinder Moderate Series
December 31, 2025
	Number of shares	Value (US $)
Affiliated Mutual Funds — 91.13%<<
Alternative / Specialty Fund — 5.37%
Nomura VIP Science and Technology Series – Standard Class	562,183	$ 18,866,861
		18,866,861
Fixed Income Funds — 29.58%
Nomura VIP Corporate Bond Series – Service Class	15,419,944	72,319,539
Nomura VIP High Income Series – Standard Class	901,483	2,650,359
Nomura VIP Limited-Term Bond Series – Service Class	6,169,685	29,059,215
		104,029,113
Global / International Equity Fund — 18.36%
Nomura VIP International Core Equity Series – Standard Class	3,336,208	64,555,628
		64,555,628
US Equity Funds — 37.82%
Nomura VIP Core Equity Series – Service Class	4,980,812	69,631,750
Nomura VIP Growth and Income Series – Standard Class	1,100,133	42,025,077
Nomura VIP Smid Cap Core Series – Service Class	846,796	11,465,615
Nomura VIP Value Series – Service Class	2,234,409	9,898,432
		133,020,874
Total Affiliated Mutual Funds (cost $332,171,823)		320,472,476

Affiliated Exchange-Traded Funds — 8.64%<<
Nomura Focused International Core ETF	251,595	6,541,369
Nomura Focused Large Growth ETF	806,229	23,864,379
Total Affiliated Exchange-Traded Funds (cost $30,271,748)		30,405,748

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	220,348	220,348
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	220,348	220,348
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	220,349	$ 220,349
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	220,349	220,349
Total Short-Term Investments (cost $881,394)		881,394

Total Value of Securities—100.02% (cost $363,324,965)		351,759,618
Liabilities Net of Receivables and Other Assets—(0.02%)		(79,024)
Net Assets Applicable to 77,031,941 Shares Outstanding — 100.00%		$351,680,594
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
Summary of abbreviations:
ETF – Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
    3

Schedules of investments
Nomura VIP Pathfinder Moderately Aggressive Series
December 31, 2025
	Number of shares	Value (US $)
Affiliated Mutual Funds — 89.99%<<
Alternative / Specialty Fund — 5.85%
Nomura VIP Science and Technology Series – Standard Class	750,702	$ 25,193,559
		25,193,559
Fixed Income Funds — 19.62%
Nomura VIP Corporate Bond Series – Service Class	14,130,621	66,272,613
Nomura VIP High Income Series – Standard Class	736,859	2,166,365
Nomura VIP Limited-Term Bond Series – Service Class	3,412,566	16,073,186
		84,512,164
Global / International Equity Fund — 22.92%
Nomura VIP International Core Equity Series – Standard Class	5,103,371	98,750,227
		98,750,227
US Equity Funds — 41.60%
Nomura VIP Core Equity Series – Service Class	6,705,602	93,744,316
Nomura VIP Growth and Income Series – Standard Class	1,484,539	56,709,402
Nomura VIP Smid Cap Core Series – Service Class	1,130,770	15,310,619
Nomura VIP Value Series – Service Class	3,029,049	13,418,688
		179,183,025
Total Affiliated Mutual Funds (cost $390,649,660)		387,638,975

Affiliated Exchange-Traded Funds — 9.79%<<
Nomura Focused International Core ETF	382,444	9,943,391
Nomura Focused Large Growth ETF	1,088,065	32,206,724
Total Affiliated Exchange-Traded Funds (cost $41,945,278)		42,150,115

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	270,583	270,583
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	270,583	270,583
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	270,584	$ 270,584
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	270,583	270,583
Total Short-Term Investments (cost $1,082,333)		1,082,333

Total Value of Securities—100.03% (cost $433,677,271)		430,871,423
Liabilities Net of Receivables and Other Assets—(0.03%)		(121,470)
Net Assets Applicable to 92,184,407 Shares Outstanding — 100.00%		$430,749,953
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
Summary of abbreviations:
ETF – Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
    4

Nomura VIP Pathfinder Moderately Conservative Series
December 31, 2025
	Number of shares	Value (US $)
Affiliated Mutual Funds — 92.26%<<
Alternative / Specialty Fund — 4.88%
Nomura VIP Science and Technology Series – Standard Class	162,783	$ 5,462,997
		5,462,997
Fixed Income Funds — 39.55%
Nomura VIP Corporate Bond Series – Service Class	6,106,100	28,637,608
Nomura VIP High Income Series – Standard Class	380,966	1,120,040
Nomura VIP Limited-Term Bond Series – Service Class	3,076,113	14,488,493
		44,246,141
Global / International Equity Fund — 13.78%
Nomura VIP International Core Equity Series – Standard Class	796,634	15,414,877
		15,414,877
US Equity Funds — 34.05%
Nomura VIP Core Equity Series – Service Class	1,426,929	19,948,463
Nomura VIP Growth and Income Series – Standard Class	314,278	12,005,437
Nomura VIP Smid Cap Core Series – Service Class	245,205	3,320,075
Nomura VIP Value Series – Service Class	635,671	2,816,023
		38,089,998
Total Affiliated Mutual Funds (cost $109,468,418)		103,214,013

Affiliated Exchange-Traded Funds — 7.53%<<
Nomura Focused International Core ETF	60,259	1,566,710
Nomura Focused Large Growth ETF	231,684	6,857,846
Total Affiliated Exchange-Traded Funds (cost $8,391,831)		8,424,556

Short-Term Investments — 0.25%
Money Market Mutual Funds — 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	68,821	68,821
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	68,820	68,820
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	68,821	$ 68,821
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	68,820	68,820
Total Short-Term Investments (cost $275,282)		275,282

Total Value of Securities—100.04% (cost $118,135,531)		111,913,851
Liabilities Net of Receivables and Other Assets—(0.04%)		(39,464)
Net Assets Applicable to 24,291,108 Shares Outstanding — 100.00%		$111,874,387
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
Summary of abbreviations:
ETF – Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
    5

Schedules of investments
Nomura VIP Pathfinder Moderate – Managed Volatility Series
December 31, 2025
	Number of shares	Value (US $)
Affiliated Mutual Funds — 89.51%<<
Alternative / Specialty Fund — 5.27%
Nomura VIP Science and Technology Series – Standard Class	526,718	$ 17,676,656
		17,676,656
Fixed Income Funds — 29.07%
Nomura VIP Corporate Bond Series – Service Class	14,460,957	67,821,889
Nomura VIP High Income Series – Standard Class	847,857	2,492,700
Nomura VIP Limited-Term Bond Series – Service Class	5,789,070	27,266,516
		97,581,105
Global / International Equity Fund — 18.03%
Nomura VIP International Core Equity Series – Standard Class	3,128,162	60,529,942
		60,529,942
US Equity Funds — 37.14%
Nomura VIP Core Equity Series – Service Class	4,670,569	65,294,553
Nomura VIP Growth and Income Series – Standard Class	1,031,134	39,389,309
Nomura VIP Smid Cap Core Series – Service Class	793,062	10,738,063
Nomura VIP Value Series – Service Class	2,094,060	9,276,687
		124,698,612
Total Affiliated Mutual Funds (cost $313,099,563)		300,486,315

Affiliated Exchange-Traded Funds — 8.52%<<
Nomura Focused International Core ETF	237,256	6,168,561
Nomura Focused Large Growth ETF	758,609	22,454,827
Total Affiliated Exchange-Traded Funds (cost $28,496,615)		28,623,388

Short-Term Investments — 1.71%
Money Market Mutual Funds — 1.71%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	1,433,327	1,433,327
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	1,433,327	1,433,327
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	1,433,328	$ 1,433,328
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	1,433,328	1,433,328
Total Short-Term Investments (cost $5,733,310)		5,733,310

Total Value of Securities—99.74% (cost $347,329,488)		334,843,013
Receivables and Other Assets Net of Liabilities—0.26%		866,950
Net Assets Applicable to 72,605,088 Shares Outstanding — 100.00%		$335,709,963
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
    6

The following futures contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Short Contracts:
E-Mini Russell 2000 Index
(7)	$(874,300)	$(900,496)	3/20/26	$26,196	$—	$6,895
E-Mini S&P 500 Index
(41)	(14,129,625)	(14,121,619)	3/20/26	—	(8,006)	106,088
Total Futures Contracts		$(15,022,115)		$26,196	$(8,006)	$112,983
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
ETF – Exchange-Traded Fund
S&P – Standard & Poor’s Financial Services LLC
See accompanying notes, which are an integral part of the financial statements.
    7

Schedules of investments
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series
December 31, 2025
	Number of shares	Value (US $)
Affiliated Mutual Funds — 88.39%<<
Alternative / Specialty Fund — 5.74%
Nomura VIP Science and Technology Series – Standard Class	82,259	$ 2,760,612
		2,760,612
Fixed Income Funds — 19.28%
Nomura VIP Corporate Bond Series – Service Class	1,550,025	7,269,618
Nomura VIP High Income Series – Standard Class	81,023	238,209
Nomura VIP Limited-Term Bond Series – Service Class	374,659	1,764,641
		9,272,468
Global / International Equity Fund — 22.52%
Nomura VIP International Core Equity Series – Standard Class	559,699	10,830,178
		10,830,178
US Equity Funds — 40.85%
Nomura VIP Core Equity Series – Service Class	735,295	10,279,428
Nomura VIP Growth and Income Series – Standard Class	162,772	6,217,882
Nomura VIP Smid Cap Core Series – Service Class	124,059	1,679,754
Nomura VIP Value Series – Service Class	332,393	1,472,500
		19,649,564
Total Affiliated Mutual Funds (cost $43,574,220)		42,512,822

Affiliated Exchange-Traded Funds — 9.69%<<
Nomura Focused International Core ETF	42,284	1,099,366
	Number of shares	Value (US $)

Affiliated Exchange-Traded Funds (continued)
Nomura Focused Large Growth ETF	120,425	$ 3,564,580
Total Affiliated Exchange-Traded Funds (cost $4,641,300)		4,663,946

Short-Term Investments — 1.68%
Money Market Mutual Funds — 1.68%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	202,136	202,136
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	202,136	202,136
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	202,135	202,135
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	202,136	202,136
Total Short-Term Investments (cost $808,543)		808,543

Total Value of Securities—99.76% (cost $49,024,063)		47,985,311
Receivables and Other Assets Net of Liabilities—0.24%		113,379
Net Assets Applicable to 9,642,077 Shares Outstanding — 100.00%		$48,098,690
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
    8

The following futures contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Short Contracts:
E-Mini Russell 2000 Index
(1)	$(124,900)	$(128,642)	3/20/26	$3,742	$—	$985
E-Mini S&P 500 Index
(6)	(2,067,750)	(2,066,579)	3/20/26	—	(1,171)	15,525
Total Futures Contracts		$(2,195,221)		$3,742	$(1,171)	$16,510
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
ETF – Exchange-Traded Fund
S&P – Standard & Poor’s Financial Services LLC
See accompanying notes, which are an integral part of the financial statements.
    9

Schedules of investments
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
December 31, 2025
	Number of shares	Value (US $)
Affiliated Mutual Funds — 90.78%<<
Alternative / Specialty Fund — 4.80%
Nomura VIP Science and Technology Series – Standard Class	29,722	$ 997,470
		997,470
Fixed Income Funds — 38.91%
Nomura VIP Corporate Bond Series – Service Class	1,116,123	5,234,618
Nomura VIP High Income Series – Standard Class	69,500	204,329
Nomura VIP Limited-Term Bond Series – Service Class	562,151	2,647,733
		8,086,680
Global / International Equity Fund — 13.56%
Nomura VIP International Core Equity Series – Standard Class	145,612	2,817,586
		2,817,586
US Equity Funds — 33.51%
Nomura VIP Core Equity Series – Service Class	260,764	3,645,485
Nomura VIP Growth and Income Series – Standard Class	57,472	2,195,420
Nomura VIP Smid Cap Core Series – Service Class	44,852	607,298
Nomura VIP Value Series – Service Class	116,352	515,438
		6,963,641
Total Affiliated Mutual Funds (cost $20,446,353)		18,865,377

Affiliated Exchange-Traded Funds — 7.38%<<
Nomura Focused International Core ETF	11,161	290,182
Nomura Focused Large Growth ETF	41,999	1,243,170
Total Affiliated Exchange-Traded Funds (cost $1,527,406)		1,533,352

Short-Term Investments — 1.67%
Money Market Mutual Funds — 1.67%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	86,891	86,891
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	86,892	86,892
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	86,892	$ 86,892
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	86,892	86,892
Total Short-Term Investments (cost $347,567)		347,567

Total Value of Securities—99.83% (cost $22,321,326)		20,746,296
Receivables and Other Assets Net of Liabilities—0.17%		35,761
Net Assets Applicable to 5,866,366 Shares Outstanding — 100.00%		$20,782,057
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
    10

The following futures contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Short Contracts:
E-Mini Russell 2000 Index
(1)	$(124,900)	$(128,642)	3/20/26	$3,742	$—	$985
E-Mini S&P 500 Index
(2)	(689,250)	(688,860)	3/20/26	—	(390)	5,175
Total Futures Contracts		$(817,502)		$3,742	$(390)	$6,160
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
ETF – Exchange-Traded Fund
S&P – Standard & Poor’s Financial Services LLC
See accompanying notes, which are an integral part of the financial statements.
    11

Statements of assets and liabilities
Ivy Variable Insurance Portfolios
December 31, 2025
	Nomura VIP Pathfinder Aggressive Series	Nomura VIP Pathfinder Conservative Series	Nomura VIP Pathfinder Moderate Series	Nomura VIP Pathfinder Moderately Aggressive Series
Assets:
Investments, at value*	$122,262	$152,859	$881,394	$1,082,333
Investments of affiliated issuers, at value**	49,907,101	61,943,557	350,878,224	429,789,090
Cash	2,015	1,640	—	—
Receivable for securities sold	21,158	8,061	347,416	—
Receivable for series shares sold	1,376	1	17	53
Prepaid expenses	594	716	4,240	5,417
Dividends receivable	383	482	2,747	3,349
Total Assets	50,054,889	62,107,316	352,114,038	430,880,242
Liabilities:
Payable for series shares redeemed	22,183	8,471	353,005	37,584
Accounting and administration expenses payable to non-affiliates	20,629	21,290	34,508	37,972
Trustees' fees payable to non-affiliates	3,899	4,452	30,747	36,692
Other accrued expenses	1,774	1,935	4,679	5,393
Audit and tax fees payable	1,099	5,880	—	—
Legal fees payable to non-affiliates	940	1,207	5,745	6,931
Accounting and administration expenses payable to affiliates	528	580	1,732	2,033
Dividend disbursing and transfer agent fees and expenses payable to affiliates	316	402	2,299	2,796
Legal fees payable to affiliates	96	130	729	888
Total Liabilities	51,464	44,347	433,444	130,289
Total Net Assets	$50,003,425	$62,062,969	$351,680,594	$430,749,953

Net Assets Consist of:
Paid-in capital	$47,124,095	$66,429,340	$352,199,595	$420,591,062
Total distributable earnings (loss)	2,879,330	(4,366,371)	(519,001)	10,158,891
Total Net Assets	$50,003,425	$62,062,969	$351,680,594	$430,749,953

Net Asset Value

Service Class:
Net assets	$50,003,425	$62,062,969	$351,680,594	$430,749,953
Shares of beneficial interest outstanding, unlimited authorization, no par	10,811,580	13,552,225	77,031,941	92,184,407
Net asset value per share	$4.62	$4.58	$4.57	$4.67
*Investments, at cost	$122,262	$152,859	$881,394	$1,082,333
**Investments of affiliated issuers, at cost	48,741,545	67,262,673	362,443,571	432,594,938
See accompanying notes, which are an integral part of the financial statements.
    12

	Nomura VIP Pathfinder Moderately Conservative Series	Nomura VIP Pathfinder Moderate – Managed Volatility Series	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Assets:
Investments, at value*	$275,282	$5,733,310	$808,543	$347,567
Investments of affiliated issuers, at value**	111,638,569	329,109,703	47,176,768	20,398,729
Cash	3,358	118,887	28,279	21,577
Cash collateral due from broker on futures contracts	—	901,113	131,721	48,423
Prepaid expenses	5,305	3,983	538	238
Dividends receivable	877	18,671	2,648	1,115
Receivable for series shares sold	2	915	—	—
Receivable for securities sold	—	325,335	82,127	—
Variation margin due from broker on futures contracts	—	112,983	16,510	6,160
Total Assets	111,923,393	336,324,900	48,247,134	20,823,809
Liabilities:
Accounting and administration expenses payable to non-affiliates	23,542	34,000	20,650	19,448
Trustees' fees payable to non-affiliates	9,834	9,617	1,458	1,146
Payable for series shares redeemed	9,564	482,643	105,472	1,025
Other accrued expenses	2,379	5,178	2,268	2,050
Legal fees payable to non-affiliates	1,954	5,413	693	251
Accounting and administration expenses payable to affiliates	776	1,680	525	420
Dividend disbursing and transfer agent fees and expenses payable to affiliates	725	2,213	312	138
Legal fees payable to affiliates	232	721	103	46
Payable for securities purchased	—	—	—	6,324
Investment management fees payable to affiliates	—	73,472	15,864	9,702
Audit and tax fees payable	—	—	1,099	1,202
Total Liabilities	49,006	614,937	148,444	41,752
Total Net Assets	$111,874,387	$335,709,963	$48,098,690	$20,782,057

Net Assets Consist of:
Paid-in capital	$114,115,072	$346,048,120	$51,551,176	$23,807,967
Total distributable earnings (loss)	(2,240,685)	(10,338,157)	(3,452,486)	(3,025,910)
Total Net Assets	$111,874,387	$335,709,963	$48,098,690	$20,782,057

Net Asset Value

Service Class:
Net assets	$111,874,387	$335,709,963	$48,098,690	$20,782,057
Shares of beneficial interest outstanding, unlimited authorization, no par	24,291,108	72,605,088	9,642,077	5,866,366
Net asset value per share	$4.61	$4.62	$4.99	$3.54
*Investments, at cost	$275,282	$5,733,310	$808,543	$347,567
**Investments of affiliated issuers, at cost	117,860,249	341,596,178	48,215,520	21,973,759
See accompanying notes, which are an integral part of the financial statements.
    13

Statements of operations
Ivy Variable Insurance Portfolios
Year ended December 31, 2025
	Nomura VIP Pathfinder Aggressive Series	Nomura VIP Pathfinder Conservative Series	Nomura VIP Pathfinder Moderate Series	Nomura VIP Pathfinder Moderately Aggressive Series
Investment Income:
Dividends from affiliated funds	$734,242	$1,983,862	$8,315,006	$8,461,258
Dividends	5,033	6,592	37,263	45,479
	739,275	1,990,454	8,352,269	8,506,737

Expenses:
Accounting and administration expenses	35,350	37,056	70,390	78,938
Audit and tax fees	20,319	29,987	20,319	20,319
Legal fees	5,065	6,311	32,485	38,866
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	3,926	5,140	28,977	35,246
Trustees’ fees	2,496	3,315	18,661	22,707
Reports and statements to shareholders expenses	1,300	7,183	6,081	5,723
Custodian fees	480	661	3,687	4,462
Other	3,257	3,815	14,690	17,770
	72,193	93,468	195,290	224,031
Less expenses paid indirectly	(1)	(1)	(1)	(1)
Total operating expenses	72,192	93,467	195,289	224,030
Net Investment Income (Loss)	667,083	1,896,987	8,156,980	8,282,707

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Affiliated funds	(2,619,928)	(3,731,940)	(17,880,565)	(22,884,518)
Capital gain distributions received from investments in affiliated funds	3,727,693	2,933,252	22,251,654	30,762,446
Net realized gain (loss)	1,107,765	(798,688)	4,371,089	7,877,928
Net change in unrealized appreciation (depreciation) on:
Affiliated funds	5,510,626	5,235,090	32,660,274	44,412,192
Net Realized and Unrealized Gain (Loss)	6,618,391	4,436,402	37,031,363	52,290,120
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,285,474	$6,333,389	$45,188,343	$60,572,827
See accompanying notes, which are an integral part of the financial statements.
    14

	Nomura VIP Pathfinder Moderately Conservative Series	Nomura VIP Pathfinder Moderate – Managed Volatility Series	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Investment Income:
Dividends from affiliated funds	$3,110,674	$7,881,306	$936,870	$619,901
Dividends	11,822	292,083	43,723	18,677
	3,122,496	8,173,389	980,593	638,578

Expenses:
Management fees	—	710,510	101,244	45,163
Accounting and administration expenses	42,880	69,185	35,412	32,334
Legal fees	10,872	34,036	5,233	2,752
Audit and tax fees	10,651	19,338	19,338	19,338
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	9,234	28,260	4,024	1,804
Reports and statements to shareholders expenses	7,034	6,544	7,183	7,416
Trustees’ fees	5,920	18,257	2,600	1,164
Custodian fees	1,174	5,021	1,140	829
Other	5,741	12,008	3,112	2,260
	93,506	903,159	179,286	113,060
Less expenses waived and reimbursed	—	(51,695)	(58,435)	(59,417)
Less expenses paid indirectly	(1)	(1)	(6)	(1)
Total operating expenses	93,505	851,463	120,845	53,642
Net Investment Income (Loss)	3,028,991	7,321,926	859,748	584,936

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Affiliated funds	(5,068,795)	(19,035,708)	(3,472,733)	(1,608,472)
Capital gain distributions received from investments in affiliated funds	6,181,582	21,122,019	3,411,733	1,232,212
Futures contracts	—	(6,711,975)	(944,555)	(468,751)
Net realized gain (loss)	1,112,787	(4,625,664)	(1,005,555)	(845,011)
Net change in unrealized appreciation (depreciation) on:
Affiliated funds	8,813,831	33,281,819	5,917,744	2,257,506
Futures contracts	—	(174,288)	(19,508)	(11,230)
Net change in unrealized appreciation (depreciation)	8,813,831	33,107,531	5,898,236	2,246,276
Net Realized and Unrealized Gain (Loss)	9,926,618	28,481,867	4,892,681	1,401,265
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,955,609	$35,803,793	$5,752,429	$1,986,201
See accompanying notes, which are an integral part of the financial statements.
    15

Statements of changes in net assets
Ivy Variable Insurance Portfolios
	Nomura VIP Pathfinder Aggressive Series		Nomura VIP Pathfinder Conservative Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$667,083	$529,604	$1,896,987	$1,699,844
Net realized gain (loss)	1,107,765	288,295	(798,688)	246,786
Net change in unrealized appreciation (depreciation)	5,510,626	4,658,339	5,235,090	3,995,100
Net increase (decrease) in net assets resulting from operations	7,285,474	5,476,238	6,333,389	5,941,730

Dividends and Distributions to Shareholders from:
Distributable earnings:
Service Class[1]	(848,085)	(882,403)	(1,997,030)	(2,254,659)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Service Class[1]	999,246	1,339,791	1,080,567	3,089,528

Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class[1]	848,085	882,403	1,997,030	2,254,659
	1,847,331	2,222,194	3,077,597	5,344,187
Cost of shares redeemed:
Service Class[1]	(7,022,855)	(11,729,680)	(13,428,543)	(21,592,213)
Decrease in net assets derived from capital share transactions	(5,175,524)	(9,507,486)	(10,350,946)	(16,248,026)
Net Increase (Decrease) in Net Assets	1,261,865	(4,913,651)	(6,014,587)	(12,560,955)

Net Assets:
Beginning of year	48,741,560	53,655,211	68,077,556	80,638,511
End of year	$50,003,425	$48,741,560	$62,062,969	$68,077,556
[1]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.
    16

	Nomura VIP Pathfinder Moderate Series		Nomura VIP Pathfinder Moderately Aggressive Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase in Net Assets from Operations:
Net investment income (loss)	$8,156,980	$6,945,729	$8,282,707	$7,077,242
Net realized gain (loss)	4,371,089	4,447,219	7,877,928	5,501,363
Net change in unrealized appreciation (depreciation)	32,660,274	26,847,598	44,412,192	38,335,438
Net increase (decrease) in net assets resulting from operations	45,188,343	38,240,546	60,572,827	50,914,043

Dividends and Distributions to Shareholders from:
Distributable earnings:
Service Class[1]	(9,018,155)	(6,605,330)	(9,927,861)	(7,683,632)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Service Class[1]	958,742	1,163,975	2,264,535	2,186,831

Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class[1]	9,018,155	6,605,330	9,927,861	7,683,632
	9,976,897	7,769,305	12,192,396	9,870,463
Cost of shares redeemed:
Service Class[1]	(71,745,021)	(96,610,876)	(92,978,292)	(130,428,549)
Decrease in net assets derived from capital share transactions	(61,768,124)	(88,841,571)	(80,785,896)	(120,558,086)
Net Decrease in Net Assets	(25,597,936)	(57,206,355)	(30,140,930)	(77,327,675)

Net Assets:
Beginning of year	377,278,530	434,484,885	460,890,883	538,218,558
End of year	$351,680,594	$377,278,530	$430,749,953	$460,890,883
[1]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.
    17

Statements of changes in net assets
Ivy Variable Insurance Portfolios
	Nomura VIP Pathfinder Moderately Conservative Series		Nomura VIP Pathfinder Moderate – Managed Volatility Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,028,991	$2,465,279	$7,321,926	$6,590,153
Net realized gain (loss)	1,112,787	1,447,248	(4,625,664)	4,585,060
Net change in unrealized appreciation (depreciation)	8,813,831	6,881,921	33,107,531	22,411,006
Net increase (decrease) in net assets resulting from operations	12,955,609	10,794,448	35,803,793	33,586,219

Dividends and Distributions to Shareholders from:
Distributable earnings:
Service Class[1]	(3,445,965)	(2,129,446)	(8,691,420)	(5,812,636)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Service Class[1]	1,213,004	2,173,846	4,901,274	15,091,300

Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class[1]	3,445,965	2,129,446	8,691,420	5,812,636
	4,658,969	4,303,292	13,592,694	20,903,936
Cost of shares redeemed:
Service Class[1]	(22,580,978)	(23,107,778)	(83,827,465)	(109,825,527)
Decrease in net assets derived from capital share transactions	(17,922,009)	(18,804,486)	(70,234,771)	(88,921,591)
Net Decrease in Net Assets	(8,412,365)	(10,139,484)	(43,122,398)	(61,148,008)

Net Assets:
Beginning of year	120,286,752	130,426,236	378,832,361	439,980,369
End of year	$111,874,387	$120,286,752	$335,709,963	$378,832,361
[1]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.
    18

	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series		Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$859,748	$811,255	$584,936	$509,738
Net realized gain (loss)	(1,005,555)	(511,387)	(845,011)	(566,702)
Net change in unrealized appreciation (depreciation)	5,898,236	5,368,150	2,246,276	2,094,901
Net increase (decrease) in net assets resulting from operations	5,752,429	5,668,018	1,986,201	2,037,937

Dividends and Distributions to Shareholders from:
Distributable earnings:
Service Class[1]	(1,172,208)	(886,316)	(634,962)	(373,853)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Service Class[1]	940,818	943,553	2,069,512	3,978,365

Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class[1]	1,172,208	886,316	634,962	373,853
	2,113,026	1,829,869	2,704,474	4,352,218
Cost of shares redeemed:
Service Class[1]	(13,541,703)	(22,664,168)	(7,219,251)	(12,140,098)
Decrease in net assets derived from capital share transactions	(11,428,677)	(20,834,299)	(4,514,777)	(7,787,880)
Net Decrease in Net Assets	(6,848,456)	(16,052,597)	(3,163,538)	(6,123,796)

Net Assets:
Beginning of year	54,947,146	70,999,743	23,945,595	30,069,391
End of year	$48,098,690	$54,947,146	$20,782,057	$23,945,595
[1]	Effective May 1, 2024, Class II shares were renamed Service Class shares.
See accompanying notes, which are an integral part of the financial statements.
    19

Financial highlights
Nomura VIP Pathfinder Aggressive Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.06	$3.72	$4.07	$5.47	$4.92

Income (loss) from investment operations:
Net investment income[1]	0.06	0.04	0.04	0.05	0.08
Net realized and unrealized gain (loss)	0.58	0.37	0.59	(0.97)	0.82
Total from investment operations	0.64	0.41	0.63	(0.92)	0.90

Less dividends and distributions from:
Net investment income	(0.08)	(0.05)	(0.27)	(0.09)	(0.09)
Net realized gain	—	(0.02)	(0.71)	(0.39)	(0.26)
Total dividends and distributions	(0.08)	(0.07)	(0.98)	(0.48)	(0.35)

Net asset value, end of period	$4.62	$4.06	$3.72	$4.07	$5.47

Total return[2]	15.86%	10.99%	17.51%	(16.72%)	18.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,003	$48,742	$53,655	$53,652	$74[3]
Ratio of expenses to average net assets[4]	0.15%	0.12%	0.17%	0.21%	0.07%
Ratio of expenses to average net assets prior to fees waived[4]	0.15%	0.12%	0.17%	0.21%	0.07%
Ratio of net investment income to average net assets	1.36%	1.02%	0.97%	1.24%	1.62%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.02%	0.97%	1.24%	1.62%
Portfolio turnover	46%	55%	34%	30%	18%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    20

Nomura VIP Pathfinder Conservative Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.28	$4.08	$4.22	$5.50	$5.31

Income (loss) from investment operations:
Net investment income[1]	0.13	0.09	0.06	0.07	0.13
Net realized and unrealized gain (loss)	0.30	0.24	0.43	(0.84)	0.39
Total from investment operations	0.43	0.33	0.49	(0.77)	0.52

Less dividends and distributions from:
Net investment income	(0.13)	(0.08)	(0.19)	(0.13)	(0.10)
Net realized gain	—	(0.05)	(0.44)	(0.38)	(0.23)
Total dividends and distributions	(0.13)	(0.13)	(0.63)	(0.51)	(0.33)

Net asset value, end of period	$4.58	$4.28	$4.08	$4.22	$5.50

Total return[2]	10.44%	8.05%	12.53%	(14.09%)	10.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,063	$68,078	$80,639	$84,236	$110[3]
Ratio of expenses to average net assets[4]	0.14%	0.11%	0.10%	0.15%	0.06%
Ratio of expenses to average net assets prior to fees waived[4]	0.14%	0.11%	0.10%	0.15%	0.06%
Ratio of net investment income to average net assets	2.93%	2.25%	1.56%	1.44%	2.32%
Ratio of net investment income to average net assets prior to fees waived	2.93%	2.25%	1.56%	1.44%	2.32%
Portfolio turnover	35%	32%	27%	29%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    21

Financial highlights
Nomura VIP Pathfinder Moderate Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.13	$3.84	$4.10	$5.51	$5.15

Income (loss) from investment operations:
Net investment income[1]	0.10	0.07	0.05	0.07	0.11
Net realized and unrealized gain (loss)	0.45	0.28	0.51	(0.91)	0.61
Total from investment operations	0.55	0.35	0.56	(0.84)	0.72

Less dividends and distributions from:
Net investment income	(0.11)	(0.06)	(0.24)	(0.12)	(0.11)
Net realized gain	—	—	(0.58)	(0.45)	(0.25)
Total dividends and distributions	(0.11)	(0.06)	(0.82)	(0.57)	(0.36)

Net asset value, end of period	$4.57	$4.13	$3.84	$4.10	$5.51

Total return[2]	13.50%	9.27%	15.33%	(15.26%)	14.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$351,681	$377,279	$434,485	$465,595	$635[3]
Ratio of expenses to average net assets[4]	0.05%	0.05%	0.04%	0.06%	0.03%
Ratio of expenses to average net assets prior to fees waived[4]	0.05%	0.05%	0.04%	0.06%	0.03%
Ratio of net investment income to average net assets	2.24%	1.68%	1.36%	1.46%	2.05%
Ratio of net investment income to average net assets prior to fees waived	2.24%	1.68%	1.36%	1.46%	2.05%
Portfolio turnover	39%	42%	29%	28%	18%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
22

Nomura VIP Pathfinder Moderately Aggressive Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.17	$3.84	$4.15	$5.66	$5.18

Income (loss) from investment operations:
Net investment income[1]	0.08	0.06	0.05	0.06	0.10
Net realized and unrealized gain (loss)	0.52	0.33	0.55	(0.96)	0.75
Total from investment operations	0.60	0.39	0.60	(0.90)	0.85

Less dividends and distributions from:
Net investment income	(0.10)	(0.06)	(0.26)	(0.12)	(0.10)
Net realized gain	—	—	(0.65)	(0.49)	(0.27)
Total dividends and distributions	(0.10)	(0.06)	(0.91)	(0.61)	(0.37)

Net asset value, end of period	$4.67	$4.17	$3.84	$4.15	$5.66

Total return[2]	14.59%	10.22%	16.53%	(15.90%)	16.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$430,750	$460,891	$538,219	$565,995	$777[3]
Ratio of expenses to average net assets[4]	0.05%	0.05%	0.03%	0.06%	0.03%
Ratio of expenses to average net assets prior to fees waived[4]	0.05%	0.05%	0.03%	0.06%	0.03%
Ratio of net investment income to average net assets	1.87%	1.39%	1.24%	1.43%	1.88%
Ratio of net investment income to average net assets prior to fees waived	1.87%	1.39%	1.24%	1.43%	1.88%
Portfolio turnover	41%	49%	32%	28%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    23

Financial highlights
Nomura VIP Pathfinder Moderately Conservative Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.24	$3.97	$4.18	$5.53	$5.26

Income (loss) from investment operations:
Net investment income[1]	0.11	0.08	0.06	0.06	0.12
Net realized and unrealized gain (loss)	0.39	0.26	0.46	(0.87)	0.51
Total from investment operations	0.50	0.34	0.52	(0.81)	0.63

Less dividends and distributions from:
Net investment income	(0.11)	(0.07)	(0.21)	(0.13)	(0.11)
Net realized gain	(0.02)	—	(0.52)	(0.41)	(0.25)
Total dividends and distributions	(0.13)	(0.07)	(0.73)	(0.54)	(0.36)

Net asset value, end of period	$4.61	$4.24	$3.97	$4.18	$5.53

Total return[2]	12.08%	8.60%	13.99%	(14.71%)	12.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,874	$120,287	$130,426	$137,990	$187[3]
Ratio of expenses to average net assets[4]	0.08%	0.09%	0.04%	0.17%	0.04%
Ratio of expenses to average net assets prior to fees waived[4]	0.08%	0.09%	0.04%	0.17%	0.04%
Ratio of net investment income to average net assets	2.62%	1.93%	1.48%	1.39%	2.17%
Ratio of net investment income to average net assets prior to fees waived	2.62%	1.93%	1.48%	1.39%	2.17%
Portfolio turnover	37%	37%	27%	31%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
24

Nomura VIP Pathfinder Moderate – Managed Volatility Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.28	$4.02	$4.33	$6.33	$5.77

Income (loss) from investment operations:
Net investment income[1]	0.09	0.07	0.05	0.06	0.11
Net realized and unrealized gain (loss)	0.36	0.25	0.49	(0.89)	0.62
Total from investment operations	0.45	0.32	0.54	(0.83)	0.73

Less dividends and distributions from:
Net investment income	(0.11)	(0.06)	(0.21)	(0.17)	(0.10)
Net realized gain	—	—	(0.64)	(1.00)	(0.07)
Total dividends and distributions	(0.11)	(0.06)	(0.85)	(1.17)	(0.17)

Net asset value, end of period	$4.62	$4.28	$4.02	$4.33	$6.33

Total return[2]	10.72%[3]	7.92%[3]	14.10%	(13.22%)	12.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$335,710	$378,832	$439,980	$435,581	$530[4]
Ratio of expenses to average net assets[5]	0.24%	0.24%	0.25%	0.26%	0.22%
Ratio of expenses to average net assets prior to fees waived[5]	0.25%	0.25%	0.25%	0.26%	0.22%
Ratio of net investment income to average net assets	2.06%	1.58%	1.21%	1.24%	1.87%
Ratio of net investment income to average net assets prior to fees waived	2.05%	1.57%	1.21%	1.24%	1.87%
Portfolio turnover	42%	45%	32%	32%	19%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    25

Financial highlights
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$4.56	$4.25	$4.75	$6.11	$5.46

Income (loss) from investment operations:
Net investment income[1]	0.08	0.06	0.04	0.06	0.09
Net realized and unrealized gain (loss)	0.46	0.31	0.60	(0.91)	0.73
Total from investment operations	0.54	0.37	0.64	(0.85)	0.82

Less dividends and distributions from:
Net investment income	(0.11)	(0.06)	(0.27)	(0.10)	(0.09)
Net realized gain	—	—	(0.87)	(0.41)	(0.08)
Total dividends and distributions	(0.11)	(0.06)	(1.14)	(0.51)	(0.17)

Net asset value, end of period	$4.99	$4.56	$4.25	$4.75	$6.11

Total return[2]	12.08%[3]	8.73%[3]	15.41%	(14.00%)	15.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,099	$54,947	$71,000	$77,300	$102[4]
Ratio of expenses to average net assets[5]	0.24%	0.28%	0.32%	0.35%	0.26%
Ratio of expenses to average net assets prior to fees waived[5]	0.35%	0.33%	0.32%	0.35%	0.26%
Ratio of net investment income to average net assets	1.70%	1.27%	1.03%	1.12%	1.58%
Ratio of net investment income to average net assets prior to fees waived	1.59%	1.22%	1.03%	1.12%	1.58%
Portfolio turnover	45%	51%	35%	44%	18%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
26

Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series Service Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$3.33	$3.15	$3.39	$6.02	$5.64

Income (loss) from investment operations:
Net investment income[1]	0.09	0.06	0.04	0.04	0.12
Net realized and unrealized gain (loss)	0.21	0.16	0.34	(0.79)	0.47
Total from investment operations	0.30	0.22	0.38	(0.75)	0.59

Less dividends and distributions from:
Net investment income	(0.09)	(0.04)	(0.15)	(0.27)	(0.09)
Net realized gain	—	—	(0.47)	(1.61)	(0.12)
Total dividends and distributions	(0.09)	(0.04)	(0.62)	(1.88)	(0.21)

Net asset value, end of period	$3.54	$3.33	$3.15	$3.39	$6.02

Total return[2]	9.26%[3]	7.07%[3]	12.62%	(12.71%)	10.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,782	$23,946	$30,069	$30,222	$40[4]
Ratio of expenses to average net assets[5]	0.24%	0.34%	0.45%	0.53%	0.26%
Ratio of expenses to average net assets prior to fees waived[5]	0.50%	0.45%	0.45%	0.53%	0.26%
Ratio of net investment income to average net assets	2.59%	1.83%	1.12%	1.02%	2.06%
Ratio of net investment income to average net assets prior to fees waived	2.33%	1.72%	1.12%	1.02%	2.06%
Portfolio turnover	46%	49%	36%	43%	24%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Ivy Variable Insurance Portfolios serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    27

Notes to financial statements
Ivy Variable Insurance Portfolios
December 31, 2025
Ivy Variable Insurance Portfolios (Trust) is organized as a Delaware statutory trust and offers 24 series. These financial statements and the related notes pertain to 8 series: Nomura VIP Pathfinder Aggressive Series (formerly, Macquarie VIP Pathfinder Aggressive Series through November 30, 2025), Nomura VIP Pathfinder Conservative Series (formerly, Macquarie VIP Pathfinder Conservative Series through November 30, 2025), Nomura VIP Pathfinder Moderate Series (formerly, Macquarie VIP Pathfinder Moderate Series through November 30, 2025), Nomura VIP Pathfinder Moderately Aggressive Series (formerly, Macquarie VIP Pathfinder Moderately Aggressive Series through November 30, 2025), and Nomura VIP Pathfinder Moderately Conservative Series (formerly, Macquarie VIP Pathfinder Moderately Conservative Series through November 30, 2025) (collectively, the “Pathfinder Series”), Nomura VIP Pathfinder Moderate – Managed Volatility Series (formerly, Macquarie VIP Pathfinder Moderate – Managed Volatility Series through November 30, 2025), Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series (formerly, Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series through November 30, 2025), and Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series (formerly, Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series through November 30, 2025) (collectively, the “Managed Volatility Series”) (each, a Series and collectively, the Series). The Trust is an open-end investment company. Each of the Series are diversified as defined in the Investment Company Act of 1940, as amended (1940 Act).
Each Series offers Service Class (formerly, Class II) shares. The Service Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to variable life insurance separate accounts and variable annuity separate accounts.
1. Significant Accounting Policies
Each Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs are valued at their published net asset value (NAV). Futures contracts are valued at the daily quoted settlement prices. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated Delaware Management Company (DMC) as part of its duties as each Series’ valuation designee (Valuation Designee) to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as each Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Series evaluates tax positions taken or expected to be taken in the course of preparing each Series' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Series' tax positions taken or expected to be taken on each Series' federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in each Series' financial statements. If applicable, each Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statements of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
    28

Underlying Funds — Each Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Series may invest include ETFs. Each Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Derivative Financial Instruments — Each Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, each Series intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, each Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of each Series under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to a Series are charged directly to that Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from any Underlying Funds in which a Series invests are recorded on the ex-dividend date. Each Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. Each Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. Each Series' Chief Executive Officer and Chief Financial Officer act as each Series' chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that each Series has a single operating segment since each Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on each Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in each Series’ financial statements. Adoption of the new standard impacted each Series’ financial statements note disclosures only, and did not affect any Series’ financial position or the results of its operations.
Each Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, certain Series earned the following amounts under this arrangement:
Series	Custody Credits
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	$5
    29

Notes to financial statements
Ivy Variable Insurance Portfolios
1. Significant Accounting Policies (continued)
For the year ended December 31, 2025, Nomura VIP Pathfinder Aggressive Series, Nomura VIP Pathfinder Conservative Series, Nomura VIP Pathfinder Moderate Series, Nomura VIP Pathfinder Moderately Aggressive Series, Nomura VIP Pathfinder Moderately Conservative Series, Nomura VIP Pathfinder Moderate – Managed Volatility Series, and Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series had no earnings credits under this arrangement.
Each Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, each Series earned the following amounts under this arrangement:
Series	Earnings Credits
Nomura VIP Pathfinder Aggressive Series	$1
Nomura VIP Pathfinder Conservative Series	1
Nomura VIP Pathfinder Moderate Series	1
Nomura VIP Pathfinder Moderately Aggressive Series	1
Nomura VIP Pathfinder Moderately Conservative Series	1
Nomura VIP Pathfinder Moderate – Managed Volatility Series	1
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	1
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	1
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Series (other than the Pathfinder Series) pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly based on each Series’ average daily net assets as follows:
Series	Management Fee (annual rate as a percentage of average daily net assets)
Nomura VIP Pathfinder Moderate – Managed Volatility Series	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	0.20% of net assets up to $500 million;
0.17% of net assets over $500 million and up to $1 billion;
0.15% of net assets over $1 billion.

Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust.
The Pathfinder Series pay no management fees.
DMC uses all of the management fee it receives from the Managed Volatility Series to pay Securian Asset Management Inc. (Securian AM). Accordingly, Securian AM receives a fee based on the average daily net assets of the Managed Volatility Series.
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and
    30

nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding the following percentages of the Series’ average daily net assets from January 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
Series	Operating expense limitation as a percentage of average daily net assets Service Class Shares
Nomura VIP Pathfinder Moderate – Managed Volatility Series	0.24%
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	0.24%
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	0.24%
Prior to the Closing Date, DMC entered into sub-advisory agreements on behalf of the Series with Macquarie Investment Management Austria Kapitalanlage AG (MIMAK). As of the Closing Date, MIMAK no longer served as a sub-advisor to the Series.
Securian AM serves as sub-advisor to the Managed Volatility Series. The sub-advisor makes investment decisions in accordance with the Series’ investment objectives, policies and restrictions under the supervision of DMC and the Board. DMC pays all applicable costs of the sub-advisor.
Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each sub-advisor.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended
December 31, 2025, each Series paid for these services as follows:
Series	Fees
Nomura VIP Pathfinder Aggressive Series	$6,234
Nomura VIP Pathfinder Conservative Series	6,942
Nomura VIP Pathfinder Moderate Series	20,563
Nomura VIP Pathfinder Moderately Aggressive Series	24,153
Nomura VIP Pathfinder Moderately Conservative Series	9,261
Nomura VIP Pathfinder Moderate – Managed Volatility Series	20,155
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	6,302
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	5,027
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, each Series paid for these services as follows:
Series	Fees
Nomura VIP Pathfinder Aggressive Series	$3,684
Nomura VIP Pathfinder Conservative Series	4,852
    31

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Series	Fees
Nomura VIP Pathfinder Moderate Series	$27,317
Nomura VIP Pathfinder Moderately Aggressive Series	33,237
Nomura VIP Pathfinder Moderately Conservative Series	8,676
Nomura VIP Pathfinder Moderate – Managed Volatility Series	26,644
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	3,797
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	1,694
Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to each Series. Sub-transfer agency fees are paid by each Series and are also included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
As provided in the investment management agreement, each Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Series. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2025, each Series paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:
Series	Fees
Nomura VIP Pathfinder Aggressive Series	$1,085
Nomura VIP Pathfinder Conservative Series	1,456
Nomura VIP Pathfinder Moderate Series	8,152
Nomura VIP Pathfinder Moderately Aggressive Series	9,916
Nomura VIP Pathfinder Moderately Conservative Series	2,589
Nomura VIP Pathfinder Moderate – Managed Volatility Series	8,546
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	1,674
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	1,039
Trustees’ fees include expenses accrued by each Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of a Series, a Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
    32

As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management’s US and European public investments business. The closing of this transaction resulted in the automatic termination of each Series' investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for each Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and each Series' name changes reflected below went effective.
Series Name Prior to December 1, 2025	Series Name Effective December 1, 2025
Macquarie VIP Pathfinder Aggressive Series	Nomura VIP Pathfinder Aggressive Series
Macquarie VIP Pathfinder Conservative Series	Nomura VIP Pathfinder Conservative Series
Macquarie VIP Pathfinder Moderate Series	Nomura VIP Pathfinder Moderate Series
Macquarie VIP Pathfinder Moderately Aggressive Series	Nomura VIP Pathfinder Moderately Aggressive Series
Macquarie VIP Pathfinder Moderately Conservative Series	Nomura VIP Pathfinder Moderately Conservative Series
Macquarie VIP Pathfinder Moderate – Managed Volatility Series	Nomura VIP Pathfinder Moderate – Managed Volatility Series
Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series
Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series	Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
    33

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
An affiliated issuer includes any company in which a Series held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to a Series is deemed to exercise, directly or indirectly, a certain level of control over the company.
A summary of the transactions in affiliated companies during the year ended December 31, 2025 was as follows:
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Nomura VIP Pathfinder Aggressive Series
Affiliated Mutual Funds—89.02%
Nomura VIP Core Equity Series Service Class
	$10,197,038	$3,840,748	$(2,193,198)	$261,702	$(235,820)	$11,870,470	849,104	$17,341	$1,602,234
Nomura VIP Corporate Bond Series Service Class
	6,917,592	1,111,516	(3,885,333)	(5,815)	79,862	4,217,822	899,322	358,312	—
Nomura VIP Growth and Income Series Standard Class
	3,747,040	4,940,620	(3,072,754)	501,189	1,027,739	7,143,834	187,011	81,008	416,993
Nomura VIP Growth Series Service Class
	6,895,403	893,927	(7,007,212)	(1,932,617)	1,150,499	—	—	—	615,826
Nomura VIP High Income Series Standard Class
	122,277	14,549	(11,879)	(1,845)	2,289	125,391	42,650	8,215	49
Nomura VIP International Core Equity Series Standard Class
	13,630,743	1,631,484	(3,751,508)	433,673	1,814,542	13,758,934	711,056	188,169	692,256
Nomura VIP Limited-Term Bond Series Service Class
	122,954	388,692	(15,031)	(621)	2,684	498,678	105,877	5,160	—
Nomura VIP Mid Cap Growth Series Standard Class
	579,119	5,714	(507,573)	(473,686)	396,426	—	—	—	—
Nomura VIP Science and Technology Series Standard Class
	—	3,152,384	(49,823)	889	112,840	3,216,290	95,837	—	—
Nomura VIP Small Cap Growth Series Standard Class
	586,533	6,856	(521,992)	(573,738)	502,341	—	—	—	—
Nomura VIP Smid Cap Core Series Service Class
	2,691,783	466,999	(1,154,295)	40,537	(70,305)	1,974,719	145,843	2,632	77,150
Nomura VIP Value Series Service Class
	3,158,639	662,979	(1,942,633)	(869,596)	698,908	1,708,297	385,620	66,689	323,185
	48,649,121	17,116,468	(24,113,231)	(2,619,928)	5,482,005	44,514,435		727,526	3,727,693
Affiliated Exchange-Traded Funds—10.79%
Nomura Focused International Core ETF
	—	1,342,445	—	—	31,400	1,373,845	52,841	473	—
Nomura Focused Large Growth ETF
	—	4,021,600	—	—	(2,779)	4,018,821	135,771	6,243	—
	—	5,364,045	—	—	28,621	5,392,666		6,716	—
Total	$48,649,121	$22,480,513	$(24,113,231)	$(2,619,928)	$5,510,626	$49,907,101		$734,242	$3,727,693

    34

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Nomura VIP Pathfinder Conservative Series
Affiliated Mutual Funds—93.41%
Nomura VIP Core Equity Series Service Class
	$9,607,300	$3,549,991	$(3,263,065)	$270,596	$(309,996)	$9,854,826	704,923	$14,908	$1,377,429
Nomura VIP Corporate Bond Series Service Class
	22,880,586	2,570,496	(6,756,547)	(732,748)	951,683	18,913,470	4,032,723	1,146,451	—
Nomura VIP Growth and Income Series Standard Class
	3,318,491	4,563,903	(3,169,243)	469,341	790,880	5,973,372	156,371	70,675	363,803
Nomura VIP Growth Series Service Class
	6,078,338	575,693	(5,980,505)	(1,896,147)	1,222,621	—	—	—	535,811
Nomura VIP High Income Series Standard Class
	851,529	88,727	(162,265)	(16,926)	18,154	779,219	265,040	55,139	309
Nomura VIP International Core Equity Series Standard Class
	5,438,888	1,500,912	(2,158,175)	259,192	672,669	5,713,486	295,271	84,736	311,734
Nomura VIP Limited-Term Bond Series Service Class
	13,504,506	1,823,452	(4,272,004)	(136,928)	168,231	11,087,257	2,353,983	546,638	—
Nomura VIP Mid Cap Growth Series Standard Class
	540,592	—	(470,242)	(495,484)	425,134	—	—	—	—
Nomura VIP Science and Technology Series Standard Class
	—	2,633,138	(51,663)	1,533	88,871	2,671,879	79,615	—	—
Nomura VIP Small Cap Growth Series Standard Class
	546,831	—	(481,154)	(539,397)	473,720	—	—	—	—
Nomura VIP Smid Cap Core Series Service Class
	2,392,764	363,977	(1,112,598)	26,233	(69,722)	1,600,654	118,217	2,213	64,865
Nomura VIP Value Series Service Class
	2,769,781	702,652	(1,944,126)	(939,914)	790,855	1,379,248	311,342	57,634	279,301
	67,929,606	18,372,941	(29,821,587)	(3,730,649)	5,223,100	57,973,411		1,978,394	2,933,252
Affiliated Exchange-Traded Funds—6.40%
Nomura Focused International Core ETF
	—	565,730	—	—	13,203	578,933	22,267	199	—
Nomura Focused Large Growth ETF
	—	3,440,582	(46,865)	(1,291)	(1,213)	3,391,213	114,568	5,269	—
	—	4,006,312	(46,865)	(1,291)	11,990	3,970,146		5,468	—
Total	$67,929,606	$22,379,253	$(29,868,452)	$(3,731,940)	$5,235,090	$61,943,557		$1,983,862	$2,933,252

    35

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Nomura VIP Pathfinder Moderate Series(1)
Affiliated Mutual Funds—91.13%
Nomura VIP Core Equity Series Service Class
	$66,066,422	$23,575,440	$(19,948,799)	$2,330,698	$(2,392,011)	$69,631,750	4,980,812	$106,996	$9,885,937
Nomura VIP Corporate Bond Series Service Class
	91,089,051	11,108,100	(30,807,132)	(1,181,751)	2,111,271	72,319,539	15,419,944	4,598,328	—
Nomura VIP Growth and Income Series Standard Class
	23,689,712	30,618,718	(21,403,142)	3,354,962	5,764,827	42,025,077	1,100,133	504,666	2,597,806
Nomura VIP Growth Series Service Class
	43,516,304	4,786,640	(43,451,005)	(11,633,629)	6,781,690	—	—	—	3,817,030
Nomura VIP High Income Series Standard Class
	2,837,640	282,107	(475,231)	(49,560)	55,403	2,650,359	901,483	184,933	1,043
Nomura VIP International Core Equity Series Standard Class
	67,802,968	8,429,743	(22,742,212)	2,655,593	8,409,536	64,555,628	3,336,208	946,017	3,480,302
Nomura VIP Limited-Term Bond Series Service Class
	36,938,316	5,348,215	(13,316,340)	(553,755)	642,779	29,059,215	6,169,685	1,506,412	—
Nomura VIP Mid Cap Growth Series Standard Class
	3,743,909	—	(3,251,145)	(3,065,588)	2,572,824	—	—	—	—
Nomura VIP Science and Technology Series Standard Class
	—	18,675,642	(469,518)	12,860	647,877	18,866,861	562,183	—	—
Nomura VIP Small Cap Growth Series Standard Class
	3,791,906	—	(3,333,671)	(3,756,146)	3,297,911	—	—	—	—
Nomura VIP Smid Cap Core Series Service Class
	17,038,236	2,705,850	(8,016,095)	221,387	(483,763)	11,465,615	846,796	16,097	471,822
Nomura VIP Value Series Service Class
	19,890,043	4,039,362	(12,945,641)	(6,203,262)	5,117,930	9,898,432	2,234,409	412,231	1,997,714
	376,404,507	109,569,817	(180,159,931)	(17,868,191)	32,526,274	320,472,476		8,275,680	22,251,654
Affiliated Exchange-Traded Funds—8.64%
Nomura Focused International Core ETF
	—	6,392,532	—	—	148,837	6,541,369	251,595	2,252	—
Nomura Focused Large Growth ETF
	—	24,340,930	(449,340)	(12,374)	(14,837)	23,864,379	806,229	37,074	—
	—	30,733,462	(449,340)	(12,374)	134,000	30,405,748		39,326	—
Total	$376,404,507	$140,303,279	$(180,609,271)	$(17,880,565)	$32,660,274	$350,878,224		$8,315,006	$22,251,654

(1) The Nomura VIP Pathfinder Moderate Series does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Series within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At December 31, 2025, the Series was the owner of record of 10.27%, 10.00%, 18.00%, and 21.60% of the Nomura Focused International Core ETF, Nomura VIP Core Equity Series, Nomura VIP Corporate Bond Series, and Nomura VIP Limited-Term Bond Series, respectively.

    36

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Nomura VIP Pathfinder Moderately Aggressive Series(1)
Affiliated Mutual Funds—89.99%
Nomura VIP Core Equity Series Service Class
	$88,538,750	$31,255,608	$(26,000,389)	$3,036,310	$(3,085,963)	$93,744,316	6,705,602	$145,029	$13,399,962
Nomura VIP Corporate Bond Series Service Class
	89,470,252	12,391,482	(36,460,660)	(861,409)	1,732,948	66,272,613	14,130,621	4,510,775	—
Nomura VIP Growth and Income Series Standard Class
	32,177,636	40,425,656	(28,191,552)	4,430,685	7,866,977	56,709,402	1,484,539	678,430	3,492,271
Nomura VIP Growth Series Service Class
	59,163,466	6,853,571	(59,432,220)	(15,852,242)	9,267,425	—	—	—	5,199,692
Nomura VIP High Income Series Standard Class
	2,313,877	242,506	(394,106)	(44,343)	48,431	2,166,365	736,859	150,707	848
Nomura VIP International Core Equity Series Standard Class
	105,826,224	11,315,329	(35,377,342)	3,997,737	12,988,279	98,750,227	5,103,371	1,442,571	5,307,071
Nomura VIP Limited-Term Bond Series Service Class
	21,981,429	3,453,094	(9,404,448)	(344,024)	387,135	16,073,186	3,412,566	895,456	—
Nomura VIP Mid Cap Growth Series Standard Class
	5,043,183	—	(4,387,024)	(4,150,250)	3,494,091	—	—	—	—
Nomura VIP Science and Technology Series Standard Class
	—	24,841,570	(536,434)	15,823	872,600	25,193,559	750,702	—	—
Nomura VIP Small Cap Growth Series Standard Class
	5,107,834	—	(4,498,376)	(5,040,591)	4,431,133	—	—	—	—
Nomura VIP Smid Cap Core Series Service Class
	23,124,451	3,656,649	(11,105,466)	269,706	(634,721)	15,310,619	1,130,770	21,600	633,124
Nomura VIP Value Series Service Class
	27,072,097	5,519,006	(17,686,825)	(8,324,610)	6,839,020	13,418,688	3,029,049	563,232	2,729,478
	459,819,199	139,954,471	(233,474,842)	(22,867,208)	44,207,355	387,638,975		8,407,800	30,762,446
Affiliated Exchange-Traded Funds—9.79%
Nomura Focused International Core ETF
	—	9,716,985	—	—	226,406	9,943,391	382,444	3,423	—
Nomura Focused Large Growth ETF
	—	32,874,177	(628,574)	(17,310)	(21,569)	32,206,724	1,088,065	50,035	—
	—	42,591,162	(628,574)	(17,310)	204,837	42,150,115		53,458	—
Total	$459,819,199	$182,545,633	$(234,103,416)	$(22,884,518)	$44,412,192	$429,789,090		$8,461,258	$30,762,446

(1) The Nomura VIP Pathfinder Moderately Aggressive Series does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Series within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At December 31, 2025, the Series was the owner of record of 15.61%, 13.47%, 16.49%, 13.20%, and 11.95% of the Nomura Focused International Core ETF, Nomura VIP Core Equity Series, Nomura VIP Corporate Bond Series, Nomura VIP International Core Equity Series, and Nomura VIP Limited-Term Bond Series, respectively.

    37

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Nomura VIP Pathfinder Moderately Conservative Series(1)
Affiliated Mutual Funds—92.26%
Nomura VIP Core Equity Series Service Class
	$19,021,185	$6,958,255	$(5,992,649)	$686,407	$(724,735)	$19,948,463	1,426,929	$30,541	$2,821,848
Nomura VIP Corporate Bond Series Service Class
	34,736,780	4,148,327	(10,579,908)	(204,149)	536,558	28,637,608	6,106,100	1,765,850	—
Nomura VIP Growth and Income Series Standard Class
	6,709,121	9,008,296	(6,315,763)	983,006	1,620,777	12,005,437	314,278	143,183	737,045
Nomura VIP Growth Series Service Class
	12,308,131	1,295,582	(12,235,989)	(3,373,898)	2,006,174	—	—	—	1,082,913
Nomura VIP High Income Series Standard Class
	1,204,661	128,709	(215,424)	(19,151)	21,245	1,120,040	380,966	79,068	447
Nomura VIP International Core Equity Series Standard Class
	15,615,544	2,767,498	(5,559,540)	655,354	1,936,021	15,414,877	796,634	227,839	838,197
Nomura VIP Limited-Term Bond Series Service Class
	17,819,752	2,540,019	(5,908,140)	(205,622)	242,484	14,488,493	3,076,113	731,811	—
Nomura VIP Mid Cap Growth Series Standard Class
	1,074,117	—	(934,000)	(893,808)	753,691	—	—	—	—
Nomura VIP Science and Technology Series Standard Class
	—	5,422,380	(150,244)	5,411	185,450	5,462,997	162,783	—	—
Nomura VIP Small Cap Growth Series Standard Class
	1,087,878	—	(957,304)	(1,016,632)	886,058	—	—	—	—
Nomura VIP Smid Cap Core Series Service Class
	4,830,190	789,519	(2,236,671)	100,442	(163,405)	3,320,075	245,205	4,653	136,385
Nomura VIP Value Series Service Class
	5,618,491	1,213,808	(3,712,475)	(1,784,589)	1,480,788	2,816,023	635,671	116,536	564,747
	120,025,850	34,272,393	(54,798,107)	(5,067,229)	8,781,106	103,214,013		3,099,481	6,181,582
Affiliated Exchange-Traded Funds—7.53%
Nomura Focused International Core ETF
	—	1,530,902	—	—	35,808	1,566,710	60,259	539	—
Nomura Focused Large Growth ETF
	—	6,919,344	(56,849)	(1,566)	(3,083)	6,857,846	231,684	10,654	—
	—	8,450,246	(56,849)	(1,566)	32,725	8,424,556		11,193	—
Total	$120,025,850	$42,722,639	$(54,854,956)	$(5,068,795)	$8,813,831	$111,638,569		$3,110,674	$6,181,582

(1) The Nomura VIP Pathfinder Moderately Conservative Series does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Series within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At December 31, 2025, the Series was the owner of record of 10.77% of the Nomura VIP Limited-Term Bond Series.

    38

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Nomura VIP Pathfinder Moderate – Managed Volatility Series(1)
Affiliated Mutual Funds—89.51%
Nomura VIP Core Equity Series Service Class
	$65,164,849	$24,386,290	$(24,232,534)	$2,867,646	$(2,891,698)	$65,294,553	4,670,569	$101,208	$9,351,066
Nomura VIP Corporate Bond Series Service Class
	89,844,379	13,906,562	(36,831,971)	(2,118,584)	3,021,503	67,821,889	14,460,957	4,349,974	—
Nomura VIP Growth and Income Series Standard Class
	23,369,155	30,557,637	(23,141,451)	3,403,410	5,200,558	39,389,309	1,031,134	491,782	2,531,487
Nomura VIP Growth Series Service Class
	42,936,564	5,649,069	(43,923,026)	(13,251,676)	8,589,069	—	—	—	3,608,462
Nomura VIP High Income Series Standard Class
	2,810,752	390,174	(714,556)	(82,317)	88,647	2,492,700	847,857	174,077	985
Nomura VIP International Core Equity Series Standard Class
	66,873,350	10,253,625	(27,399,342)	3,087,422	7,714,887	60,529,942	3,128,162	895,088	3,292,939
Nomura VIP Limited-Term Bond Series Service Class
	36,482,605	6,418,470	(15,734,227)	(511,106)	610,774	27,266,516	5,789,070	1,426,716	—
Nomura VIP Mid Cap Growth Series Standard Class
	3,683,585	65,251	(3,277,071)	(3,122,581)	2,650,816	—	—	—	—
Nomura VIP Science and Technology Series Standard Class
	—	17,576,298	(523,449)	16,699	607,108	17,676,656	526,718	—	—
Nomura VIP Small Cap Growth Series Standard Class
	3,730,794	66,600	(3,358,459)	(3,610,057)	3,171,122	—	—	—	—
Nomura VIP Smid Cap Core Series Service Class
	16,808,073	3,104,008	(8,897,964)	320,983	(597,037)	10,738,063	793,062	15,214	445,946
Nomura VIP Value Series Service Class
	19,630,037	4,426,709	(13,751,436)	(6,017,920)	4,989,297	9,276,687	2,094,060	390,238	1,891,134
	371,334,143	116,800,693	(201,785,486)	(19,018,081)	33,155,046	300,486,315		7,844,297	21,122,019
Affiliated Exchange-Traded Funds—8.52%
Nomura Focused International Core ETF
	—	6,028,167	—	—	140,394	6,168,561	237,256	2,124	—
Nomura Focused Large Growth ETF
	—	23,126,163	(640,088)	(17,627)	(13,621)	22,454,827	758,609	34,885	—
	—	29,154,330	(640,088)	(17,627)	126,773	28,623,388		37,009	—
Total	$371,334,143	$145,955,023	$(202,425,574)	$(19,035,708)	$33,281,819	$329,109,703		$7,881,306	$21,122,019

(1) The Nomura VIP Pathfinder Moderate – Managed Volatility Series does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Series within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At December 31, 2025, the Series was the owner of record of 16.88% and 20.27% of the Nomura VIP Corporate Bond Series and Nomura VIP Limited-Term Bond Series, respectively.

    39

Notes to financial statements
Ivy Variable Insurance Portfolios
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series
Affiliated Mutual Funds—88.39%
Nomura VIP Core Equity Series Service Class
	$10,347,823	$3,879,534	$(3,943,430)	$405,283	$(409,782)	$10,279,428	735,295	$16,015	$1,479,706
Nomura VIP Corporate Bond Series Service Class
	10,459,550	1,844,984	(5,134,462)	(392,477)	492,023	7,269,618	1,550,025	498,072	—
Nomura VIP Growth and Income Series Standard Class
	3,762,428	4,777,560	(3,675,713)	532,378	821,229	6,217,882	162,772	77,786	400,410
Nomura VIP Growth Series Service Class
	6,918,288	1,001,803	(7,177,569)	(2,214,429)	1,471,907	—	—	—	574,248
Nomura VIP High Income Series Standard Class
	268,889	38,210	(69,287)	(8,472)	8,869	238,209	81,023	16,647	94
Nomura VIP International Core Equity Series Standard Class
	12,372,222	1,797,773	(5,304,307)	581,296	1,383,194	10,830,178	559,699	159,313	586,097
Nomura VIP Limited-Term Bond Series Service Class
	2,566,306	510,691	(1,318,821)	(49,449)	55,914	1,764,641	374,659	98,583	—
Nomura VIP Mid Cap Growth Series Standard Class
	586,657	12,978	(525,687)	(496,229)	422,281	—	—	—	—
Nomura VIP Science and Technology Series Standard Class
	—	2,746,541	(84,908)	3,211	95,768	2,760,612	82,259	—	—
Nomura VIP Small Cap Growth Series Standard Class
	594,168	13,780	(539,292)	(689,848)	621,192	—	—	—	—
Nomura VIP Smid Cap Core Series Service Class
	2,702,360	517,391	(1,494,058)	11,177	(57,116)	1,679,754	124,059	2,388	69,993
Nomura VIP Value Series Service Class
	3,165,972	738,215	(2,267,276)	(1,154,030)	989,619	1,472,500	332,393	62,150	301,185
	53,744,663	17,879,460	(31,534,810)	(3,471,589)	5,895,098	42,512,822		930,954	3,411,733
Affiliated Exchange-Traded Funds—9.69%
Nomura Focused International Core ETF
	—	1,074,257	—	—	25,109	1,099,366	42,284	378	—
Nomura Focused Large Growth ETF
	—	3,609,742	(41,555)	(1,144)	(2,463)	3,564,580	120,425	5,538	—
	—	4,683,999	(41,555)	(1,144)	22,646	4,663,946		5,916	—
Total	$53,744,663	$22,563,459	$(31,576,365)	$(3,472,733)	$5,917,744	$47,176,768		$936,870	$3,411,733

    40

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Income distributions	Capital gain distributions
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Affiliated Mutual Funds—90.78%
Nomura VIP Core Equity Series Service Class
	$3,722,481	$1,677,022	$(1,729,166)	$108,737	$(133,589)	$3,645,485	260,764	$6,089	$562,552
Nomura VIP Corporate Bond Series Service Class
	6,799,000	1,402,702	(3,015,655)	(403,447)	452,018	5,234,618	1,116,123	352,064	—
Nomura VIP Growth and Income Series Standard Class
	1,312,157	1,941,265	(1,545,210)	221,949	265,259	2,195,420	57,472	28,555	146,989
Nomura VIP Growth Series Service Class
	2,408,907	408,508	(2,546,341)	(812,539)	541,465	—	—	—	215,817
Nomura VIP High Income Series Standard Class
	235,006	43,808	(74,110)	(8,077)	7,702	204,329	69,500	15,795	81
Nomura VIP International Core Equity Series Standard Class
	3,056,095	847,263	(1,587,131)	178,908	322,451	2,817,586	145,612	45,413	167,071
Nomura VIP Limited-Term Bond Series Service Class
	3,492,513	774,978	(1,621,169)	(59,384)	60,795	2,647,733	562,151	145,809	—
Nomura VIP Mid Cap Growth Series Standard Class
	209,210	8,971	(190,842)	(195,983)	168,644	—	—	—	—
Nomura VIP Science and Technology Series Standard Class
	—	999,667	(36,688)	673	33,818	997,470	29,722	—	—
Nomura VIP Small Cap Growth Series Standard Class
	211,737	9,040	(195,490)	(242,130)	216,843	—	—	—	—
Nomura VIP Smid Cap Core Series Service Class
	945,383	222,157	(544,882)	7,771	(23,131)	607,298	44,852	927	27,186
Nomura VIP Value Series Service Class
	1,099,761	318,719	(838,509)	(403,818)	339,285	515,438	116,352	23,218	112,516
	23,492,250	8,654,100	(13,925,193)	(1,607,340)	2,251,560	18,865,377		617,870	1,232,212
Affiliated Exchange-Traded Funds—7.38%
Nomura Focused International Core ETF
	—	283,562	—	—	6,620	290,182	11,161	100	—
Nomura Focused Large Growth ETF
	—	1,286,069	(41,093)	(1,132)	(674)	1,243,170	41,999	1,931	—
	—	1,569,631	(41,093)	(1,132)	5,946	1,533,352		2,031	—
Total	$23,492,250	$10,223,731	$(13,966,286)	$(1,608,472)	$2,257,506	$20,398,729		$619,901	$1,232,212
    41

Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments
For the year ended December 31, 2025, each Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:
Series	Purchases	Sales
Nomura VIP Pathfinder Aggressive Series	$22,480,513	$24,113,231
Nomura VIP Pathfinder Conservative Series	22,379,253	29,868,452
Nomura VIP Pathfinder Moderate Series	140,303,279	180,609,271
Nomura VIP Pathfinder Moderately Aggressive Series	182,545,633	234,103,416
Nomura VIP Pathfinder Moderately Conservative Series	42,722,639	54,854,956
Nomura VIP Pathfinder Moderate – Managed Volatility Series	145,955,023	202,425,574
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	22,563,459	31,576,365
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	10,223,731	13,966,286
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Series were as follows:
Series	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Nomura VIP Pathfinder Aggressive Series	$48,982,034	$3,241,477	$(2,194,148)	$1,047,329
Nomura VIP Pathfinder Conservative Series	67,571,312	1,622,347	(7,097,243)	(5,474,896)
Nomura VIP Pathfinder Moderate Series	364,137,990	15,672,701	(28,051,073)	(12,378,372)
Nomura VIP Pathfinder Moderately Aggressive Series	434,696,589	23,609,579	(27,434,745)	(3,825,166)
Nomura VIP Pathfinder Moderately Conservative Series	118,370,512	3,920,397	(10,377,058)	(6,456,661)
Nomura VIP Pathfinder Moderate – Managed Volatility Series	348,047,343	14,217,046	(27,403,186)	(13,186,140)
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	49,136,613	2,424,778	(3,573,509)	(1,148,731)
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	22,371,936	644,531	(2,266,819)	(1,622,288)
US GAAP defines fair value as the price that each Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
    42

Level 3  − Significant unobservable inputs, including each Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. Each Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Series’ investments by fair value hierarchy levels as of December 31, 2025:
Nomura VIP Pathfinder Aggressive Series
Level 1
Securities
Assets:
Affiliated Exchange-Traded Funds	$5,392,666
Affiliated Mutual Funds	44,514,435
Short-Term Investments	122,262
Total Value of Securities	$50,029,363
Nomura VIP Pathfinder Conservative Series
Level 1
Securities
Assets:
Affiliated Exchange-Traded Funds	$3,970,146
Affiliated Mutual Funds	57,973,411
Short-Term Investments	152,859
Total Value of Securities	$62,096,416
Nomura VIP Pathfinder Moderate Series
Level 1
Securities
Assets:
Affiliated Exchange-Traded Funds	$30,405,748
Affiliated Mutual Funds	320,472,476
Short-Term Investments	881,394
Total Value of Securities	$351,759,618

    43

Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments (continued)
Nomura VIP Pathfinder Moderately Aggressive Series
Level 1
Securities
Assets:
Affiliated Exchange-Traded Funds	$42,150,115
Affiliated Mutual Funds	387,638,975
Short-Term Investments	1,082,333
Total Value of Securities	$430,871,423
Nomura VIP Pathfinder Moderately Conservative Series
Level 1
Securities
Assets:
Affiliated Exchange-Traded Funds	$8,424,556
Affiliated Mutual Funds	103,214,013
Short-Term Investments	275,282
Total Value of Securities	$111,913,851
Nomura VIP Pathfinder Moderate – Managed Volatility Series
Level 1
Securities
Assets:
Affiliated Exchange-Traded Funds	$28,623,388
Affiliated Mutual Funds	300,486,315
Short-Term Investments	5,733,310
Total Value of Securities	$334,843,013

Derivatives[1]
Assets:
Futures Contracts	$26,196

Liabilities:
Futures Contracts	$(8,006)

    44

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series
Level 1
Securities
Assets:
Affiliated Exchange-Traded Funds	$4,663,946
Affiliated Mutual Funds	42,512,822
Short-Term Investments	808,543
Total Value of Securities	$47,985,311

Derivatives[1]
Assets:
Futures Contracts	$3,742

Liabilities:
Futures Contracts	$(1,171)

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Level 1
Securities
Assets:
Affiliated Exchange-Traded Funds	$1,533,352
Affiliated Mutual Funds	18,865,377
Short-Term Investments	347,567
Total Value of Securities	$20,746,296

Derivatives[1]
Assets:
Futures Contracts	$3,742

Liabilities:
Futures Contracts	$(390)

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
    45

Notes to financial statements
Ivy Variable Insurance Portfolios
3. Investments (continued)
During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. Each Series' policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when a Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Series' net assets. As of December 31, 2025, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Ordinary income	Long-term capital gains	Total
Year ended December 31, 2025:
Nomura VIP Pathfinder Aggressive Series	$848,085	$—	$848,085
Nomura VIP Pathfinder Conservative Series	1,997,030	—	1,997,030
Nomura VIP Pathfinder Moderate Series	9,018,155	—	9,018,155
Nomura VIP Pathfinder Moderately Aggressive Series	9,927,861	—	9,927,861
Nomura VIP Pathfinder Moderately Conservative Series	3,445,965	—	3,445,965
Nomura VIP Pathfinder Moderate – Managed Volatility Series	8,691,420	—	8,691,420
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	1,172,208	—	1,172,208
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	634,962	—	634,962
Year ended December 31, 2024:
Nomura VIP Pathfinder Aggressive Series	882,403	—	882,403
Nomura VIP Pathfinder Conservative Series	1,880,919	373,740	2,254,659
Nomura VIP Pathfinder Moderate Series	6,605,330	—	6,605,330
Nomura VIP Pathfinder Moderately Aggressive Series	7,683,632	—	7,683,632
Nomura VIP Pathfinder Moderately Conservative Series	2,129,446	—	2,129,446
Nomura VIP Pathfinder Moderate – Managed Volatility Series	5,812,636	—	5,812,636
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	886,316	—	886,316
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	373,853	—	373,853
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:
	Nomura VIP Pathfinder Aggressive Series	Nomura VIP Pathfinder Conservative Series	Nomura VIP Pathfinder Moderate Series	Nomura VIP Pathfinder Moderately Aggressive Series
Paid-in capital	$47,124,095	$66,429,340	$352,199,595	$420,591,062
Undistributed ordinary income	1,566,668	2,136,674	11,888,823	14,019,165
Undistributed long-term capital gains	269,074	—	—	—
Capital loss carryforwards	—	(1,023,934)	—	—
Deferred directors fees	(3,741)	(4,215)	(29,452)	(35,108)
Unrealized appreciation (depreciation) of investments and derivatives	1,047,329	(5,474,896)	(12,378,372)	(3,825,166)
Net assets	$50,003,425	$62,062,969	$351,680,594	$430,749,953

    46

	Nomura VIP Pathfinder Moderately Conservative Series	Nomura VIP Pathfinder Moderate – Managed Volatility Series	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Paid-in capital	$114,115,072	$346,048,120	$51,551,176	$23,807,967
Undistributed ordinary income	4,225,396	8,953,589	1,116,580	680,629
Capital loss carryforwards	—	(6,092,553)	(3,414,333)	(2,078,455)
Non-deductible expenses	—	(4,763)	(4,738)	(4,738)
Deferred directors fees	(9,420)	(8,290)	(1,264)	(1,058)
Unrealized appreciation (depreciation) of investments and derivatives	(6,456,661)	(13,186,140)	(1,148,731)	(1,622,288)
Net assets	$111,874,387	$335,709,963	$48,098,690	$20,782,057
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on futures contracts.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of earnings and profits distributed to shareholders on the redemption of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, certain Series recorded the following reclassifications:
	Paid-in capital	Total distributable earnings (loss)
Nomura VIP Pathfinder Conservative Series	$1	$(1)
Nomura VIP Pathfinder Moderate Series	2	(2)
Nomura VIP Pathfinder Moderately Aggressive Series	(1)	1
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	(1)	1
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	(2)	2
Nomura VIP Pathfinder Aggressive Series, Nomura VIP Pathfinder Moderately Conservative Series, and Nomura VIP Pathfinder Moderate – Managed Volatility Series did not have any reclassifications for the year ended December 31, 2025.
At December 31, 2025, certain Series have capital loss carryforwards available to offset future realized capital gains as follows:
	Loss carryforward character
	Short-term	Long-term	Total
Nomura VIP Pathfinder Conservative Series	$ —	$1,023,934	$ 1,023,934
Nomura VIP Pathfinder Moderate – Managed Volatility Series	—	6,092,553	6,092,553
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	—	3,414,333	3,414,333
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	—	2,078,455	2,078,455
    47

Notes to financial statements
Ivy Variable Insurance Portfolios
6. Capital Shares
Transactions in capital shares were as follows:
	Nomura VIP Pathfinder Aggressive Series		Nomura VIP Pathfinder Conservative Series		Nomura VIP Pathfinder Moderate Series
	Year ended		Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Service Class[1]	232,139	335,016	247,250	730,964	218,594	287,719

Shares issued upon reinvestment of dividends and distributions:
Service Class[1]	204,852	225,103	474,354	547,248	2,178,298	1,659,630
	436,991	560,119	721,604	1,278,212	2,396,892	1,947,349
Shares redeemed:
Service Class[1]	(1,633,860)	(2,957,556)	(3,069,792)	(5,124,203)	(16,639,377)	(23,926,961)
Net decrease	(1,196,869)	(2,397,437)	(2,348,188)	(3,845,991)	(14,242,485)	(21,979,612)
	Nomura VIP Pathfinder Moderately Aggressive Series		Nomura VIP Pathfinder Moderately Conservative Series		Nomura VIP Pathfinder Moderate – Managed Volatility Series
	Year ended		Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Service Class[1]	497,451	538,911	278,233	527,912	1,119,762	3,670,925

Shares issued upon reinvestment of dividends and distributions:
Service Class[1]	2,358,162	1,911,351	820,468	520,647	2,064,470	1,397,268
	2,855,613	2,450,262	1,098,701	1,048,559	3,184,232	5,068,193
Shares redeemed:
Service Class[1]	(21,240,578)	(32,053,717)	(5,149,889)	(5,566,307)	(19,024,818)	(26,121,474)
Net decrease	(18,384,965)	(29,603,455)	(4,051,188)	(4,517,748)	(15,840,586)	(21,053,281)

    48

	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series		Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
	Year ended		Year ended
	12/31/25	12/31/24	12/31/25	12/31/24
Shares sold:
Service Class[1]	198,341	210,960	613,028	1,221,313

Shares issued upon reinvestment of dividends and distributions:
Service Class[1]	259,338	200,071	195,373	115,386
	457,679	411,031	808,401	1,336,699
Shares redeemed:
Service Class[1]	(2,874,645)	(5,075,722)	(2,128,604)	(3,702,301)
Net decrease	(2,416,966)	(4,664,691)	(1,320,203)	(2,365,602)
1 Effective May 1, 2024, Class II shares were renamed Service Class shares.
7. Interfund Lending Program
Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2025.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Futures Contracts —  A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2025, Nomura VIP Pathfinder Moderate – Managed Volatility Series, Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series, and Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series posted $901,113, $131,721, and $48,423, respectively, in cash as collateral for open
    49

Notes to financial statements
Ivy Variable Insurance Portfolios
8. Derivatives (continued)
futures contracts, which is included in “Cash collateral due from broker on futures contracts” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”
During the year ended December 31, 2025, the Managed Volatility Series invested in futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
During the year ended December 31, 2025, the Managed Volatility Series experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the “Statements of assets and liabilities” and “Statements of operations.”
The table below summarizes the average daily balance of derivative holdings by each Series during the year ended December 31, 2025:
	Short Derivative Volume
	Nomura VIP Pathfinder Moderate – Managed Volatility Series	Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Futures contracts (average notional amount)	$17,919,765	$2,534,804	$1,261,814
9. Securities Lending
Each Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Series or, at the discretion of the lending agent, replace the loaned securities. Each Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Series receives loan premiums paid by the borrower. With respect to security loans collateralized by
    50

cash collateral, the earnings from the collateral investments are shared among each Series, the security lending agent, and the borrower. Each Series records security lending income net of allocations to the security lending agent and the borrower.
Each Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Series’ cash collateral account may be less than the amount each Series would be required to return to the borrowers of the securities and each Series would be required to make up for this shortfall.
During the year ended December 31, 2025, each Series had no securities out on loan.
10. Credit and Market Risks
Because each Series invests substantially all of its assets in Ivy Variable Insurance Portfolios mutual funds, the risks associated with investing in the Series are closely related to the risks associated with the securities and other investments held by the Underlying Funds.
Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default and are not obligated to dispose of securities whose issuers subsequently default.
In the normal course of business, the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.
Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.
If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by US or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
    51

Notes to financial statements
Ivy Variable Insurance Portfolios
11. Contractual Obligations
Each Series enters into contracts in the normal course of business that contain a variety of indemnifications. Each Series’ maximum exposure under these arrangements is unknown. However, each Series has not had prior claims or losses pursuant to these contracts. Management has reviewed each Series’ existing contracts and expects the risk of loss to be remote.
12. Recent Accounting Pronouncements
Each Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because each Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
13. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
    52

Report of independent registered public accounting firm
To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Nomura VIP Pathfinder Aggressive Series, Nomura VIP Pathfinder Conservative Series, Nomura VIP Pathfinder Moderate Series, Nomura VIP Pathfinder Moderately Aggressive Series, Nomura VIP Pathfinder Moderately Conservative Series, Nomura VIP Pathfinder Moderate – Managed Volatility Series, Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series and Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nomura VIP Pathfinder Aggressive Series, Nomura VIP Pathfinder Conservative Series, Nomura VIP Pathfinder Moderate Series, Nomura VIP Pathfinder Moderately Aggressive Series, Nomura VIP Pathfinder Moderately Conservative Series, Nomura VIP Pathfinder Moderate - Managed Volatility Series, Nomura VIP Pathfinder Moderately Aggressive - Managed Volatility Series and Nomura VIP Pathfinder Moderately Conservative - Managed Volatility Series (eight of the series constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Series”) as of December 31, 2025, the related statements of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of December 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
    53

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, each Series reports distributions paid during the year as follows:
	(A) Ordinary Income Distributions (Tax Basis)	(B) Qualifying Dividends[1]
Nomura VIP Pathfinder Aggressive Series	100.00%	32.86%
Nomura VIP Pathfinder Conservative Series	100.00%	12.15%
Nomura VIP Pathfinder Moderate Series	100.00%	19.23%
Nomura VIP Pathfinder Moderately Aggressive Series	100.00%	23.59%
Nomura VIP Pathfinder Moderately Conservative Series	100.00%	14.33%
Nomura VIP Pathfinder Moderate – Managed Volatility Series	100.00%	19.11%
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	100.00%	22.41%
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	100.00%	15.51%

(A) is based on a percentage of each Series' total distributions.
(B) is based on each Series' ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended December 31, 2025, certain dividends paid by each Series, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2025, certain Series reported maximum Qualified Short-Term Capital Gains distributions as follows:
Qualified Short-Term Capital Gains
Nomura VIP Pathfinder Moderately Conservative Series	$416,677
Each Series intends to pass through foreign tax credits in the maximum amount and the gross foreign source income earned during the fiscal year 2025 by each Series was as follows:
	Foreign Tax Credits	Gross Foreign Source Income Earned
Nomura VIP Pathfinder Aggressive Series	$7,594	$195,764
Nomura VIP Pathfinder Conservative Series	3,420	88,155
Nomura VIP Pathfinder Moderate Series	38,180	984,197
Nomura VIP Pathfinder Moderately Aggressive Series	58,220	1,500,790
Nomura VIP Pathfinder Moderately Conservative Series	9,195	237,034
Nomura VIP Pathfinder Moderate – Managed Volatility Series	36,124	931,212
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	6,430	165,743
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	1,833	47,246
    54

Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, shareholders of each Series approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
Series	For	Against	Abstain
Nomura VIP Pathfinder Aggressive Series	8,962,415	1,040,941	1,304,365
Nomura VIP Pathfinder Conservative Series	13,352,208	459,301	1,057,046
Nomura VIP Pathfinder Moderate Series	80,187,679	2,265,943	2,192,776
Nomura VIP Pathfinder Moderately Aggressive Series	93,813,074	5,898,363	1,522,447
Nomura VIP Pathfinder Moderately Conservative Series	22,031,862	2,286,419	2,137,256
Nomura VIP Pathfinder Moderate – Managed Volatility Series	76,321,015	1,396,705	2,660,616
Nomura VIP Pathfinder Moderately Aggressive – Managed Volatility Series	9,013,671	692,091	808,869
Nomura VIP Pathfinder Moderately Conservative – Managed Volatility Series	6,039,170	—	518,059
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Pathfinder Aggressive Series, Nomura (formerly, Macquarie) VIP Pathfinder Moderately Aggressive Series, Nomura (formerly, Macquarie) VIP Pathfinder Moderate Series, Nomura (formerly, Macquarie) VIP Pathfinder Moderately Conservative Series, Nomura (formerly, Macquarie) VIP Pathfinder Conservative Series, Nomura (formerly, Macquarie) VIP Pathfinder Moderate—Managed Volatility Series, Nomura (formerly, Macquarie) VIP Pathfinder Moderately Aggressive—Managed Volatility Series and Nomura (formerly, Macquarie) VIP Pathfinder Moderately Conservative—Managed Volatility Series (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”); the Sub-Advisory Agreements with Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK” or the “Affiliated Sub-Adviser”) and Securian Asset Management, Inc. (“Securian”) (together with the Affiliated Sub-Adviser, the “Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
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Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd., the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
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The Board received and considered various information with respect to the services provided by the Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Sub-Advisers with respect to certain asset classes and/or investment styles, including the managed volatility overlay. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2024. For Funds acquired from complexes sponsored by other, predecessor investment managers, the Board considered that each Fund’s performance prior to such acquisition is that of its predecessor investment manager and not DMC.
Nomura VIP Pathfinder Aggressive Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third and second quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe, for the 3-year period was equal to the median of its Performance Universe, and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Pathfinder Moderately Aggressive Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe and for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Pathfinder Moderate Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe and for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund
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Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Pathfinder Moderately Conservative Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3-and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Pathfinder Conservative Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation conservative funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Pathfinder Moderate—Managed Volatility Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth and third quartiles of its Performance Universe, respectively, and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was above the median of its Performance Universe and for the 1- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Pathfinder Moderately Aggressive—Managed Volatility Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third and second quartiles of its Performance Universe, respectively, and for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Pathfinder Moderately Conservative—Managed Volatility Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe and for the 3-, 5-, and 10-year periods was in third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The
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Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers. In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers and/or expense reimbursements, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Pathfinder Aggressive Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Pathfinder Moderately Aggressive Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Pathfinder Moderate Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Pathfinder Moderately Conservative Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Pathfinder Conservative Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Pathfinder Moderate—Managed Volatility Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Pathfinder Moderately Aggressive—Managed Volatility Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Pathfinder Moderately Conservative—Managed Volatility Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Funds.
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Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future,  by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreement and of the Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
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Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction(with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
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Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds,
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and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment
    63

Other Series information (Unaudited)
Ivy Variable Insurance Portfolios
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory
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Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
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(5168242)
AR-VIP-PF-0226

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included as part of materials filed under Item 7 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Ivy Variable Insurance Portfolios

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 6, 2026

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 6, 2026